UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 16.17%, modestly trailing the 16.71% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Conversely, the Fund outperformed the 15.06% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector weighting was the primary reason for the Fund’s strong absolute performance in 2010, but stock selection was also positive. The information technology (“IT”), consumer discretionary, and energy sectors were the leading relative outperformers. The financials and materials sectors were primary relative detractors.

The Fund’s results in the IT sector benefited from strong stock selection. Apple, the top absolute portfolio contributor, experienced sales growth in all three major products (iPhones, iPods, and Macs) and appeared, at year-end, poised to benefit strongly from the new iPad. The share price of Baidu, operator of China’s most popular Web site, more than doubled on continued earnings growth, benefiting from the effective withdrawal of Google from the Chinese market. Baidu is the dominant search engine in the world’s largest Internet market. Limiting exposure to several significant benchmark holdings that underperformed, such as Cisco Systems, Hewlett-Packard, and Microsoft, also aided the Fund’s performance, relative to the benchmark.

The portfolio’s overweight position in the consumer discretionary sector, relative to the benchmark, also contributed to performance. Marriott, the largest U.S. hotel chain, benefited from a rebound in travel after occupancies hit a 30-year low in 2009. The company turned a profit in the third quarter of 2010 and announced plans to increase the number of rooms, including a significant increase in Brazil. Shares of Starbucks rose steadily on continuing stronger sales. In addition to improving sales in the United States, the coffee chain showed potential for notable international growth, announcing that it would triple the number of stores in China over five years. Amazon.com continued to outperform, due to strong earnings results and a positive impact from the introduction of a new version of its Kindle eReader. The company continued to gain Internet retail market share, as Internet retailers continued to acquire market share at the expense of traditional retailers.

The Fund’s energy position outperformed on stock selection, offsetting an unfavorable underweighting in the strong-performing sector. Schlumberger, the global oilfield services firm, was a top absolute portfolio contributor.

On the downside, the financials sector was by far the Fund’s biggest relative detractor in 2010, largely due to stock selection. Investment banker Goldman Sachs suffered from charges related to its mortgage securities sales. Shares fell sharply after the U.S. Securities and Exchange Commission filed fraud charges against the firm. Consequently, the portfolio reduced its position in the stock. Sector results were also negatively affected by portfolio holdings in bank stocks. Banks are facing regulatory challenges and net interest margins are squeezed by the low interest rate environment.

Subadviser outlook

For 2011, we hold a modestly positive view of the equities market. In our view, earnings and cash flow should improve, boosting investor confidence and thus strengthening equity markets. We are particularly focused on exposure to companies positioned to

6

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

benefit from high overseas exposure to emerging markets, as we expect economic growth in these areas to outpace growth in developed markets. There is also a good chance for multiple expansions in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. The Fund is poised to capitalize on the improving market environment, with overweight investments in the consumer discretionary, industrials, and business services sectors.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Apple, Inc.	7.3%
Google, Inc. Class A	5.4%
Amazon.com, Inc.	4.7%
Danaher Corp.	3.4%
Schlumberger Ltd.	2.9%
Franklin Resources, Inc.	2.1%
Praxair, Inc.	1.9%
Express Scripts, Inc.	1.9%
QUALCOMM, Inc.	1.9%
Starbucks Corp.	1.7%

33.2%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Communications	23.4%
Consumer, Cyclical	15.5%
Technology	13.7%
Industrial	13.4%
Consumer, Non-cyclical	11.2%
Financial	10.8%
Energy	7.9%
Basic Materials	3.8%
Mutual Funds	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

7

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10- 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	16.17%	2.79%
Russell 1000 Growth Index*	16.71%	3.38%
S&P 500 Index	15.06%	1.27%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10- 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	15.91%	2.07%
Russell 1000 Growth Index*	16.71%	3.90%+
S&P 500 Index	15.06%	1.47%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment approach of MML Emerging Growth Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above average rates. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of emerging growth companies. Effective August 20, 2010, Insight Capital Research & Management, Inc. (Insight Capital) was removed as co-subadviser to the Fund, leaving Essex Investment Management Company, LLC (Essex) as the sole subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 25.26%, underperforming the 29.09% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From Essex, which subadvised the Fund for all of 2010:

Although industrials lagged at the beginning of 2010, an improved global economic outlook led to a return of confidence in industrial stocks. Notably, the portfolio posted strong gains in industrial holdings connected to growth in the alternative energy market, including Power-One, Inc., which provides renewable energy and energy-efficient power conversion and management solutions. Adding significant value to the portfolio’s full-year performance was stock selection in producer durables, which benefited from alternative energy and mining exposure, as well as merger and acquisition (M&A) activity within the sector. The portfolio lagged the benchmark early in the year in the materials sector, but gained ground in the second half of 2010, thanks to stock selection within the sector. For example, Interface, Inc. was a bright spot, with increased demand for the company’s carpeting tiles boosting the stock.

Despite a difficult second quarter following the Gulf oil spill, energy shares posted robust gains in the second half of the year on strong oil prices. The portfolio’s traditional energy holdings added value, although alternative energy and natural gas-exposed names were detractors. Alternative energy returns were weak early in the period, as investors worried about changes to government subsidies. Technology posted market-leading returns during the year, as investors cheered strong demand trends and acquisition activity in the sector. The portfolio’s underweight position, relative to the benchmark, in the energy sector dampened returns; however, and strong selection in communications technology was outweighed by mixed returns in software.

The health care sector was challenged during the year, weighed down by reform uncertainty and the mid-term congressional elections. However, the portfolio outperformed the benchmark in the health care sector, thanks to stock selection that focused on companies with solid fundamentals and positive product cycles. Consumer discretionary posted solid returns for the year, with a second-quarter slowdown trumped by a strong second half, which was driven by increasingly optimistic expectations for consumer spending. Finally, the portfolio outperformed the benchmark in retail, but lost ground, relative to the benchmark, in the consumer services segment.

From Insight Capital, which co-subadvised the Fund from January 1 – August 19, 2010:

Earlier in 2010, positive reactions to strong earnings revisions resulted in the most significant contributions to the portfolio’s performance. Advancing stocks included Lululemon Athletica (which designs and develops innovative athletic apparel) and SXC Health Solutions, a pharmacy benefit manager that taps into a wide cross-section of markets. Conversely, the portfolio experienced disappointing performance from a few positions – the most notable being DragonWave, which develops and sells microwave backhaul solutions for wireless network operators.

As 2010 progressed, positive reactions to strong earnings revisions was a significant performance driver, with individual contributions coming from Acme Packet, a leading telecommunications equipment vendor with little true competition within its market segment; and Cirrus Logic, which produces high-precision analog and mixed-signal integrated circuits for audio and

9

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

energy markets (its largest customer is Apple). On the other hand, disappointing performance came from portfolio holdings such as Northern Oil & Gas (an independent oil and natural gas exploration company) and Power-One.

Subadviser outlook

We believe the advancement set forth by the Federal Reserve’s second round of monetary easing in the fourth quarter of 2010 will be strengthened by continued expansion in lending. As interest rates continue to move upward, we expect a continuation in the shift to equities as investors look for higher rates of return. While our view is that high unemployment and the threat of inflation from rising commodity prices will keep financial markets on edge, further easing in financials, along with M&A activity, should remain key drivers for stock prices in 2011.

MML Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Blackboard, Inc.	2.5%
PAREXEL International Corp.	2.4%
Ulta Salon Cosmetics & Fragrance, Inc.	2.3%
Wabtec Corp.	2.3%
Kaydon Corp.	2.2%
Acme Packet, Inc.	2.1%
HEALTHSOUTH Corp.	2.0%
Titan International, Inc.	1.9%
SINA Corp.	1.9%
Intrepid Potash, Inc.	1.9%

21.5%

MML Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	24.6%
Industrial	18.2%
Technology	12.9%
Communications	12.9%
Consumer, Cyclical	12.4%
Energy	8.1%
Basic Materials	3.7%
Financial	3.3%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

MML Emerging Growth Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	87.6%
Cayman Islands	5.0%
Canada	2.6%
Bermuda	0.9%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

10

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund Initial Class and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	25.26%	0.27%	-1.93%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

Hypothetical Investments in MML Emerging Growth Fund Service Class and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	24.95%	-4.58%
Russell 2000 Growth Index	29.09%	4.86%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Equity Index Fund – Portfolio Manager Report

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500 Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class I shares returned 14.51%, lagging the 15.06% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2010, large-capitalization stocks underperformed both mid- and small-capitalization stocks. All sectors in the benchmark posted positive returns for the year. The largest gain was in consumer discretionary, which returned 27.66% for the year. Information technology, the largest sector in the benchmark, returned 10.19% for the year. Other strong performers were the industrials and materials sectors, which posted returns of 26.71% and 22.20%, respectively. Conversely, health care returned just 2.90%, the smallest sector gain for the year.

The year started in negative territory, as U.S. equity markets suffered losses in January, fueled by mixed corporate earnings and continued concerns around jobless data and consumer confidence levels. In February and March, the equity markets advanced, as many U.S. corporations posted unexpected positive earnings, in tandem with increased corporate activity.

The second quarter started with a better-than-expected earnings season and multiple merger and acquisition (“M&A”) announcements; however, disappointing macroeconomic data and Securities and Exchange Commission (SEC) fraud charges against Goldman Sachs in mid-April helped reverse the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June, M&A activity and comments from the Federal Reserve (the “Fed”) provided a brief rally, but the market quickly reverted after disappointing U.S. home sales, Gross Domestic Product (GDP), and several lower-than-expected corporate earnings and guidance announcements.

U.S. markets rallied in the third quarter, driven by better-than-expected earnings reports, increased M&A activity, and speculation concerning the Fed’s quantitative easing efforts, which ultimately resulted in the announcement of further quantitative easing in the form of $600 billion in U.S. Treasury purchases. Share repurchases and/or dividend increases by Microsoft, MasterCard, and Thermo Fisher were seen as positive news by the markets.

A better-than-anticipated start to the earnings season helped equity markets early in the fourth quarter, along with further M&A activity and better-than-expected macroeconomic data. The year ended on a positive note, as December provided positive performance on strong manufacturing data, both in the U.S. and internationally.

Subadviser outlook

In our view, growing new orders in the industrials sector, against a backdrop of falling inventories, bode well for 2011 growth, and many have embraced this more robust outlook. In addition to the economic check-up, policy discussions have focused on two key risks: the European credit crisis and U.S. state and local financial deterioration. With regard to the European credit crisis, while we expect a journey toward greater fiscal unity to be bumpy, we do expect the European Union to work its way through this crisis – predicated on an expectation for reluctant (but forthcoming) German support. Importantly, we see limited systemic risk in the U.S., as meaningful intervention by Fed authorities seems unlikely and potential losses will likely be immaterial to aggregate net worth.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

12

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Exxon Mobil Corp.	3.2%
Apple, Inc.	2.6%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
The Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
JP Morgan Chase & Co.	1.4%

18.5%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.3%
Financial	15.7%
Technology	13.0%
Energy	12.1%
Communications	11.5%
Industrial	11.0%
Consumer, Cyclical	8.7%
Basic Materials	3.7%
Utilities	3.2%
Diversified	0.0%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

13

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class I	14.51%	1.90%	1.00%
Class II	14.76%	2.08%	1.17%
Class III	14.93%	2.22%	1.28%
S&P 500 Index	15.06%	2.29%	1.41%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	14.22%	0.52%
S&P 500 Index	15.06%	1.47%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund’s subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 12.38%, trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Similarly, the Fund underperformed the 15.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

All sectors of the market registered increases in 2010. Consumer discretionary, industrials, and materials were the sectors within benchmark that increased the most. Conversely, health care and utilities were the benchmark sectors that increased the least.

The portfolio had more of an allocation to the financials sector than any other sector in the benchmark – and this was the most important contributor to the Fund’s performance. The Fund’s financial holdings outperformed the corresponding sector within the benchmark and had a higher relative average weighting than the benchmark. Berkshire Hathaway, Wells Fargo, and Julius Baer were among the most important contributors to the Fund’s full-year performance.

Consumer staples companies were also an important reason for the Fund’s performance in 2010. The portfolio’s consumer staples holdings outperformed the corresponding sector within the benchmark – and had a higher relative average weighting than did the benchmark. From this sector, Costco was among the most important contributors to performance for the year.

While energy companies made positive contributions to absolute performance, they were the most important reason that the Fund lagged the benchmark for the year. The Fund’s energy companies underperformed the corresponding benchmark sector, but these firms occupied a higher relative average weighting in the portfolio (when compared to the benchmark). Occidental Petroleum and Canadian Natural Resources were some of the strongest contributors to Fund results from within the energy sector, whereas EOG Resources, Transocean, and China Coal Energy were among the most significant detractors from this sector.

Portfolio holdings within the industrials sector also contributed to absolute performance; however, they were another important reason that the Fund’s performance lagged the benchmark. The Fund’s industrial companies underperformed the benchmark sector and had a lower relative average weighting in industrials than did the benchmark. China Shipping Development was a significant detractor. Elsewhere, three companies – Hewlett-Packard, Microsoft, and Visa – were noteworthy detractors.

Subadviser outlook

Our long-term focus usually results in low fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Fund’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus on the future, considering each company’s long-term business fundamentals.

Consistent with our low-turnover strategy, as of December 31, 2010, only two companies had dropped out of the Fund’s top 10 holdings from the end of 2009: Berkshire Hathaway and JPMorgan Chase. The Fund continues to own both of these companies, but in reduced amounts. The two new additions to the Fund’s top 10 holdings, CVS Caremark and Bank of New York Mellon, were among the Fund’s top 20 holdings as of December 31, 2009.

15

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Costco Wholesale Corp.	5.4%
Wells Fargo & Co.	4.9%
American Express Co.	4.4%
Occidental Petroleum Corp.	4.0%
CVS Caremark Corp.	3.8%
EOG Resources, Inc.	3.7%
Devon Energy Corp.	3.5%
Loews Corp.	3.1%
Merck & Co., Inc.	3.0%
Bank of New York Mellon Corp.	2.9%

38.7%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	26.8%
Consumer, Non-cyclical	20.7%
Energy	16.0%
Consumer, Cyclical	13.7%
Industrial	6.3%
Technology	4.9%
Basic Materials	4.6%
Communications	2.2%
Diversified	1.0%

Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%

Net Assets	100.0%

MML Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	77.7%
Canada	5.5%
Switzerland	4.4%
United Kingdom	2.5%
Hong Kong	1.8%
Netherlands	1.4%
China	1.0%
Brazil	0.8%
Mexico	0.7%
Netherlands Antilles	0.4%

Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%

Net Assets	100.0%

16

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	12.38%	1.19%	2.27%
S&P 500 Index*	15.06%	2.29%	1.41%
Russell 1000 Value Index	15.51%	1.28%	3.26%

Hypothetical Investments in MML Large Cap Value Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	12.04%	0.50%
S&P 500 Index*	15.06%	1.47%+
Russell 1000 Value Index	15.51%	-0.13%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML NASDAQ-100® Fund – Portfolio Manager Report

What is the investment approach of MML NASDAQ-100® Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 19.58%, moderately outperforming the 19.22% return of the NASDAQ-100 Index (the “benchmark”). The benchmark is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector performance was positive for the year ended December 31, 2010. Information technology, the largest weight in the benchmark, returned 20.49%; consumer discretionary returned 26.89%.

The year started in negative territory, as U.S. equity markets suffered losses in January, fueled by mixed corporate earnings and continued concerns around jobless data and consumer confidence levels. In February and March, the equity markets advanced, as many U.S. corporations posted unexpected positive earnings, in tandem with increased corporate activity.

The second quarter started with a better-than-expected earnings season and multiple merger and acquisition (“M&A”) announcements; however, disappointing macroeconomic data and Securities and Exchange Commission (SEC) fraud charges against Goldman Sachs in mid-April helped reverse the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June, M&A activity and comments from the Federal Reserve (the “Fed”) provided a brief rally, but the market quickly reverted after disappointing U.S. home sales, Gross Domestic Product (GDP), and several lower-than-expected corporate earnings and guidance announcements.

U.S. markets rallied in the third quarter, driven by better-than-expected earnings reports, increased M&A activity, and speculation concerning the Fed’s quantitative easing efforts, which ultimately resulted in the announcement of further quantitative easing in the form of $600 billion in U.S. Treasury purchases. Share repurchases and/or dividend increases by Microsoft, MasterCard, and Thermo Fisher were seen as positive news by the markets.

A better-than-anticipated start to the earnings season helped equity markets early in the fourth quarter, along with further M&A activity and better-than-expected macroeconomic data. The year ended on a positive note, as December provided positive performance on strong manufacturing data, both in the U.S. and internationally.

Subadviser outlook

In our view, growing new orders in the industrials sector, against a backdrop of falling inventories, bode well for 2011 growth, and many have embraced this more robust outlook. In addition to the economic check-up, policy discussions have focused on two key risks: the European credit crisis and U.S. state and local financial deterioration. With regard to the European credit crisis, while we expect a journey toward greater fiscal unity to be bumpy, we do expect the European Union to work its way through this crisis – predicated on an expectation for reluctant (but forthcoming) German support. Importantly, we see limited systemic risk in the U.S., as meaningful intervention by Fed authorities seems unlikely and potential losses will likely be immaterial to aggregate net worth.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

18

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

MML NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Apple, Inc.	19.6%
QUALCOMM, Inc.	4.6%
Google, Inc. Class A	4.3%
Microsoft Corp.	3.9%
Oracle Corp.	3.1%
Amazon.com, Inc.	2.5%
Intel Corp.	2.0%
Cisco Systems, Inc.	1.9%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1.8%
Starbucks Corp.	1.6%

45.3%

MML NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Technology	45.4%
Communications	26.4%
Consumer, Non-cyclical	14.1%
Consumer, Cyclical	8.2%
Industrial	2.7%
Energy	0.5%
Basic Materials	0.4%
Mutual Funds	0.4%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities

Net Assets	100.0%

19

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML NASDAQ-100 Fund Initial Class and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	19.58%	6.30%	-0.61%
NASDAQ-100 Index	19.22%	6.16%	-0.54%

Hypothetical Investments in MML NASDAQ-100 Fund Service Class and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	19.51%	5.29%
NASDAQ-100 Index	19.22%	7.52%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s two subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 49% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 51% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 22.24%, significantly underperforming the 29.09% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 22.24% return trailed the 26.85% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Waddell & Reed component experienced strong absolute performance for the year, despite lagging the benchmark, with all sectors except health care posting double-digit gains. Over the course of the year, the largest sector allocation increases were in cyclical sectors, such as industrials and energy, as mounting economic evidence and stimulative monetary and fiscal policy led to the market’s conviction that a “double-dip” recession would be avoided. An overweight position in the energy sector, relative to the benchmark, contributed to performance for the year, but stock selection within this sector trailed the benchmark. Despite the fact that the energy sector was, in 2010, a benefactor of the resurgence in global economic activity, holdings within the portfolio were concentrated in the deep-water drilling service industry, which generally underperformed.

The consumer discretionary sector performed well, but occupied a larger position in the portfolio early in 2010. Waddell & Reed reduced the portfolio’s allocation in consumer discretionary in the latter half of the year, taking profits in some positions. Detracting from the portfolio’s performance, relative to the benchmark, was stock selection within the health care sector, where continued regulatory pressure on reimbursements and uncertainty on insurance coverage led to a great deal of investor uncertainty. Toward the second half of the year, Waddell & Reed leveraged some opportunities to increase exposure to specific health care device companies – after which time the sector’s performance improved. The technology sector performed well for the year, although Waddell & Reed trimmed some software holdings on profit-taking. Waddell & Reed increased the portfolio’s exposure within the technology sector in some areas that could be more prone to benefit from the economic rebound – such as semi-conductors.

With respect to the Fund’s Wellington Management component, weak stock selection in the consumer discretionary, energy, information technology (“IT”), financials, health care, and industrials sectors hampered the portfolio’s performance for the year – which more than offset Wellington Management’s strong stock selection in the health care, consumer discretionary, and industrials sectors.

Stocks that detracted the most from relative returns during the period were Equinix (IT), a commercial data center and Internet exchange services company (eliminated from the portfolio); SunPower (IT), an integrated solar products company; DreamWorks Animation (consumer discretionary), a computer-generated, animated feature film company; NutriSystem (consumer discretionary), a provider of weight-loss products and services (eliminated from the portfolio); Comstock Resources (energy), which engages in the acquisition, development, production, and exploration of oil and natural gas; and VistaPrint (IT), an online provider of customized marketing products and services to small businesses worldwide.

Top contributors to relative performance during the period included Netezza (IT), an innovative provider of data warehouse and analytic appliances; Skyworks Solutions (IT), a wireless handset chip supplier; OSI Pharmaceuticals (health care), a

21

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

biotechnology company (eliminated from the portfolio); Tenneco (consumer discretionary), a supplier of emissions and ride control components for automobiles and commercial vehicles; TRW Automotive (consumer discretionary), an auto parts supplier that was eliminated from the portfolio, as the stock’s market capitalization rose out of the portfolio’s range; and ArvinMeritor (industrials), a commercial vehicle components manufacturer with market-leading positions in axles and brakes.

Subadviser outlook

We believe that strong profits, low interest rates, and stimulative federal and monetary actions should continue to drive the momentum in the market and economy at least over the near term. Margin improvement has helped support profit growth and consequently, our view is that revenue growth will become a bigger factor in driving earnings growth going forward. Our view is that a recent improvement in bank lending is a strong positive, as the money supply has grown, although velocity has been lacking. Employment and housing continue to be in an elongated recovery process, with prospects for gradual improvement. Finally, we believe that if bond flows reverse direction, this could provide another boost for equities.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Wabtec Corp.	2.2%
Under Armour, Inc. Class A	2.1%
LKQ Corp.	2.1%
Portfolio Recovery Associates, Inc.	2.1%
MICROS Systems, Inc.	2.0%
General Cable Corp.	1.9%
Greenhill & Co., Inc.	1.9%
PerkinElmer, Inc.	1.8%
Volcano Corp.	1.8%
Strayer Education, Inc.	1.7%

19.6%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.2%
Industrial	19.6%
Consumer, Cyclical	18.7%
Technology	16.1%
Communications	9.8%
Financial	8.1%
Energy	6.0%
Basic Materials	1.2%
Utilities	0.7%
Mutual Funds	0.3%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

22

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	22.24%	4.45%	4.20%
Russell 2000 Growth Index*	29.09%	5.30%	3.78%
Russell 2000 Index	26.85%	4.47%	6.33%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	21.90%	4.64%
Russell 2000 Growth Index*	29.09%	4.86%+
Russell 2000 Index	26.85%	4.04%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Advertising — 0.6%
Omnicom Group, Inc.	47,300	$2,166,340

Aerospace & Defense — 0.9%
United Technologies Corp.	38,600	3,038,592

Apparel — 1.0%
Nike, Inc. Class B	41,270	3,525,283

Auto Manufacturers — 0.3%
General Motors Co. (a)	30,800	1,135,288

Automotive & Parts — 0.6%
Johnson Controls, Inc.	51,000	1,948,200

Banks — 2.2%
Bank of New York Mellon Corp.	3,700	111,740
Northern Trust Corp.	28,200	1,562,562
PNC Financial Services Group, Inc.	1,100	66,792
State Street Corp.	24,000	1,112,160
U.S. Bancorp	85,600	2,308,632
Wells Fargo & Co.	78,000	2,417,220

		7,579,106

Beverages — 0.4%
The Coca-Cola Co.	900	59,193
InBev NV	4,600	263,396
PepsiCo, Inc.	14,550	950,552

		1,273,141

Biotechnology — 1.4%
Amgen, Inc. (a)	720	39,528
Celgene Corp. (a)	75,600	4,470,984
Life Technologies Corp. (a)	1,900	105,450
Vertex Pharmaceuticals, Inc. (a)	8,700	304,761

		4,920,723

Chemicals — 3.2%
Air Products & Chemicals, Inc.	14,500	1,318,775
Monsanto Co.	5,850	407,394
The Mosaic Co.	36,900	2,817,684
Praxair, Inc.	69,330	6,618,935
The Sherwin-Williams Co.	300	25,125

		11,187,913

Coal — 0.9%
Peabody Energy Corp.	46,500	2,975,070

Commercial Services — 4.4%
Automatic Data Processing, Inc.	7,150	330,902
MasterCard, Inc. Class A	19,590	4,390,315
McKesson Corp.	59,900	4,215,762
Visa, Inc. Class A	64,480	4,538,102
Western Union Co.	85,300	1,584,021

		15,059,102

	Number of Shares	Value
Computers — 9.5%
Accenture PLC Class A	58,650	$2,843,939
Apple, Inc. (a)	77,420	24,972,595
EMC Corp. (a)	110,600	2,532,740
Hewlett-Packard Co.	3,300	138,930
International Business Machines Corp.	9,000	1,320,840
NetApp, Inc. (a)	16,000	879,360

		32,688,404

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	36,900	2,373,777

Distribution & Wholesale — 1.6%
Fastenal Co.	59,900	3,588,609
W.W. Grainger, Inc.	14,600	2,016,406

		5,605,015

Diversified Financial — 8.3%
American Express Co.	102,250	4,388,570
Ameriprise Financial, Inc.	40,600	2,336,530
BlackRock, Inc.	1,600	304,928
The Charles Schwab Corp.	37,400	639,914
CME Group, Inc.	600	193,050
Credit Suisse Group	7,284	294,133
Franklin Resources, Inc.	63,850	7,100,758
The Goldman Sachs Group, Inc.	14,550	2,446,728
IntercontinentalExchange, Inc. (a)	24,550	2,925,133
Invesco Ltd.	105,900	2,547,954
JP Morgan Chase & Co.	103,500	4,390,470
NYSE Euronext	25,600	767,488
TD Ameritrade Holding Corp.	14,500	275,355

		28,611,011

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	71,000	4,059,070

Engineering & Construction — 0.2%
McDermott International, Inc. (a)	28,100	581,389

Foods — 0.0%
Whole Foods Market, Inc. (a)	1,200	60,708

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	13,300	889,371

Health Care – Products — 1.0%
Edwards Lifesciences Corp. (a)	7,300	590,132
Intuitive Surgical, Inc. (a)	550	141,763
St. Jude Medical, Inc. (a)	14,450	617,737
Stryker Corp.	42,330	2,273,121

		3,622,753

Health Care – Services — 0.1%
Thermo Fisher Scientific, Inc. (a)	3,200	177,152

Insurance — 0.3%
Prudential Financial, Inc.	15,900	933,489

The accompanying notes are an integral part of the financial statements.

24

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 14.8%
Akamai Technologies, Inc. (a)	17,700	$832,785
Amazon.com, Inc. (a)	89,050	16,029,000
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	47,600	4,594,828
eBay, Inc. (a)	68,300	1,900,789
Google, Inc. Class A (a)	31,200	18,531,864
Liberty Media Corp.-Interactive Class A (a)	141,600	2,233,032
Priceline.com, Inc. (a)	7,800	3,116,490
Tencent Holdings Ltd.	166,400	3,659,456

		50,898,244

Leisure Time — 1.3%
Carnival Corp.	94,400	4,352,784

Lodging — 3.4%
Las Vegas Sands Corp. (a)	55,400	2,545,630
Marriott International, Inc. Class A	122,687	5,096,418
Starwood Hotels & Resorts Worldwide, Inc.	50,800	3,087,624
Wynn Resorts Ltd.	8,300	861,872

		11,591,544

Machinery – Construction & Mining — 0.1%
Joy Global, Inc.	4,600	399,050

Machinery – Diversified — 1.4%
Cummins, Inc.	4,600	506,046
Deere & Co.	15,100	1,254,055
Eaton Corp.	5,400	548,154
Rockwell Automation, Inc.	33,600	2,409,456
Roper Industries, Inc.	2,500	191,075

		4,908,786

Manufacturing — 4.7%
3M Co.	36,900	3,184,470
Danaher Corp.	244,660	11,540,612
Honeywell International, Inc.	25,600	1,360,896
Illinois Tool Works, Inc.	4,600	245,640

		16,331,618

Media — 2.4%
Discovery Communications, Inc. Series C (a)	77,575	2,846,227
Time Warner, Inc.	37,733	1,213,870
The Walt Disney Co.	110,200	4,133,602

		8,193,699

Metal Fabricate & Hardware — 1.4%
Precision Castparts Corp.	34,200	4,760,982

Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	16,800	2,017,512

	Number of Shares	Value
Oil & Gas — 2.1%
Concho Resources, Inc. (a)	8,700	$762,729
EOG Resources, Inc.	23,790	2,174,644
Exxon Mobil Corp.	930	68,002
Occidental Petroleum Corp.	18,100	1,775,610
Range Resources Corp.	12,500	562,250
Suncor Energy, Inc.	40,700	1,558,403
Ultra Petroleum Corp. (a)	4,500	214,965

		7,116,603

Oil & Gas Services — 5.0%
Cameron International Corp. (a)	56,600	2,871,318
FMC Technologies, Inc. (a)	32,000	2,845,120
Halliburton Co.	28,200	1,151,406
National Oilwell Varco, Inc.	4,200	282,450
Schlumberger Ltd.	120,600	10,070,100

		17,220,394

Pharmaceuticals — 3.3%
Allergan, Inc.	44,860	3,080,536
Cardinal Health, Inc.	21,200	812,172
Express Scripts, Inc. (a)	121,900	6,588,695
Medco Health Solutions, Inc. (a)	1,200	73,524
Shire PLC Sponsored ADR (United Kingdom)	9,900	716,562

		11,271,489

Retail — 7.1%
Bed Bath & Beyond, Inc. (a)	55,200	2,713,080
CarMax, Inc. (a)	16,600	529,208
Coach, Inc.	57,900	3,202,449
Costco Wholesale Corp.	6,100	440,481
Dollar Tree, Inc. (a)	6,400	358,912
Kohl’s Corp. (a)	31,900	1,733,446
Lowe’s Cos., Inc.	79,600	1,996,368
McDonald’s Corp.	39,950	3,066,562
O’Reilly Automotive, Inc. (a)	44,800	2,706,816
Polo Ralph Lauren Corp.	12,900	1,430,868
Starbucks Corp.	179,500	5,767,335
Target Corp.	4,600	276,598
Tiffany & Co.	1,500	93,405

		24,315,528

Semiconductors — 3.0%
Altera Corp.	37,750	1,343,145
Broadcom Corp. Class A	94,850	4,130,717
Intel Corp.	300	6,309
Marvell Technology Group Ltd. (a)	119,150	2,210,233
Xilinx, Inc.	95,300	2,761,794

		10,452,198

Software — 1.2%
Autodesk, Inc. (a)	20,300	775,460
Cerner Corp. (a)	3,800	360,012

The accompanying notes are an integral part of the financial statements.

25

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fiserv, Inc. (a)	30,770	$1,801,891
Intuit, Inc. (a)	18,500	912,050
Microsoft Corp.	250	6,980
Salesforce.com, Inc. (a)	2,100	277,200

		4,133,593

Telecommunications — 5.5%
American Tower Corp. Class A (a)	103,970	5,369,011
Corning, Inc.	90,000	1,738,800
Juniper Networks, Inc. (a)	142,850	5,274,022
QUALCOMM, Inc.	132,200	6,542,578

		18,924,411

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	29,000	737,470

Transportation — 3.2%
CSX Corp.	6,400	413,504
Expeditors International of Washington, Inc.	63,600	3,472,560
FedEx Corp.	33,400	3,106,534
Union Pacific Corp.	42,200	3,910,252

		10,902,850

TOTAL COMMON STOCK (Cost $258,536,508)		342,939,652

TOTAL EQUITIES (Cost $258,536,508)		342,939,652

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,002	1,002

TOTAL MUTUAL FUNDS (Cost $1,002)		1,002

TOTAL LONG-TERM INVESTMENTS (Cost $258,537,510)		342,940,654

	Principal Amount

SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$2,018,988	2,018,988

TOTAL SHORT-TERM INVESTMENTS (Cost $2,018,988)		2,018,988

Value
TOTAL INVESTMENTS — 100.3% (Cost $260,556,498) (c)	$344,959,642

Other Assets/(Liabilities) — (0.3)%	(911,745)

NET ASSETS — 100.0%	$344,047,897

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,018,990. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $2,063,364.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.1%

COMMON STOCK — 96.1%
Apparel — 1.4%
Steven Madden Ltd. (a)	4,720	$196,918

Auto Manufacturers — 1.4%
Wabash National Corp. (a)	16,470	195,169

Automotive & Parts — 5.1%
Exide Technologies (a)	26,087	245,479
Titan International, Inc.	14,044	274,420
Westport Innovations, Inc. (a)	10,397	192,552

		712,451

Banks — 1.1%
Cathay General Bancorp	9,376	156,579

Biotechnology — 1.9%
3SBio, Inc. ADR (Cayman Islands) (a)	11,527	174,980
Affymetrix, Inc. (a)	17,749	89,277

		264,257

Chemicals — 3.7%
Intrepid Potash, Inc. (a)	7,013	261,515
Rockwood Holdings, Inc. (a)	6,646	259,991

		521,506

Commercial Services — 7.7%
Alliance Data Systems Corp. (a)	3,464	246,048
American Public Education, Inc. (a)	3,079	114,662
Cardtronics, Inc. (a)	10,557	186,859
Corinthian Colleges, Inc. (a)	9,101	47,416
Kforce, Inc. (a)	9,124	147,626
PAREXEL International Corp. (a)	16,212	344,181

		1,086,792

Computers — 1.1%
Electronics for Imaging, Inc. (a)	10,299	147,379

Diversified Financial — 2.2%
Evercore Partners, Inc. Class A	4,430	150,620
Janus Capital Group, Inc.	12,501	162,138

		312,758

Electrical Components & Equipment — 3.8%
American Superconductor Corp. (a)	4,771	136,403
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	21,149	146,351
Power-One, Inc. (a)	24,728	252,226

		534,980

Electronics — 2.7%
Analogic Corp.	4,095	202,744
Newport Corp. (a)	10,603	184,174

		386,918

	Number of Shares	Value
Energy – Alternate Sources — 1.6%
FuelCell Energy, Inc. (a)	66,286	$153,121
Headwaters, Inc. (a)	15,914	72,886

		226,007

Environmental Controls — 1.0%
TETRA Technologies, Inc. (a)	5,664	141,940

Hand & Machine Tools — 1.6%
Snap-on, Inc.	3,968	224,509

Health Care – Products — 4.4%
Bruker Corp. (a)	8,648	143,557
NxStage Medical, Inc. (a)	9,130	227,154
Thoratec Corp. (a)	8,659	245,223

		615,934

Health Care – Services — 4.6%
Air Methods Corp. (a)	2,764	155,530
Health Management Associates, Inc. Class A (a)	21,875	208,688
HEALTHSOUTH Corp. (a)	13,413	277,783

		642,001

Internet — 4.5%
Limelight Networks, Inc. (a)	19,670	114,283
LoopNet, Inc. (a)	10,208	113,411
SINA Corp. (a)	3,819	262,823
Vocus, Inc. (a)	5,201	143,860

		634,377

Lodging — 0.8%
7 Days Group Holdings Ltd. ADR (Cayman Islands) (a)	5,586	118,982

Machinery – Diversified — 2.3%
Wabtec Corp.	6,062	320,619

Manufacturing — 3.4%
Acuity Brands, Inc.	3,659	211,015
ESCO Technologies, Inc.	3,332	126,083
LSB Industries, Inc. (a)	5,924	143,716

		480,814

Media — 2.5%
Acacia Research-Acacia Technologies (a)	8,699	225,652
DG FastChannel, Inc. (a)	4,135	119,419

		345,071

Metal Fabricate & Hardware — 3.4%
Circor International, Inc.	3,945	166,794
Kaydon Corp.	7,679	312,689

		479,483

Office Furnishings — 1.4%
Interface, Inc. Class A	12,674	198,348

The accompanying notes are an integral part of the financial statements.

27

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 4.0%
CVR Energy, Inc. (a)	11,802	$179,154
GeoResources, Inc. (a)	7,335	162,910
GMX Resources, Inc. (a)	7,151	39,474
Swift Energy Co. (a)	4,777	187,020

		568,558

Oil & Gas Services — 2.4%
Superior Energy Services, Inc. (a)	4,874	170,541
Tesco Corp. (a)	10,821	171,838

		342,379

Pharmaceuticals — 6.1%
Akorn, Inc. (a)	24,877	151,004
BioMarin Pharmaceutical, Inc. (a)	5,024	135,296
Mylan, Inc. (a)	10,489	221,633
Neogen Corp. (a)	4,966	203,755
Questcor Pharmaceuticals, Inc. (a)	9,984	147,064

		858,752

Retail — 2.3%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	9,548	324,632

Semiconductors — 0.9%
Integrated Device Technology, Inc. (a)	19,022	126,686

Software — 10.9%
Acxiom Corp. (a)	7,054	120,976
Advent Software, Inc. (a)	2,288	132,521
Blackboard, Inc. (a)	8,424	347,911
Compuware Corp. (a)	18,282	213,351
Concur Technologies, Inc. (a)	2,294	119,127
Medidata Solutions, Inc. (a)	6,543	156,247
RealPage, Inc. (a)	5,320	164,548
Renaissance Learning, Inc.	4,886	57,850
Solera Holdings, Inc.	4,490	230,427

		1,542,958

Telecommunications — 5.9%
Acme Packet, Inc. (a)	5,465	290,519
Aruba Networks, Inc. (a)	8,952	186,918
Global Crossing Ltd. (a)	10,127	130,841
Ixia (a)	13,522	226,899

		835,177

TOTAL COMMON STOCK (Cost $10,911,370)		13,542,934

TOTAL EQUITIES (Cost $10,911,370)		13,542,934

	Number of Shares	Value

WARRANTS — 0.0%
Internet — 0.0%
Lantronix, Inc., Expires 2/09/11, Strike 4.68 (a) (b)	99	$-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $10,911,370)		13,542,934

	Principal Amount

SHORT-TERM INVESTMENTS — 5.3%
Repurchase Agreement — 5.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$749,910	749,910

TOTAL SHORT-TERM INVESTMENTS (Cost $749,910)		749,910

TOTAL INVESTMENTS — 101.4% (Cost $11,661,280) (d)		14,292,844

Other Assets/(Liabilities) — (1.4)%		(194,433)

NET ASSETS — 100.0%		$14,098,411

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $749,910. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $765,043.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (a)	12,930	$137,317
Omnicom Group, Inc.	8,003	366,537

		503,854

Aerospace & Defense — 2.0%
The Boeing Co.	19,495	1,272,244
General Dynamics Corp.	10,041	712,510
Goodrich Corp.	3,339	294,066
L-3 Communications Holdings, Inc.	3,019	212,809
Lockheed Martin Corp.	7,863	549,702
Northrop Grumman Corp.	7,776	503,729
Raytheon Co.	9,692	449,127
Rockwell Collins, Inc.	4,164	242,595
United Technologies Corp.	24,561	1,933,442

		6,170,224

Agriculture — 1.7%
Altria Group, Inc.	55,478	1,365,868
Archer-Daniels-Midland Co.	16,963	510,247
Lorillard, Inc.	3,977	326,353
Philip Morris International, Inc.	48,227	2,822,726
Reynolds American, Inc.	8,982	292,993

		5,318,187

Airlines — 0.1%
Southwest Airlines Co.	19,666	255,265

Apparel — 0.3%
Nike, Inc. Class B	10,164	868,209
VF Corp.	2,311	199,162

		1,067,371

Auto Manufacturers — 0.7%
Ford Motor Co. (a)	99,525	1,671,025
Paccar, Inc.	9,684	556,055

		2,227,080

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	6,457	76,515
Johnson Controls, Inc.	17,900	683,780

		760,295

Banks — 4.9%
Bank of America Corp.	268,027	3,575,480
Bank of New York Mellon Corp.	32,938	994,728
BB&T Corp.	18,352	482,474
Capital One Financial Corp.	12,147	516,976
Comerica, Inc.	4,630	195,571
Fifth Third Bancorp	21,059	309,146
First Horizon National Corp. (a)	6,184	72,848
Huntington Bancshares, Inc.	22,943	157,618

	Number of Shares	Value
KeyCorp	23,280	$206,028
M&T Bank Corp.	3,162	275,252
Marshall & Ilsley Corp.	13,714	94,901
Northern Trust Corp.	6,439	356,785
PNC Financial Services Group, Inc.	13,938	846,315
Regions Financial Corp.	33,226	232,582
State Street Corp.	13,337	618,037
SunTrust Banks, Inc.	13,224	390,240
U.S. Bancorp	50,909	1,373,016
Wells Fargo & Co.	139,457	4,321,772
Zions Bancorp	4,655	112,791

		15,132,560

Beverages — 2.5%
Brown-Forman Corp. Class B	2,752	191,594
The Coca-Cola Co.	61,734	4,060,245
Coca-Cola Enterprises, Inc.	8,951	224,044
Constellation Brands, Inc. Class A (a)	4,735	104,880
Dr. Pepper Snapple Group, Inc.	6,029	211,980
Molson Coors Brewing Co. Class B	4,204	210,999
PepsiCo, Inc.	42,147	2,753,463

		7,757,205

Biotechnology — 1.1%
Amgen, Inc. (a)	25,088	1,377,331
Biogen Idec, Inc. (a)	6,308	422,951
Celgene Corp. (a)	12,499	739,191
Genzyme Corp. (a)	6,859	488,361
Life Technologies Corp. (a)	4,941	274,226

		3,302,060

Building Materials — 0.0%
Masco Corp.	9,500	120,270

Chemicals — 2.1%
Air Products & Chemicals, Inc.	5,700	518,415
Airgas, Inc.	1,984	123,921
CF Industries Holdings, Inc.	1,879	253,947
The Dow Chemical Co.	30,827	1,052,434
E.I. du Pont de Nemours & Co.	24,276	1,210,887
Eastman Chemical Co.	1,915	161,013
Ecolab, Inc.	6,174	311,293
FMC Corp.	1,919	153,309
International Flavors & Fragrances, Inc.	2,140	118,963
Monsanto Co.	14,248	992,231
PPG Industries, Inc.	4,348	365,536
Praxair, Inc.	8,160	779,035
The Sherwin-Williams Co.	2,390	200,162
Sigma-Aldrich Corp.	3,218	214,190

		6,455,336

Coal — 0.3%
CONSOL Energy, Inc.	5,979	291,416

The accompanying notes are an integral part of the financial statements.

29

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Massey Energy Co.	2,717	$145,767
Peabody Energy Corp.	7,168	458,609

		895,792

Commercial Services — 1.5%
Apollo Group, Inc. Class A (a)	3,373	133,200
Automatic Data Processing, Inc.	13,116	607,009
DeVry, Inc.	1,647	79,023
Donnelley (R.R.) & Sons Co.	5,515	96,347
Equifax, Inc.	3,285	116,946
H&R Block, Inc.	8,161	97,198
Iron Mountain, Inc.	5,305	132,678
MasterCard, Inc. Class A	2,574	576,859
McKesson Corp.	6,622	466,056
Monster Worldwide, Inc. (a)	3,417	80,744
Moody’s Corp.	5,409	143,555
Paychex, Inc.	8,580	265,208
Quanta Services, Inc. (a)	5,696	113,464
Robert Half International, Inc.	3,892	119,095
SAIC, Inc. (a)	7,807	123,819
Total System Services, Inc.	4,322	66,472
Visa, Inc. Class A	12,956	911,843
Western Union Co.	17,427	323,619

		4,453,135

Computers — 6.3%
Apple, Inc. (a)	24,386	7,865,948
Cognizant Technology Solutions Corp. Class A (a)	8,058	590,571
Computer Sciences Corp.	4,103	203,509
Dell, Inc. (a)	44,632	604,763
EMC Corp. (a)	54,801	1,254,943
Hewlett-Packard Co.	60,299	2,538,588
International Business Machines Corp.	33,039	4,848,804
Lexmark International, Inc. Class A (a)	2,084	72,565
NetApp, Inc. (a)	9,596	527,396
SanDisk Corp. (a)	6,231	310,678
Teradata Corp. (a)	4,428	182,256
Western Digital Corp. (a)	6,097	206,688

		19,206,709

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	11,369	330,383
Colgate-Palmolive Co.	12,830	1,031,147
The Estee Lauder Cos., Inc. Class A	3,006	242,584
The Procter & Gamble Co.	74,417	4,787,246

		6,391,360

Distribution & Wholesale — 0.2%
Fastenal Co.	3,915	234,548
Genuine Parts Co.	4,218	216,552
W.W. Grainger, Inc.	1,547	213,656

		664,756

	Number of Shares	Value
Diversified Financial — 5.4%
American Express Co.	27,826	$1,194,292
Ameriprise Financial, Inc.	6,590	379,254
The Charles Schwab Corp.	26,329	450,489
Citigroup, Inc. (a)	771,968	3,651,409
CME Group, Inc.	1,784	574,002
Discover Financial Services	14,467	268,074
E*TRADE Financial Corp. (a)	5,265	84,240
Federated Investors, Inc. Class B	2,443	63,933
Franklin Resources, Inc.	3,862	429,493
The Goldman Sachs Group, Inc.	13,598	2,286,640
IntercontinentalExchange, Inc. (a)	1,953	232,700
Invesco Ltd.	12,270	295,216
Janus Capital Group, Inc.	4,819	62,502
JP Morgan Chase & Co.	103,899	4,407,396
Legg Mason, Inc.	4,057	147,147
Morgan Stanley	40,239	1,094,903
The NASDAQ OMX Group, Inc. (a)	3,760	89,150
NYSE Euronext	6,950	208,361
SLM Corp. (a)	12,920	162,663
T. Rowe Price Group, Inc.	6,810	439,517

		16,521,381

Electric — 3.1%
The AES Corp. (a)	17,507	213,235
Allegheny Energy, Inc.	4,507	109,250
Ameren Corp.	6,380	179,852
American Electric Power Co., Inc.	12,788	460,112
CenterPoint Energy, Inc.	11,204	176,127
CMS Energy Corp.	6,515	121,179
Consolidated Edison, Inc.	7,741	383,721
Constellation Energy Group, Inc.	5,331	163,289
Dominion Resources, Inc.	15,425	658,956
DTE Energy Co.	4,504	204,121
Duke Energy Corp.	35,226	627,375
Edison International	8,670	334,662
Entergy Corp.	4,825	341,755
Exelon Corp.	17,588	732,364
FirstEnergy Corp.	8,090	299,492
Integrys Energy Group, Inc.	2,054	99,640
NextEra Energy, Inc.	11,043	574,126
Northeast Utilities	4,676	149,071
NRG Energy, Inc. (a)	6,566	128,300
Pepco Holdings, Inc.	5,920	108,040
PG&E Corp.	10,432	499,067
Pinnacle West Capital Corp.	2,888	119,708
PPL Corp.	12,841	337,975
Progress Energy, Inc.	7,811	339,622
Public Service Enterprise Group, Inc.	13,442	427,590
SCANA Corp.	2,998	121,719
The Southern Co.	22,311	852,949
TECO Energy, Inc.	5,713	101,691
Wisconsin Energy Corp.	3,108	182,937
Xcel Energy, Inc.	12,179	286,815

		9,334,740

The accompanying notes are an integral part of the financial statements.

30

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	20,025	$1,144,829
Molex, Inc.	3,670	83,383

		1,228,212

Electronics — 0.4%
Agilent Technologies, Inc. (a)	9,187	380,617
Amphenol Corp. Class A	4,629	244,319
FLIR Systems, Inc. (a)	4,203	125,039
Jabil Circuit, Inc.	5,217	104,810
PerkinElmer, Inc.	3,118	80,507
Waters Corp. (a)	2,431	188,913

		1,124,205

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	1,433	186,491

Engineering & Construction — 0.2%
Fluor Corp.	4,755	315,066
Jacobs Engineering Group, Inc. (a)	3,343	153,277

		468,343

Entertainment — 0.0%
International Game Technology	7,905	139,839

Environmental Controls — 0.3%
Republic Services, Inc.	8,187	244,464
Stericycle, Inc. (a)	2,268	183,527
Waste Management, Inc.	12,673	467,253

		895,244

Foods — 1.9%
Campbell Soup Co.	5,110	177,573
ConAgra Foods, Inc.	11,656	263,192
Dean Foods Co. (a)	4,777	42,229
General Mills, Inc.	17,034	606,240
H.J. Heinz Co.	8,563	423,526
The Hershey Co.	4,104	193,504
Hormel Foods Corp.	1,823	93,447
The J.M. Smucker Co.	3,186	209,161
Kellogg Co.	6,778	346,220
Kraft Foods, Inc. Class A	46,448	1,463,576
The Kroger Co.	16,956	379,136
McCormick & Co., Inc.	3,523	163,925
Safeway, Inc.	9,884	222,291
Sara Lee Corp.	16,931	296,462
SUPERVALU, Inc.	5,471	52,686
Sysco Corp.	15,577	457,964
Tyson Foods, Inc. Class A	7,897	135,986
Whole Foods Market, Inc. (a)	3,885	196,542

		5,723,660

Forest Products & Paper — 0.3%
International Paper Co.	11,627	316,719
MeadWestvaco Corp.	4,442	116,203
Plum Creek Timber Co., Inc.	4,307	161,297
Weyerhaeuser Co.	14,235	269,469

		863,688

	Number of Shares	Value
Gas — 0.2%
Nicor, Inc.	1,183	$59,055
NiSource, Inc.	7,314	128,873
Sempra Energy	6,365	334,035

		521,963

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,560	88,265
Stanley Black & Decker, Inc.	4,411	294,963

		383,228

Health Care – Products — 3.0%
Baxter International, Inc.	15,482	783,699
Becton, Dickinson & Co.	6,136	518,615
Boston Scientific Corp. (a)	40,246	304,662
C.R. Bard, Inc.	2,485	228,049
CareFusion Corp. (a)	5,896	151,527
Intuitive Surgical, Inc. (a)	1,040	268,060
Johnson & Johnson	72,992	4,514,555
Medtronic, Inc.	28,692	1,064,186
St. Jude Medical, Inc. (a)	9,118	389,795
Stryker Corp.	9,072	487,166
Varian Medical Systems, Inc. (a)	3,155	218,578
Zimmer Holdings, Inc. (a)	5,242	281,391

		9,210,283

Health Care – Services — 1.3%
Aetna, Inc.	10,614	323,833
CIGNA Corp.	7,171	262,889
Coventry Health Care, Inc. (a)	3,921	103,514
DaVita, Inc. (a)	2,590	179,979
Humana, Inc. (a)	4,451	243,648
Laboratory Corporation of America Holdings (a)	2,717	238,879
Quest Diagnostics, Inc.	3,759	202,873
Tenet Healthcare Corp. (a)	12,844	85,926
Thermo Fisher Scientific, Inc. (a)	10,563	584,768
UnitedHealth Group, Inc.	29,235	1,055,676
WellPoint, Inc. (a)	10,460	594,756

		3,876,741

Holding Company – Diversified — 0.1%
Leucadia National Corp.	5,212	152,086

Home Builders — 0.1%
D.R. Horton, Inc.	7,409	88,390
Lennar Corp. Class A	4,228	79,275
Pulte Group, Inc. (a)	8,841	66,484

		234,149

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	1,835	84,960
Whirlpool Corp.	2,020	179,437

		264,397

The accompanying notes are an integral part of the financial statements.

31

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Avery Dennison Corp.	2,874	$121,685
The Clorox Co.	3,730	236,034
Fortune Brands, Inc.	4,051	244,073
Kimberly-Clark Corp.	10,871	685,308

		1,287,100

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,663	139,313

Insurance — 3.9%
ACE Ltd.	9,031	562,180
Aflac, Inc.	12,507	705,770
The Allstate Corp.	14,312	456,267
American International Group, Inc. (a)	3,705	213,482
Aon Corp.	8,789	404,382
Assurant, Inc.	2,809	108,203
Berkshire Hathaway, Inc. Class B (a)	46,007	3,685,621
The Chubb Corp.	8,112	483,800
Cincinnati Financial Corp.	4,356	138,042
Genworth Financial, Inc. Class A (a)	12,968	170,399
The Hartford Financial Services Group, Inc.	11,821	313,138
Lincoln National Corp.	8,405	233,743
Loews Corp.	8,436	328,245
Marsh & McLennan Cos., Inc.	14,463	395,418
MetLife, Inc.	24,099	1,070,959
Principal Financial Group, Inc.	8,468	275,718
The Progressive Corp.	17,564	348,997
Prudential Financial, Inc.	12,911	758,005
Torchmark Corp.	2,138	127,724
The Travelers Cos., Inc.	12,217	680,609
Unum Group	8,454	204,756
XL Group PLC	8,543	186,408

		11,851,866

Internet — 3.0%
Akamai Technologies, Inc. (a)	4,837	227,581
Amazon.com, Inc. (a)	9,424	1,696,320
eBay, Inc. (a)	30,487	848,453
Expedia, Inc.	5,350	134,232
F5 Networks, Inc. (a)	2,151	279,974
Google, Inc. Class A (a)	6,631	3,938,615
McAfee, Inc. (a)	4,095	189,639
Netflix, Inc. (a)	1,153	202,582
Priceline.com, Inc. (a)	1,304	521,013
Symantec Corp. (a)	20,590	344,677
VeriSign, Inc.	4,582	149,694
Yahoo!, Inc. (a)	34,640	576,063

		9,108,843

Iron & Steel — 0.3%
AK Steel Holding Corp.	2,887	47,260
Allegheny Technologies, Inc.	2,619	144,517

	Number of Shares	Value
Cliffs Natural Resources, Inc.	3,592	$280,212
Nucor Corp.	8,417	368,833
United States Steel Corp.	3,815	222,872

		1,063,694

Leisure Time — 0.2%
Carnival Corp.	11,439	527,452
Harley-Davidson, Inc.	6,253	216,792

		744,244

Lodging — 0.3%
Marriott International, Inc. Class A	7,662	318,280
Starwood Hotels & Resorts Worldwide, Inc.	5,066	307,912
Wyndham Worldwide Corp.	4,639	138,984
Wynn Resorts Ltd.	2,010	208,718

		973,894

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	16,874	1,580,419
Ingersoll-Rand PLC	8,599	404,927

		1,985,346

Machinery – Diversified — 0.9%
Cummins, Inc.	5,248	577,333
Deere & Co.	11,273	936,223
Eaton Corp.	4,473	454,054
Flowserve Corp.	1,478	176,207
Rockwell Automation, Inc.	3,762	269,773
Roper Industries, Inc.	2,517	192,374

		2,605,964

Manufacturing — 3.6%
3M Co.	19,024	1,641,771
Danaher Corp.	14,259	672,597
Dover Corp.	4,956	289,678
General Electric Co.	283,291	5,181,393
Honeywell International, Inc.	20,738	1,102,432
Illinois Tool Works, Inc.	13,193	704,506
ITT Corp.	4,885	254,557
Leggett & Platt, Inc.	3,884	88,400
Pall Corp.	3,047	151,070
Parker Hannifin Corp.	4,281	369,450
Textron, Inc.	7,270	171,863
Tyco International Ltd.	13,013	539,259

		11,166,976

Media — 2.9%
Cablevision Systems Corp. Class A	6,385	216,068
CBS Corp. Class B	18,041	343,681
Comcast Corp. Class A	74,217	1,630,547
DIRECTV Class A (a)	22,188	885,967
Discovery Communications, Inc. Series A (a)	7,547	314,710
Gannett Co., Inc.	6,260	94,463
The McGraw-Hill Cos., Inc.	8,156	296,960

The accompanying notes are an integral part of the financial statements.

32

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Meredith Corp.	986	$34,165
News Corp. Class A	60,653	883,108
Scripps Networks Interactive Class A	2,385	123,424
Time Warner Cable, Inc.	9,477	625,766
Time Warner, Inc.	29,510	949,337
Viacom, Inc. Class B	16,072	636,612
The Walt Disney Co.	50,320	1,887,503
The Washington Post Co. Class B	147	64,607

		8,986,918

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,784	526,771

Mining — 1.0%
Alcoa, Inc.	27,164	418,054
Freeport-McMoRan Copper & Gold, Inc.	12,513	1,502,686
Newmont Mining Corp.	13,093	804,303
Titanium Metals Corp. (a)	2,370	40,717
Vulcan Materials Co.	3,407	151,134

		2,916,894

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	5,479	132,482
Xerox Corp.	36,853	424,547

		557,029

Oil & Gas — 9.3%
Anadarko Petroleum Corp.	13,169	1,002,951
Apache Corp.	10,160	1,211,377
Cabot Oil & Gas Corp.	2,754	104,239
Chesapeake Energy Corp.	17,396	450,730
Chevron Corp.	53,524	4,884,065
ConocoPhillips	39,083	2,661,552
Denbury Resources, Inc. (a)	10,579	201,953
Devon Energy Corp.	11,493	902,315
Diamond Offshore Drilling, Inc.	1,850	123,710
EOG Resources, Inc.	6,747	616,743
EQT Corp.	3,940	176,670
Exxon Mobil Corp.	134,065	9,802,833
Helmerich & Payne, Inc.	2,819	136,665
Hess Corp.	7,970	610,024
Marathon Oil Corp.	18,870	698,756
Murphy Oil Corp.	5,099	380,130
Nabors Industries Ltd. (a)	7,570	177,592
Newfield Exploration Co. (a)	3,561	256,784
Noble Energy, Inc.	4,653	400,530
Occidental Petroleum Corp.	21,607	2,119,647
Pioneer Natural Resources Co.	3,068	266,364
QEP Resources, Inc.	4,644	168,624
Range Resources Corp.	4,242	190,805
Rowan Cos., Inc. (a)	3,344	116,739
Southwestern Energy Co. (a)	9,187	343,869
Sunoco, Inc.	3,200	128,992
Tesoro Corp. (a)	3,750	69,525

	Number of Shares	Value
Valero Energy Corp.	15,056	$348,095

		28,552,279

Oil & Gas Services — 2.0%
Baker Hughes, Inc.	11,485	656,597
Cameron International Corp. (a)	6,438	326,600
FMC Technologies, Inc. (a)	3,179	282,645
Halliburton Co.	24,160	986,453
National Oilwell Varco, Inc.	11,160	750,510
Schlumberger Ltd.	36,276	3,029,046

		6,031,851

Packaging & Containers — 0.2%
Ball Corp.	2,380	161,959
Bemis Co., Inc.	2,908	94,975
Owens-IIlinois, Inc. (a)	4,360	133,852
Sealed Air Corp.	4,210	107,145

		497,931

Pharmaceuticals — 5.1%
Abbott Laboratories	41,075	1,967,903
Allergan, Inc.	8,140	558,974
AmerisourceBergen Corp.	7,140	243,617
Bristol-Myers Squibb Co.	45,279	1,198,988
Cardinal Health, Inc.	9,134	349,923
Cephalon, Inc. (a)	1,998	123,317
DENTSPLY International, Inc.	3,766	128,684
Eli Lilly & Co.	26,744	937,110
Express Scripts, Inc. (a)	14,004	756,916
Forest Laboratories, Inc. (a)	7,387	236,236
Gilead Sciences, Inc. (a)	21,547	780,863
Hospira, Inc. (a)	4,439	247,208
King Pharmaceuticals, Inc. (a)	2,422	34,029
Mead Johnson Nutrition Co.	5,432	338,142
Medco Health Solutions, Inc. (a)	11,268	690,390
Merck & Co., Inc.	81,676	2,943,603
Mylan, Inc. (a)	11,336	239,530
Patterson Cos., Inc.	2,555	78,260
Pfizer, Inc.	212,460	3,720,175
Watson Pharmaceuticals, Inc. (a)	3,237	167,191

		15,741,059

Pipelines — 0.4%
El Paso Corp.	18,651	256,638
ONEOK, Inc.	2,826	156,758
Spectra Energy Corp.	17,228	430,527
The Williams Cos., Inc.	15,501	383,185

		1,227,108

Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	7,709	157,880

Real Estate Investment Trusts (REITS) — 1.3%
Apartment Investment & Management Co. Class A	3,083	79,665

The accompanying notes are an integral part of the financial statements.

33

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AvalonBay Communities, Inc.	2,261	$254,476
Boston Properties, Inc.	3,729	321,067
Equity Residential	7,588	394,197
HCP, Inc.	9,683	356,238
Health Care REIT, Inc.	3,866	184,176
Host Hotels & Resorts, Inc.	17,661	315,602
Kimco Realty Corp.	10,754	194,002
ProLogis	15,076	217,697
Public Storage	3,710	376,268
Simon Property Group, Inc.	7,783	774,331
Ventas, Inc.	4,192	219,996
Vornado Realty Trust	4,322	360,152

		4,047,867

Retail — 6.1%
Abercrombie & Fitch Co. Class A	2,328	134,163
AutoNation, Inc. (a)	1,692	47,714
AutoZone, Inc. (a)	729	198,718
Bed Bath & Beyond, Inc. (a)	6,887	338,496
Best Buy Co., Inc.	8,770	300,723
Big Lots, Inc. (a)	2,000	60,920
CarMax, Inc. (a)	5,954	189,814
Coach, Inc.	7,875	435,566
Costco Wholesale Corp.	11,495	830,054
CVS Caremark Corp.	36,156	1,257,144
Darden Restaurants, Inc.	3,667	170,295
Family Dollar Stores, Inc.	3,344	166,230
GameStop Corp. Class A (a)	4,007	91,680
The Gap, Inc.	11,689	258,794
The Home Depot, Inc.	43,589	1,528,230
J.C. Penney Co., Inc.	6,273	202,681
Kohl’s Corp. (a)	7,769	422,167
Limited Brands, Inc.	7,033	216,124
Lowe’s Cos., Inc.	36,687	920,110
Macy’s, Inc.	11,240	284,372
McDonald’s Corp.	28,099	2,156,879
Nordstrom, Inc.	4,473	189,566
O’Reilly Automotive, Inc. (a)	3,718	224,642
Polo Ralph Lauren Corp.	1,715	190,228
RadioShack Corp.	3,018	55,803
Ross Stores, Inc.	3,208	202,906
Sears Holdings Corp. (a)	1,160	85,550
Staples, Inc.	19,219	437,617
Starbucks Corp.	19,673	632,094
Target Corp.	18,838	1,132,729
Tiffany & Co.	3,351	208,667
The TJX Cos., Inc.	10,521	467,027
Urban Outfitters, Inc. (a)	3,410	122,112
Wal-Mart Stores, Inc.	52,119	2,810,778
Walgreen Co.	24,601	958,455
Yum! Brands, Inc.	12,446	610,476

		18,539,524

	Number of Shares	Value
Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	13,808	$175,914
People’s United Financial, Inc.	9,693	135,799

		311,713

Semiconductors — 2.4%
Advanced Micro Devices, Inc. (a)	15,212	124,434
Altera Corp.	8,295	295,136
Analog Devices, Inc.	7,924	298,497
Applied Materials, Inc.	35,540	499,337
Broadcom Corp. Class A	12,086	526,345
Intel Corp.	148,331	3,119,401
KLA-Tencor Corp.	4,445	171,755
Linear Technology Corp.	6,026	208,439
LSI Corp. (a)	16,290	97,577
MEMC Electronic Materials, Inc. (a)	6,040	68,011
Microchip Technology, Inc.	4,982	170,434
Micron Technology, Inc. (a)	22,761	182,543
National Semiconductor Corp.	6,404	88,119
Novellus Systems, Inc. (a)	2,390	77,245
NVIDIA Corp. (a)	15,396	237,099
QLogic Corp. (a)	2,766	47,077
Teradyne, Inc. (a)	4,803	67,434
Texas Instruments, Inc.	31,201	1,014,033
Xilinx, Inc.	6,903	200,049

		7,492,965

Software — 4.0%
Adobe Systems, Inc. (a)	13,494	415,345
Autodesk, Inc. (a)	6,026	230,193
BMC Software, Inc. (a)	4,732	223,067
CA, Inc.	10,227	249,948
Cerner Corp. (a)	1,891	179,153
Citrix Systems, Inc. (a)	4,979	340,613
Compuware Corp. (a)	5,789	67,558
Dun & Bradstreet Corp.	1,340	110,001
Electronic Arts, Inc. (a)	8,769	143,636
Fidelity National Information Services, Inc.	7,055	193,236
Fiserv, Inc. (a)	3,970	232,483
Intuit, Inc. (a)	7,417	365,658
Microsoft Corp.	200,128	5,587,574
Novell, Inc. (a)	9,206	54,500
Oracle Corp.	102,863	3,219,612
Red Hat, Inc. (a)	5,039	230,030
Salesforce.com, Inc. (a)	3,142	414,744

		12,257,351

Telecommunications — 5.5%
American Tower Corp. Class A (a)	10,614	548,107
AT&T, Inc.	157,159	4,617,331
CenturyLink, Inc.	8,058	372,038
Cisco Systems, Inc. (a)	147,322	2,980,324
Corning, Inc.	41,587	803,461

The accompanying notes are an integral part of the financial statements.

34

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Frontier Communications Corp.	26,429	$257,154
Harris Corp.	3,420	154,926
JDS Uniphase Corp. (a)	5,851	84,722
Juniper Networks, Inc. (a)	13,903	513,299
MetroPCS Communications, Inc. (a)	6,957	87,867
Motorola, Inc. (a)	62,386	565,841
QUALCOMM, Inc.	42,999	2,128,021
Qwest Communications International, Inc.	46,210	351,658
Sprint Nextel Corp. (a)	79,193	334,986
Tellabs, Inc.	9,746	66,078
Verizon Communications, Inc.	75,149	2,688,831
Windstream Corp.	12,872	179,436

		16,734,080

Textiles — 0.0%
Cintas Corp.	3,379	94,477

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,628	171,169
Mattel, Inc.	9,551	242,882

		414,051

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	4,406	353,317
CSX Corp.	9,936	641,965
Expeditors International of Washington, Inc.	5,643	308,108
FedEx Corp.	8,364	777,936
Norfolk Southern Corp.	9,662	606,967
Ryder System, Inc.	1,371	72,169
Union Pacific Corp.	13,109	1,214,680
United Parcel Service, Inc. Class B	26,304	1,909,144

		5,884,286

TOTAL COMMON STOCK (Cost $257,584,885)		303,709,383

TOTAL EQUITIES (Cost $257,584,885)		303,709,383

TOTAL LONG-TERM INVESTMENTS (Cost $257,584,885)		303,709,383

	Principal Amount

SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$1,814,217	1,814,217

	Principal Amount	Value
U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.170% 5/05/11	$455,000	$454,734

TOTAL SHORT-TERM INVESTMENTS (Cost $2,268,951)		2,268,951

TOTAL INVESTMENTS — 100.0% (Cost $259,853,836) (d)		305,978,334

Other Assets/(Liabilities) — 0.0%		40,871

NET ASSETS — 100.0%		$306,019,205

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,814,219. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,852,088.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 96.0%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	21,330	$1,491,180

Agriculture — 1.2%
Philip Morris International, Inc.	47,640	2,788,369

Banks — 10.1%
Bank of New York Mellon Corp.	223,240	6,741,848
GAM Holding Ltd. (a)	59,040	976,192
Julius Baer Group Ltd.	95,740	4,487,631
Wells Fargo & Co.	369,773	11,459,265

		23,664,936

Beverages — 3.9%
The Coca-Cola Co.	52,530	3,454,898
Diageo PLC Sponsored ADR (United Kingdom)	40,400	3,002,932
Heineken Holding NV Class A	62,550	2,728,603

		9,186,433

Building Materials — 0.7%
Martin Marietta Materials, Inc.	17,700	1,632,648

Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,720	520,234
Monsanto Co.	34,980	2,436,007
Potash Corporation of Saskatchewan, Inc.	5,032	779,105
Praxair, Inc.	4,600	439,162

		4,174,508

Coal — 0.7%
China Coal Energy Co. Class H	1,073,700	1,676,258

Commercial Services — 2.3%
Iron Mountain, Inc.	149,699	3,743,972
Moody’s Corp.	35,090	931,288
PortX Operacoes Portuarias SA (a)	28,300	63,249
Visa, Inc. Class A	8,760	616,529

		5,355,038

Computers — 0.8%
Hewlett-Packard Co.	45,100	1,898,710

Cosmetics & Personal Care — 1.1%
Natura Cosmeticos SA	13,700	393,691
The Procter & Gamble Co.	33,760	2,171,781

		2,565,472

Diversified Financial — 6.3%
American Express Co.	241,400	10,360,888
Ameriprise Financial, Inc.	44,890	2,583,419
The Charles Schwab Corp.	7,400	126,614
The Goldman Sachs Group, Inc.	8,800	1,479,808
JP Morgan Chase & Co.	6,016	255,199

		14,805,928

	Number of Shares	Value
Electronics — 1.2%
Agilent Technologies, Inc. (a)	67,990	$2,816,826

Foods — 0.9%
The Hershey Co.	5,850	275,828
Kraft Foods, Inc. Class A	22,300	702,673
Nestle SA	6,600	386,922
Unilever NV NY Shares	20,800	653,120

		2,018,543

Forest Products & Paper — 1.1%
Sino-Forest Corp. (a)	107,610	2,519,591
Sino-Forest Corp. (a) (b) (c)	3,900	91,315

		2,610,906

Health Care – Products — 4.2%
Baxter International, Inc.	27,290	1,381,420
Becton, Dickinson & Co.	29,500	2,493,340
Johnson & Johnson	97,790	6,048,311

		9,923,071

Holding Company – Diversified — 1.0%
China Merchants Holdings International Co. Ltd.	602,337	2,378,117

Housewares — 0.2%
Hunter Douglas NV	6,765	358,754

Insurance — 9.0%
Aon Corp.	6,000	276,060
Berkshire Hathaway, Inc. Class A (a)	31	3,733,950
Fairfax Financial Holdings Ltd.	2,220	909,223
Fairfax Financial Holdings Ltd. (Subordinate Voting Shares)	1,070	439,951
Loews Corp.	190,050	7,394,845
Markel Corp. (a)	595	224,987
The Progressive Corp.	297,550	5,912,319
Transatlantic Holdings, Inc.	42,743	2,206,394

		21,097,729

Internet — 1.4%
Google, Inc. Class A (a)	4,275	2,539,222
Liberty Media Corp.-Interactive Class A (a)	52,450	827,136

		3,366,358

Leisure Time — 1.6%
Harley-Davidson, Inc.	109,630	3,800,872

Machinery – Construction & Mining — 1.2%
BHP Billiton PLC	36,200	1,443,800
Rio Tinto PLC	19,672	1,380,161

		2,823,961

Manufacturing — 0.4%
Tyco International Ltd.	22,990	952,706

The accompanying notes are an integral part of the financial statements.

36

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 0.7%
Grupo Televisa SA Sponsored ADR (Mexico) (a)	49,200	$1,275,756
Liberty Media Corp.-Starz Series A (a)	3,746	249,034

		1,524,790

Mining — 0.3%
Vulcan Materials Co.	14,000	621,040

Oil & Gas — 14.3%
Canadian Natural Resources Ltd.	136,880	6,080,210
Devon Energy Corp.	105,440	8,278,094
EOG Resources, Inc.	94,960	8,680,293
Occidental Petroleum Corp.	95,330	9,351,873
OGX Petroleo e Gas Participacoes SA (a)	110,000	1,325,357

		33,715,827

Oil & Gas Services — 1.0%
Schlumberger Ltd.	5,600	467,600
Transocean Ltd. (a)	26,459	1,839,165

		2,306,765

Packaging & Containers — 2.3%
Sealed Air Corp.	216,000	5,497,200

Pharmaceuticals — 7.2%
Express Scripts, Inc. (a)	78,380	4,236,439
Mead Johnson Nutrition Co.	17,630	1,097,468
Merck & Co., Inc.	195,205	7,035,188
Pfizer, Inc.	257,900	4,515,829

		16,884,924

Real Estate — 1.4%
Brookfield Asset Management, Inc. Class A	48,000	1,597,920
Hang Lung Properties Ltd.	265,000	1,744,962

		3,342,882

Retail — 11.9%
Bed Bath & Beyond, Inc. (a)	83,830	4,120,245
CarMax, Inc. (a)	67,070	2,138,192
Costco Wholesale Corp.	176,830	12,768,894
CVS Caremark Corp.	258,268	8,979,978

		28,007,309

Semiconductors — 2.0%
Texas Instruments, Inc.	145,800	4,738,500

Software — 2.1%
Activision Blizzard, Inc.	108,470	1,349,367
Dun & Bradstreet Corp.	11,450	939,930
Microsoft Corp.	91,400	2,551,888

		4,841,185

Telecommunications — 0.1%
America Movil SAB de CV Sponsored ADR (Mexico)	6,000	344,040

	Number of Shares	Value
Transportation — 1.0%
China Shipping Development Co. Ltd. Class H	482,000	$642,056
Kuehne & Nagel International AG	12,400	1,724,111
LLX Logistica SA (a)	28,300	80,652

		2,446,819

TOTAL COMMON STOCK (Cost $182,801,563)		225,658,604

TOTAL EQUITIES (Cost $182,801,563)		225,658,604

	Principal Amount
BONDS & NOTES — 0.2%
CORPORATE DEBT — 0.2%
Forest Products & Paper — 0.2%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424) (b) (d) 5.000% 8/01/13	$359,000	481,509

TOTAL CORPORATE DEBT (Cost $350,424)		481,509

TOTAL BONDS & NOTES (Cost $350,424)		481,509

TOTAL LONG-TERM INVESTMENTS (Cost $183,151,987)		226,140,113

SHORT-TERM INVESTMENTS — 4.8%
Repurchase Agreement — 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (e)	11,343,449	11,343,449

TOTAL SHORT-TERM INVESTMENTS (Cost $11,343,449)		11,343,449

TOTAL INVESTMENTS — 101.0% (Cost $194,495,436) (f)		237,483,562

Other Assets/(Liabilities) — (1.0)%		(2,297,863)

NET ASSETS — 100.0%		$235,185,699

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $572,824 or 0.24% of net assets.

The accompanying notes are an integral part of the financial statements.

37

MML Large Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $481,509 or 0.20% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $11,343,459. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $11,570,330.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML NASDAQ-100 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Auto Manufacturers — 1.1%
Paccar, Inc.	2,372	$136,200

Biotechnology — 5.6%
Amgen, Inc. (a)	2,556	140,325
Biogen Idec, Inc. (a)	1,504	100,843
Celgene Corp. (a)	2,709	160,210
Genzyme Corp. (a)	1,885	134,212
Illumina, Inc. (a)	708	44,845
Life Technologies Corp. (a)	1,098	60,939
Vertex Pharmaceuticals, Inc. (a)	1,231	43,122

		684,496

Chemicals — 0.4%
Sigma-Aldrich Corp.	677	45,061

Commercial Services — 1.5%
Apollo Group, Inc. Class A (a)	870	34,357
Automatic Data Processing, Inc.	2,022	93,578
Paychex, Inc.	1,988	61,449

		189,384

Computers — 24.4%
Apple, Inc. (a)	7,427	2,395,653
Cognizant Technology Solutions Corp. Class A (a)	1,718	125,912
Dell, Inc. (a)	4,161	56,382
NetApp, Inc. (a)	2,167	119,098
Research In Motion Ltd. (a)	3,037	176,541
SanDisk Corp. (a)	1,387	69,156
Seagate Technology PLC (a)	2,721	40,897

		2,983,639

Distribution & Wholesale — 0.4%
Fastenal Co.	818	49,006

Electronics — 0.8%
Flextronics International Ltd. (a)	4,834	37,947
FLIR Systems, Inc. (a)	961	28,590
Garmin Ltd.	1,039	32,198

		98,735

Energy – Alternate Sources — 0.5%
First Solar, Inc. (a)	435	56,611

Environmental Controls — 0.3%
Stericycle, Inc. (a)	520	42,078

Foods — 0.4%
Whole Foods Market, Inc. (a)	1,053	53,271

Health Care – Products — 1.0%
Henry Schein, Inc. (a)	539	33,089
Intuitive Surgical, Inc. (a)	228	58,767
QIAGEN NV (a)	1,371	26,803

		118,659

	Number of Shares	Value
Internet — 14.5%
Akamai Technologies, Inc. (a)	1,059	$49,826
Amazon.com, Inc. (a)	1,730	311,400
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,592	153,676
Check Point Software Technologies Ltd. (a)	1,195	55,281
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	888	35,920
eBay, Inc. (a)	5,645	157,100
Expedia, Inc.	1,577	39,567
F5 Networks, Inc. (a)	451	58,702
Google, Inc. Class A (a)	877	520,912
Liberty Media Corp.-Interactive Class A (a)	3,184	50,212
Netflix, Inc. (a)	289	50,777
Priceline.com, Inc. (a)	302	120,664
Symantec Corp. (a)	4,716	78,946
VeriSign, Inc.	935	30,546
Yahoo!, Inc. (a)	3,637	60,483

		1,774,012

Lodging — 0.7%
Wynn Resorts Ltd.	782	81,203

Machinery – Construction & Mining — 0.4%
Joy Global, Inc.	589	51,096

Media — 3.6%
Comcast Corp. Class A	8,406	184,680
DIRECTV Class A (a)	3,528	140,873
News Corp. Class A	8,270	120,411

		445,964

Pharmaceuticals — 5.5%
Cephalon, Inc. (a)	425	26,231
DENTSPLY International, Inc.	791	27,028
Express Scripts, Inc. (a)	2,727	147,394
Gilead Sciences, Inc. (a)	4,642	168,226
Mylan, Inc. (a)	2,575	54,410
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	4,205	219,207
Warner Chilcott PLC Class A	1,459	32,915

		675,411

Retail — 5.5%
Bed Bath & Beyond, Inc. (a)	2,023	99,430
Costco Wholesale Corp.	1,320	95,317
Dollar Tree, Inc. (a)	766	42,957
O’Reilly Automotive, Inc. (a)	812	49,061
Ross Stores, Inc.	706	44,655
Sears Holdings Corp. (a)	672	49,560
Staples, Inc.	2,820	64,211
Starbucks Corp.	5,973	191,913
Urban Outfitters, Inc. (a)	943	33,769

		670,873

The accompanying notes are an integral part of the financial statements.

39

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 7.6%
Altera Corp.	2,551	$90,765
Applied Materials, Inc.	4,029	56,607
Broadcom Corp. Class A	2,417	105,260
Intel Corp.	11,344	238,564
KLA-Tencor Corp.	1,169	45,170
Lam Research Corp. (a)	736	38,110
Linear Technology Corp.	1,756	60,740
Marvell Technology Group Ltd. (a)	3,601	66,799
Maxim Integrated Products, Inc.	1,703	40,225
Microchip Technology, Inc.	895	30,618
Micron Technology, Inc. (a)	5,923	47,503
NVIDIA Corp. (a)	3,272	50,389
Xilinx, Inc.	1,992	57,728

		928,478

Software — 13.1%
Activision Blizzard, Inc.	6,257	77,837
Adobe Systems, Inc. (a)	2,897	89,170
Autodesk, Inc. (a)	1,370	52,334
BMC Software, Inc. (a)	1,198	56,474
CA, Inc.	2,851	69,678
Cerner Corp. (a)	482	45,665
Citrix Systems, Inc. (a)	1,298	88,796
Electronic Arts, Inc. (a)	1,932	31,646
Fiserv, Inc. (a)	1,080	63,245
Infosys Technologies Ltd. Sponsored ADR (India)	652	49,604
Intuit, Inc. (a)	2,284	112,601
Microsoft Corp.	17,094	477,264
Oracle Corp.	12,163	380,702

		1,595,016

Telecommunications — 8.7%
Cisco Systems, Inc. (a)	11,496	232,564
Millicom International Cellular SA	605	57,838
NII Holdings, Inc. (a)	950	42,427
QUALCOMM, Inc.	11,327	560,573
Virgin Media, Inc.	1,920	52,301
Vodafone Group PLC Sponsored ADR (United Kingdom)	4,244	112,169

		1,057,872

Toys, Games & Hobbies — 0.5%
Mattel, Inc.	2,380	60,523

Transportation — 1.2%
C.H. Robinson Worldwide, Inc.	951	76,261
Expeditors International of Washington, Inc.	1,208	65,957

		142,218

TOTAL COMMON STOCK (Cost $8,277,489)		11,939,806

	Number of Shares	Value
TOTAL EQUITIES (Cost $8,277,489)		$11,939,806

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
PowerShares QQQ Trust, Series 1	775	42,214

TOTAL MUTUAL FUNDS (Cost $34,495)		42,214

TOTAL LONG-TERM INVESTMENTS (Cost $8,311,984)		11,982,020

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$269,983	269,983

U.S. Treasury Bills — 0.4%
U.S. Treasury Bill (c) 0.170% 5/05/11	45,000	44,974

TOTAL SHORT-TERM INVESTMENTS (Cost $314,957)		314,957

TOTAL INVESTMENTS — 100.7% (Cost $8,626,941) (d)		12,296,977

Other Assets/(Liabilities) — (0.7)%		(79,716)

NET ASSETS — 100.0%		$12,217,261

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $269,983. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $275,678.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 100.4%

COMMON STOCK — 100.4%
Advertising — 0.6%
APAC Customer Services, Inc. (a)	128,100	$777,567
Harte-Hanks, Inc.	62,300	795,571

		1,573,138
Aerospace & Defense — 0.6%

Cubic Corp.	16,000	754,400
Teledyne Technologies, Inc. (a)	21,100	927,767

		1,682,167

Airlines — 1.0%
Allegiant Travel Co.	7,490	368,808
Copa Holdings SA Class A	9,240	543,681
JetBlue Airways Corp. (a)	131,420	868,686
US Airways Group, Inc. (a)	74,800	748,748

		2,529,923

Apparel — 2.3%
Crocs, Inc. (a)	23,200	397,184
Under Armour, Inc. Class A (a)	102,460	5,618,906

		6,016,090

Automotive & Parts — 1.1%
ArvinMeritor, Inc. (a)	85,900	1,762,668
Tenneco, Inc. (a)	24,900	1,024,884

		2,787,552

Banks — 1.5%
Boston Private Financial Holdings, Inc.	112,900	739,495
CVB Financial Corp.	65,600	568,752
East West Bancorp, Inc.	13,600	265,880
MB Financial, Inc.	40,600	703,192
Synovus Financial Corp.	182,300	481,272
TCF Financial Corp.	27,000	399,870
Umpqua Holdings Corp.	68,500	834,330

		3,992,791

Beverages — 0.6%
Cott Corp. (a)	70,500	635,205
Green Mountain Coffee Roasters, Inc. (a)	27,120	891,163

		1,526,368

Biotechnology — 1.0%
Incyte Corp. (a)	50,490	836,114
Regeneron Pharmaceuticals, Inc. (a)	31,610	1,037,756
Seattle Genetics, Inc. (a)	59,910	895,655

		2,769,525

Building Materials — 0.6%
Lennox International, Inc.	22,200	1,049,838
Trex Co., Inc. (a)	19,164	459,169

		1,509,007

	Number of Shares	Value
Chemicals — 1.2%
Ferro Corp. (a)	48,600	$711,504
Georgia Gulf Corp. (a)	7,500	180,450
Methanex Corp.	52,980	1,610,592
Olin Corp.	36,000	738,720

		3,241,266

Commercial Services — 8.6%
The Advisory Board Co. (a)	15,020	715,403
AerCap Holdings NV (a)	80,600	1,138,072
Capella Education Co. (a)	61,300	4,081,354
Convergys Corp. (a)	77,000	1,014,090
Corrections Corporation of America (a)	27,250	682,885
CoStar Group, Inc. (a)	53,800	3,096,728
The Geo Group, Inc. (a)	20,400	503,064
Healthspring, Inc. (a)	29,600	785,288
HMS Holdings Corp. (a)	11,200	725,424
Huron Consulting Group, Inc. (a)	38,000	1,005,100
Localiza Rent a Car SA	32,580	528,067
PAREXEL International Corp. (a)	19,527	414,558
Pharmaceutical Product Development, Inc.	30,010	814,471
RSC Holdings, Inc. (a)	43,450	423,203
Strayer Education, Inc.	29,000	4,414,380
SuccessFactors, Inc. (a)	24,110	698,226
TrueBlue, Inc. (a)	17,800	320,222
United Rentals, Inc. (a)	39,460	897,715
VistaPrint NV (a)	7,120	327,520

		22,585,770

Computers — 6.1%
Cadence Design Systems, Inc. (a)	72,810	601,411
Compellent Technologies, Inc. (a)	16,400	452,476
Fortinet, Inc. (a)	28,300	915,505
MICROS Systems, Inc. (a)	118,500	5,197,410
RealD, Inc. (a)	32,780	849,657
Riverbed Technology, Inc. (a)	72,540	2,551,232
STEC, Inc. (a)	11,100	195,915
Stratasys, Inc. (a)	99,500	3,247,680
SYKES Enterprises, Inc. (a)	79,153	1,603,640
Syntel, Inc.	7,600	363,204

		15,978,130

Distribution & Wholesale — 3.1%
Beacon Roofing Supply, Inc. (a)	52,270	934,065
Ingram Micro, Inc. Class A (a)	53,600	1,023,224
LKQ Corp. (a)	246,388	5,597,935
Watsco, Inc.	9,800	618,184

		8,173,408

Diversified Financial — 5.0%
Evercore Partners, Inc. Class A	3,300	112,200
Financial Engines, Inc. (a)	44,500	882,435

The accompanying notes are an integral part of the financial statements.

41

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Greenhill & Co., Inc.	59,900	$4,892,632
National Financial Partners Corp. (a)	32,300	432,820
Portfolio Recovery Associates, Inc. (a)	72,000	5,414,400
Stifel Financial Corp. (a)	13,790	855,532
Waddell & Reed Financial, Inc. Class A	12,990	458,417

		13,048,436

Electric — 0.4%
ITC Holdings Corp.	15,900	985,482

Electrical Components & Equipment — 3.3%
A123 Systems, Inc. (a)	46,300	441,702
General Cable Corp. (a)	139,600	4,898,564
GrafTech International Ltd. (a)	111,600	2,214,144
Power-One, Inc. (a)	37,400	381,480
SunPower Corp. Class B (a)	72,226	896,325

		8,832,215

Electronics — 3.4%
Celestica, Inc. (a)	107,500	1,042,750
Jabil Circuit, Inc.	108,890	2,187,600
PerkinElmer, Inc.	188,100	4,856,742
Stoneridge, Inc. (a)	50,600	798,974

		8,886,066

Engineering & Construction — 0.5%
Aecom Technology Corp. (a)	28,220	789,314
Foster Wheeler AG (a)	13,960	481,899

		1,271,213

Entertainment — 2.3%
Bally Technologies, Inc. (a)	22,500	949,275
Churchill Downs, Inc.	22,000	954,800
Cinemark Holdings, Inc.	70,330	1,212,489
DreamWorks Animation SKG, Inc. Class A (a)	41,900	1,234,793
Penn National Gaming, Inc. (a)	45,520	1,600,028

		5,951,385

Foods — 0.2%
The Fresh Market, Inc. (a)	10,200	420,240

Gas — 0.4%
UGI Corp.	30,000	947,400

Health Care – Products — 5.9%
Gen-Probe, Inc. (a)	5,900	344,265
HeartWare International, Inc. (a)	5,120	448,358
Masimo Corp.	101,500	2,950,605
NuVasive, Inc. (a)	145,630	3,735,410
Orthovita, Inc. (a)	143,952	289,344
Stereotaxis, Inc. (a)	155,400	595,182
Volcano Corp. (a)	176,237	4,813,032
Zoll Medical Corp. (a)	66,800	2,486,964

		15,663,160

	Number of Shares	Value
Health Care – Services — 2.3%
Fleury SA	21,100	$338,761
Health Management Associates, Inc. Class A (a)	134,000	1,278,360
Healthways, Inc. (a)	118,100	1,317,996
Kindred Healthcare, Inc. (a)	48,100	883,597
RehabCare Group, Inc. (a)	32,300	765,510
WellCare Health Plans, Inc. (a)	48,990	1,480,478

		6,064,702

Home Builders — 0.1%
Thor Industries, Inc.	7,200	244,512

Home Furnishing — 1.7%
DTS, Inc. (a)	43,550	2,136,128
Tempur-Pedic International, Inc. (a)	26,370	1,056,382
TiVo, Inc. (a)	165,200	1,425,676

		4,618,186

Insurance — 0.4%
Assured Guaranty Ltd.	17,850	315,945
eHealth, Inc. (a)	52,200	740,718

		1,056,663

Internet — 5.2%
Ancestry.com, Inc. (a)	13,540	383,453
Archipelago Learning, Inc. (a)	100,800	988,848
Ariba, Inc. (a)	13,400	314,766
Blue Nile, Inc. (a)	17,100	975,726
Constant Contact, Inc. (a)	130,600	4,047,294
DealerTrack Holdings, Inc. (a)	199,850	4,010,989
Dice Holdings, Inc. (a)	21,400	307,090
IAC/InterActiveCorp (a)	34,200	981,540
QuinStreet, Inc. (a)	20,480	393,421
S1 Corp. (a)	91,800	633,420
TIBCO Software, Inc. (a)	28,840	568,436

		13,604,983

Leisure Time — 0.2%
Brunswick Corp.	28,310	530,529

Machinery – Diversified — 6.3%
Gardner Denver, Inc.	54,900	3,778,218
Graco, Inc.	97,800	3,858,210
Hollysys Automation Technologies Ltd. (a)	42,500	644,300
Lindsay Corp.	5,360	318,545
Nordson Corp.	24,800	2,278,624
Wabtec Corp.	109,700	5,802,033

		16,679,930

Manufacturing — 1.1%
Acuity Brands, Inc.	30,200	1,741,634
FreightCar America, Inc.	24,600	711,924
LSB Industries, Inc. (a)	18,560	450,266

		2,903,824

The accompanying notes are an integral part of the financial statements.

42

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.4%
FactSet Research Systems, Inc.	39,162	$3,671,829

Office Furnishings — 0.3%
Knoll, Inc.	52,650	880,835

Oil & Gas — 0.8%
Atlas Energy, Inc. (a)	10,800	474,876
Cabot Oil & Gas Corp.	11,080	419,378
Comstock Resources, Inc. (a)	32,200	790,832
Rosetta Resources, Inc. (a)	14,400	542,016

		2,227,102

Oil & Gas Services — 5.1%
Core Laboratories NV	22,200	1,976,910
Dresser-Rand Group, Inc. (a)	100,600	4,284,554
Dril-Quip, Inc. (a)	55,930	4,346,880
Global Industries Ltd. (a)	171,400	1,187,802
ION Geophysical Corp. (a)	146,143	1,239,293
Oceaneering International, Inc. (a)	5,680	418,218

		13,453,657

Packaging & Containers — 0.6%
Silgan Holdings, Inc.	48,130	1,723,535

Pharmaceuticals — 1.5%
Amylin Pharmaceuticals, Inc. (a)	34,100	501,611
Cadence Pharmaceuticals, Inc. (a)	56,000	422,800
Onyx Pharmaceuticals, Inc. (a)	9,280	342,154
Pharmasset, Inc. (a)	5,900	256,119
Salix Pharmaceuticals Ltd. (a)	25,140	1,180,574
SXC Health Solutions Corp. (a)	14,150	606,469
Targacept, Inc. (a)	21,800	577,700

		3,887,427

Real Estate Investment Trusts (REITS) — 1.3%
Glimcher Realty Trust	85,400	717,360
MFA Financial, Inc.	85,200	695,232
OMEGA Healthcare Investors, Inc.	31,200	700,128
Redwood Trust, Inc.	59,900	894,307
Sabra Health Care REIT, Inc.	17,400	320,160

		3,327,187

Retail — 6.3%
AFC Enterprises, Inc (a)	17,980	249,922
Big Lots, Inc. (a)	15,240	464,210
The Cheesecake Factory, Inc. (a)	36,060	1,105,600
The Children’s Place Retail Store, Inc. (a)	18,740	930,254
Columbia Sportswear Co.	61,230	3,692,169
Denny’s Corp. (a)	191,000	683,780
Dick’s Sporting Goods, Inc. (a)	16,290	610,875
Domino’s Pizza UK & IRL PLC	55,163	474,784
Domino’s Pizza, Inc. (a)	25,930	413,583
Hanesbrands, Inc. (a)	33,430	849,122
Liz Claiborne, Inc. (a)	40,000	286,400
Lumber Liquidators Holdings, Inc. (a)	13,300	331,303

	Number of Shares	Value
Nu Skin Enterprises, Inc. Class A	22,700	$686,902
O’Reilly Automotive, Inc. (a)	33,490	2,023,466
Rush Enterprises, Inc. Class A (a)	19,390	396,332
The Talbots, Inc. (a)	77,700	662,004
Zumiez, Inc. (a)	102,400	2,751,488

		16,612,194

Semiconductors — 4.7%
Applied Micro Circuits Corp. (a)	39,780	424,850
Cavium Networks, Inc. (a)	60,000	2,260,800
Fairchild Semiconductor International, Inc. (a)	72,100	1,125,481
LSI Corp. (a)	57,700	345,623
Microsemi Corp. (a)	39,100	895,390
Nanometrics, Inc. (a)	67,800	869,874
Netlogic Microsystems, Inc. (a)	12,700	398,907
OmniVision Technologies, Inc. (a)	18,560	549,562
ON Semiconductor Corp. (a)	135,000	1,333,800
QLogic Corp. (a)	39,600	673,992
Semtech Corp. (a)	119,900	2,714,536
Skyworks Solutions, Inc. (a)	27,240	779,881

		12,372,696

Software — 5.2%
Allscripts Healthcare Solutions, Inc. (a)	25,040	482,521
CommVault Systems, Inc. (a)	106,900	3,059,478
Concur Technologies, Inc. (a)	31,360	1,628,525
Emdeon, Inc. Class A (a)	20,200	273,508
Informatica Corp. (a)	21,140	930,794
Omnicell, Inc. (a)	36,813	531,948
Parametric Technology Corp. (a)	19,590	441,363
Quest Software, Inc. (a)	11,500	319,010
RealPage, Inc. (a)	9,400	290,742
RightNow Technologies, Inc. (a)	35,600	842,652
Rosetta Stone, Inc. (a)	85,261	1,809,238
SolarWinds, Inc. (a)	32,600	627,550
Synchronoss Technologies, Inc. (a)	63,400	1,693,414
Totvs SA	4,390	447,043
VeriFone Systems, Inc. (a)	9,200	354,752

		13,732,538

Storage & Warehousing — 0.2%
Mobile Mini, Inc. (a)	28,400	559,196

Telecommunications — 2.9%
AAC Acoustic Technologies Holdings, Inc.	148,000	394,678
Acme Packet, Inc. (a)	11,180	594,329
ADTRAN, Inc.	17,300	626,433
Aruba Networks, Inc. (a)	15,600	325,728
Ciena Corp. (a)	34,900	734,645
Finisar Corp. (a)	19,710	585,190
Ixia (a)	14,510	243,478
JDS Uniphase Corp. (a)	33,350	482,908

The accompanying notes are an integral part of the financial statements.

43

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leap Wireless International, Inc. (a)	66,900	$820,194
MetroPCS Communications, Inc. (a)	45,890	579,591
Polycom, Inc. (a)	18,210	709,826
tw telecom, inc. (a)	44,100	751,905
Vonage Holdings Corp. (a)	387,000	866,880

		7,715,785

Toys, Games & Hobbies — 0.1%
RC2 Corp. (a)	14,290	311,093

Transportation — 3.0%
Con-way, Inc.	41,900	1,532,283
Genesee & Wyoming, Inc. Class A (a)	16,800	889,560
J.B. Hunt Transport Services, Inc.	83,590	3,411,308
Old Dominion Freight Line, Inc. (a)	15,535	496,965
Overseas Shipholding Group, Inc.	13,430	475,690
Swift Transportation Co. (a)	51,600	645,516
Vitran Corp., Inc. (a)	26,760	351,091

		7,802,413

TOTAL COMMON STOCK (Cost $215,218,029)		264,351,548

TOTAL EQUITIES (Cost $215,218,029)		264,351,548

MUTUAL FUNDS — 0.3%
Diversified Financial — 0.3%
iShares Russell 2000 Index Fund	10,651	833,228

TOTAL MUTUAL FUNDS (Cost $827,295)		833,228

TOTAL LONG-TERM INVESTMENTS (Cost $216,045,324)		265,184,776

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$3,397,256	3,397,256

TOTAL SHORT-TERM INVESTMENTS (Cost $3,397,256)		3,397,256

TOTAL INVESTMENTS — 102.0% (Cost $219,442,580) (c)		268,582,032

Other Assets/(Liabilities) — (2.0)%		(5,309,312)

NET ASSETS — 100.0%		$263,272,720

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $3,397,259. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 5/15/39, and an aggregate market value, including accrued interest, of $3,473,428.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2) (a)	$342,940,654	$13,542,934
Short-term investments, at value (Note 2) (b)	2,018,988	749,910

Total investments	344,959,642	14,292,844

Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	226,160	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	864
Fund shares sold	13,312	12,065
Interest and dividends	212,875	1,529
Foreign taxes withheld	7,844	-

Total assets	345,419,833	14,307,302

Liabilities:
Payables for:
Investments purchased	504,363	63,932
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	555,151	94,991
Variation margin on open futures contracts (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	33,941	6,384
Affiliates (Note 3):
Investment management fees	218,944	12,479
Administration fees	-	-
Service fees	4,791	530
Due to custodian	3,738	-
Accrued expense and other liabilities	51,008	30,575

Total liabilities	1,371,936	208,891

Net assets	$344,047,897	$14,098,411

Net assets consist of:
Paid-in capital	$287,495,275	$17,261,844
Undistributed (accumulated) net investment income (loss)	119,414	(6,287)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,971,330)	(5,788,710)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	84,404,538	2,631,564

Net assets	$344,047,897	$14,098,411

(a) Cost of investments:	$258,537,510	$10,911,370
(b) Cost of short-term investments:	$2,018,988	$749,910
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

46

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$303,709,383	$226,140,113	$11,982,020	$265,184,776
2,268,951	11,343,449	314,957	3,397,256

305,978,334	237,483,562	12,296,977	268,582,032

-	-	-	2,030

50,757	12,293	-	561,166
-	-	-	10,911
9,290	-	2,584	-
28,048	11,370	17,369	13,132
356,629	207,604	3,161	95,642
-	30,490	-	-

306,423,058	237,745,319	12,320,091	269,264,913

-	69,608	-	1,246,212
-	-	-	14,257
125,359	2,213,179	60,642	4,369,560
3,365	-	887	-
148,101	63,813	4,995	56,437

25,678	153,252	4,598	246,373
44,176	-	-	-
1,593	9,373	728	2,473
-	-	-	-
55,581	50,395	30,980	56,881

403,853	2,559,620	102,830	5,992,193

$306,019,205	$235,185,699	$12,217,261	$263,272,720

$269,849,022	$223,664,400	$12,691,970	$205,168,887
5,170,342	1,319,809	30,748	(65,759)
(15,182,162)	(32,791,641)	(4,175,903)	9,033,418
46,182,003	42,993,131	3,670,446	49,136,174

$306,019,205	$235,185,699	$12,217,261	$263,272,720

$257,584,885	$183,151,987	$8,311,984	$216,045,324
$2,268,951	$11,343,449	$314,957	$3,397,256
$-	$-	$-	$2,005

47

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Initial Class shares:
Net assets	$336,210,984	$13,145,707

Shares outstanding (a)	29,821,266	2,174,394

Net asset value, offering price and redemption price per share	$11.27	$6.05

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$7,836,913	$952,704

Shares outstanding (a)	698,560	158,502

Net asset value, offering price and redemption price per share	$11.22	$6.01

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

48

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$-	$218,666,274	$10,913,325	$258,832,600

-		1,926,606	14,621,601

$-	$11.54	$5.66	$17.70

$81,198,697	$-	$-	$-

5,160,971	-	-	-

$15.73	$-	$-	$-

$115,520,952	$-	$-	$-

7,331,459	-	-	-

$15.76	$-	$-	$-

$106,015,262	$-	$-	$-

6,732,521	-	-	-

$15.75	$-	$-	$-

$-	$16,519,425	$1,303,936	$4,440,120

-	1,437,943	231,260	252,372

$-	$11.49	$5.64	$17.59

$3,284,294	$-	$-	$-

210,615	-	-	-

$15.59	$-	$-	$-

49

MML Series Investment Fund — Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Investment income (Note 2):
Dividends (a)	$2,267,518	$38,672
Interest	405	44

Total investment income	2,267,923	38,716

Expenses (Note 3):
Investment management fees	1,979,140	122,001
Custody fees	36,905	8,490
Audit fees	29,762	31,294
Legal fees	5,459	236
Proxy fees	969	969
Shareholder reporting fees	32,415	4,066
Trustees’ fees	24,158	1,153

	2,108,808	168,209
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	16,128	1,569
Service Class I	-	-

Total expenses	2,124,936	169,778
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	(21,729)
Service Class fees waived by advisor	-	(1,239)
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-

Net expenses	2,124,936	146,810

Net investment income (loss)	142,987	(108,094)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	11,980,089	1,391,605
Futures contracts	-	-
Foreign currency transactions	(401)	-

Net realized gain (loss)	11,979,688	1,391,605

Net change in unrealized appreciation (depreciation) on:
Investment transactions	36,997,751	1,477,981
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	478	-

Net change in unrealized appreciation (depreciation)	36,998,229	1,477,981

Net realized gain (loss) and change in unrealized appreciation (depreciation)	48,977,917	2,869,586

Net increase (decrease) in net assets resulting from operations	$49,120,904	$2,761,492

(a) Net of withholding tax of:	$4,330	$88

The accompanying notes are an integral part of the financial statements.

50

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ- 100 Fund	MML Small Cap Growth Equity Fund

$6,192,239	$3,400,920	$95,821	$1,219,054
1,802	158,044	97	781

6,194,041	3,558,964	95,918	1,219,835

302,121	1,697,873	46,867	2,629,587
38,873	38,324	4,712	68,833
31,770	31,179	32,404	32,773
3,603	2,670	206	3,096
969	968	969	969
41,974	30,610	3,899	34,105
30,848	22,553	1,017	25,133

450,158	1,824,177	90,074	2,794,496

229,047	-	-	-
244,644	-	-	-
47,678	-	-	-
4,970	-	-	-

-	31,780	2,240	8,295
4,141	-	-	-

980,638	1,855,957	92,314	2,802,791

-	-	(29,019)	-
-	-	(2,731)	-
(64,380)	-	-	-
(47,678)	-	-	-

868,580	1,855,957	60,564	2,802,791

5,325,461	1,703,007	35,354	(1,582,956)

247,745	6,339,660	1,912	34,892,344
435,862	-	35,320	-
	(1,538)	-	(67,586)

	6,338,122	37,232	34,824,758

	18,395,707	1,909,986	20,039,782
	-	(17,033)	-
	2,787	-	(2,682)

	18,398,494	1,892,953	20,037,100

	24,736,616	1,930,185	54,861,858

	$26,439,623	$1,965,539	$53,278,902

$-	$47,120	$960	$13,108

51

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$142,987	$228,260
Net realized gain (loss) on investment transactions	11,979,688	(18,646,199)
Net change in unrealized appreciation (depreciation) on investments	36,998,229	88,600,456

Net increase (decrease) in net assets resulting from operations	49,120,904	70,182,517

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(233,055)	(241,496)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	(7,049)
Service Class I	-	-

Total distributions from net investment income	(233,055)	(248,545)

Net fund share transactions (Note 5):
Initial Class	105,421,315	(53,912,108)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	1,155,540	2,186,924
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	106,576,855	(51,725,184)

Total increase (decrease) in net assets	155,464,704	18,208,788
Net assets
Beginning of year	188,583,193	170,374,405

End of year	$344,047,897	$188,583,193

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$119,414	$209,883

The accompanying notes are an integral part of the financial statements.

52

MML Emerging Growth Fund		MML Equity Index Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$(108,094)	$(92,680)	$5,325,461	$5,142,123
1,391,605	(1,635,614)	683,607	(3,633,320)
1,477,981	2,934,703	35,126,179	60,518,550

2,761,492	1,206,409	41,135,247	62,027,353

-	-	-	-
-	-	(1,198,204)	(1,403,134)
-	-	(2,245,451)	(3,118,953)
-	-	(1,702,367)	(2,163,050)
-	-	-	-
-	-	(28,744)	(23,510)

-	-	(5,174,766)	(6,708,647)

(10,765)	(457,974)	-	-
-	-	(3,051,896)	14,076,632
-	-	(35,685,394)	(6,174,695)
-	-	4,218,185	(3,233,978)
284,563	260,921	-	-
-	-	1,819,674	453,186

273,798	(197,053)	(32,699,431)	5,121,145

3,035,290	1,009,356	3,261,050	60,439,851

11,063,121	10,053,765	302,758,155	242,318,304

$14,098,411	$11,063,121	$306,019,205	$302,758,155

$(6,287)	$(5,957)	$5,170,342	$5,010,988

53

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,703,007	$1,457,067
Net realized gain (loss) on investment transactions	6,338,122	(29,255,457)
Net change in unrealized appreciation (depreciation) on investments	18,398,494	82,638,534

Net increase (decrease) in net assets resulting from operations	26,439,623	54,840,144

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,687,136)	(2,119,042)
Service Class	(90,042)	(101,036)

Total distributions from net investment income	(1,777,178)	(2,220,078)

Net fund share transactions (Note 5):
Initial Class	(16,256,458)	(13,460,500)
Service Class	4,114,295	3,369,669

Increase (decrease) in net assets from fund share transactions	(12,142,163)	(10,090,831)

Total increase (decrease) in net assets	12,520,282	42,529,235
Net assets
Beginning of year	222,665,417	180,136,182

End of year	$235,185,699	$222,665,417

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,319,809	$1,395,518

The accompanying notes are an integral part of the financial statements.

54

MML NASDAQ-100 Fund		MML Small Cap Growth Equity Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$35,354	$12,426	$(1,582,956)	$(1,333,528)
37,232	31,002	34,824,758	(3,143,377)
1,892,953	3,138,181	20,037,100	75,176,327

1,965,539	3,181,609	53,278,902	70,699,422

(12,546)	(184)	-	-
(172)	-	-	-

(12,718)	(184)	-	-

39,217	805,925	(43,733,654)	8,660,175
441,975	223,226	1,105,424	1,129,031

481,192	1,029,151	(42,628,230)	9,789,206

2,434,013	4,210,576	10,650,672	80,488,628

9,783,248	5,572,672	252,622,048	172,133,420

$12,217,261	$9,783,248	$263,272,720	$252,622,048

$30,748	$8,112	$(65,759)	$(52,717)

55

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Blue Chip Growth Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06 +
Net asset value, beginning of period	$9.71	$6.83	$11.87		$10.58		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01	0.02		0.05		0.02
Net realized and unrealized gain (loss) on investments	1.56	2.88	(5.06)		1.29		0.58

Total income (loss) from investment operations	1.57	2.89	(5.04)		1.34		0.60

Less distributions to shareholders:
From net investment income	(0.01)	(0.01)	-		(0.05)		(0.02)
Tax return of capital	-	-	-		(0.00	) †	-

Total distributions	(0.01)	(0.01)	-		(0.05)		(0.02)

Net asset value, end of period	$11.27	$9.71	$6.83		$11.87		$10.58

Total Return ^^	16.17%	42.38%	(42.46%	)	12.67%		6.04%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$336,211	$182,984	$168,558		$61,701		$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.83%	0.85%		0.84%		0.90%	*
After expense waiver	N/A	N/A	0.84%	#	N/A		0.85%	*#
Net investment income (loss) to average daily net assets	0.06%	0.12%	0.23%		0.40%		0.37%	*
Portfolio turnover rate	37%	80% >>	33%		35%		24%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.68	$6.83	$10.70

Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)	(0.01)	0.00	†
Net realized and unrealized gain (loss) on investments	1.56	2.87	(3.87)

Total income (loss) from investment operations	1.54	2.86	(3.87)

Less distributions to shareholders:
From net investment income	-	(0.01)	-

Total distributions	-	(0.01)	-

Net asset value, end of period	$11.22	$9.68	$6.83

Total Return ^^	15.91%	41.93%	(36.17%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,837	$5,600	$1,816
Ratio of expenses to average daily net assets	1.05%	1.08%	1.10%	*
Net investment income (loss) to average daily net assets	(0.20% )	(0.13% )	0.17%	*
Portfolio turnover rate	37%	80% >>	33%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

56

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Emerging Growth Fund

	Initial Class
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.83		$4.30		$7.41		$6.29		$5.97

Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.04)		(0.05)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	1.27		0.57		(3.06)		1.17		0.37

Total income (loss) from investment operations	1.22		0.53		(3.11)		1.12		0.32

Net asset value, end of year	$6.05		$4.83		$4.30		$7.41		$6.29

Total Return ^^	25.26%		12.33%		(41.97%	)	17.81%		5.36%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,146		$10,566		$9,873		$18,911		$14,703
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.52%		1.58%		1.44%		1.55%
After expense waiver	1.25%	#	1.25%	#	1.22%	#	1.16%	#	1.16%	#
Net investment income (loss) to average daily net assets	(0.92%	)	(0.95%	)	(0.89%	)	(0.72%	)	(0.83%	)
Portfolio turnover rate	175%		184%		280%		195%		291%

	Service Class
	Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$4.81		$4.30		$6.72

Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	1.26		0.56		(2.40)

Total income (loss) from investment operations	1.20		0.51		(2.42)

Net asset value, end of period	$6.01		$4.81		$4.30

Total Return ^^	24.95%		11.86%		(36.01%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$953		$497		$181
Ratio of expenses to average daily net assets:
Before expense waiver	1.70%		1.77%		2.27%	*
After expense waiver	1.50%	#	1.50%	#	1.50%	*#
Net investment income (loss) to average daily net assets	(1.14%	)	(1.21%	)	(1.10%	) *
Portfolio turnover rate	175%		184%		280%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

57

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

	Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.97	$11.33	$18.06		$17.45	$15.36

Income (loss) from investment operations:
Net investment income (loss) ***	0.23	0.22	0.29		0.28	0.25
Net realized and unrealized gain (loss) on investments	1.76	2.72	(7.02)		0.61	2.10

Total income (loss) from investment operations	1.99	2.94	(6.73)		0.89	2.35

Less distributions to shareholders:
From net investment income	(0.23)	(0.30)	-		(0.28)	(0.26)

Total distributions	(0.23)	(0.30)	-		(0.28)	(0.26)

Net asset value, end of year	$15.73	$13.97	$11.33		$18.06	$17.45

Total Return ^^	14.51%	26.15%	(37.26%	)	5.13%	15.30%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$81,199	$74,938	$48,279		$88,058	$85,288
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.46%	0.45%		0.45%	0.46%
After expense waiver	N/A	0.45% #	0.45%	##	N/A	0.45% #
Net investment income (loss) to average daily net assets	1.60%	1.84%	1.88%		1.53%	1.54%
Portfolio turnover rate	5%	6%	5%		6%	4%

	Class II
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.98	$11.34	$18.04		$17.44	$15.34

Income (loss) from investment operations:
Net investment income (loss) ***	0.25	0.24	0.31		0.31	0.28
Net realized and unrealized gain (loss) on investments	1.77	2.72	(7.01)		0.60	2.10

Total income (loss) from investment operations	2.02	2.96	(6.70)		0.91	2.38

Less distributions to shareholders:
From net investment income	(0.24)	(0.32)	-		(0.31)	(0.28)

Total distributions	(0.24)	(0.32)	-		(0.31)	(0.28)

Net asset value, end of year	$15.76	$13.98	$11.34		$18.04	$17.44

Total Return ^^	14.76%	26.33%	(37.14%	)	5.24%	15.54%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$115,521	$137,083	$117,274		$197,826	$189,688
Ratio of expenses to average daily net assets:
Before expense waiver	0.34%	0.35%	0.34%		0.34%	0.35%
After expense waiver	0.29% #	0.29% #	0.29%	#	0.29% #	0.29% #
Net investment income (loss) to average daily net assets	1.76%	2.03%	2.01%		1.69%	1.70%
Portfolio turnover rate	5%	6%	5%		6%	4%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

58

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund (Continued)

	Class III
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.97	$11.33	$18.01		$17.41	$15.31

Income (loss) from investment operations:
Net investment income (loss) ***	0.27	0.26	0.34		0.33	0.30
Net realized and unrealized gain (loss) on investments	1.77	2.72	(7.02)		0.61	2.11

Total income (loss) from investment operations	2.04	2.98	(6.68)		0.94	2.41

Less distributions to shareholders:
From net investment income	(0.26)	(0.34)	-		(0.34)	(0.31)

Total distributions	(0.26)	(0.34)	-		(0.34)	(0.31)

Net asset value, end of year	$15.75	$13.97	$11.33		$18.01	$17.41

Total Return ^^	14.93%	26.57%	(37.09%	)	5.40%	15.72%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$106,015	$89,566	$76,287		$122,979	$127,549
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%	0.21%	0.20%		0.20%	0.21%
After expense waiver	0.15% #	0.15% #	0.15%	#	0.15% #	0.15% #
Net investment income (loss) to average daily net assets	1.90%	2.17%	2.23%		1.83%	1.83%
Portfolio turnover rate	5%	6%	5%		6%	4%

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$13.88	$11.32	$16.07

Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.18	0.10
Net realized and unrealized gain (loss) on investments	1.73	2.71	(4.85)

Total income (loss) from investment operations	1.93	2.89	(4.75)

Less distributions to shareholders:
From net investment income	(0.22)	(0.33)	-

Total distributions	(0.22)	(0.33)	-

Net asset value, end of period	$15.59	$13.88	$11.32

Total Return ^^	14.22%	25.83%	(29.56%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,284	$1,171	$478
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.71%	0.72%	*
After expense waiver	N/A	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	1.39%	1.53%	2.33%	*
Portfolio turnover rate	5%	6%	5%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

59

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Value Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.36	$8.01	$13.21		$12.80	$11.27

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.07	0.10		0.15	0.09
Net realized and unrealized gain (loss) on investments	1.19	2.38	(5.29)		0.39	1.52

Total income (loss) from investment operations	1.27	2.45	(5.19)		0.54	1.61

Less distributions to shareholders:
From net investment income	(0.09)	(0.10)	-		(0.13)	(0.08)
From net realized gains	-	-	(0.01)		-	-

Total distributions	(0.09)	(0.10)	(0.01)		(0.13)	(0.08)

Net asset value, end of year	$11.54	$10.36	$8.01		$13.21	$12.80

Total Return ^^	12.38%	30.71%	(39.30%	)	4.22%	14.18%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$218,666	$211,859	$175,313		$290,938	$216,821
Ratio of expenses to average daily net assets	0.83%	0.85%	0.84%		0.82%	0.85%
Net investment income (loss) to average daily net assets	0.79%	0.77%	0.92%		1.10%	0.80%
Portfolio turnover rate	17%	21%	20%		7%	10%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$10.33	$8.01	$11.57

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.17	2.38	(3.56)

Total income (loss) from investment operations	1.23	2.42	(3.55)

Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	-
From net realized gains	-	-	(0.01)

Total distributions	(0.07)	(0.10)	(0.01)

Net asset value, end of period	$11.49	$10.33	$8.01

Total Return ^^	12.04%	30.32%	(30.69%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,519	$10,807	$4,823
Ratio of expenses to average daily net assets	1.08%	1.10%	1.12%	*
Net investment income (loss) to average daily net assets	0.56%	0.47%	0.48%	*
Portfolio turnover rate	17%	21%	20%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

60

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML NASDAQ-100 Fund

	Initial Class
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.74		$3.08		$5.30		$4.46		$4.18

Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.01		0.00	†	0.00	†	0.01
Net realized and unrealized gain (loss) on investments	0.91		1.65		(2.22)		0.84		0.27

Total income (loss) from investment operations	0.93		1.66		(2.22)		0.84		0.28

Less distributions to shareholders:
From net investment income	(0.01)		(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †

Total distributions	(0.01)		(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †

Net asset value, end of year	$5.66		$4.74		$3.08		$5.30		$4.46

Total Return ^^	19.58%		53.90%		(41.89%	)	18.86%		6.75%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$10,913		$9,105		$5,322		$10,369		$8,474
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		1.09%		1.23%		0.99%		1.08%
After expense waiver	0.56%	#	0.56%	#	0.56%	#	0.56%	#	0.56%	#
Net investment income (loss) to average daily net assets	0.36%		0.18%		0.01%		0.02%		0.13%
Portfolio turnover rate	5%		9%		18%		17%		9%

	Service Class
	Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$4.72		$3.08		$4.99

Income (loss) from investment operations:
Net investment income (loss) ***	0.01		(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	0.91		1.64		(1.91)

Total income (loss) from investment operations	0.92		1.64		(1.91)

Less distributions to shareholders:
From net investment income	(0.00	) †	-		(0.00	) †

Total distributions	(0.00	) †	-		(0.00	) †

Net assets, end of period	$5.64		$4.72		$3.08

Total Return ^^	19.51%		53.25%		(38.28%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,304		$679		$251
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.34%		2.05%	*
After expense waiver	0.81%	#	0.81%	#	0.81%	*#
Net investment income (loss) to average daily net assets	0.14%		(0.06%	)	(0.16%	) *
Portfolio turnover rate	5%		9%		18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

61

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

	Initial Class
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.48		$10.46		$17.02		$16.07	$14.73

Income (loss) from investment operations:
Net investment income (loss) ***	(0.10)		(0.08)		(0.01)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.32		4.10		(6.55)		1.63	1.40

Total income (loss) from investment operations	3.22		4.02		(6.56)		1.56	1.34

Less distributions to shareholders:
From net investment income	-		-		-		(0.02)	-
From net realized gains	-		-		-		(0.59)	-

Total distributions	-		-		-		(0.61)	-

Net asset value, end of year	$17.70		$14.48		$10.46		$17.02	$16.07

Total Return ^^	22.24%		38.43%		(38.54%	)	9.66%	9.10%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$258,833		$250,006		$171,302		$238,185	$169,941
Ratio of expenses to average daily net assets	1.14%		1.15%		1.15%		1.14%	1.18%
Net investment income (loss) to average daily net assets	(0.64%	)	(0.66%	)	(0.06%	)	(0.39% )	(0.41%	)
Portfolio turnover rate	95%		90%		86%		70%	79%

	Service Class
	Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$14.42		$10.45		$15.79

Income (loss) from investment operations:
Net investment income (loss) ***	(0.14)		(0.11)		0.01
Net realized and unrealized gain (loss) on investments	3.31		4.08		(5.35)

Total income (loss) from investment operations	3.17		3.97		(5.34)

Net asset value, end of period	$17.59		$14.42		$10.45

Total Return ^^	21.90%		38.09%		(33.82%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,440		$2,616		$831
Ratio of expenses to average daily net assets	1.39%		1.40%		1.43%	*
Net investment income (loss) to average daily net assets	(0.87%	)	(0.91%	)	0.21%	*
Portfolio turnover rate	95%		90%		86%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund

The accompanying notes are an integral part of the financial statements.

62

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Blue Chip Growth Fund (“Blue Chip Growth Fund”), MML Emerging Growth Fund (“Emerging Growth Fund”), MML Equity Index Fund (“Equity Index Fund”), MML Large Cap Value Fund (“Large Cap Value Fund”), MML NASDAQ-100® Fund (“NASDAQ-100 Fund”), and MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”).

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Equity Index Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Equity Index Fund offers the following four classes of shares: Class I, Class II, Class III, and Service Class I shares. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Prior to the opening of business on May 1, 2009, the Blue Chip Growth Fund acquired all assets and liabilities of the MML Growth Equity Fund (“Growth Equity Fund”). The purpose of the transaction was to combine two funds managed by T. Rowe Price Associates, Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,313,857 Initial Class shares and 116,110 Service Class shares of the Growth Equity Fund, valued at $11,676,491 in total, for 1,492,512 Initial Class shares and 74,903 Service Class shares of the Blue Chip Growth Fund. The investment portfolio of the Growth Equity Fund, with a fair value of $11,704,785 and identified cost of $13,656,656 at April 30, 2009, was the principal asset acquired by the Blue Chip Growth Fund. For financial reporting purposes, assets received and shares issued by the Blue Chip Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Growth Equity Fund was carried forward to align ongoing reporting of the Blue Chip Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, Blue Chip Growth Fund’s net assets were $225,485,091.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value.

63

Notes to Financial Statements (Continued)

Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

64

Notes to Financial Statements (Continued)

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Emerging Growth Fund characterized all long-term investments at Level 1 (except for warrants that were all at Level 3 and had $0 value throughout the period), and all short-term investments at Level 2, as of December 31, 2010. The Equity Index Fund

65

Notes to Financial Statements (Continued)

and NASDAQ-100 Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of December 31, 2010 for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$13,205,425	$-	$-	$13,205,425
Communications	76,523,238	3,659,456	-	80,182,694
Consumer, Cyclical	53,211,112	-	-	53,211,112
Consumer, Non-cyclical	38,318,297	263,396	-	38,581,693
Energy	27,312,067	-	-	27,312,067
Financial	36,829,473	294,133	-	37,123,606
Industrial	46,048,860	-	-	46,048,860
Technology	47,274,195	-	-	47,274,195

Total Common Stock	338,722,667	4,216,985	-	342,939,652

Total Equities	338,722,667	4,216,985	-	342,939,652

Total Mutual Funds	1,002	-	-	1,002

Total Long-Term Investments	338,723,669	4,216,985	-	342,940,654

Total Short-Term Investments	-	2,018,988	-	2,018,988

Total Investments	$338,723,669	$6,235,973	$-	$344,959,642

Large Cap Value Fund
Equities
Common Stock
Basic Materials	$7,315,139	$2,915,276	$-	$10,230,415
Communications	5,235,188	-	-	5,235,188
Consumer, Cyclical	31,808,181	358,754	-	32,166,935
Consumer, Non-cyclical	45,149,384	3,572,465	-	48,721,849
Diversified	-	2,378,117	-	2,378,117
Energy	34,697,236	3,001,615	-	37,698,851
Financial	54,793,467	8,118,008	-	62,911,475
Industrial	12,390,560	2,446,819	-	14,837,379
Technology	11,478,395	-	-	11,478,395

Total Common Stock	202,867,550	22,791,054	-	225,658,604

Total Equities	202,867,550	22,791,054	-	225,658,604

Bonds & Notes
Total Corporate Debt	-	-	481,509	481,509

Total Bonds & Notes	-	-	481,509	481,509

Total Long-Term Investments	202,867,550	22,791,054	481,509	226,140,113

Total Short-Term Investments	-	11,343,449	-	11,343,449

Total Investments	$202,867,550	$34,134,503	$481,509	$237,483,562

66

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$3,241,266	$-	$-	$3,241,266
Communications	25,856,291	-	-	25,856,291
Consumer, Cyclical	48,740,120	474,784	-	49,214,904
Consumer, Non-cyclical	52,050,363	866,829	-	52,917,192
Energy	15,680,759	-	-	15,680,759
Financial	21,425,077	-	-	21,425,077
Industrial	51,290,370	394,678	-	51,685,048
Technology	41,951,086	447,043	-	42,398,129
Utilities	1,932,882	-	-	1,932,882

Total Common Stock	262,168,214	2,183,334	-	264,351,548

Total Equities	262,168,214	2,183,334	-	264,351,548

Total Mutual Funds	833,228	-	-	833,228

Total Long-Term Investments	263,001,442	2,183,334	-	265,184,776

Total Short-Term Investments	-	3,397,256	-	3,397,256

Total Investments	$263,001,442	$5,580,590	$-	$268,582,032

The following is the aggregate value by input level as of December 31, 2010 for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Index Fund
Futures Contracts
Equity Risk	$57,505	$-	$-	$57,505
NASDAQ-100 Fund
Futures Contracts
Equity Risk	410	-	-	410
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	-	10,911	-	10,911

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	$-	$(14,257)	$-	$(14,257)

67

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Large Cap Value Fund	$-	$865,711	$(865,711)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
Large Cap Value Fund
Long-Term Investments Bonds & Notes
Corporate Debt	$424,069	$(2,224)	$-	$59,664	$-	$-	$-	$481,509	$59,664

*	The Fund recognizes transfers between the Levels as of the beginning of the period.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Emerging Growth Fund	Equity Index Fund	NASDAQ-100 Fund	Small Cap Growth Equity Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management				A

Futures Contracts**
Substitution for Cash Investment		A	A
Rights and Warrants
Result of Corporate Action	A

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options on futures contracts, if applicable.

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Notes to Financial Statements (Continued)

At December 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Emerging Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	99	-	99

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$57,505	$-	$57,505

Realized Gain (Loss)#
Futures Contracts	$435,862	$-	$435,862

Change in Appreciation (Depreciation)##
Futures Contracts	$(81,580)	$-	$(81,580)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	85	-	85

NASDAQ-100 Fund
Asset Derivatives
Futures Contracts^^	$410	$-	$410

Realized Gain (Loss)#
Futures Contracts	$35,320	$-	$35,320

Change in Appreciation (Depreciation)##
Futures Contracts	$(17,033)	$-	$(17,033)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	5	-	5

Small Cap Growth Equity Fund
Asset Derivatives
Forward Contracts*	$-	$10,911	$10,911

Liability Derivatives
Forward Contracts^	$-	$(14,257)	$(14,257)

Realized Gain (Loss)#
Forward Contracts	$-	$(32,170)	$(32,170)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(3,346)	$(3,346)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$354,894	$354,894

69

Notes to Financial Statements (Continued)

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of the volume of this derivative type for the months that the Fund held such derivatives during the year ended December 31, 2010.

The Emerging Growth Fund had no change in appreciation (depreciation) and no realized gain (loss) on warrants during the year ended December 31, 2010.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

70

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Small Cap Growth Equity Fund
BUYS
Barclays Bank PLC	14,000	Australian Dollar	1/05/11	$13,734	$14,329	$595

Deutsche Bank AG London	96,000	Australian Dollar	1/05/11	93,690	98,256	4,566

UBS AG	58,000	Australian Dollar	1/05/11	57,072	59,363	2,291

Westpac Banking Corp.	60,000	Australian Dollar	1/05/11	57,951	61,410	3,459

				$222,447	$233,358	$10,911

SELLS
Barclays Bank PLC	228,000	Australian Dollar	1/05/11	$219,101	$233,358	$(14,257)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

71

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS
43	S&P 500 E Mini Index	3/18/11	$2,693,950	$57,505

NASDAQ-100 Fund
BUYS
7	NASDAQ 100 E Mini Index	3/18/11	$310,240	$410

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

72

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had warrants as shown in the Portfolio(s) of Investments at December 31, 2010.

The Fund(s) had no rights, purchased options, or written options at December 31, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for

73

Notes to Financial Statements (Continued)

amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities, subject to certain percentage restrictions. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

74

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Blue Chip Growth Fund	0.75%
Emerging Growth Fund	1.05% of the first $200 million,
1.00% of the next $200 million,
0.95% of any excess over $400 million
Equity Index Fund	0.10%
Large Cap Value Fund	0.80% of the first $100 million,
0.75% of the next $400 million,
0.70% of any excess over $500 million
NASDAQ-100 Fund	0.45% of the first $200 million,
0.44% of the next $200 million,
0.42% of any excess over $400 million
Small Cap Growth Equity Fund	1.075% of the first $200 million,
1.05% of the next $200 million,
1.025% of the next $600 million,
1.00% of any excess over $1 billion

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund; Essex Investment Management Company, LLC for the Emerging Growth Fund; Northern Trust Investments, Inc. for the Equity Index Fund and NASDAQ-100 Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Prior to August 20, 2010, Insight Capital Research & Management, Inc. was the investment subadviser for a portion of the Emerging Growth Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

75

Notes to Financial Statements (Continued)

Administration Fees

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million
Class II	0.19%
Class III	0.05%
Service Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds noted below (other than the management, Rule 12b-1, and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Emerging Growth Fund*
Initial Class	0.20%
Service Class	0.20%
Equity Index Fund*
Class I	0.05%
Class II	0.05%
Class III	0.05%
Service Class I	0.05%
NASDAQ-100 Fund*
Initial Class	0.11%
Service Class	0.11%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through May 1, 2011.

MassMutual has agreed to voluntarily waive, through May 1, 2011, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

76

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Emerging Growth Fund	$1,588
Large Cap Value Fund	5,442
Small Cap Growth Equity Fund	87,051

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$201,824,417	$-	$95,035,925
Emerging Growth Fund	-	19,480,845	-	19,498,781
Equity Index Fund	-	15,116,379	-	42,015,659
Large Cap Value Fund	-	34,496,778	-	50,173,258
NASDAQ-100 Fund	-	1,232,397	-	516,197
Small Cap Growth Equity Fund	-	225,408,058	-	256,812,178

77

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	13,136,463	$127,254,431	9,778,384	$71,995,023
Issued — merger	-	-	1,492,512	11,119,214
Issued as reinvestment of dividends	25,498	233,055	27,790	241,496
Redeemed	(2,182,296)	(22,066,171)	(17,122,163)	(137,267,841)

Net increase (decrease)	10,979,665	$105,421,315	(5,823,477)	$(53,912,108)

Blue Chip Growth Fund Service Class
Sold	204,177	$2,017,782	335,372	$2,483,134
Issued — merger	-	-	74,903	557,277
Issued as reinvestment of dividends	-	-	813	7,049
Redeemed	(84,068)	(862,242)	(98,559)	(860,536)

Net increase (decrease)	120,109	$1,155,540	312,529	$2,186,924

Emerging Growth Fund Initial Class
Sold	451,088	$2,377,566	391,600	$1,633,368
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(466,379)	(2,388,331)	(496,737)	(2,091,342)

Net increase (decrease)	(15,291)	$(10,765)	(105,137)	$(457,974)

Emerging Growth Fund Service Class
Sold	87,705	$454,285	72,568	$310,589
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(32,562)	(169,722)	(11,209)	(49,668)

Net increase (decrease)	55,143	$284,563	61,359	$260,921

Equity Index Fund Class I
Sold	555,751	$7,978,978	1,679,713	$20,860,662
Issued as reinvestment of dividends	90,430	1,198,204	109,278	1,403,134
Redeemed	(850,483)	(12,229,078)	(685,782)	(8,187,164)

Net increase (decrease)	(204,302)	$(3,051,896)	1,103,209	$14,076,632

Equity Index Fund Class II
Sold	643,856	$9,271,328	782,496	$8,993,982
Issued as reinvestment of dividends	169,340	2,245,451	242,909	3,118,953
Redeemed	(3,287,313)	(47,202,173)	(1,563,639)	(18,287,630)

Net increase (decrease)	(2,474,117)	$(35,685,394)	(538,234)	$(6,174,695)

Equity Index Fund Class III
Sold	314,574	$4,250,665	3,875	$44,944
Issued as reinvestment of dividends	128,578	1,702,367	168,593	2,163,050
Redeemed	(122,031)	(1,734,847)	(492,124)	(5,441,972)

Net increase (decrease)	321,121	$4,218,185	(319,656)	$(3,233,978)

78

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Equity Index Fund Service Class I
Sold	147,473	$2,133,875	53,932	$602,130
Issued as reinvestment of dividends	2,188	28,744	1,841	23,510
Redeemed	(23,405)	(342,945)	(13,684)	(172,454)

Net increase (decrease)	126,256	$1,819,674	42,089	$453,186

Large Cap Value Fund Initial Class
Sold	1,052,046	$10,794,704	1,509,799	$11,572,069
Issued as reinvestment of dividends	173,168	1,687,136	224,534	2,119,042
Redeemed	(2,721,801)	(28,738,298)	(3,158,576)	(27,151,611)

Net increase (decrease)	(1,496,587)	$(16,256,458)	(1,424,243)	$(13,460,500)

Large Cap Value Fund Service Class
Sold	514,070	$5,429,658	559,858	$4,444,148
Issued as reinvestment of dividends	9,271	90,042	10,731	101,036
Redeemed	(132,025)	(1,405,405)	(126,363)	(1,175,515)

Net increase (decrease)	391,316	$4,114,295	444,226	$3,369,669

NASDAQ-100 Fund Initial Class
Sold	523,673	$2,605,385	625,885	$2,401,929
Issued as reinvestment of dividends	2,744	12,546	44	184
Redeemed	(520,378)	(2,578,714)	(431,828)	(1,596,188)

Net increase (decrease)	6,039	$39,217	194,101	$805,925

NASDAQ-100 Fund Service Class
Sold	128,758	$652,842	111,948	$431,446
Issued as reinvestment of dividends	38	172	-	-
Redeemed	(41,151)	(211,039)	(49,889)	(208,220)

Net increase (decrease)	87,645	$441,975	62,059	$223,226

Small Cap Growth Equity Fund Initial Class
Sold	1,755,645	$27,023,059	3,609,392	$41,061,675
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,402,124)	(70,756,713)	(2,718,125)	(32,401,500)

Net increase (decrease)	(2,646,479)	$(43,733,654)	891,267	$8,660,175

Small Cap Growth Equity Fund Service Class
Sold	110,439	$1,742,737	139,663	$1,601,993
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(39,404)	(637,313)	(37,862)	(472,962)

Net increase (decrease)	71,035	$1,105,424	101,801	$1,129,031

79

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$263,330,235	$82,347,287	$(717,880)	$81,629,407
Emerging Growth Fund	11,712,286	2,874,643	(294,085)	2,580,558
Equity Index Fund	270,485,387	74,149,769	(38,656,822)	35,492,947
Large Cap Value Fund	195,297,603	46,700,873	(4,514,914)	42,185,959
NASDAQ-100 Fund	8,765,572	4,024,691	(493,286)	3,531,405
Small Cap Growth Equity Fund	220,578,784	56,378,456	(8,375,208)	48,003,248

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses. Certain positions of capital loss carryovers of the Blue Chip Growth Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by Internal Revenue Code Sections 382/383.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2011	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$-	$-	$1,968,870	$799,760	$22,428,962	$
Emerging Growth Fund	-	-	-	3,006,900	2,730,804		-
Equity Index Fund	-	-	-	1,597,593	2,895,529		-
Large Cap Value Fund	-	-	-	7,547,813	24,296,867		722,962
NASDAQ-100 Fund	2,362,711	1,300,985	-	-	335,825		-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The NASDAQ-100 Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $37,342.

The Small Cap Growth Equity Fund elected to defer to the fiscal year beginning January 1, 2011, post-October currency losses in the amount of $14,548.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$233,055	$-	$-
Equity Index Fund	5,174,766	-	-
Large Cap Value Fund	1,777,178	-	-
NASDAQ-100 Fund	12,718	-	-

80

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$248,545	$-	$-
Equity Index Fund	6,708,647	-	-
Large Cap Value Fund	2,220,078	-	-
NASDAQ-100 Fund	184	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, Real Estate Investment Trusts, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$151,004	$(25,197,592)	$(31,590)	$81,630,800
Emerging Growth Fund	-	(5,737,704)	(6,287)	2,580,558
Equity Index Fund	5,316,291	(4,493,122)	(145,949)	35,492,963
Large Cap Value Fund	1,960,129	(32,567,642)	(62,152)	42,190,964
NASDAQ-100 Fund	35,658	(3,999,521)	(42,252)	3,531,406
Small Cap Growth Equity Fund	57,760	10,111,862	(69,105)	48,003,316

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$(1,086,094)	$1,086,495	$(401)
Emerging Growth Fund	(2,193,984)	2,086,220	107,764
Equity Index Fund	158	(8,817)	8,659
Large Cap Value Fund	-	1,538	(1,538)
NASDAQ-100 Fund	(4,438,016)	4,438,016	-
Small Cap Growth Equity Fund	(43,819)	(1,526,095)	1,569,914

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

81

Notes to Financial Statements (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of the ASU will have on the Funds’ financial statement disclosures.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Equity Index Fund, plus interest and the Official Committee’s court costs, is approximately $207,706. The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Fund’s net asset values.

10.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

82

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Emerging Growth Fund, MML Equity Index Fund, MML Large Cap Value Fund, MML NASDAQ-100 Fund, and MML Small Cap Growth Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Blue Chip Growth Fund, MML Emerging Growth Fund, MML Equity Index Fund, MML Large Cap Value Fund, MML NASDAQ-100 Fund, and MML Small Cap Growth Equity Fund (collectively the “Funds”), six of the funds comprising the MML Series Investment Fund (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2011

83

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 68	Chairman Trustee	Since 2010 Since 1999	Retired.	63	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 62	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	63	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 71	Trustee	Since 1973	Attorney-at-Law (since 2004).	63	Director (1999-2007), BankNorth Massachusetts; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	63	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 68	Trustee	Since 1996	Retired. Consultant (1999-2009).	99***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 58	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut .	63	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

84

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 65	Trustee	Since 2003	Retired.	65^^	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 55	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	63	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

85

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	95

Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

86

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

87

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Index Fund	100.00%
Large Cap Value Fund	100.00%
NASDAQ-100 Fund	100.00%

88

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

89

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,270.20	$4.52	$1,021.20	$4.02
Service Class	1,000	1.04%	1,269.20	5.95	1,020.00	5.30
Emerging Growth Fund
Initial Class	1,000	1.25%	1,309.50	7.28	1,018.90	6.36
Service Class	1,000	1.50%	1,306.50	8.72	1,017.60	7.63
Equity Index Fund
Class I	1,000	0.45%	1,229.60	2.53	1,022.90	2.29
Class II	1,000	0.29%	1,231.30	1.63	1,023.70	1.48
Class III	1,000	0.15%	1,232.20	0.84	1,024.40	0.77
Service Class I	1,000	0.70%	1,228.10	3.93	1,021.70	3.57
Large Cap Value Fund
Initial Class	1,000	0.83%	1,209.00	4.62	1,021.00	4.23
Service Class	1,000	1.08%	1,208.10	6.01	1,019.80	5.50

90

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
NASDAQ-100 Fund
Initial Class	$1,000	0.56%	$1,276.60	$3.21	$1,022.40	$2.85
Service Class	1,000	0.81%	1,276.30	4.65	1,021.10	4.13
Small Cap Growth Equity Fund
Initial Class	1,000	1.13%	1,265.20	6.45	1,019.50	5.75
Service Class	1,000	1.38%	1,263.60	7.87	1,018.20	7.02

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

91

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, and MML Moderate Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI), and non-affiliated funds.

Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics, including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers, inflation-protected securities, and short-term investments of any kind.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed income funds, including money market funds.

•	MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed income funds, including money market funds.

The Series’ investment adviser is MassMutual.

How did each Fund perform during the 12 months ended December 31, 2010?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

	Custom Index	Russell 3000 Index	MSCI ACWI ex-U.S. Index	Barclays Capital U.S. Aggregate Bond Index
MML Aggressive Allocation Fund
16.05%	14.81%	16.93%*	11.15%	6.54%

MML Balanced Allocation Fund
12.73%	11.34%	16.93%*	11.15%	6.54%

MML Conservative Allocation Fund
11.91%	10.42%	16.93%	11.15%	6.54%*

6

MML Allocation Fund Series – Portfolio Manager Report (Continued)

	Custom Index	Russell 3000 Index	MSCI ACWI ex-U.S. Index	Barclays Capital U.S. Aggregate Bond Index

MML Growth Allocation Fund
14.92%	13.54%	16.93%*	11.15%	6.54%

MML Moderate Allocation Fund
13.48%	12.23%	16.93%*	11.15%	6.54%

* Benchmark return

All of the MML Allocation Series Funds outperformed their respective Custom Index for the full year – and all five Funds (each of which has a stock component) also outpaced the Barclays Capital U.S. Aggregate Bond Index, as well as the MSCI ACWI ex-U.S. Index. Conversely, all of the Series Funds underperformed the Russell 3000 Index.

MML Allocation Fund Series Custom Indexes

•

The Custom MML Aggressive Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. Index. The weightings of each index are 10%, 67.5% and 22.5%, respectively.

•

The Custom MML Balanced Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. Index. The weightings of each index are 50%, 37.5% and 12.5%, respectively.

•

The Custom MML Conservative Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. Index. The weightings of each index are 60%, 30% and 10%, respectively.

•

The Custom MML Growth Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. Index. The weightings of each index are 25%, 56.25% and 18.75%, respectively.

•

The Custom MML Moderate Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. Index. The weightings of each index are 40%, 45% and 15%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The first part of 2010 was challenging for active equity managers, as they struggled to keep up with a rising market (up over 5% in the quarter, as measured by the S&P 500® Index), yet tended to display more caution after a successful 2009. The main driver of the Funds’ outperformance in the first quarter was asset allocation – i.e., Underlying Fund positioning in specific investment types and styles – rather than active manager outperformance. Equity (stocks) positioning in the portfolio of value over growth, small-/mid-cap over large-cap, and U.S. over foreign equities all were beneficial to the portfolios. On the fixed-income (bonds) side, positioning outside of the Barclays Aggregate U.S. Investment Grade Index in high-yield and international bonds proved to be additive to results. Conversely, overweight U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure was the only major asset allocation positioning detractor in the portfolios for the quarter.

During this time, we reduced the Series positioning in MML Income & Growth Fund in favor of other large-cap value strategies due to the retirement of the Fund’s lead portfolio manager and the resulting transition of the portfolio. The reduction is notable because MML Income & Growth Fund had occupied a large position in the Series.

Later in 2010, we expanded the allocation to fixed-income investments through three new funds: MML High Yield Fund, MML Short-Duration Bond Fund, and MML PIMCO Total Return Fund. One of the goals of adding MML High Yield Fund to the Series portfolios is to become more targeted to opportunities in the below-investment-grade bond universe. Previously, the Series offered high-yield exposure through the multi-sector bond fund, Oppenheimer Global Strategic Income Fund, which groups high-yield exposure with international bonds and U.S. investment-grade bonds.

7

MML Allocation Fund Series – Portfolio Manager Report (Continued)

The addition of MML Short-Duration Bond Fund to the Series portfolios allows for a greater yield for the portfolios relative to holding a money market fund, given today’s extremely low-yield environment, and reduces the overall duration exposure by allocating some of the intermediate investment-grade exposure to MML Short-Duration Bond Fund. (Duration is a measure of a bond fund’s sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.) This may help limit the negative impact of an unexpected increase in interest rates on the fixed-income allocations and further diversify the portfolio.

Lastly, diversification in intermediate investment-grade funds allowed us the ability to add to returns with a different approach to the portfolio management of investment-grade bonds, while potentially mitigating the risk of single-manager underperformance in fixed-income investment-grade. MML PIMCO Total Return Fund brings a well-known brand to the Series portfolios.

During this time, we added MML Large Cap Growth Fund – to provide the portfolios with further diversification in large-cap growth stocks – and reduced exposure in other large-cap growth strategies undergoing manager changes.

In large-cap value positioning, we also introduced a new fund to the Series: MML Fundamental Value Fund, which is subadvised by Wellington Management. Given our experience with this Wellington strategy in other businesses at MassMutual, we allocated Series assets to this Fund and removed MML Income & Growth Fund from the Series portfolios following the Fund’s manager change in the third quarter from American Century to BlackRock. MML Income & Growth Fund will remain an option for inclusion back into the Series portfolios as we gain better understanding and experience with the new BlackRock strategy.

Investment adviser outlook

Economic indicators were generally trending positive at the start of 2011. Strength in consumer spending and factory activity indicate improvement from the sluggish early stages of the recovery. Growth in employment has improved on the margin, though inconsistently. With consumer demand improving and post-meltdown fears subsiding, we believe it is likely that firms will increase hiring in a more meaningful manner. While a quick return to pre-crisis employment levels is highly unlikely, any improvement could set in motion the virtuous cycle as newly employed consumers stoke further improvements in growth, which in turn, pushes up hiring.

The U.S. Federal Reserve (the “Fed”), fearful of repeating the mistakes of the Great Depression era, appears committed to stimulative monetary policies. This should support economic growth, corporate revenues, and cash flows and with it, improving fundamentals for equities and corporate bonds. Given current valuations, we believe attractive returns for equities and corporate bonds are possible. On the other hand, given the yields currently available for U.S. Treasury securities investors, attractive long-term returns will be harder to come by. Accommodating Fed policies do present a risk of inflation, which generally pushes bond prices lower, which would be a challenging scenario for both the equity market and future economic growth.

The struggle to resolve the European debt crisis is likely to hang over the global equity and bond markets for some time. Also, China and other emerging-market countries risk missteps as they seek to rein in inflation while maintaining a reasonable level of economic growth. While these are real concerns, they are well known and, in our opinion, are likely to undergo resolution over time.

8

MML Allocation Fund Series – Portfolio Manager Report (Continued)

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	87.9%
Fixed Income Funds	12.2%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	52.1%
Fixed Income Funds	48.0%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	42.5%
Fixed Income Funds	57.6%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	76.1%
Fixed Income Funds	24.0%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	61.6%
Fixed Income Funds	38.5%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

9

MML Aggressive Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/31/07 - 12/31/10
Initial Class	16.05%	-0.66%
Russell 3000 Index*	16.93%	-1.76%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.48%+
MSCI ACWI ex-U.S.	11.15%	-2.89%+
Custom MML Aggressive Allocation Index	14.81%	-0.66%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	15.83%	2.40%
Russell 3000 Index*	16.93%	2.11%++
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%++
MSCI ACWI ex-U.S.	11.15%	1.59%++
Custom MML Aggressive Allocation Index	14.81%	3.17%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/31/07 - 12/31/10
Initial Class	12.73%	2.32%
Russell 3000 Index*	16.93%	-1.76%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.48%+
MSCI ACWI ex-U.S.	11.15%	-2.89%+
Custom MML Balanced Allocation Index	11.34%	3.40%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	12.49%	3.88%
Russell 3000 Index*	16.93%	2.11%++
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%++
MSCI ACWI ex-U.S.	11.15%	1.59%++
Custom MML Balanced Allocation Index	11.34%	5.99%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Conservative Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S. and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/31/07 - 12/31/10
Initial Class	11.91%	3.64%
Barclays Capital U.S Aggregate Bond Index*	6.54%	6.48%+
Russell 3000 Index	16.93%	-1.76%+
MSCI ACWI ex-U.S.	11.15%	-2.89%+
Custom MML Conservative Allocation Index	10.42%	4.19%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S. and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	11.59%	4.95%
Barclays Capital U.S Aggregate Bond Index*	6.54%	6.74%++
Russell 3000 Index	16.93%	2.11%++
MSCI ACWI ex-U.S.	11.15%	1.59%++
Custom MML Conservative Allocation Index	10.42%	6.38%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S. and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/31/07 - 12/31/10
Initial Class	14.92%	0.43%
Russell 3000 Index*	16.93%	-1.76%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.48%+
MSCI ACWI ex-U.S.	11.15%	-2.89%+
Custom MML Growth Allocation Index	13.54%	1.03%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	14.54%	2.97%
Russell 3000 Index*	16.93%	2.11%++
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%++
MSCI ACWI ex-U.S.	11.15%	1.59%++
Custom MML Growth Allocation Index	13.54%	4.47%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Moderate Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/31/07 - 12/31/10
Initial Class	13.48%	1.77%
Russell 3000 Index*	16.93%	-1.76%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.48%+
MSCI ACWI ex-U.S.	11.15%	-2.89%+
Custom MML Moderate Allocation Index	12.23%	2.52%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	13.24%	3.80%
Russell 3000 Index*	16.93%	2.11%++
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%++
MSCI ACWI ex-U.S.	11.15%	1.59%++
Custom MML Moderate Allocation Index	12.23%	5.48%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Core Allocation Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s adviser invests the Fund’s assets in a combination of domestic and international Underlying Funds. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund returned 9.17%, trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the 11.15% return of the Morgan Stanley Capital International All Country World Index (“MSCI® ACWI”) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund outperformed the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. The Fund also underperformed the 12.18% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays Capital U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex-U.S. (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

American Funds’ discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series – Bond Fund (the “Bond Fund”), the Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”) for the year ended December 31, 2010. The Bond Fund’s ability to invest in bonds of lower credit quality was the primary driver of results for the year – a time frame when bonds that had the highest rankings returned the lowest yields. The Bond Fund’s exposure to corporate bonds (as opposed to Treasuries) was a positive for the year, since the portfolio emphasized investment-grade corporate bonds. An underweight position in Treasuries, relative to the Index, proved positive for the year as well. Conversely, detracting from full-year results was the portfolio’s stake (although not a large one) in non-U.S. bonds – particularly, those in Europe. European bonds returned significantly less than their U.S. counterparts for the year. The top three detractors were Greek bonds, Allied Irish Banks, and Irish government bonds, all attributable to sovereign debt concerns over those countries. At the sector level, commercial bank bonds (in the financials sector) and telecommunications bonds hindered the Bond Fund’s performance.

With respect to the three equity Underlying Funds: In 2010, small-capitalization stocks did better than their large-capitalization (“large-cap”) brethren. Consequently, all three equity Underlying Funds suffered, since they all have a large-cap bias. All of these Funds have the flexibility to invest outside the U.S. – and those foreign investments detracted from full-year returns. Further, each Underlying Fund’s emphasis on higher-quality companies (specifically, those that are considered good dividend payers) hampered the Funds’ performance for the year, as these were not generally the market winners in 2010. Compounding the equity Underlying Funds’ performance problems was the fact that their non-U.S. holdings were mainly in European companies, which underperformed. Finally, all of the equity Underlying Funds held strong cash positions, which muted equity returns somewhat in the favorable equity environment – although each American Fund does ordinarily maintain a higher cash position than many of its competitors.

15

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark for the year. On a sector level, technology was the largest detractor and represented 70% of the Fund’s underperformance. Not owning Apple, a non-dividend-paying company, hurt the portfolio’s performance relative to the benchmark, since Apple advanced 50% for the year. Portfolio holding Hewlett-Packard, which was down 17% for the year, also hampered the Income and Growth Fund’s returns. Conversely, portfolio holdings and an overweight position in the industrials sector provided the largest contribution to performance (by a meaningful amount), as industrials was one of the best-returning benchmark sectors for the year. Aerospace and defense also contributed to results, as did energy – despite the portfolio’s underweight position in that strong-performing sector. In energy, the portfolio’s larger integrated oil company holdings did extremely well.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) trailed its benchmark for the year, with the technology sector detracting the most from performance – for the same reasons (noted above) as the Income and Growth Fund. The Growth-Income Fund’s average cash level of just under 7% hampered results, as did less-than-favorable stock selection in the strong-performing consumer discretionary sector. The specialty-retail sector also held back the Growth-Income Fund’s progress in 2010, with weak performer Best Buy being the largest portfolio position within the sector. Conversely, the Fund’s underweight position in the lagging health care sector was the number-one contributor to the Fund’s relative performance in 2010. In particular, the Fund’s lack of emphasis on poor-performing pharmaceutical stocks also contributed.

The American Funds Insurance Series – International Fund (the “International Fund”) underperformed the MSCI ACWI ex-U.S. (the “Index”) for the year. The Fund’s emphasis on European companies hurt – as did its lower weight in Asian stocks, which did well for the year. On a sector level, the Fund’s underweight position in the strong-performing materials sector detracted from performance along with less-than-favorable stock selection within the sector. Metals and mining holdings were laggards for the year – specifically, Arcelor Mittal (France), the largest producer of iron ore in the world, which suffered on news that consumption levels of commodities would suffer as a result of China’s slowing growth rate. (China is the largest consumer of commodities in the world.) The International Fund’s overweight position in the struggling health care sector (specifically pharmaceuticals) also hampered portfolio performance. Conversely, the International Fund’s consumer discretionary holdings were a significant contributor for the year, benefiting from strong overall performance in the sector and an overweight position. Auto company holdings, including Fiat and Daimler, also contributed. Finally, avoiding the utilities sector had a positive impact, as the portfolio had an underweight position in this area, which was the only negative-returning sector for the year. Favorable stock selection in the struggling telecommunications sector proved positive, as wireless stocks MTN Group (South Africa) and America Movil (Mexico) turned in impressive returns for the year.

Outlook

The following outlook reflects common views held by many of Capital Research’s investment professionals:

Over the long term, drivers of world economic growth may lie outside of the United States. Consequently, when looking to invest in U.S. companies, how well they appear to be positioned to sell outside of the U.S. is an important factor – as is an assessment of their potential to succeed in emerging markets. In the short term, large-cap stocks – particularly high-quality companies that are better financed, with good balance sheets – may do well. Recovery often starts with highly leveraged small-cap stocks, which have tended to rebound the most quickly and highest after a market downturn, after which time a smart approach may be to rotate into other companies that may offer more opportunity to profit over time. In fact, at year-end 2010, it’s possible that we had entered that rotation period. Consequently, in 2011, it will be important to consider investing in firms that tend to pay better dividends. It’s possible that the market will be in a more subdued total return market environment for the near term – potentially with equity returns in the high single digits – an environment in which dividend returns become far more important relative to total returns.

16

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	67.4%
Fixed Income Funds	32.7%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

17

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	9.17%	2.21%
S&P 500 Index*	15.06%	1.47%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%+
MSCI ACWI ex-U.S.	11.15%	1.59%+
Custom MML Core Allocation Index	12.18%	4.02%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S. and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML American Funds Growth Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest a portion of its assets in equity securities of issuers domiciled outside the United States. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund returned 18.16%, outperforming the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the 16.71% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

American Funds’ discussion of factors that contributed to the Fund’s performance

The Fund’s outperformance of its benchmark is largely attributable to its overweight position, relative to the benchmark, in the consumer discretionary sector, which was also the best-performing market segment. Gaming stocks (within the hotels, restaurants, and leisure industry) also played a large role in the Fund’s progress. On a company-specific basis, portfolio holdings Las Vegas Sands advanced 200% for the year; Wynn Resorts increased 90%; and the portfolio’s largest position within the industry – Wynn Macau – jumped 90%. Materials also contributed to Fund performance through overweight positioning and strong overall performance for the sector along with positive stock selection, particularly gold stocks. In the consumer staples sector (one of the lowest areas of representation in the portfolio), despite the Fund’s underweight position and the sector’s overall less-than-stellar performance, the portfolio did benefit from certain personal products companies – specifically, Estee Lauder, which advanced 68% for the year. The portfolio’s largest underweight was in ExxonMobil. Despite the energy sector’s impressive advance, this underweight stake proved beneficial, as ExxonMobil gained only 10% for the year (versus the average oil company return of 17.5%). In some respects, what the portfolio did not own was just as important as what it did. Indeed, Johnson & Johnson and Pfizer, which were both negative-returning stocks, were not portfolio holdings, which contributed to the Fund’s performance.

On the downside, the Fund’s cash position, although less than 5% of the portfolio, hampered performance in 2010’s strong equity environment. Other factors that dragged on Fund results included the industrials sector, a strong-performing market segment in which the portfolio was underweight. Stock selection also worked against the Fund in the electrical equipment segment of industrials. The portfolio also suffered from stock selection within health care, particularly within the equipment and supplies area. The companies the portfolio owned in the biotechnology industry (e.g., Gilead Sciences) hindered Fund performance, as Gilead was down 16% for the year.

Outlook

The following outlook reflects common views held by many of Capital Research’s investment professionals:

Over the long term, drivers of world economic growth may lie outside of the United States. Consequently, when looking to invest in U.S. companies, how well they appear to be positioned to sell outside of the U.S. is an important factor – as is an assessment of their potential to succeed in emerging markets. In the short term, large-cap stocks – particularly high-quality companies that are better financed, with good balance sheets – may do well. Recovery often starts with highly leveraged small-cap stocks, which have tended to rebound the most quickly and highest after a market downturn, after which time a smart approach may be to rotate into other companies that may offer more opportunity to profit over time. In fact, at year-end 2010, it’s possible that we had

19

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

entered that rotation period. Consequently, in 2011, it will be important to consider investing in firms that tend to pay better dividends. It’s possible that the market will be in a more subdued total return market environment for the near term – potentially with equity returns in the high single digits – an environment in which dividend returns become far more important relative to total returns.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

20

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	18.16%	1.80%
S&P 500 Index*	15.06%	1.47%+
Russell 1000 Growth Index	16.71%	3.90%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

21

MML American Funds International Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States that Capital Research believes have the potential for growth, including emerging and developing markets. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund returned 6.82%, trailing the 7.75% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. Similarly, the Fund lagged the 11.15% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

American Funds’ discussion of factors that contributed to the Fund’s performance

In 2010, small-capitalization stocks did better than their large-capitalization (“large-cap”) brethren. Consequently, the Fund suffered, due to its large-cap bias. The Fund’s emphasis on higher-quality companies (specifically, those that are considered good dividend-payers) detracted from full-year returns, as these were not generally the market winners in 2010. Compounding the Fund’s performance problems was the fact that portfolio holdings were mainly in European companies, which underperformed. Finally, the Fund held a strong cash position, which muted equity returns somewhat in the favorable equity environment – although the Fund does ordinarily maintain a higher cash position than many of its competitors.

The Fund’s emphasis on European companies hurt performance – as did its lower weight in Asian stocks, which did well for the year. On a sector level, the Fund’s underweight position, relative to the benchmark, in the strong-performing materials sector detracted from performance along with less-than-favorable stock selection within the sector. Metals and mining holdings were laggards for the year – specifically, Arcelor Mittal (France), the largest producer of iron ore in the world, which suffered on news that consumption levels of commodities would suffer as a result of China’s slowing growth rate. (China is the largest consumer of commodities in the world.) The Fund’s significantly overweight position in the struggling health care sector (specifically pharmaceuticals) also hampered portfolio performance.

Conversely, the Fund’s consumer discretionary holdings were a significant contributor to full-year results, benefiting from strong overall performance in the sector and an overweight position. Auto company holdings, including Fiat and Daimler, also contributed. Finally, avoiding the utilities sector had a positive impact, as the portfolio had a significantly underweight position in this area, which was the only negative-returning sector for the year. Favorable stock selection in the struggling telecommunications sector proved positive, as wireless stocks MTN Group (South Africa) and America Movil (Mexico) turned in impressive returns for the year.

Outlook

The following outlook reflects common views held by many of Capital Research’s investment professionals:

Over the long term, drivers of world economic growth may lie outside of the United States. In the short term, large-cap stocks – particularly high-quality companies that are better financed, with good balance sheets – may do well. Recovery often starts with highly leveraged small-cap stocks, which have tended to rebound the most quickly and highest after a market downturn, after which time a smart approach may be to rotate into other companies that may offer more opportunity to profit over time. In fact, at year-end 2010, it’s possible that we had entered that rotation period. Consequently, in 2011, it will be important to consider

22

MML American Funds International Fund – Portfolio Manager Report (Continued)

investing in firms that tend to pay better dividends. It’s possible that the market will be in a more subdued total return market environment for the near term – potentially with equity returns in the high single digits – an environment in which dividend returns become far more important relative to total returns.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

23

MML American Funds International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI EAFE Index and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	6.82%	2.24%
MSCI EAFE Index*	7.75%	-1.20%+
MSCI ACWI ex-U.S.	11.15%	1.59%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index and the MSCI ACWI ex-U.S. Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	659,236	$7,429,588
MML Concentrated Growth Fund, Class I (a)	260,525	1,870,566
MML Equity Fund, Initial Class (a)	223,969	4,384,126
MML Equity Income Fund, Initial Class (a)	717,373	6,771,998
MML Foreign Fund, Initial Class (a)	277,653	2,557,184
MML Fundamental Value Fund, Class II (a)	363,461	4,027,145
MML Global Fund, Class I (a)	298,646	2,526,548
MML High Yield Fund, Class II (a)	58,879	599,391
MML Inflation-Protected and Income Fund, Initial Class (a)	122,223	1,309,008
MML Large Cap Growth Fund, Initial Class (a)	365,902	3,823,675
MML Managed Bond Fund, Initial Class (a)	122,881	1,573,036
MML Mid Cap Growth Fund, Initial Class (a) (b)	382,936	4,683,306
MML Mid Cap Value Fund, Initial Class (a)	378,963	3,963,955
MML PIMCO Total Return Fund, Class II (a)	176,366	1,746,027
MML Short-Duration Bond Fund, Class II (a)	169,625	1,718,298
MML Small Cap Equity Fund, Initial Class (a)	69,330	642,761
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	140,215	2,482,112
MML Small Company Value Fund, Class II (a)	190,180	3,290,121
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	47,734	1,926,071
Oppenheimer Global Securities Fund, Non-Service Shares (a)	61,576	1,865,752
Oppenheimer International Growth Fund, Non-Service Shares (a)	2,342,129	4,379,782
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	168,364	939,472

		64,509,922

TOTAL MUTUAL FUNDS (Cost $52,599,632)		64,509,922

Value

TOTAL LONG-TERM INVESTMENTS (Cost $52,599,632)	$64,509,922

TOTAL INVESTMENTS — 100.1% (Cost $52,599,632) (c)	64,509,922

Other Assets/(Liabilities) — (0.1)%	(53,275)

NET ASSETS — 100.0%	$64,456,647

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	2,279,412	$25,688,975
MML Concentrated Growth Fund, Class I (a)	682,376	4,899,461
MML Equity Fund, Initial Class (a)	758,705	14,851,454
MML Equity Income Fund, Initial Class (a)	2,820,690	26,627,311
MML Foreign Fund, Initial Class (a)	799,940	7,367,448
MML Fundamental Value Fund, Class II (a)	1,293,691	14,334,097
MML Global Fund, Class I (a)	858,916	7,266,425
MML High Yield Fund, Class II (a)	868,755	8,843,929
MML Inflation-Protected and Income Fund, Initial Class (a)	1,326,606	14,207,951
MML Large Cap Growth Fund, Initial Class (a)	1,064,023	11,119,039
MML Managed Bond Fund, Initial Class (a)	5,580,370	71,435,794
MML Mid Cap Growth Fund, Initial Class (a) (b)	967,953	11,838,063
MML Mid Cap Value Fund, Initial Class (a)	1,087,098	11,371,046
MML Money Market Fund, Initial Class (a)	50,684	50,636
MML PIMCO Total Return Fund, Class II (a)	2,146,099	21,246,383
MML Short-Duration Bond Fund, Class II (a)	2,936,140	29,743,093
MML Small Cap Equity Fund, Initial Class (a)	406,497	3,768,648
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	414,702	7,341,102
MML Small Company Value Fund, Class II (a)	446,052	7,716,700
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	170,819	6,892,552
Oppenheimer Global Securities Fund, Non-Service Shares (a)	341,306	10,341,559
Oppenheimer International Growth Fund, Non-Service Shares (a)	5,559,845	10,396,910
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	3,973,416	22,171,662

		349,520,238

TOTAL MUTUAL FUNDS (Cost $302,300,381)		349,520,238

Value

TOTAL LONG-TERM INVESTMENTS (Cost $302,300,381)	$349,520,238

TOTAL INVESTMENTS — 100.1% (Cost $302,300,381) (c)	349,520,238

Other Assets/(Liabilities) — (0.1)%	(217,078)

NET ASSETS — 100.0%	$349,303,160

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,568,488	$17,676,861
MML Concentrated Growth Fund, Class I (a)	472,301	3,391,121
MML Equity Fund, Initial Class (a)	465,793	9,117,770
MML Equity Income Fund, Initial Class (a)	2,116,781	19,982,408
MML Foreign Fund, Initial Class (a)	672,297	6,191,852
MML Fundamental Value Fund, Class II (a)	900,301	9,975,338
MML Global Fund, Class I (a)	756,595	6,400,794
MML High Yield Fund, Class II (a)	880,170	8,960,129
MML Inflation-Protected and Income Fund, Initial Class (a)	1,356,296	14,525,932
MML Large Cap Growth Fund, Initial Class (a)	765,936	8,004,031
MML Managed Bond Fund, Initial Class (a)	5,944,671	76,099,302
MML Mid Cap Growth Fund, Initial Class (a) (b)	552,436	6,756,288
MML Mid Cap Value Fund, Initial Class (a)	935,750	9,787,946
MML Money Market Fund, Initial Class (a)	67,158	67,095
MML PIMCO Total Return Fund, Class II (a)	2,245,472	22,230,173
MML Short-Duration Bond Fund, Class II (a)	2,729,666	27,651,513
MML Small Cap Equity Fund, Initial Class (a)	331,325	3,071,719
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	173,810	3,076,817
MML Small Company Value Fund, Class II (a)	367,303	6,354,341
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	104,974	4,235,688
Oppenheimer Global Securities Fund, Non-Service Shares (a)	198,983	6,029,170
Oppenheimer International Growth Fund, Non-Service Shares (a)	3,550,624	6,639,666
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	3,928,258	21,919,682

		298,145,636

TOTAL MUTUAL FUNDS (Cost $269,591,808)		298,145,636

Value

TOTAL LONG-TERM INVESTMENTS (Cost $269,591,808)	$298,145,636

TOTAL INVESTMENTS — 100.1% (Cost $269,591,808) (c)	298,145,636

Other Assets/(Liabilities) — (0.1)%	(197,730)

NET ASSETS — 100.0%	$297,947,906

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	12,108,300	$136,460,540
MML Concentrated Growth Fund, Class I (a)	4,578,616	32,874,465
MML Equity Fund, Initial Class (a)	4,223,305	82,670,103
MML Equity Income Fund, Initial Class (a)	14,053,293	132,663,084
MML Foreign Fund, Initial Class (a)	4,285,940	39,473,505
MML Fundamental Value Fund, Class II (a)	5,376,391	59,570,408
MML Global Fund, Class I (a)	4,644,460	39,292,128
MML High Yield Fund, Class II (a)	2,124,287	21,625,245
MML Inflation-Protected and Income Fund, Initial Class (a)	2,652,102	28,404,009
MML Large Cap Growth Fund, Initial Class (a)	6,025,075	62,962,031
MML Managed Bond Fund, Initial Class (a)	9,241,017	118,296,699
MML Mid Cap Growth Fund, Initial Class (a) (b)	5,459,474	66,769,370
MML Mid Cap Value Fund, Initial Class (a)	6,607,832	69,117,922
MML Money Market Fund, Initial Class (a)	158,873	158,722
MML PIMCO Total Return Fund, Class II (a)	3,920,769	38,815,615
MML Short-Duration Bond Fund, Class II (a)	6,602,842	66,886,790
MML Small Cap Equity Fund, Initial Class (a)	1,476,068	13,684,664
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	2,168,417	38,385,606
MML Small Company Value Fund, Class II (a)	3,213,305	55,590,170
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	954,235	38,503,388
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,269,361	38,461,632
Oppenheimer International Growth Fund, Non-Service Shares (a)	41,402,584	77,422,832
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	6,463,298	36,065,205

		1,294,154,133

TOTAL MUTUAL FUNDS (Cost $1,047,462,138)		1,294,154,133

Value

TOTAL LONG-TERM INVESTMENTS (Cost $1,047,462,138)	$1,294,154,133

TOTAL INVESTMENTS — 100.1% (Cost $1,047,462,138) (c)	1,294,154,133

Other Assets/(Liabilities) — (0.1)%	(690,332)

NET ASSETS — 100.0%	$1,293,463,801

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	7,803,107	$87,941,017
MML Concentrated Growth Fund, Class I (a)	2,678,387	19,230,820
MML Equity Fund, Initial Class (a)	3,103,730	60,754,710
MML Equity Income Fund, Initial Class (a)	9,233,282	87,162,180
MML Foreign Fund, Initial Class (a)	3,429,826	31,588,695
MML Fundamental Value Fund, Class II (a)	3,499,114	38,770,187
MML Global Fund, Class I (a)	2,549,705	21,570,504
MML High Yield Fund, Class II (a)	2,160,608	21,994,989
MML Inflation-Protected and Income Fund, Initial Class (a)	3,023,495	32,381,633
MML Large Cap Growth Fund, Initial Class (a)	3,704,163	38,708,505
MML Managed Bond Fund, Initial Class (a)	12,576,096	160,989,930
MML Mid Cap Growth Fund, Initial Class (a) (b)	3,671,071	44,897,199
MML Mid Cap Value Fund, Initial Class (a)	3,089,803	32,319,343
MML Money Market Fund, Initial Class (a)	137,401	137,270
MML PIMCO Total Return Fund, Class II (a)	4,929,287	48,799,943
MML Short-Duration Bond Fund, Class II (a)	7,314,449	74,095,366
MML Small Cap Equity Fund, Initial Class (a)	1,156,985	10,726,436
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	1,114,821	19,734,713
MML Small Company Value Fund, Class II (a)	1,899,936	32,868,896
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	552,765	22,304,072
Oppenheimer Global Securities Fund, Non-Service Shares (a)	981,811	29,748,888
Oppenheimer International Growth Fund, Non-Service Shares (a)	21,349,832	39,924,187
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	8,700,187	48,547,042

		1,005,196,525

TOTAL MUTUAL FUNDS (Cost $851,201,089)		1,005,196,525

Value

TOTAL LONG-TERM INVESTMENTS (Cost $851,201,089)	$1,005,196,525

TOTAL INVESTMENTS — 100.1% (Cost $851,201,089) (c)	1,005,196,525

Other Assets/(Liabilities) — (0.1)%	(552,647)

NET ASSETS — 100.0%	$1,004,643,878

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Blue Chip Income and Growth Fund, Class 1	9,106,614	$84,236,176
American Funds Bond Fund, Class 1	9,979,826	106,484,743
American Funds Growth-Income Fund, Class 1	2,957,654	101,950,330
American Funds International Fund, Class 1	1,829,175	33,016,608

		325,687,857

TOTAL MUTUAL FUNDS (Cost $268,503,195)		325,687,857

TOTAL LONG-TERM INVESTMENTS (Cost $268,503,195)		325,687,857

TOTAL INVESTMENTS — 100.1% (Cost $268,503,195) (a)		325,687,857

Other Assets/(Liabilities) — (0.1)%		(350,627)

NET ASSETS — 100.0%		$325,337,230

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
American Funds Growth Fund, Class 1	690,382	$37,819,128

TOTAL MUTUAL FUNDS (Cost $28,275,302)		37,819,128

TOTAL LONG-TERM INVESTMENTS (Cost $28,275,302)		37,819,128

TOTAL INVESTMENTS — 100.2% (Cost $28,275,302) (a)		37,819,128

Other Assets/(Liabilities) — (0.2)%		(58,544)

NET ASSETS — 100.0%		$37,760,584

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds International Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
American Funds International Fund, Class 1	1,739,023	$31,389,373

TOTAL MUTUAL FUNDS (Cost $25,039,992)		31,389,373

TOTAL LONG-TERM INVESTMENTS (Cost $25,039,992)		31,389,373

TOTAL INVESTMENTS — 100.2% (Cost $25,039,992) (a)		31,389,373

Other Assets/(Liabilities) — (0.2)%		(52,421)

NET ASSETS — 100.0%		$31,336,952

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 7) (b)	64,509,922	349,520,238

Total investments	64,509,922	349,520,238

Receivables from:
Investments sold	1,631	10,248
Investment adviser (Note 3)	-	-
Fund shares sold	145,454	3,387

Total assets	64,657,007	349,533,873

Liabilities:
Payables for:
Investments purchased	145,454	3,387
Fund shares repurchased	1,350	8,602
Investment advisory fees	587	-
Trustees’ fees and expenses (Note 3)	4,488	23,709
Affiliates (Note 3):
Investment management fees	5,254	29,267
Administration fees	-	-
Service fees	12,923	130,926
Accrued expense and other liabilities	30,304	34,822

Total liabilities	200,360	230,713

Net assets	$64,456,647	$349,303,160

Net assets consist of:
Paid-in capital	$55,942,237	$290,819,538
Undistributed (accumulated) net investment income (loss)	724,566	8,867,102
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,120,446)	2,396,663
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,910,290	47,219,857

Net assets	$64,456,647	$349,303,160

(a) Cost of investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$52,599,632	$302,300,381

The accompanying notes are an integral part of the financial statements.

34

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$325,687,857	$37,819,128	$31,389,373
298,145,636	1,294,154,133	1,005,196,525	-	-	-

298,145,636	1,294,154,133	1,005,196,525	325,687,857	37,819,128	31,389,373

7,237	101,275	161,446	-	977,253	-
-	-	-	18,110	4,982	5,088
535,022	158,238	1,260,288	103,052	176	509,158

298,687,895	1,294,413,646	1,006,618,259	325,809,019	38,801,539	31,903,619

535,023	158,238	1,260,288	97,341	-	508,143
5,786	95,265	156,807	4,202	977,263	873
-	-	-	-	-	-
18,670	89,339	65,098	18,165	1,762	1,668

25,197	108,189	83,637	54,366	4,733	3,789
-	-	-	67,958	7,889	6,316
121,205	450,152	365,196	195,025	21,703	18,308
34,108	48,662	43,355	34,732	27,605	27,570

739,989	949,845	1,974,381	471,789	1,040,955	566,667

$297,947,906	$1,293,463,801	$1,004,643,878	$325,337,230	$37,760,584	$31,336,952

$246,526,936	$1,061,597,657	$837,864,903	$262,459,578	$27,361,714	$24,015,326
8,640,621	21,714,038	21,333,514	5,063,416	118,315	443,752
14,226,521	(36,539,889)	(8,549,975)	629,574	736,729	528,493
28,553,828	246,691,995	153,995,436	57,184,662	9,543,826	6,349,381

$297,947,906	$1,293,463,801	$1,004,643,878	$325,337,230	$37,760,584	$31,336,952

$-	$-	$-	$268,503,195	$28,275,302	$25,039,992
$269,591,808	$1,047,462,138	$851,201,089	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$41,787,455	$130,142,382

Shares outstanding (a)	4,446,137	12,585,449

Net asset value, offering price and redemption price per share	$9.40	$10.34

Service Class shares:
Net assets	$22,669,192	$219,160,778

Shares outstanding (a)	2,423,907	21,271,016

Net asset value, offering price and redemption price per share	$9.35	$10.30

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$101,460,645	$538,363,068	$382,041,079	$-	$-	$-

9,377,763	55,243,700	37,600,113	-	-	-

$10.82	$9.75	$10.16	$-	$-	$-

$196,487,261	$755,100,733	$622,602,799	$-	$-	$-

18,244,034	77,774,529	61,525,619	-	-	-

$10.77	$9.71	$10.12	$-	$-	$-

$-	$-	$-	$325,337,230	$37,760,584	$31,336,952

-	-	-	31,864,035	3,658,981	3,067,128

$-	$-	$-	$10.21	$10.32	$10.22

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$-	$-
Dividends - affiliated issuers (Note 7)	675,349	8,725,895

Total investment income	675,349	8,725,895

Expenses (Note 3):
Investment management fees	52,333	307,470
Custody fees	13,284	13,271
Audit fees	29,078	29,167
Legal fees	1,961	5,174
Proxy fees	969	969
Shareholder reporting fees	4,815	15,763
Trustees’ fees	5,129	29,918

	107,569	401,732
Administration fees:
Service Class I	-	-
Service fees:
Service Class	44,263	458,781
Service Class I	-	-

Total expenses	151,832	860,513
Expenses waived (Note 3):
Initial Class fees waived by advisor	(1,926)	-
Service Class fees waived by advisor	(977)	-
Service Class fees I waived by advisor	-	-

Net expenses	148,929	860,513

Net investment income (loss)	526,420	7,865,382

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers (Note 7)	1,445,245	16,850,075
Realized gain distributions - affiliated issuers (Note 7)	289,482	1,224,372

Net realized gain (loss)	1,734,727	18,074,447

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers	5,932,252	11,762,013

Net change in unrealized appreciation (depreciation)	5,932,252	11,762,013

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,666,979	29,836,460

Net increase (decrease) in net assets resulting from operations	$8,193,399	$37,701,842

The accompanying notes are an integral part of the financial statements.

38

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$7,082,615	$312,810	$619,452
8,492,811	20,575,302	20,503,008	-	-	-

8,492,811	20,575,302	20,503,008	7,082,615	312,810	619,452

261,285	1,135,376	843,626	536,616	41,545	37,518
13,251	13,283	13,265	5,886	1,012	1,012
29,149	29,456	29,350	29,151	29,069	29,069
4,632	15,714	12,107	48,829	4,344	4,073
969	969	969	969	969	969
13,380	51,518	37,512	42,003	6,524	6,316
24,781	110,738	81,005	25,425	2,514	2,346

347,447	1,357,054	1,017,834	688,879	85,977	81,303

-	-	-	670,770	69,242	62,531

417,406	1,608,231	1,230,087	-	-	-
-	-	-	670,770	69,242	62,531

764,853	2,965,285	2,247,921	2,030,419	224,461	206,365

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	(18,110)	(30,583)	(31,279)

764,853	2,965,285	2,247,921	2,012,309	193,878	175,086

7,727,958	17,610,017	18,255,087	5,070,306	118,932	444,366

-	-	-	1,255,534	897,169	654,261
16,652,106	45,861,133	34,013,237	-	-	-
1,097,051	5,652,054	4,003,695	-	-	-

17,749,157	51,513,187	38,016,932	1,255,534	897,169	654,261

-	-	-	19,550,727	4,417,905	1,113,355
4,787,264	90,642,751	54,418,518	-	-	-

4,787,264	90,642,751	54,418,518	19,550,727	4,417,905	1,113,355

22,536,421	142,155,938	92,435,450	20,806,261	5,315,074	1,767,616

$30,264,379	$159,765,955	$110,690,537	$25,876,567	$5,434,006	$2,211,982

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$526,420	$491,336
Net realized gain (loss) on investment transactions	1,734,727	(4,997,125)
Net change in unrealized appreciation (depreciation) on investments	5,932,252	16,773,725

Net increase (decrease) in net assets resulting from operations	8,193,399	12,267,936

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(387,367)	(73,956)
Service Class	(182,480)	(27,035)

Total distributions from net investment income	(569,847)	(100,991)

From net realized gains:
Initial Class	-	(93,482)
Service Class	-	(35,493)

Total distributions from net realized gains	-	(128,975)

Net fund share transactions (Note 5):
Initial Class	2,805,957	1,024,449
Service Class	5,030,076	7,504,641

Increase (decrease) in net assets from fund share transactions	7,836,033	8,529,090

Total increase (decrease) in net assets	15,459,585	20,567,060
Net assets
Beginning of year	48,997,062	28,430,002

End of year	$64,456,647	$48,997,062

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$724,566	$567,545

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Conservative Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$7,865,382	$3,688,932	$7,727,958	$3,251,721	$17,610,017	$11,446,844
18,074,447	(12,393,899)	17,749,157	(1,183,186)	51,513,187	(77,544,556)
11,762,013	57,697,293	4,787,264	32,142,579	90,642,751	289,878,914

37,701,842	48,992,326	30,264,379	34,211,114	159,765,955	223,781,202

(1,767,853)	(651,524)	(1,404,894)	(440,055)	(5,749,187)	(1,572,165)
(2,405,318)	(778,602)	(2,292,849)	(585,099)	(6,722,526)	(1,654,924)

(4,173,171)	(1,430,126)	(3,697,743)	(1,025,154)	(12,471,713)	(3,227,089)

-	(94,907)	-	(60,928)	-	(546,541)
-	(115,508)	-	(82,478)	-	(593,326)

-	(210,415)	-	(143,406)	-	(1,139,867)

(4,294,838)	11,054,596	8,104,290	16,592,868	4,415,589	11,674,517
37,830,043	85,964,149	35,919,045	86,452,720	112,068,154	259,601,068

33,535,205	97,018,745	44,023,335	103,045,588	116,483,743	271,275,585

67,063,876	144,370,530	70,589,971	136,088,142	263,777,985	490,689,831

282,239,284	137,868,754	227,357,935	91,269,793	1,029,685,816	538,995,985

$349,303,160	$282,239,284	$297,947,906	$227,357,935	$1,293,463,801	$1,029,685,816

$8,867,102	$4,162,389	$8,640,621	$3,690,114	$21,714,038	$12,430,188

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Moderate Allocation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$18,255,087	$9,470,167
Net realized gain (loss) on investment transactions	38,016,932	(37,606,218)
Net change in unrealized appreciation (depreciation) on investments	54,418,518	171,532,071

Net increase (decrease) in net assets resulting from operations	110,690,537	143,396,020

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(4,728,753)	(1,734,059)
Service Class	(6,181,945)	(1,905,319)
Service Class I	-	-

Total distributions from net investment income	(10,910,698)	(3,639,378)

From net realized gains:
Initial Class	-	(310,541)
Service Class	-	(348,797)
Service Class I	-	-

Total distributions from net realized gains	-	(659,338)

Net fund share transactions (Note 5):
Initial Class	9,837,225	15,015,228
Service Class	160,190,490	182,266,054
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	170,027,715	197,281,282

Total increase (decrease) in net assets	269,807,554	336,378,586
Net assets
Beginning of year	734,836,324	398,457,738

End of year	$1,004,643,878	$734,836,324

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$21,333,514	$10,880,970

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Core Allocation Fund		MML American Funds Growth Fund		MML American Funds International Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$5,070,306	$3,730,659	$118,932	$56,180	$444,366	$211,195
1,255,534	1,470,818	897,169	51,156	654,261	309,253
19,550,727	38,813,208	4,417,905	5,241,052	1,113,355	5,199,420

25,876,567	44,014,685	5,434,006	5,348,388	2,211,982	5,719,868

-	-	-	-	-	-
-	-	-	-	-	-
(3,737,015)	(1,842,885)	(56,747)	(63,512)	(211,760)	(140,703)

(3,737,015)	(1,842,885)	(56,747)	(63,512)	(211,760)	(140,703)

-	-	-	-	-	-
-	-	-	-	-	-
(2,035,695)	-	(148,992)	-	(361,073)	-

(2,035,695)	-	(148,992)	-	(361,073)	-

-	-	-	-	-	-
-	-	-	-	-	-
74,225,408	120,962,490	10,401,961	10,765,687	8,390,278	9,318,714

74,225,408	120,962,490	10,401,961	10,765,687	8,390,278	9,318,714

94,329,265	163,134,290	15,630,228	16,050,563	10,029,427	14,897,879

231,007,965	67,873,675	22,130,356	6,079,793	21,307,525	6,409,646

$325,337,230	$231,007,965	$37,760,584	$22,130,356	$31,336,952	$21,307,525

$5,063,416	$3,730,139	$118,315	$56,130	$443,752	$211,146

43

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Aggressive Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07 ++
Net asset value, beginning of period	$8.20	$6.15	$9.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.09	0.04		0.06
Net realized and unrealized gain (loss) on investments	1.21	2.00	(3.88)		0.16

Total income (loss) from investment operations	1.30	2.09	(3.84)		0.22

Less distributions to shareholders:
From net investment income	(0.10)	(0.02)	-		(0.23)
From net realized gains	-	(0.02)	(0.00	) †	-

Total distributions	(0.10)	(0.04)	(0.00	) †	(0.23)

Net asset value, end of period	$9.40	$8.20	$6.15		$9.99

Total Return ^^	16.05%	34.04%	(38.43%	)	2.15%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$41,787	$33,931	$24,477		$153
Ratio of expenses to average daily net assets: !
Before expense waiver	0.21%	0.24%	0.40%		61.22%	*
After expense waiver	0.20% #	0.20% #	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	1.08%	1.34%	0.46%		1.85%	*
Portfolio turnover rate !!	42%	38%	18%		0%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.16	$6.14	$8.98

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	1.20	1.98	(2.83)

Total income (loss) from investment operations	1.27	2.06	(2.84)

Less distributions to shareholders:
From net investment income	(0.08)	(0.02)	-
From net realized gains	-	(0.02)	(0.00	) †

Total distributions	(0.08)	(0.04)	(0.00	) †

Net asset value, end of period	$9.35	$8.16	$6.14

Total Return ^^	15.83%	33.60%	(31.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22,669	$15,066	$3,953
Ratio of expenses to average daily net assets: !
Before expense waiver	0.46%	0.49%	0.63%	*
After expense waiver	0.45% #	0.45% #	0.45%	*#
Net investment income (loss) to average daily net assets	0.86%	1.11%	(0.27%	) *
Portfolio turnover rate !!	42%	38%	18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Balanced Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07 ++
Net asset value, beginning of period	$9.31	$7.59	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.26	0.15	0.21		0.11
Net realized and unrealized gain (loss) on investments	0.91	1.63	(2.70)		0.19

Total income (loss) from investment operations	1.17	1.78	(2.49)		0.30

Less distributions to shareholders:
From net investment income	(0.14)	(0.05)	-		(0.22)
From net realized gains	-	(0.01)	(0.00	) †	-

Total distributions	(0.14)	(0.06)	(0.00	) †	(0.22)

Net asset value, end of period	$10.34	$9.31	$7.59		$10.08

Total Return ^^	12.73%	23.50%	(24.70%	)	2.96%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$130,142	$120,940	$88,583		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.13%	0.14%	0.20%		61.68%	*
After expense waiver	N/A	N/A	0.20%	##	0.20%	*#
Net investment income (loss) to average daily net assets	2.71%	1.83%	2.43%		3.23%	*
Portfolio turnover rate !!	39%	42%	21%		0%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.28	$7.59	$9.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.14	0.02
Net realized and unrealized gain (loss) on investments	0.91	1.61	(2.03)

Total income (loss) from investment operations	1.15	1.75	(2.01)

Less distributions to shareholders:
From net investment income	(0.13)	(0.05)	-
From net realized gains	-	(0.01)	(0.00	) †

Total distributions	(0.13)	(0.06)	(0.00	) †

Net asset value, end of period	$10.30	$9.28	$7.59

Total Return ^^	12.49%	23.09%	(20.94%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$219,161	$161,300	$49,286
Ratio of expenses to average daily net assets: !
Before expense waiver	0.38%	0.39%	0.47%	*
After expense waiver	N/A	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	2.46%	1.65%	0.87%	*
Portfolio turnover rate !!	39%	42%	21%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Conservative Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07 ++
Net asset value, beginning of period	$9.81	$8.15	$10.11		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.32	0.19	0.28		0.13
Net realized and unrealized gain (loss) on investments	0.84	1.53	(2.24)		0.18

Total income (loss) from investment operations	1.16	1.72	(1.96)		0.31

Less distributions to shareholders:
From net investment income	(0.15)	(0.05)	(0.00	) †	(0.20)
From net realized gains	-	(0.01)	(0.00	) †	-

Total distributions	(0.15)	(0.06)	(0.00	) †	(0.20)

Net asset value, end of period	$10.82	$9.81	$8.15		$10.11

Total Return ^^	11.91%	21.15%	(19.38%	)	3.09%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101,461	$83,810	$52,819		$155
Ratio of expenses to average daily net assets: !
Before expense waiver	0.13%	0.15%	0.27%		61.88%	*
After expense waiver	N/A	N/A	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	3.12%	2.11%	3.06%		3.81%	*
Portfolio turnover rate !!	44%	47%	37%		0%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.78	$8.14	$9.79

Income (loss) from investment operations:
Net investment income (loss) ***	0.29	0.18	0.05
Net realized and unrealized gain (loss) on investments	0.83	1.52	(1.70)

Total income (loss) from investment operations	1.12	1.70	(1.65)

Less distributions to shareholders:
From net investment income	(0.13)	(0.05)	(0.00	) †
From net realized gains	-	(0.01)	(0.00	) †

Total distributions	(0.13)	(0.06)	(0.00	) †

Net asset value, end of period	$10.77	$9.78	$8.14

Total Return ^^	11.59%	20.91%	(16.85%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$196,487	$143,548	$38,451
Ratio of expenses to average daily net assets: !
Before expense waiver	0.38%	0.40%	0.49%	*
After expense waiver	N/A	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	2.87%	1.96%	1.62%	*
Portfolio turnover rate !!	44%	47%	37%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07 ++
Net asset value, beginning of period	$8.59	$6.66	$10.02		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.12	0.10		0.08
Net realized and unrealized gain (loss) on investments	1.11	1.85	(3.46)		0.17

Total income (loss) from investment operations	1.26	1.97	(3.36)		0.25

Less distributions to shareholders:
From net investment income	(0.10)	(0.03)	-		(0.23)
From net realized gains	-	(0.01)	(0.00	) †	-

Total distributions	(0.10)	(0.04)	(0.00	) †	(0.23)

Net asset value, end of period	$9.75	$8.59	$6.66		$10.02

Total Return ^^	14.92%	29.61%	(33.53%	)	2.45%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$538,363	$470,601	$354,595		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.12%	0.12%	0.13%		61.40%	*
After expense waiver	N/A	N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	1.68%	1.57%	1.24%		2.44%	*
Portfolio turnover rate !!	32%	40%	14%		0%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.57	$6.66	$9.20

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.10	1.85	(2.55)

Total income (loss) from investment operations	1.23	1.95	(2.54)

Less distributions to shareholders:
From net investment income	(0.09)	(0.03)	-
From net realized gains	-	(0.01)	(0.00	) †

Total distributions	(0.09)	(0.04)	(0.00	) †

Net asset value, end of period	$9.71	$8.57	$6.66

Total Return ^^	14.54%	29.29%	(27.61%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$755,101	$559,084	$184,401
Ratio of expenses to average daily net assets !	0.37%	0.37%	0.39%	*
Net investment income (loss) to average daily net assets	1.45%	1.34%	0.24%	*
Portfolio turnover rate !!	32%	40%	14%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Moderate Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07 ++
Net asset value, beginning of period	$9.08	$7.26	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.22	0.14	0.18		0.11
Net realized and unrealized gain (loss) on investments	0.99	1.74	(2.96)		0.15

Total income (loss) from investment operations	1.21	1.88	(2.78)		0.26

Less distributions to shareholders:
From net investment income	(0.13)	(0.05)	-		(0.22)
From net realized gains	-	(0.01)	(0.00	) †	-

Total distributions	(0.13)	(0.06)	(0.00	) †	(0.22)

Net asset value, end of period	$10.16	$9.08	$7.26		$10.04

Total Return ^^	13.48%	25.90%	(27.69%	)	2.63%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$382,041	$331,628	$251,682		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.12%	0.13%	0.14%		61.59%	*
After expense waiver	N/A	N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	2.30%	1.77%	2.09%		3.05%	*
Portfolio turnover rate !!	31%	39%	18%		0%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.05	$7.26	$9.44

Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.12	0.02
Net realized and unrealized gain (loss) on investments	0.99	1.73	(2.20)

Total income (loss) from investment operations	1.18	1.85	(2.18)

Less distributions to shareholders:
From net investment income	(0.11)	(0.05)	-
From net realized gains	-	(0.01)	(0.00	) †

Total distributions	(0.11)	(0.06)	(0.00	) †

Net asset value, end of period	$10.12	$9.05	$7.26

Total Return ^^	13.24%	25.48%	(23.09%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$622,603	$403,209	$146,775
Ratio of expenses to average daily net assets !	0.37%	0.38%	0.39%	*
Net investment income (loss) to average daily net assets	2.07%	1.54%	0.86%	*
Portfolio turnover rate !!	31%	39%	18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an arrangement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +
Net asset value, beginning of period	$9.56	$7.75	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.20	0.72
Net realized and unrealized gain (loss) on investments	0.67	1.69	(2.97)

Total income (loss) from investment operations	0.85	1.89	(2.25)

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	-
From net realized gains	(0.07)	-	-

Total distributions	(0.20)	(0.08)	-

Net asset value, end of period	$10.21	$9.56	$7.75

Total Return ^^	9.17%	24.52%	(22.50%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$325,337	$231,008	$67,874
Ratio of expenses to average daily net assets: !
Before expense waiver	0.76%	0.77%	1.85%	*
After expense waiver	0.75% #	0.75% #	0.75%	*#
Net investment income (loss) to average daily net assets	1.89%	2.31%	25.06%	*
Portfolio turnover rate !!	3%	10%	1%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Growth Fund

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +
Net asset value, beginning of period	$8.80	$6.36	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.03	0.22
Net realized and unrealized gain (loss) on investments	1.55	2.44	(3.86)

Total income (loss) from investment operations	1.59	2.47	(3.64)

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.05)	(0.03)	-

Total distributions	(0.07)	(0.03)	-

Net asset value, end of period	$10.32	$8.80	$6.36

Total Return ^^	18.16%	38.86%	(36.40%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$37,761	$22,130	$6,080
Ratio of expenses to average daily net assets: !
Before expense waiver	0.81%	0.90%	13.92%	*
After expense waiver	0.70% #	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	0.43%	0.39%	9.23%	*
Portfolio turnover rate !!	10%	9%	5%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
!	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds International Fund

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +
Net asset value, beginning of period	$9.79	$6.92	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.12	0.51
Net realized and unrealized gain (loss) on investments	0.47	2.82	(3.59)

Total income (loss) from investment operations	0.64	2.94	(3.08)

Less distributions to shareholders:
From net investment income	(0.08)
From net realized gains	(0.13)	(0.07)	-

Total distributions	(0.21)	(0.07)	-

Net asset value, end of period	$10.22	$9.79	$6.92

Total Return ^^	6.82%	42.63%	(30.80%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,337	$21,308	$6,410
Ratio of expenses to average daily net assets: !
Before expense waiver	0.83%	0.91%	13.59%	*
After expense waiver	0.70% #	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	1.78%	1.48%	19.94%	*
Portfolio turnover rate !!	9%	12%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
!	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Aggressive Allocation Fund (“Aggressive Allocation Fund”), MML Balanced Allocation Fund (“Balanced Allocation Fund”), MML Conservative Allocation Fund (“Conservative Allocation Fund”), MML Growth Allocation Fund (“Growth Allocation Fund”), MML Moderate Allocation Fund (“Moderate Allocation Fund”), MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”), MML American Funds® Growth Fund (“American Funds Growth Fund”), and MML American Funds® International Fund (“American Funds International Fund”).

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II, Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual, and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company. American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2010, the American Funds Growth Fund and American Funds International Fund owned 0.13% and 0.31% of the Growth and International Master Funds, respectively.

Each Fund, other than the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, offers the following two classes of shares: Initial Class and Service Class shares. The American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund offer one class of shares: Service Class I shares. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally

52

Notes to Financial Statements (Continued)

accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

53

Notes to Financial Statements (Continued)

assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

All Funds characterized all long-term investments at Level 1, as of December 31, 2010. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each.

54

Notes to Financial Statements (Continued)

Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Aggressive Allocation Fund	0.10%	Moderate Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%
Conservative Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Growth Allocation Fund	0.10%	American Funds International Fund	0.15%

55

Notes to Financial Statements (Continued)

Administration Fees

For the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Core Allocation Fund	0.25%
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, Master Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Aggressive Allocation Fund*		Moderate Allocation Fund**
Initial Class	0.20%	Initial Class	0.20%
Service Class	0.45%	Service Class	0.45%
Balanced Allocation Fund**		American Funds Core Allocation Fund*
Initial Class	0.20%	Service Class I	0.75%
Service Class	0.45%	American Funds Growth Fund*
Conservative Allocation Fund**		Service Class I	0.70%
Initial Class	0.20%	American Funds International Fund*
Service Class	0.45%	Service Class I	0.70%
Growth Allocation Fund**
Initial Class	0.20%
Service Class	0.45%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense cap in effect through May 2, 2011.
**	Expense cap in effect through May 2, 2010.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

56

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Aggressive Allocation Fund	$-	$29,755,029	$-	$21,657,507
Balanced Allocation Fund	-	159,365,660	-	120,857,674
Conservative Allocation Fund	-	163,257,927	-	114,050,526
Growth Allocation Fund	-	488,920,257	-	361,457,262
Moderate Allocation Fund	-	444,786,372	-	263,226,711
American Funds Core Allocation Fund	-	81,114,175	-	7,495,391
American Funds Growth Fund	-	12,992,971	-	2,662,548
American Funds International Fund	-	10,392,146	-	2,120,658

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	859,130	$7,497,970	507,428	$3,537,373
Issued as reinvestment of dividends	49,472	387,367	22,177	167,438
Redeemed	(602,156)	(5,079,380)	(368,978)	(2,680,362)

Net increase (decrease)	306,446	$2,805,957	160,627	$1,024,449

Aggressive Allocation Fund Service Class
Sold	854,757	$7,278,925	1,308,234	$8,168,607
Issued as reinvestment of dividends	23,425	182,480	8,304	62,527
Redeemed	(299,563)	(2,431,329)	(114,862)	(726,493)

Net increase (decrease)	578,619	$5,030,076	1,201,676	$7,504,641

Balanced Allocation Fund Initial Class
Sold	2,258,139	$21,604,154	2,755,854	$22,826,549
Issued as reinvestment of dividends	189,684	1,767,853	85,015	746,431
Redeemed	(2,857,408)	(27,666,845)	(1,520,617)	(12,518,384)

Net increase (decrease)	(409,585)	$(4,294,838)	1,320,252	$11,054,596

Balanced Allocation Fund Service Class
Sold	5,594,036	$54,243,658	11,491,581	$91,151,113
Issued as reinvestment of dividends	258,636	2,405,318	102,067	894,111
Redeemed	(1,958,928)	(18,818,933)	(713,174)	(6,081,075)

Net increase (decrease)	3,893,744	$37,830,043	10,880,474	$85,964,149

57

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	3,159,189	$32,003,547	4,068,117	$34,653,159
Issued as reinvestment of dividends	141,195	1,404,894	53,869	500,983
Redeemed	(2,462,426)	(25,304,151)	(2,065,952)	(18,561,274)

Net increase (decrease)	837,958	$8,104,290	2,056,034	$16,592,868

Conservative Allocation Fund Service Class
Sold	6,089,128	$61,753,280	11,176,989	$97,578,744
Issued as reinvestment of dividends	231,134	2,292,849	71,937	667,577
Redeemed	(2,751,385)	(28,127,084)	(1,298,330)	(11,793,601)

Net increase (decrease)	3,568,877	$35,919,045	9,950,596	$86,452,720

Growth Allocation Fund Initial Class
Sold	4,146,533	$37,142,450	5,369,261	$39,792,900
Issued as reinvestment of dividends	687,702	5,749,187	265,170	2,118,708
Redeemed	(4,347,560)	(38,476,048)	(4,134,189)	(30,237,091)

Net increase (decrease)	486,675	$4,415,589	1,500,242	$11,674,517

Growth Allocation Fund Service Class
Sold	14,092,974	$126,073,741	39,214,962	$272,922,097
Issued as reinvestment of dividends	806,058	6,722,526	281,735	2,248,248
Redeemed	(2,358,135)	(20,728,113)	(1,967,542)	(15,569,277)

Net increase (decrease)	12,540,897	$112,068,154	37,529,155	$259,601,068

Moderate Allocation Fund Initial Class
Sold	4,591,611	$43,175,094	4,921,477	$38,992,944
Issued as reinvestment of dividends	526,587	4,728,753	240,258	2,044,599
Redeemed	(4,050,713)	(38,066,622)	(3,292,868)	(26,022,315)

Net increase (decrease)	1,067,485	$9,837,225	1,868,867	$15,015,228

Moderate Allocation Fund Service Class
Sold	17,750,127	$167,787,253	26,769,575	$202,976,229
Issued as reinvestment of dividends	690,720	6,181,945	265,502	2,254,116
Redeemed	(1,466,561)	(13,778,708)	(2,710,904)	(22,964,291)

Net increase (decrease)	16,974,286	$160,190,490	24,324,173	$182,266,054

American Funds Core Allocation Fund Service Class I
Sold	8,363,908	$81,109,567	16,641,191	$131,873,715
Issued as reinvestment of dividends	626,787	5,772,710	206,139	1,842,885
Redeemed	(1,288,220)	(12,656,869)	(1,446,034)	(12,754,110)

Net increase (decrease)	7,702,475	$74,225,408	15,401,296	$120,962,490

American Funds Growth Fund Service Class I
Sold	1,547,098	$14,219,777	1,822,448	$12,797,555
Issued as reinvestment of dividends	24,205	205,739	7,949	63,512
Redeemed	(428,395)	(4,023,555)	(270,438)	(2,095,380)

Net increase (decrease)	1,142,908	$10,401,961	1,559,959	$10,765,687

American Funds International Fund Service Class I
Sold	1,193,527	$11,337,503	1,483,639	$11,380,441
Issued as reinvestment of dividends	64,508	572,833	15,721	140,703
Redeemed	(367,611)	(3,520,058)	(248,657)	(2,202,430)

Net increase (decrease)	890,424	$8,390,278	1,250,703	$9,318,714

58

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$54,246,270	$10,269,388	$(5,736)	$10,263,652
Balanced Allocation Fund	306,398,679	43,487,361	(365,802)	43,121,559
Conservative Allocation Fund	271,399,318	27,142,236	(395,918)	26,746,318
Growth Allocation Fund	1,061,798,177	232,822,952	(466,996)	232,355,956
Moderate Allocation Fund	860,588,712	145,452,967	(845,154)	144,607,813
American Funds Core Allocation Fund	269,128,540	56,559,317	-	56,559,317
American Funds Growth Fund	28,415,492	9,403,636	-	9,403,636
American Funds International Fund	25,157,729	6,231,644	-	6,231,644

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

Expiring 2017
Aggressive Allocation Fund	$2,473,808
Growth Allocation Fund	22,203,850

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Aggressive Allocation Fund	$569,847	$-	$-
Balanced Allocation Fund	4,173,171	-	-
Conservative Allocation Fund	3,697,743	-	-
Growth Allocation Fund	12,471,713	-	-
Moderate Allocation Fund	10,910,698	-	-
American Funds Core Allocation Fund	5,366,103	406,607	-
American Funds Growth Fund	94,245	111,494	-
American Funds International Fund	306,729	266,104	-

59

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Aggressive Allocation Fund	$118,245	$111,721	$-
Balanced Allocation Fund	1,435,833	204,708	-
Conservative Allocation Fund	1,052,280	116,280	-
Growth Allocation Fund	3,236,265	1,130,691	-
Moderate Allocation Fund	3,695,558	603,158	-
American Funds Core Allocation Fund	1,842,885	-	-
American Funds Growth Fund	63,512	-	-
American Funds International Fund	140,703	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$728,639	$(2,473,808)	$(4,073)	$10,263,652
Balanced Allocation Fund	8,922,393	6,460,940	(21,270)	43,121,559
Conservative Allocation Fund	12,804,755	11,886,380	(16,483)	26,746,318
Growth Allocation Fund	21,794,435	(22,203,850)	(80,397)	232,355,956
Moderate Allocation Fund	21,391,737	837,648	(58,223)	144,607,813
American Funds Core Allocation Fund	5,079,333	1,254,919	(15,917)	56,559,317
American Funds Growth Fund	119,836	876,919	(1,521)	9,403,636
American Funds International Fund	445,207	646,231	(1,455)	6,231,643

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Aggressive Allocation Fund	$-	$(200,448)	$200,448
Balanced Allocation Fund	-	(1,012,502)	1,012,502
Conservative Allocation Fund	-	(920,292)	920,292
Growth Allocation Fund	-	(4,145,546)	4,145,546
Moderate Allocation Fund	-	(3,108,155)	3,108,155
American Funds Core Allocation Fund	-	14	(14)

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax

60

Notes to Financial Statements (Continued)

benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2010, was as follows:

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	364,545	382,021	87,330	659,236	$7,429,588	$5,392	$-	$(7,438)
MML Concentrated Growth Fund, Class I	322,662	86,596	148,733	260,525	1,870,566	6,074	-	(432,342)
MML Equity Fund, Initial Class	219,709	62,506	58,246	223,969	4,384,126	68,467	-	(277,841)
MML Equity Income Fund, Initial Class	523,006	379,279	184,912	717,373	6,771,998	108,065	-	(233,617)
MML Foreign Fund, Initial Class	160,993	137,465	20,805	277,653	2,557,184	35,989	-	24,281
MML Fundamental Value Fund, Class II	-	367,378	3,917	363,461	4,027,145	18,662	9,285	1,656
MML Global Fund, Class I	262,400	67,882	31,636	298,646	2,526,548	12,920	-	47,671
MML High Yield Fund, Class II	-	62,365	3,486	58,879	599,391	19,344	-	1,704
MML Income & Growth Fund, Initial Class	751,028	19,763	770,791	-	-	-	-	760,060
MML Inflation-Protected and Income Fund, Initial Class	93,347	94,933	66,057	122,223	1,309,008	26,734	-	60,858
MML Large Cap Growth Fund, Initial Class	-	369,288	3,386	365,902	3,823,675	2,966	-	(18)
MML Managed Bond Fund, Initial Class	192,054	70,275	139,448	122,881	1,573,036	73,332	13,672	96,728
MML Mid Cap Growth Fund, Initial Class	360,350	73,241	50,655	382,936	4,683,306	-	-	22,535
MML Mid Cap Value Fund, Initial Class	341,400	76,044	38,481	378,963	3,963,955	50,011	-	15,810
MML PIMCO Total Return Fund, Class II	-	177,055	689	176,366	1,746,027	2,767	4,596	7
MML Short-Duration Bond Fund, Class II	-	173,864	4,239	169,625	1,718,298	19,195	-	532
MML Small Cap Equity Fund, Initial Class	192,747	31,323	154,740	69,330	642,761	4,008	-	403,151
MML Small Cap Growth Equity Fund, Initial Class	169,888	37,038	66,711	140,215	2,482,112	-	-	58,358
MML Small Company Value Fund, Class II	184,956	49,191	43,967	190,180	3,290,121	24,758	261,929	205,242
Oppenheimer Capital Appreciation Fund, Non-Service Shares	82,052	36,125	70,443	47,734	1,926,071	5,214	-	557,832
Oppenheimer Global Securities Fund, Non-Service Shares	55,388	12,914	6,726	61,576	1,865,752	21,106	-	51,900
Oppenheimer International Growth Fund, Non-Service Shares	2,031,270	584,028	273,169	2,342,129	4,379,782	41,942	-	28,766
Oppenheimer Global Strategic Income Fund, Non-Service Shares	276,105	93,951	201,692	168,364	939,472	128,403	-	59,410

					$64,509,922	$675,349	$289,482	$1,445,245

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,209,335	1,162,779	92,702	2,279,412	$25,688,975	$17,320	$-	$346,494
MML Concentrated Growth Fund, Class I	936,488	114,462	368,574	682,376	4,899,461	18,805	-	326,337
MML Equity Fund, Initial Class	797,742	196,361	235,398	758,705	14,851,454	231,944	-	916,998
MML Equity Income Fund, Initial Class	2,025,761	1,121,934	327,005	2,820,690	26,627,311	389,966	-	496,994
MML Foreign Fund, Initial Class	311,525	527,133	38,718	799,940	7,367,448	106,606	-	53,905
MML Fundamental Value Fund, Class II	-	1,323,637	29,946	1,293,691	14,334,097	66,423	33,048	17,525
MML Global Fund, Class I	761,738	166,734	69,556	858,916	7,266,425	38,185	-	120,468
MML High Yield Fund, Class II	-	881,648	12,893	868,755	8,843,929	389,359	-	7,697
MML Income & Growth Fund, Initial Class	2,544,618	41,801	2,586,419	-	-	-	-	3,004,704
MML Inflation-Protected and Income Fund, Initial Class	2,166,049	302,498	1,141,941	1,326,606	14,207,951	606,572	-	1,448,538
MML Large Cap Growth Fund, Initial Class	-	1,089,078	25,055	1,064,023	11,119,039	8,735	-	5,905

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund (Continued)
MML Managed Bond Fund, Initial Class	6,671,754	1,385,830	2,477,214	5,580,370	$71,435,794	$2,859,733	$430,322	$1,976,268
MML Mid Cap Growth Fund, Initial Class	897,696	146,324	76,067	967,953	11,838,063	-	-	18,462
MML Mid Cap Value Fund, Initial Class	991,321	179,272	83,495	1,087,098	11,371,046	147,038	-	25,672
MML Money Market Fund, Initial Class	50,667	17	-	50,684	50,636	17	-	-
MML PIMCO Total Return Fund, Class II	-	2,179,810	33,711	2,146,099	21,246,383	85,493	141,952	2,581
MML Short-Duration Bond Fund, Class II	-	3,063,391	127,251	2,936,140	29,743,093	401,873	-	24,118
MML Small Cap Equity Fund, Initial Class	1,121,137	148,998	863,638	406,497	3,768,648	24,065	-	2,162,653
MML Small Cap Growth Equity Fund, Initial Class	395,255	113,520	94,073	414,702	7,341,102	-	-	424,983
MML Small Company Value Fund, Class II	538,107	98,875	190,930	446,052	7,716,700	58,455	619,050	936,362
Oppenheimer Capital Appreciation Fund, Non-Service Shares	238,296	95,579	163,056	170,819	6,892,552	15,382	-	1,753,175
Oppenheimer Global Securities Fund, Non-Service Shares	321,620	63,608	43,922	341,306	10,341,559	124,415	-	359,063
Oppenheimer International Growth Fund, Non-Service Shares	5,055,280	1,424,931	920,366	5,559,845	10,396,910	105,991	-	637,942
Oppenheimer Global Strategic Income Fund, Non-Service Shares	6,406,610	1,448,906	3,882,100	3,973,416	22,171,662	3,029,518	-	1,783,231

					$349,520,238	$8,725,895	$1,224,372	$16,850,075

Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	731,733	967,684	130,929	1,568,488	$17,676,861	$12,582	$-	$591,414
MML Concentrated Growth Fund, Class I	755,187	154,029	436,915	472,301	3,391,121	14,343	-	514,356
MML Equity Fund, Initial Class	515,200	183,290	232,697	465,793	9,117,770	155,814	-	1,092,227
MML Equity Income Fund, Initial Class	1,363,103	1,094,300	340,622	2,116,781	19,982,408	302,983	-	796,777
MML Foreign Fund, Initial Class	251,327	479,543	58,573	672,297	6,191,852	93,165	-	86,102
MML Fundamental Value Fund, Class II	-	923,648	23,347	900,301	9,975,338	46,225	22,998	20,805
MML Global Fund, Class I	614,680	226,903	84,988	756,595	6,400,794	35,000	-	164,987
MML High Yield Fund, Class II	-	933,155	52,985	880,170	8,960,129	399,681	-	31,040
MML Income & Growth Fund, Initial Class	1,760,353	79,925	1,840,278	-	-	-	-	2,158,654
MML Inflation-Protected and Income Fund, Initial Class	2,183,672	414,793	1,242,169	1,356,296	14,525,932	628,667	-	1,459,893
MML Large Cap Growth Fund, Initial Class	-	825,688	59,752	765,936	8,004,031	6,701	-	17,671
MML Managed Bond Fund, Initial Class	6,277,928	2,158,265	2,491,522	5,944,671	76,099,302	2,928,201	407,153	2,220,556
MML Mid Cap Growth Fund, Initial Class	483,092	138,098	68,754	552,436	6,756,288	-	-	324,144
MML Mid Cap Value Fund, Initial Class	800,250	243,153	107,653	935,750	9,787,946	131,380	-	242,810
MML Money Market Fund, Initial Class	67,136	22	-	67,158	67,095	22	-	-
MML PIMCO Total Return Fund, Class II	-	2,350,474	105,002	2,245,472	22,230,173	92,438	153,482	9,125
MML Short-Duration Bond Fund, Class II	-	2,891,419	161,753	2,729,666	27,651,513	386,104	-	31,766
MML Small Cap Equity Fund, Initial Class	603,478	113,232	385,385	331,325	3,071,719	20,857	-	1,350,406
MML Small Cap Growth Equity Fund, Initial Class	319,099	69,053	214,342	173,810	3,076,817	-	-	955,550
MML Small Company Value Fund, Class II	289,773	146,594	69,064	367,303	6,354,341	48,656	513,418	300,847
Oppenheimer Capital Appreciation Fund, Non-Service Shares	128,193	78,849	102,068	104,974	4,235,688	8,363	-	650,462
Oppenheimer Global Securities Fund, Non-Service Shares	173,029	57,000	31,046	198,983	6,029,170	67,440	-	328,393
Oppenheimer International Growth Fund, Non-Service Shares	2,719,930	1,468,631	637,937	3,550,624	6,639,666	57,457	-	446,475
Oppenheimer Global Strategic Income Fund, Non-Service Shares	6,456,684	1,676,231	4,204,657	3,928,258	21,919,682	3,056,732	-	2,857,646

					$298,145,636	$8,492,811	$1,097,051	$16,652,106

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	6,587,287	5,629,876	108,863	12,108,300	$136,460,540	$93,441	$-	$300,088
MML Concentrated Growth Fund, Class I	5,101,520	676,397	1,199,301	4,578,616	32,874,465	125,528	-	(2,296,374)
MML Equity Fund, Initial Class	4,053,802	640,673	471,170	4,223,305	82,670,103	1,491,041	-	(1,215,913)
MML Equity Income Fund, Initial Class	9,803,903	5,140,917	891,527	14,053,293	132,663,084	1,931,411	-	(597,572)
MML Foreign Fund, Initial Class	2,262,522	2,094,156	70,738	4,285,940	39,473,505	581,337	-	76,144
MML Fundamental Value Fund, Class II	-	5,419,910	43,519	5,376,391	59,570,408	276,045	137,342	19,331
MML Global Fund, Class I	4,149,203	606,107	110,850	4,644,460	39,292,128	210,478	-	165,234
MML High Yield Fund, Class II	-	2,201,801	77,514	2,124,287	21,625,245	966,074	-	35,978
MML Income & Growth Fund, Initial Class	13,197,032	244,314	13,441,346	-	-	-	-	14,020,659
MML Inflation-Protected and Income Fund, Initial Class	3,934,339	545,453	1,827,690	2,652,102	28,404,009	1,160,973	-	2,911,522
MML Large Cap Growth Fund, Initial Class	-	6,068,429	43,354	6,025,075	62,962,031	50,701	-	4,535
MML Managed Bond Fund, Initial Class	12,907,605	2,656,623	6,323,211	9,241,017	118,296,699	5,166,069	873,383	4,876,357
MML Mid Cap Growth Fund, Initial Class	5,429,783	587,030	557,339	5,459,474	66,769,370	-	-	761,533
MML Mid Cap Value Fund, Initial Class	5,999,531	754,128	145,827	6,607,832	69,117,922	912,085	-	69,192
MML Money Market Fund, Initial Class	158,820	53	-	158,873	158,722	53	-	-
MML PIMCO Total Return Fund, Class II	-	3,931,215	10,446	3,920,769	38,815,615	123,291	204,711	971
MML Short-Duration Bond Fund, Class II	-	6,707,663	104,821	6,602,842	66,886,790	980,234	-	16,532
MML Small Cap Equity Fund, Initial Class	4,067,372	231,919	2,823,223	1,476,068	13,684,664	93,124	-	7,639,463
MML Small Cap Growth Equity Fund, Initial Class	2,868,054	432,672	1,132,309	2,168,417	38,385,606	-	-	3,149,555
MML Small Company Value Fund, Class II	3,253,184	598,364	638,243	3,213,305	55,590,170	418,432	4,436,618	3,333,773
Oppenheimer Capital Appreciation Fund, Non-Service Shares	1,441,894	464,863	952,522	954,235	38,503,388	93,850	-	9,268,405
Oppenheimer Global Securities Fund, Non-Service Shares	1,167,811	151,275	49,725	1,269,361	38,461,632	455,711	-	505,888
Oppenheimer International Growth Fund, Non-Service Shares	36,709,196	5,740,645	1,047,257	41,402,584	77,422,832	776,495	-	447,584
Oppenheimer Global Strategic Income Fund, Non-Service Shares	9,698,680	2,033,691	5,269,073	6,463,298	36,065,205	4,668,929	-	2,368,248

					$1,294,154,133	$20,575,302	$5,652,054	$45,861,133

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	3,928,425	3,938,697	64,015	7,803,107	$87,941,017	$59,180	$-	$243,010
MML Concentrated Growth Fund, Class I	3,650,862	595,123	1,567,598	2,678,387	19,230,820	84,710	-	(280,127)
MML Equity Fund, Initial Class	2,486,549	650,943	33,762	3,103,730	60,754,710	969,493	-	(55,743)
MML Equity Income Fund, Initial Class	6,138,315	3,721,745	626,778	9,233,282	87,162,180	1,249,478	-	(251,356)
MML Foreign Fund, Initial Class	1,619,241	1,844,375	33,790	3,429,826	31,588,695	449,125	-	49,292
MML Fundamental Value Fund, Class II	-	3,515,773	16,659	3,499,114	38,770,187	179,658	89,386	7,039
MML Global Fund, Class I	1,979,604	610,041	39,940	2,549,705	21,570,504	108,917	-	76,540
MML High Yield Fund, Class II	-	2,214,719	54,111	2,160,608	21,994,989	955,006	-	27,758
MML Income & Growth Fund, Initial Class	6,610,952	136,835	6,747,787	-	-	-	-	7,941,700
MML Inflation-Protected and Income Fund, Initial Class	4,224,035	778,285	1,978,825	3,023,495	32,381,633	1,273,729	-	2,883,113
MML Large Cap Growth Fund, Initial Class	-	3,726,780	22,617	3,704,163	38,708,505	30,227	-	9,179
MML Managed Bond Fund, Initial Class	14,449,442	3,462,791	5,336,137	12,576,096	160,989,930	6,429,849	967,622	4,331,198
MML Mid Cap Growth Fund, Initial Class	3,109,018	608,779	46,726	3,671,071	44,897,199	-	-	23,056
MML Mid Cap Value Fund, Initial Class	2,575,847	555,428	41,472	3,089,803	32,319,343	411,619	-	37,067
MML Money Market Fund, Initial Class	137,355	46	-	137,401	137,270	45	-	-
MML PIMCO Total Return Fund, Class II	-	4,936,231	6,944	4,929,287	48,799,943	193,514	321,307	1,040
MML Short-Duration Bond Fund, Class II	-	7,359,737	45,288	7,314,449	74,095,366	973,680	-	8,133
MML Small Cap Equity Fund, Initial Class	2,911,569	340,800	2,095,384	1,156,985	10,726,436	70,388	-	4,497,583
MML Small Cap Growth Equity Fund, Initial Class	1,539,832	348,660	773,671	1,114,821	19,734,713	-	-	2,963,610
MML Small Company Value Fund, Class II	1,862,799	465,358	428,221	1,899,936	32,868,896	248,065	2,625,380	2,291,009

63

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Moderate Allocation Fund (Continued)
Oppenheimer Capital Appreciation Fund, Non-Service Shares	825,521	299,104	571,860	552,765	$22,304,072	$54,085	$-	$5,490,364
Oppenheimer Global Securities Fund, Non-Service Shares	835,722	191,520	45,431	981,811	29,748,888	328,467	-	491,439
Oppenheimer International Growth Fund, Non-Service Shares	17,512,056	5,797,170	1,959,394	21,349,832	39,924,187	373,184	-	1,464,084
Oppenheimer Global Strategic Income Fund, Non-Service Shares	12,496,195	3,227,142	7,023,150	8,700,187	48,547,042	6,060,589	-	1,764,249

					$1,005,196,525	$20,503,008	$4,003,695	$34,013,237

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

10.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, MML Moderate Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, and MML American Funds International Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, MML Moderate Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, and MML American Funds International Fund (collectively the “Funds”), eight of the funds comprising the MML Series Investment Fund (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2011

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 68	Chairman Trustee	Since 2010 Since 1999	Retired.	63	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 62	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	63	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 71	Trustee	Since 1973	Attorney-at-Law (since 2004).	63	Director (1999-2007), BankNorth Massachusetts; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	63	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 68	Trustee	Since 1996	Retired. Consultant (1999-2009).	99***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 58	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	63	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 65	Trustee	Since 2003	Retired.	65^^	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 55	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	63	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	95

Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

68

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Aggressive Allocation Fund	52.24%
Balanced Allocation Fund	24.20%
Conservative Allocation Fund	17.26%
Growth Allocation Fund	42.56%
Moderate Allocation Fund	28.70%
American Funds Core Allocation Fund	41.90%
American Funds Growth Fund	100.00%

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Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.20%	$1,226.30	$1.12	$1,024.20	$1.02
Service Class	1,000	0.45%	1,224.30	2.52	1,022.90	2.29
Balanced Allocation Fund
Initial Class	1,000	0.13%	1,134.60	0.70	1,024.60	0.66
Service Class	1,000	0.38%	1,133.50	2.04	1,023.30	1.94
Conservative Allocation Fund
Initial Class	1,000	0.13%	1,113.40	0.69	1,024.60	0.66
Service Class	1,000	0.38%	1,111.40	2.02	1,023.30	1.94
Growth Allocation Fund
Initial Class	1,000	0.12%	1,190.80	0.66	1,024.60	0.61
Service Class	1,000	0.37%	1,188.40	2.04	1,023.30	1.89
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,156.40	0.65	1,024.60	0.61
Service Class	1,000	0.37%	1,155.40	2.01	1,023.30	1.89

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
American Funds Core Allocation Fund
Service Class I	$1,000	0.76%	$1,143.10	$4.11	$1,021.40	$3.87
American Funds Growth Fund
Service Class I**	1,000	1.29%	1,252.70	7.32	1,018.70	6.56
American Funds International Fund
Service Class I**	1,000	1.48%	1,234.60	8.34	1,017.70	7.53

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

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This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period, and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. benchmarking large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment approach of MML Asset Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed income securities. The Fund’s subadviser has full discretion to determine the asset allocation between equity and fixed income securities and may allocate up to 80% of the Fund’s assets to equities and up to 60% to fixed income. In selecting investments for the Fund, the subadviser generally gives greater consideration to potential appreciation and future dividends than to current income. The Fund’s subadviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 12.61% – underperforming the 15.06% return of the S&P 500® Index (the “stock benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – but exceeding the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index (the “bond benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Similarly, the Fund outpaced the 11.90% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, for full-year 2010, the Fund’s emphasis on equities (at the expense of the Fund’s allocation to bonds) was beneficial to results during a year that proved to be a strong one for stocks.

Within the equity portion of the Fund, stock selection and a larger-than-stock-benchmark position in the energy sector, where the portfolio had an emphasis on equipment and services companies, contributed to full-year performance. For example, Weatherford International, Halliburton, and Schlumberger all benefited from increased spending on energy infrastructure. Stock selection in the consumer staples sector was also a positive. For example, Philip Morris International helped boost Fund returns, as the company continued to show incremental growth, mostly from Asia, and announced it would buy back shares. The Fund’s underweight position, relative to the benchmark, in the weak utilities sector was another positive factor for the year.

On the downside, the health care sector was a challenging one in 2010. Stock selection in health care proved positive, but the Fund’s overweight position in the sector was a negative. We decreased a number of key holdings in this area, including Davita, on concerns related to health care reform; and Baxter International, on concerns regarding its plasma business. Some of the largest individual contributors to and detractors from results were companies in the materials sector. For example, Cliff’s Natural Resources rose sharply on strong earnings; conversely, Vulcan Materials declined, due to delayed domestic construction spending.

Stock selection within the financials sector proved to be a negative factor for the Fund, as Charles Schwab and Goldman Sachs were among the largest individual detractors. The Fund’s cash position was also a drag on Fund results, particularly in the rising market environment that characterized most of 2010.

Within the bond portion of the Fund, positive performance was largely attributable to issuer selection. However, within Treasuries, Fund positioning along the yield curve, with a focus on intermediate-maturity bonds, detracted from results relative to the bond benchmark. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Maturity refers to the amount of time until a bond’s issuer is due to return the principal to the bond’s owner. The average maturity of a bond portfolio takes the maturities of all the underlying bonds into account.

Investors continued to show a preference for intermediate-maturity bonds throughout 2010, as most of the Federal Reserve’s (the “Fed”) buying has been in that part of the yield curve, which is also less prone to a sharper sell-off should inflationary pressures rise.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Overall, the Asset Allocation team has become incrementally more positive on equities. While the equity portion of the Fund is constructed company by company, a holistic view suggests it is positioned to benefit from an economy on the mend. In the aggregate, the energy, consumer discretionary, and information technology sectors constitute approximately half of the Fund’s stock portfolio. Also, while representing only a small part of the U.S. economy, materials stocks represent a significant part of the Fund’s stock component, relative to the stock benchmark.

On the fixed-income side, the outlook for interest rates has, in our view, become less certain, with an uptick in the economy and a backdrop of monetary policy that is effectively in uncharted territory. Europe’s unresolved sovereign debt crisis further complicates the picture. The Fund has a slightly shorter-than-benchmark duration with a focus on the intermediate part of the Treasury yield curve, which remains the focus of the Fed’s buyback program.

MML Asset Allocation Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Philip Morris International, Inc.	2.4%
Google, Inc. Class A	1.9%
Schlumberger Ltd.	1.9%
The Allstate Corp.	1.8%
Weatherford International Ltd.	1.7%
Target Corp.	1.7%
U.S. Treasury Bond 4.625% 2/15/40	1.7%
U.S. Treasury Note 2.750% 2/15/19	1.6%
QUALCOMM, Inc.	1.5%
Federal National Mortgage Association 2.750% 3/13/14	1.5%

17.7%

MML Asset Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equities	66.1%
Bonds & Notes	29.1%

Total Long-Term Investments	95.2%
Total Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	12.61%	-0.59%
S&P 500 Index*	15.06%	1.27%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.41%
Lipper Balanced Fund Index	11.90%	3.24%

Hypothetical Investments in MML Asset Allocation Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	12.37%	0.30%
S&P 500 Index*	15.06%	1.47%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%+
Lipper Balanced Fund Index	11.90%	4.06%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment approach of MML Concentrated Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund’s subadviser believes offer above-average growth potential and trade at a significant discount to the subadviser’s assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective. The Fund’s subadviser is Legg Mason Capital Management, Inc. (Legg Mason).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class I shares returned 14.14%, underperforming the 16.71% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stocks carried their positive momentum from 2009 into 2010, despite rumblings early in the year from Europe regarding sovereign debt problems in Greece. Markets entered a correction phase in April, when the European Union and International Monetary Fund (IMF) announced they would collaborate to bail out Greece from its debt problems. However, investors were unconvinced that the trouble was over, and yields on other European sovereign debt – including Ireland, Spain and Portugal – rose as the summer began. The U.S. economy also hit a “soft patch” of negative economic data, while China’s government took steps to slow the red-hot pace of growth in that country, neither of which helped stocks during the summer. However, markets rebounded in the fall, posting two of the strongest months in recent memory – in September and once again in December. The announced plan to rescue Ireland from its debt burden, coupled with positive economic data in the U.S., helped boost equities in the final four months of the year.

The portfolio underperformed the benchmark for the year, as Cisco shares were twice hammered by lower-than-expected revenue growth forecasts in their quarterly earnings reports. While the company pledged to pay a dividend and approved a $10 billion share repurchase authorization, investors remained focused on the company’s revenue growth forecasts for the coming year. Nokia Oyj suffered several setbacks and continued to lose market share during the year, after delaying the release of its Symbian smartphone operating system. With pressure on its low-end handsets segment from new competitors, we exited the position mid-year.

Lingering manufacturing concerns weighed on Genzyme shares into the summer of 2010; however, rumors of a potential takeover, followed by a formal buyout offer at a significant premium, boosted shares in July. With the buyout pushing the stock close to our estimate of fair value, we sold the position.

Texas Instruments benefited during the year by management’s announcement that the company would hike its dividend and increase share repurchases to $7.5 billion, equivalent to about 30% of shares outstanding. The company also benefited from business mix changes that drove margins higher and accelerated gains in market share. Apple’s string of solid quarterly performance reports got an additional lift from consumer enthusiasm for its iPad tablet computer as well as the latest model of its iPhone smartphone (introduced earlier in the year).

Subadviser outlook

With the economy showing signs that the recovery is gaining traction, corporate earnings continuing to surprise on the upside, and equity valuation levels quite attractive, we think the burden of proof is now on the pessimistic bears as to why 2011 should not be a good year for U.S. stocks. That is not to say that we won’t have corrections along the way. Investors still have plenty of things to worry about. But, we believe the good will far outweigh the bad in 2011 and stocks will, in our judgment, make solid upward progress, with the S&P 500® Index having a good chance of closing the year above the 1,400 mark. On the other hand, the risks posed by rising interest rates, oil prices over $100 per barrel, a possible economic slowdown in China, or a re-escalation of the sovereign debt crisis in Europe could all cause stocks to fall in 2011.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Cisco Systems, Inc.	5.2%
Microsoft Corp.	5.2%
Medtronic, Inc.	5.1%
QUALCOMM, Inc.	5.1%
United Technologies Corp.	5.0%
EMC Corp.	5.0%
3M Co.	4.8%
Texas Instruments, Inc.	4.8%
American Express Co.	4.7%
Abbott Laboratories	4.5%

49.4%

MML Concentrated Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Technology	26.5%
Consumer, Non-cyclical	23.8%
Industrial	15.8%
Communications	14.6%
Financial	9.1%
Consumer, Cyclical	4.7%
Basic Materials	3.2%
Energy	2.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Class I	14.14%	-5.50%
Class II	14.21%	-5.39%
Russell 1000 Growth Index	16.71%	3.38%

Hypothetical Investments in MML Concentrated Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	13.83%	-8.00%
Russell 1000 Growth Index	16.71%	3.90%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 14.95%, modestly trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Similarly, the Fund underperformed the 15.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s performance in 2010 was driven by an underweight position, relative to the benchmark, in health care, the weakest-performing sector in the benchmark. Stock selection within the sector also contributed – as a lack of new products in the production pipeline caused the market to shift its focus to negative macroeconomic factors, such as health care reform, low utilization rates, and pricing pressures. Holding Beckman Coulter, a biomedical testing manufacturer, rose after it was announced in December that the company was up for sale at a premium price.

A sizable overweight position in consumer discretionary, the benchmark’s top-performing sector, also contributed to relative results for the year. Holding Fortune Brands rose on the announcement that it would focus on its distilled spirits business, which has a strong balance sheet and solid operating momentum, after splitting the company into three parts. Holding Cablevision rallied on its decision to spin off its Rainbow collection of cable networks as well as its share buyback. Holding Marriott was positioned to benefit from the hotel sector’s recovery because it gained market share and started to push price increases in select markets.

The consumer staples sector also contributed to relative performance, driven mainly by stock selection – particularly in food products. Leading contributors in the portfolio’s consumer staples holdings included Hershey Foods, McCormick & Co., and Archer Daniels Midland.

On the downside, portfolio holdings within the information technology sector detracted from results, relative to the benchmark. Shares of desktop software leader Microsoft fell amid worries about its long-term growth prospects. Stock selection in the materials sector also hampered Fund performance for the year. For example, Vulcan Materials faced weaker-than-expected volumes and prices, largely driven by weak construction markets. Packaging and paper company International Paper underperformed its peers. And Nucor’s earnings suffered from low utilization levels in the company’s steel mill due to weak construction activity.

The utilities sector was a relative detractor of Fund performance as a result of stock selection and market factors. Weak natural gas prices and sluggish residential and commercial power demand continued to weigh on this sector. Electric utilities stocks drove relative underperformance. Integrated utility companies PPL and Entergy detracted from Fund performance when utilities generally underperformed.

Subadviser outlook

Despite 2010’s volatility, we believe we are on the “long and winding road” toward both economic and equity market recovery. Many corporations are reporting strong earnings and free cash flow. Large companies are also showing sharp improvements in profitability. Additionally, there remains a lot of cash on the sidelines. As a result, corporations are beginning to participate in

MML Equity Income Fund – Portfolio Manager Report (Continued)

share repurchases and raising their dividends. Overall, most economic indicators, in our view, point to continued growth, albeit at a slightly slower rate than some had expected, given the magnitude of the downturn. We remain positive about the market’s direction over the medium term because equities are still attractively valued relative to many asset classes.

Our view is tempered by the many challenges that the global economy still faces. Our belief is that the recovery will be muted by highly indebted governments, elevated unemployment levels, and rising oil and food prices. Since the economic environment is likely to remain difficult for many companies, stock selection will remain critical as we enter 2011.

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

JP Morgan Chase & Co.	2.9%
Chevron Corp.	2.7%
General Electric Co.	2.6%
Exxon Mobil Corp.	2.2%
American Express Co.	2.0%
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	1.9%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.9%
The Home Depot, Inc.	1.7%
Bank of America Corp.	1.6%

21.4%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	19.1%
Energy	14.1%
Industrial	12.3%
Consumer, Non-cyclical	11.5%
Communications	10.8%
Consumer, Cyclical	8.9%
Utilities	8.2%
Basic Materials	6.9%
Technology	5.5%
Mutual Funds	1.2%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	14.95%	1.21%
S&P 500 Index*	15.06%	1.27%
Russell 1000 Value Index	15.51%	-0.41%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	14.70%	1.27%
S&P 500 Index*	15.06%	1.47%+
Russell 1000 Value Index	15.51%	-0.13%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, and, while there are no set percentage targets, the Fund invests primarily to predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion to a significant amount in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 4.70%, trailing the 7.75% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended December 31, 2010, the Fund faced numerous challenges and struggled somewhat relative to the benchmark. For example, stock selection in Europe was a key detractor – most notably in France, Sweden, Denmark, and Portugal, where sovereign debt concerns and austerity programs put substantial pressure on economic recovery. The portfolio’s underweight positions, relative to the benchmark, in Australia and Asia (particularly in Japan) also detracted.

Stock selection and an underweight stake in the materials sector weighed on relative returns as supply constraints, emerging-market demand increases, and inflation concerns bolstered commodity prices during the year. Stock selection in a nearly even-weighted industrials sector, where the portfolio had no holdings in the outperforming machinery industry, also hurt relative performance. In addition, an overweight position and stock selection in the health care sector detracted from performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and American politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis lagged, despite delivering strong earnings, as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme.

Other major detractors within the portfolio were E.ON (Germany) in utilities, Petrobras Petroleo Brasileiro (Brazil) in an underperforming energy sector, and Telefonica (Spain) in telecommunications services.

From a sector-specific standpoint, overweighting in information technology helped relative performance. German semiconductor manufacturer Infineon Technologies and non-benchmark holdings in Samsung Electronics (South Korea) and Check Point Software Technologies (Israel) were notably significant contributors. An underweight position in financial holdings also added to relative returns. In a sector pressured by European sovereign debt risk, capital adequacy concerns, and regulatory tightening, our non-benchmark holding in ICICI Bank (India) performed well. As the economy progressed, the consumer discretionary sector also boosted performance – particularly, automaker BMW (Germany) and fashion retailer Burberry Group (U.K.), which rallied on rising demand in the luxury goods market.

Subadviser outlook

As bottom-up, long-term, value investors, we continue to focus on stocks trading at significant discounts to the company’s longer-term business value based on earnings power, cash flow generation potential, and asset value. We remain favorable toward our holdings in Europe, which we see as the world’s cheapest major equity region and home to fundamentally strong corporate entities with globally diversified revenues. We also remain positive toward the health care sector in general, which offers compelling valuations in addition to strengthening corporate fundamentals, significant restructuring potential, and advantageous global demographics. Our belief, however, is that the materials sector’s current valuations leave little room for continued outperformance.

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Samsung Electronics Co. Ltd.	2.5%
Siemens AG	2.0%
Telenor ASA	1.9%
Telefonica SA Sponsored ADR (Spain)	1.9%
DBS Group Holdings, Ltd.	1.9%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.8%
Royal Dutch Shell PLC Class B	1.8%
Check Point Software Technologies Ltd.	1.8%
Sanofi-Aventis	1.7%
Vale SA Sponsored ADR (Brazil)	1.7%

19.0%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United Kingdom	19.1%
Germany	11.1%
France	9.2%
Switzerland	8.3%
Netherlands	5.9%
Japan	5.2%
Republic of Korea	4.3%
Singapore	4.0%
Brazil	3.5%
Spain	3.1%
Norway	3.0%
Taiwan	2.8%
Hong Kong	2.8%
Israel	1.8%
Italy	1.8%
Sweden	1.4%
South Africa	1.3%
India	1.2%
China	1.2%
Canada	0.9%
Ireland	0.8%
Russia	0.7%
Austria	0.7%
Portugal	0.5%
Denmark	0.2%

Total Long-Term Investments	94.8%
Short-Term Investments and Other Assets and Liabilities	5.2%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	4.70%	0.15%
MSCI EAFE Index	7.75%	-0.32%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	4.54%	-1.80%
MSCI EAFE Index	7.75%	-1.20%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities (including over-the-counter securities) of U.S. and foreign companies, including companies in developed and emerging markets. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class I shares returned 12.64%, outpacing the 11.76% return of the Morgan Stanley Capital International (MSCI®) World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the retailing sector was a primary contributor to the Fund’s full-year performance relative to the benchmark. The portfolio’s overweight position, compared to the benchmark, in luxury goods companies LVMH Moët Hennessy Louis Vuitton (France), Cie Financ Richemont (Switzerland), and Burberry Group (United Kingdom) – as well as athletic shoes and apparel manufacturer NIKE – aided relative results, as all of these stocks outperformed the benchmark in 2010.

A combination of stock selection and an underweight position in the financial services sector benefited relative performance. No individual stocks within this sector were among the portfolio’s top relative contributors, however.

Stocks in other sectors that bolstered the Fund’s relative performance included oil and gas drilling equipment manufacturer National Oilwell Varco, industrial gas supplier Linde (Germany), wiring devices and cable systems manufacturer Legrand (France), global food company Nestle (Switzerland), and electrical distribution equipment manufacturer Schneider Electric (France). Not holding poor-performing integrated oil company BP PLC (United Kingdom) also proved beneficial.

Hampering relative Fund performance in 2010 was a combination of stock selection and an overweight position in the poorly performing health care sector. The portfolio’s overweight positions in medical device maker Medtronic, pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical company Merck KGaA held back results, as all of these stocks underperformed the benchmark during the year.

Stocks in other sectors were among the portfolio’s top detractors – including network equipment company Cisco Systems, oil and gas exploration company Inpex Corporation (Japan), insurance firm AXA (France), postal systems operator TNT (Netherlands), stock exchange Deutsche Boerse (Germany), and optical glass maker Hoya (Japan). Not holding strong-performing computer and personal electronics maker Apple hindered relative results, since the industry giant significantly outperformed the benchmark for the year.

During the reporting period, the portfolio’s currency exposure was another detractor from relative performance. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity – consequently, it is common for our portfolios to have currency exposure different than that of the benchmark.

Subadviser outlook

As of year-end 2010, the portfolio’s largest relative exposures versus the benchmark remained its significant underweight in the utilities and communications, energy, and financial services sectors; and overweight positions in the consumer staples, retailing, and health care sectors. The largest increase in sector weight was in industrial goods and services. Although the portfolio remains underweight in this sector, we increased the portfolio’s exposure to late-cycle companies that are attractively valued, high-quality franchises with strong balance sheets and good free cash-flow generation with the potential to continue to gain market share going forward.

MML Global Fund – Portfolio Manager Report (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Nestle SA	3.3%
Linde AG	3.0%
Heineken NV	2.5%
Reckitt Benckiser Group PLC	2.2%
State Street Corp.	2.0%
The Walt Disney Co.	2.0%
Bank of New York Mellon Corp.	2.0%
Oracle Corp.	1.9%
Diageo PLC	1.9%
3M Co.	1.9%

22.7%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	45.1%
United Kingdom	9.9%
Switzerland	9.8%
France	8.3%
Germany	6.8%
Netherlands	5.2%
Japan	5.0%
Ireland	1.6%
Canada	1.6%
Sweden	1.2%
Republic of Korea	1.2%
Austria	1.0%
Netherlands Antilles	0.6%
Brazil	0.6%
India	0.4%
Czech Republic	0.4%
Singapore	0.3%
Spain	0.2%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II and the MSCI World Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Class I	12.64%	-1.74%
Class II	12.83%	-1.51%
MSCI World Index	11.76%	0.56%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class I	12.46%	-0.43%
MSCI World Index	11.76%	0.06%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. Effective August 20, 2010, Massachusetts Financial Services Company (MFS) replaced Capital Guardian Trust Company (Capital Guardian) as the subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 11.47%, underperforming the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year when the Fund was subadvised by Capital Guardian (January 1 – August 19, 2010):

Stock selection within the financials sector was a negative factor for the Fund, with Charles Schwab and Goldman Sachs among the largest detractors. Within the consumer discretionary sector, specialty retailers hindered results. Less-than-favorable stock selection in information technology also hurt the Fund – particularly Google, which continues to dominate the fast-growing area of Internet advertising, but failed to meet Wall Street’s optimistic earnings expectations. Stock selection and the portfolio’s higher-than-benchmark weight in the materials sector were also negatives. Additionally, stock selection and an underweight position, relative to the benchmark, in the industrials sector hampered results.

Conversely, the Fund benefited from strong stock picks in the consumer staples sector. Philip Morris International helped boost returns, as the company continued to show incremental growth, mostly from Asia, and announced it would buy back shares. Stock selection in telecommunication services positively impacted results as well, particularly the portfolio’s emphasis on wireless telecommunications services.

For the remainder of the year, when the Fund was subadvised by MFS (August 20 – December 31, 2010):

Stock selection in the basic materials sector detracted from the Fund’s performance relative to the benchmark for the reporting period. The Fund’s overweight position in diversified technology company 3M Co. and not owning strong-performing precious metals company Freeport-McMoran hindered relative results. A combination of security selection and an overweight position in the consumer staples sector also held back the Fund’s relative performance.

Stock selection in the health care sector had a negative impact on relative returns. Top detractors within this sector included medical products maker Abbott Laboratories and generic drug manufacturer Teva Pharmaceutical Industries. An underweight position in the industrial goods and services industry was another negative factor for relative results. Individual securities in other sectors that held back relative performance included network equipment company Cisco Systems, energy exploration and production company EOG Resources, bank operator Bank of America, credit card company Visa, and electricity and natural gas provider Wisconsin Energy.

On the upside, contributors to relative performance included stock selection in the energy sector. The Fund’s overweight positions in strong-performing oil and gas drilling equipment manufacturer National Oilwell Varco, integrated energy company Hess, and oilfield services provider Halliburton boosted relative results.

Several individual contributors in other sectors that benefited performance included enterprise software products maker Oracle, German luxury auto maker BMW, industrial gas supplier Linde (Germany), and diversified industrial Danaher Corp. Elsewhere, the timing of the Fund’s purchase of project management provider Fluor Corp. also helped drive the Fund’s performance for the reporting period.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Looking forward, we are optimistic for the prospects for the Fund, given that the environment for active stock pickers is showing signs of improving as correlations have been declining and the impact of macroeconomic trends has moderated. We believe that the Fund’s focus on higher-quality companies with attractive fundamentals, sustainable business models, and reasonable valuations puts it in a position to benefit as the environment changes and investment decisions return to being driven by fundamentals and valuations.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Oracle Corp.	2.8%
Apple, Inc.	2.7%
JP Morgan Chase & Co.	2.7%
The Procter & Gamble Co.	2.3%
Danaher Corp.	2.3%
The Walt Disney Co.	2.2%
Cisco Systems, Inc.	2.2%
United Technologies Corp.	2.1%
Johnson & Johnson	2.1%
Wells Fargo & Co.	2.0%

23.4%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	23.6%
Financial	17.8%
Technology	12.5%
Energy	12.4%
Industrial	9.4%
Communications	8.7%
Consumer, Cyclical	8.1%
Basic Materials	4.6%
Utilities	2.1%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	11.47%	-2.55%
S&P 500 Index	15.06%	1.27%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	11.21%	-1.43%
S&P 500 Index	15.06%	1.47%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Effective August 20, 2010, BlackRock Investment Management, LLC (BlackRock) replaced American Century Investment Management, Inc. (American Century) as the subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 11.70%, underperforming the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year when the Fund was subadvised by American Century (January 1 – August 19, 2010):

Early in 2010, stock selection was most successful, relative to the benchmark, in the consumer discretionary and materials sectors of the portfolio. Stock selection among retailers, particularly specialty stores and multiline sellers, contributed the bulk of the outperformance in the consumer discretionary sector. In materials, virtually all of the outperformance came from stock selection among chemicals companies.

On the downside, portfolio holdings in the health care and information technology (“IT”) sectors underperformed their counterparts in the benchmark in the first quarter of 2010. Stock selection among biotechnology firms and health care equipment makers detracted the most in the health care sector. In IT, stock choices among computer hardware makers and an overweight position, relative to the benchmark, in IT services providers had the biggest negative impact when that component of the IT sector underperformed.

Later in 2010, portfolio holdings in the energy and consumer staples sectors had the most positive effects on the Fund’s performance, relative to the benchmark. Stock selection among oil and gas producers and an underweight position in energy equipment and services companies contributed the bulk of the outperformance in the energy sector. In consumer staples, virtually all of the outperformance resulted from an overweight position in food products makers.

Portfolio holdings in the financials and IT sectors hampered the Fund’s progress during this time. Stock selection among insurance firms and diversified financial services companies detracted the most in financials. In IT, stock choices among computer hardware makers detracted from results.

For the remainder of the year, when the Fund was subadvised by BlackRock (August 20 – December 31, 2010):

The most notable contributor to the Fund’s outperformance during the latter part of 2010 was an underweight in the financials sector, where the Fund’s conservative positioning, with its focus on healthier banks, proved beneficial. Other contributors to the Fund’s performance included an underweight position in the health care sector, followed by strategic overweight positions in the energy and materials sectors. Security selection in the telecommunication services sector also added to relative performance, as did the combination of an overweight position and stock selection within the industrials sector. Finally, security selection in the consumer discretionary sector added marginally to the Fund’s relative performance.

Conversely, the most significant detractor from the Fund’s relative performance during this time was stock selection in the energy sector, where exposure to deep-water drillers and European integrated stocks hurt returns. Stock selection in consumer staples also had a negative impact, followed by a significantly underweight position in the consumer discretionary sector. Security selection in the utilities and IT sectors proved a drag on performance.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Given our expectations for economic growth in 2011, a temporary resolution of tax policy, a continued acceleration in dividends, and a predicted flow of funds into equities, it is our outlook that price appreciation among large-cap stocks could exceed the level of company earnings in the coming year. The Fund remains positioned to benefit from both domestic and global economic growth, stronger worldwide demand for raw materials, and increasing levels of free cash flow at the company level. Our focus continues to be on the balance between reliable dividend income and stable capital appreciation, and we see companies and markets progressively gaining structure and momentum in 2011.

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

BHP Billiton Ltd.	3.2%
Chevron Corp.	3.0%
JP Morgan Chase & Co.	2.8%
Deere & Co.	2.3%
Caterpillar, Inc.	2.3%
Exxon Mobil Corp.	2.2%
Wells Fargo & Co.	2.1%
Total SA Sponsored ADR (France)	1.8%
E.I. du Pont de Nemours & Co.	1.8%
United Technologies Corp.	1.8%

23.3%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	18.9%
Industrial	16.7%
Financial	15.5%
Energy	14.0%
Basic Materials	10.3%
Utilities	7.3%
Communications	7.0%
Consumer, Cyclical	5.9%
Technology	4.2%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	11.70%	-1.02%
S&P 500 Index	15.06%	1.27%

Hypothetical Investments in MML Income & Growth Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	11.47%	-1.55%
S&P 500 Index	15.06%	1.47%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, Inc. (Rainier).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 18.87%, outpacing the 16.71% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s outperformance of the benchmark in 2010 was due in large part to strength in the producer durables and technology sectors. The portfolio benefited from exposure to economically sensitive shares, as industrial and technology holdings rallied along with energy and consumer discretionary stocks.

Within producer durables, Cummins Inc. was the best-performing stock on a relative basis – not only within the sector, but also the entire portfolio. Deere & Co. and Expeditors International of Washington Inc. were also strong contributors to performance. Producer durables stocks – benefiting from exposure to high-growth emerging markets, lean cost structures, and profitability levels above historic norms – have been fertile ground for investment opportunity for several years.

Performance within the technology sector also contributed to the Fund’s full-year results, boosted largely by a timely sale of Hewlett-Packard Co. early in 2010. The stock ultimately lagged the benchmark by a wide margin for the 12-month period; consequently, the portfolio benefited from not owning it for a majority of the year. Notable contributors on a stock-specific basis included Citrix Systems Inc. and NetApp Inc., both of which benefited from increasing enterprise spending on technology.

On the downside, the Fund’s absolute returns in defensive sectors such as health care, utilities, and financial services lagged the overall market for the year, and all of these sectors registered negative relative returns for the portfolio in 2010. The portfolio’s financial services holdings suffered the most, with BlackRock Inc. and Visa Inc. the largest detractors. Within utilities, the Fund owned only one position during the year – AES Corp. – and its underperformance caused the portfolio sector to lag the benchmark sector.

Subadviser outlook

Although a continuation of the pattern of the second half of 2010 may be too much to hope for, the equity market is, nevertheless, generally giving encouraging signals. Recent outperformance of small-cap stocks typically correlates with an economic recovery and a strong market environment. Commodity prices, which are in an upward trend, are reinforcing that view. The fact that stocks experienced solid gains at a time when China began to tighten monetary policy and European sovereign debt issues remained challenging suggests that the global economy has regained a level of health to withstand potential economic shocks. Whether that turns out to be true remains to be seen, but it is encouraging nonetheless.

From a sector perspective, we believe a continuation of recent trends is likely to persist, with economically sensitive and capital markets-oriented shares leading the way, and defensive non-cyclical stocks likely underperforming.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Apple, Inc.	5.5%
Amazon.com, Inc.	3.1%
Google, Inc. Class A	2.9%
Oracle Corp.	2.8%
Deere & Co.	2.5%
Cummins, Inc.	2.2%
Halliburton Co.	2.1%
Schlumberger Ltd.	2.1%
FedEx Corp.	2.1%
The Coca-Cola Co.	2.0%

27.3%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Technology	20.6%
Industrial	16.4%
Communications	15.4%
Consumer, Non-cyclical	14.1%
Consumer, Cyclical	12.9%
Energy	8.8%
Financial	6.1%
Basic Materials	4.2%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	18.87%	1.12%
Russell 1000 Growth Index	16.71%	3.38%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	18.45%	2.41%
Russell 1000 Growth Index	16.71%	3.90%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 28.06%, outperforming the 26.38% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 28.06% return outpaced the 26.64% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2010, the energy sector boosted the Fund’s results, relative to the benchmark, due to favorable stock selection. Several leading holdings came from the energy equipment and services industry, including FMC Technologies, Trican Well Service, and Smith International. Elsewhere in the sector, the portfolio’s position in CNX Gas was rewarded when CONSOL Energy acquired the company at a significant premium. Peabody Energy also added value, as the firm benefited from cost containment and improved pricing power.

Health care was another area of outperformance for the Fund, also due to stock choices. Portfolio holding Valeant Pharmaceuticals proved beneficial; the company merged with Biovail, another pharmaceutical firm, and investors responded positively. Edwards Lifesciences helped as well, due to the news the company had received Food and Drug Administration (FDA) approval to start clinical trials on a new heart valve, a product for which we believe there will be significant demand.

In utilities, portfolio holdings outpaced their benchmark peers – particularly in the case of Calpine. This independent power producer, based in California and Texas, closed a deal to acquire plants from a competitor. (The portfolio tends to own relatively few utilities stocks because most do not meet the Fund’s growth criteria.)

Stock selection in consumer discretionary provided an additional boost to relative results, particularly within the hotels, restaurants, and leisure industry. Our holdings in Chipotle Mexican Grill, Wynn Resorts, and Marriott all proved helpful. Chipotle Mexican Grill benefited from increased consumer spending and low food inflation. Casino operator Wynn Resorts increased its market share in Las Vegas, and their casinos in Macau also performed well. Increased business and leisure travel helped Marriott, which enjoys strong brand loyalty and significant expansion opportunities. Despite the weak housing market and low consumer sentiment, consumer discretionary remains an important area of investment for the portfolio, as it has often been a source of good returns.

A primary detractor for the Fund in 2010 was the financials sector, where our stock holdings underperformed. Options exchange CBOE Holdings faltered as market volatility, which generates fees for the firm, decreased soon after its initial public offering (IPO). Puerto Rican bank Popular also proved detrimental, due to concerns with asset quality. Another underperforming holding was Janus Capital Group, which experienced higher-than-anticipated redemptions from its quantitative fund division.

Subadviser outlook

The economy continued its slow recovery during the fourth quarter of 2010. As consumers tried to shore up their balance sheets, the Federal Reserve (the “Fed”) attempted to compensate with a new round of quantitative easing (QE2); however, we question the effectiveness of the move as it contributes to currency volatility. We are mindful that the recent rally focused on a relatively narrow group of high-momentum stocks, but we believe that in the long run, mid-cap growth investors are better served by focusing on reasonably priced companies with enduring franchises. Equity valuations are attractive compared to bonds, particularly in light of the recent Fed action. Ultimately, we believe the only long-term path to economic growth for the U.S. is to produce more domestically, leading us to seek out high-value-added manufacturing firms that stand to benefit from a decrease in offshore production. Meanwhile, we are cautious on consumer discretionary, due to weak consumer spending.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

AMETEK, Inc.	1.7%
T. Rowe Price Government Reserve Investment Fund	1.7%
IHS, Inc. Class A	1.4%
Agnico-Eagle Mines Ltd.	1.3%
JDS Uniphase Corp.	1.3%
Roper Industries, Inc.	1.3%
McDermott International, Inc.	1.3%
Chipotle Mexican Grill, Inc.	1.3%
Marriott International, Inc. Class A	1.2%
Fiserv, Inc.	1.2%

13.7%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	22.6%
Technology	16.5%
Industrial	14.5%
Consumer, Cyclical	13.0%
Communications	11.3%
Energy	8.4%
Financial	7.0%
Basic Materials	2.1%
Mutual Funds	1.7%
Utilities	1.1%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Mid Cap Growth Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	88.4%
Canada	5.9%
Panama	1.3%
Netherlands	0.6%
British Virgin Islands	0.6%
Bermuda	0.5%
Switzerland	0.4%
Puerto Rico	0.3%
Ireland	0.2%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	28.06%	5.91%
Russell Midcap Growth Index*	26.38%	3.51%
S&P MidCap 400 Index	26.64%	4.19%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	27.84%	7.35%
Russell Midcap Growth Index*	26.38%	5.69%+
S&P MidCap 400 Index	26.64%	6.43%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 20.09%, trailing the 24.75% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund received positive results in absolute terms from all 10 of the sectors in which it was invested. Relative to the benchmark, the portfolio underperformed in the financials, energy, and consumer discretionary sectors. Conversely, portfolio holdings in the utilities and information technology (“IT”) sectors helped drive the Fund’s relative performance.

Within financials, less-than-favorable stock selection hindered the Fund’s relative performance. Additionally, the portfolio was hampered by its underweight position, relative to the benchmark, in commercial banks. The Fund’s lack of exposure to Fifth Third Bancorp, KeyCorp, and Huntingdon Bancshares proved to be a particular disadvantage, since all were up significantly for the year. In the capital markets segment, the portfolio’s mix of stocks hindered results. Two notable detractors were Northern Trust Corp. and State Street Corp. – both were negatively impacted by expectations of a prolonged period of historically low interest rates and concerns about the diminished profitability of the companies’ securities-lending and foreign-exchange businesses.

An underweight position in energy, the second-strongest sector in the benchmark, detracted as well in 2010. The portfolio’s oil and gas companies also dampened results. A key detractor was Imperial Oil Ltd., which is not represented in the benchmark. Despite the company’s high-quality business model and solid balance sheet, its shares lagged the equity market rally. Another notable detractor was EQT Corp., a low-cost producer of unconventional tight shale natural gas. EQT reported significant success with two of its experimental shale wells; however, our view is that weak natural gas prices temporarily pushed down the company’s share price. The stock rebounded in the fourth quarter on news that one of its competitors was being acquired by a larger integrated energy producer.

Stock selection within the strongly performing consumer discretionary sector weighed on the portfolio’s relative results. In particular, the Fund was hampered by investments among hotel, restaurant, and leisure stocks. A key detractor was Speedway Motorsports. The race track operator has been unable to cut costs enough to offset reduced attendance at NASCAR events and a decline in corporate sponsorship.

The specialty retailing segment provided both losers and winners for the year. A notable performance detractor, home improvement retailer Lowe’s Companies, had reported better comparable store sales and stabilizing trends in big-ticket item sales. Unfortunately, the company’s stock performed poorly on concerns about the drawn-out economic recovery, lackluster consumer spending, and renewed softening in the housing market. Conversely, PetSmart, also in the specialty retailing segment, was actually one of Fund’s top contributors for the year. Although the retail environment remains challenging, pet products seem relatively well insulated from economic conditions and the pet store operator continues to post strong profits.

In utilities, the weakest-performing sector in the benchmark, effective security selection enhanced full-year performance results. The Fund benefited from the portfolio’s bias toward regulated utilities, which have stable business models and held up well during the 2008-2009 market decline. The Fund also held no independent power producers – primarily because of their financial

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

and operating volatility – and this segment declined more than 10% in 2010. Finally, an underweight position in the IT sector contributed to relative performance, as portfolio holdings among IT services companies and semiconductor stocks were particularly advantageous. A notable contributor was Teradyne, a semiconductor test equipment maker not represented in the benchmark.

Subadviser outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2010, we saw the potential for opportunity in industrials, consumer staples, and health care – reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Conversely, our fundamental analysis and valuation work have led to smaller relative weightings in financial and utilities stocks.

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Republic Services, Inc.	3.1%
Imperial Oil Ltd.	2.9%
iShares Russell Midcap Value Index Fund	2.8%
Northern Trust Corp.	2.5%
Lowe’s Cos., Inc.	2.3%
Kimberly-Clark Corp.	2.2%
ConAgra Foods, Inc.	1.9%
Beckman Coulter, Inc.	1.8%
Zimmer Holdings, Inc.	1.8%
EQT Corp.	1.7%

23.0%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	25.7%
Consumer, Non-cyclical	18.1%
Industrial	14.2%
Consumer, Cyclical	11.9%
Utilities	9.4%
Energy	9.1%
Technology	3.9%
Basic Materials	3.0%
Mutual Funds	2.8%
Communications	2.3%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	20.09%	5.49%
Russell Midcap Value Index	24.75%	2.54%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	19.62%	7.57%
Russell Midcap Value Index	24.75%	4.52%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment approach of MML Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index (the “index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the securities of companies that make up the index, in weightings that approximate the relative composition of the securities contained in the index, and in S&P SmallCap 600 Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 25.61%, trailing the 26.31% return of the S&P SmallCap 600 Index (the “benchmark”), a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size and other trading requirements. The index tracks the performance of the small-cap portion of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector performance was positive for the year ended December 31, 2010. Information technology, the largest sector in the benchmark, returned 24.60%. Energy continued to post the strongest performance for the year, with a return of 44.87%. Consumer discretionary gained 35.89% for the period. Conversely, telecommunication services and utilities were the worst-performing sectors for the year, returning 5.13% and 18.22%, respectively.

The year started in negative territory, as U.S. equity markets suffered losses in January, fueled by mixed corporate earnings and continued concerns around jobless data and consumer confidence levels. In February and March, the equity markets advanced, as many U.S. corporations posted unexpected positive earnings, in tandem with increased corporate activity.

The second quarter started with a better-than-expected earnings season and multiple merger and acquisition (“M&A”) announcements; however, disappointing macroeconomic data and Securities and Exchange Commission (SEC) fraud charges against Goldman Sachs in mid-April helped reverse the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June, M&A activity and comments from the Federal Reserve (the “Fed”) provided a brief rally, but the market quickly reverted after disappointing U.S. home sales, Gross Domestic Product (GDP), and several lower-than-expected corporate earnings and guidance announcements.

U.S. markets rallied in the third quarter, driven by better-than-expected earnings reports, increased M&A activity, and speculation concerning the Fed’s quantitative easing efforts, which ultimately resulted in the announcement of further quantitative easing in the form of $600 billion in U.S. Treasury purchases. Share repurchases and/or dividend increases by Microsoft, MasterCard, and Termo Fisher were seen as positive news by the markets.

A better-than-anticipated start to the earnings season helped equity markets early in the fourth quarter, along with further M&A activity and better-than-expected macroeconomic data. The year ended on a positive note, as December provided positive performance on strong manufacturing data, both in the U.S. and internationally.

Subadviser outlook

In our view, growing new orders in the industrials sector, against a backdrop of falling inventories, bode well for 2011 growth, and many have embraced this more robust outlook. In addition to the economic check-up, policy discussions have focused on two key risks: the European credit crisis and U.S. state and local financial deterioration. With regard to the European credit crisis, while we expect a journey toward greater fiscal unity to be bumpy, we do expect the European Union to work its way through this crisis – predicated on an expectation for reluctant (but forthcoming) German support. Importantly, we see limited systemic risk in the U.S., as meaningful intervention by Fed authorities seems unlikely and potential losses will likely be immaterial to aggregate net worth.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Oil States International, Inc.	0.7%
Cypress Semiconductor Corp.	0.6%
Varian Semiconductor Equipment Associates, Inc.	0.6%
Salix Pharmaceuticals Ltd.	0.6%
The Cooper Cos., Inc.	0.5%
World Fuel Services Corp.	0.5%
BioMed Realty Trust, Inc.	0.5%
Regeneron Pharmaceuticals, Inc.	0.5%
National Retail Properties, Inc.	0.5%
Stifel Financial Corp.	0.5%

5.5%

MML Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	19.3%
Industrial	18.4%
Financial	18.2%
Consumer, Cyclical	15.6%
Technology	11.4%
Communications	5.1%
Energy	4.6%
Utilities	3.8%
Basic Materials	3.5%
Mutual Funds	0.1%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund Initial Class and the S&P SmallCap 600 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	25.61%	1.76%
S&P SmallCap 600 Index	26.31%	2.30%

Hypothetical Investments in MML Small Cap Index Fund Service Class and the S&P SmallCap 600 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	25.36%	2.69%
S&P SmallCap 600 Index	26.31%	4.44%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class II shares returned 20.83%, underperforming the 24.50% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also lagged the 26.85% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the consumer discretionary sector detracted from the Fund’s performance, relative to the benchmark, for the 12-month period. In particular, portfolio holdings in the specialty retail and diversified consumer services industries lagged those in the benchmark. Despite improving sales and a double-digit positive return, specialty retailer Aarons was a notable laggard. Portfolio holding Matthews International, which sells products such as caskets and cremation equipment to the cemetery and funeral home industries, also underperformed as a result of the struggling economy and weak consumer demand. Eliminated from the portfolio near the end of 2010 was Corinthian Colleges, a holding that had detracted from performance for some time, as the company struggled to comply with regulations governing the for-profit education industry.

The portfolio’s health care investments did not keep pace with those in the benchmark in 2010. Hospital and surgical supplies distributor Owens & Minor was a detractor, hurt by weaker utilization of health care services and general pessimism surrounding the health care sector. Similarly, the Fund’s relative performance in the industrials and business services sector was hampered by stock selection. The portfolio’s overweight position in the sector helped offset some of the negative impact of stock selection, however. Stock selection detracted in the materials sector, but overweight positioning proved beneficial, as this was the strongest-performing sector in the benchmark for the one-year period. Conversely, on a stock-specific basis, Wausau Paper was a notable detractor.

On the plus side, the portfolio benefited from the strong performance of its energy holdings, which outperformed those in the benchmark by a wide margin. Whiting Petroleum and Mariner Energy were two top contributors. Financials also benefited the Fund’s relative performance, due to a substantially underweight position and stock selection. Of particular note was real estate investment trust holding CBL & Associates Properties, a regional mall operator that benefited from improved occupancy and leasing activity.

Subadviser outlook

The economic recovery appears to have entered a more secure phase in recent months. The only significant concern we have for the global economy is the potential for inflation. Consequently, we are maintaining significant weightings in the energy and materials sectors, with a particular emphasis in the latter on metals and mining firms.

Our view is that continued growth in the U.S. and abroad should provide a favorable backdrop for equity prices, but we are mindful that strong gains will be difficult to achieve following a year in which small-cap stock prices increased by more than 20%. We would not be surprised to see a correction in coming months, if only to consolidate gains and drain some of the exuberance from the market. On balance, we expect 2011 to be another favorable year for the equity markets, but not on the same scale as we have seen for the past two years.

MML Small Company Value Fund – Portfolio Manager Report (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Nordson Corp.	1.9%
Landstar System, Inc.	1.8%
Aaron’s, Inc.	1.8%
Stifel Financial Corp.	1.8%
ProAssurance Corp.	1.7%
Genesee & Wyoming, Inc. Class A	1.7%
Owens & Minor, Inc.	1.5%
CBL & Associates Properties, Inc.	1.5%
Woodward Governor Co.	1.5%
AptarGroup, Inc.	1.4%

16.6%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Industrial	27.2%
Financial	21.3%
Consumer, Cyclical	11.4%
Consumer, Non-cyclical	10.4%
Basic Materials	8.5%
Energy	6.7%
Technology	4.5%
Utilities	4.0%
Communications	2.7%
Mutual Funds	0.4%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 2/27/09 - 12/31/10
Class II	20.83%	43.59%
Service Class I	20.59%	43.23%
Russell 2000 Value Index*	24.50%	47.29%+
Russell 2000 Index	26.85%	48.56%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 3/2/09.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class Shares returned 26.84%, modestly outperforming the 26.71% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund also outpaced the 24.82% return of the Russell 2500® Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Equity markets ended 2010 strongly, as investor confidence improved due to strengthening economic data, robust corporate earnings growth, and anticipation of the extension of the Bush-era tax cuts.

The European sovereign bond crisis, possible regulatory reform and credit-tightening efforts in China had raised fears of a double-dip recession in the second quarter of 2010. Those fears eased in the third quarter, and seemed to evaporate in the fourth, especially in the U.S. Additional U.S. fiscal and monetary stimulus and continued strong emerging markets demand renewed hope for a more vibrant economic recovery, and propelled the market upward.

The Fund’s positive performance in 2010 was largely due to the selection of portfolio holdings that benefited from the economic recovery and corporate restructuring efforts – and because of a rotation to attractively valued, higher-quality stocks.

The portfolio’s strong full-year performance was primarily driven by favorable stock selection, particularly positive stock choices and an overweight position, relative to the benchmark, in consumer cyclicals. Stock selection in the energy and capital equipment sectors and an underweight position in the lagging utilities sector also contributed to the Fund’s progress for the year. The five top-performing stocks in 2010 were Mariner Energy, TRW Automotive, Ann Taylor Stores, Wesco International, and Royal Caribbean Cruises.

The factors that detracted the most from Fund performance were stock selection in the technology and construction/housing sectors. On a stock-specific basis, the worst-performing portfolio holdings in 2010 were Dean Foods, Office Depot, Washington Federal, Kinetic Concepts, and AU Optronics.

Subadviser outlook

Opportunities for large absolute and relative returns were smaller, as 2011 began, than they were when the market rally began in March 2009, but there is less economic and earnings risk and lower market volatility today. On a risk-adjusted basis, the opportunity that remains is quite attractive, in our view.

Equity markets globally have rallied, and U.S. markets have retraced much of the decline incurred in the credit crisis of 2007 and 2008. In our view, stock markets have remained reasonably valued when viewed in terms of their own historical performance and very attractive versus bonds.

U.S. smaller-capitalization stocks are somewhat higher priced than U.S. large-capitalization equities. But their valuation premium isn’t excessive, in our view, because smaller firms are stronger than usual. Smaller companies cut costs more than large companies during the recession, and, in our opinion, offer greater leverage to economic growth. Thus, we believe small stocks remain appealing, since valuation spreads are good and company fundamentals are strong.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Dana Holding Corp.	1.4%
Camden Property Trust	1.3%
Foot Locker, Inc.	1.3%
Health Net, Inc.	1.3%
AnnTaylor Stores Corp.	1.3%
General Cable Corp.	1.3%
American Greetings Corp. Class A	1.3%
Mueller Industries, Inc.	1.3%
Endurance Specialty Holdings Ltd.	1.3%
Constellation Brands, Inc. Class A	1.2%

13.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	28.0%
Consumer, Non-cyclical	15.7%
Consumer, Cyclical	15.0%
Industrial	14.8%
Utilities	10.8%
Basic Materials	6.7%
Energy	5.9%
Communications	4.3%
Technology	1.4%

Total Long-Term Investments	102.6%
Short-Term Investments and Other Assets and Liabilities	(2.6)%

Net Assets	100.0%

MML Small/Mid Cap Value Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	91.4%
Bermuda	5.8%
Canada	1.2%
Liberia	1.0%
Puerto Rico	1.0%
Singapore	0.9%
Taiwan	0.7%
United Kingdom	0.6%

Total Long-Term Investments	102.6%
Short-Term Investments and Other Assets and Liabilities	(2.6)%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/06 - 12/31/10
Initial Class	26.84%	-0.89%
Russell 2500 Index*	26.71%	2.78%
Russell 2500 Value Index	24.82%	1.85%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	26.44%	6.28%
Russell 2500 Index*	26.71%	5.42%+
Russell 2500 Value Index	24.82%	4.86%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 66.1%

COMMON STOCK — 66.1%
Aerospace & Defense — 1.2%
The Boeing Co.	7,500	$489,450
Spirit AeroSystems Holdings, Inc. Class A (a)	25,100	522,331
United Technologies Corp.	8,300	653,376

		1,665,157

Agriculture — 2.4%
Philip Morris International, Inc.	59,400	3,476,682

Apparel — 0.2%
Nike, Inc. Class B	2,700	230,634

Banks — 0.2%
Bank of New York Mellon Corp.	4,300	129,860
BB&T Corp.	5,300	139,337

		269,197

Beverages — 0.9%
PepsiCo, Inc.	20,400	1,332,732

Biotechnology — 1.1%
Celgene Corp. (a)	26,800	1,584,952

Chemicals — 1.4%
Air Products & Chemicals, Inc.	7,900	718,505
Monsanto Co.	12,600	877,464
Potash Corporation of Saskatchewan, Inc.	2,300	356,109

		1,952,078

Commercial Services — 1.1%
Alliance Data Systems Corp. (a)	2,200	156,266
Iron Mountain, Inc.	7,100	177,571
Visa, Inc. Class A	16,900	1,189,422

		1,523,259

Computers — 1.5%
Apple, Inc. (a)	2,700	870,912
International Business Machines Corp.	8,400	1,232,784

		2,103,696

Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	12,600	366,156
Colgate-Palmolive Co.	13,600	1,093,032
The Procter & Gamble Co.	5,600	360,248

		1,819,436

Diversified Financial — 3.0%
The Charles Schwab Corp.	113,900	1,948,829
CME Group, Inc.	600	193,050
The Goldman Sachs Group, Inc.	7,600	1,278,016
JP Morgan Chase & Co.	17,600	746,592
T. Rowe Price Group, Inc.	3,100	200,074

		4,366,561

	Number of Shares	Value
Electric — 0.4%
Edison International	7,200	$277,920
PG&E Corp.	3,900	186,576
PPL Corp.	4,200	110,544

		575,040

Electrical Components & Equipment — 0.6%
Emerson Electric Co.	14,600	834,682

Electronics — 0.8%
Jabil Circuit, Inc.	26,300	528,367
Mettler-Toledo International, Inc. (a)	1,300	196,573
Tyco Electronics Ltd.	14,100	499,140

		1,224,080

Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc. (a)	3,000	137,550

Entertainment — 0.3%
DreamWorks Animation SKG, Inc. Class A (a)	12,800	377,216

Foods — 1.0%
General Mills, Inc.	14,000	498,260
Kraft Foods, Inc. Class A	28,444	896,270

		1,394,530

Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	2,800	187,236

Health Care – Products — 1.2%
Boston Scientific Corp. (a)	134,900	1,021,193
Medtronic, Inc.	20,700	767,763

		1,788,956

Health Care – Services — 0.5%
Universal Health Services, Inc. Class B	15,900	690,378

Insurance — 2.7%
ACE Ltd.	5,400	336,150
The Allstate Corp.	78,600	2,505,768
Aon Corp.	11,100	510,711
The Progressive Corp.	25,600	508,672

		3,861,301

Internet — 2.2%
Akamai Technologies, Inc. (a)	10,900	512,845
Google, Inc. Class A (a)	4,540	2,696,624

		3,209,469

Iron & Steel — 1.8%
Allegheny Technologies, Inc.	21,500	1,186,370
Cliffs Natural Resources, Inc.	11,400	889,314
Nucor Corp.	10,000	438,200

		2,513,884

Manufacturing — 1.5%
Danaher Corp.	15,400	726,418

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
General Electric Co.	26,200	$479,198
Illinois Tool Works, Inc.	17,900	955,860

		2,161,476

Media — 3.9%
CBS Corp. Class B	48,600	925,830
Comcast Corp. Class A	66,000	1,450,020
Gannett Co., Inc.	16,000	241,440
Scripps Networks Interactive Class A	15,100	781,425
Time Warner Cable, Inc.	16,800	1,109,304
Time Warner, Inc.	10,300	331,351
Viacom, Inc. Class B	13,700	542,657
The Walt Disney Co.	6,200	232,562

		5,614,589

Mining — 1.2%
Barrick Gold Corp.	22,500	1,196,550
Freeport-McMoRan Copper & Gold, Inc.	4,900	588,441

		1,784,991

Oil & Gas — 5.4%
Anadarko Petroleum Corp.	21,400	1,629,824
Cenovus Energy, Inc.	42,000	1,396,080
Chevron Corp.	13,800	1,259,250
Noble Energy, Inc.	15,700	1,351,456
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	20,600	1,375,668
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	4,600	306,682
Ultra Petroleum Corp. (a)	8,300	396,491

		7,715,451

Oil & Gas Services — 5.9%
Baker Hughes, Inc.	9,300	531,681
Halliburton Co.	50,100	2,045,583
Schlumberger Ltd.	32,000	2,672,000
Transocean Ltd. (a)	10,600	736,806
Weatherford International Ltd. (a)	108,300	2,469,240

		8,455,310

Pharmaceuticals — 3.1%
Allergan, Inc.	19,100	1,311,597
Bristol-Myers Squibb Co.	11,800	312,464
Merck & Co., Inc.	45,125	1,626,305
Shire PLC Sponsored ADR (United Kingdom)	17,100	1,237,698

		4,488,064

Real Estate Investment Trusts (REITS) — 0.2%
Ventas, Inc.	4,500	236,160

Retail — 4.8%
Coach, Inc.	19,300	1,067,483
Lowe’s Cos., Inc.	15,000	376,200
McDonald’s Corp.	3,200	245,632

	Number of Shares	Value
Target Corp.	40,600	$2,441,278
Tiffany & Co.	24,900	1,550,523
Urban Outfitters, Inc. (a)	32,800	1,174,568

		6,855,684

Semiconductors — 2.6%
Broadcom Corp. Class A	31,000	1,350,050
KLA-Tencor Corp.	22,100	853,944
Maxim Integrated Products, Inc.	44,100	1,041,642
Microchip Technology, Inc.	13,200	451,572

		3,697,208

Software — 2.6%
Cerner Corp. (a)	18,500	1,752,690
Microsoft Corp.	26,400	737,088
Oracle Corp.	37,600	1,176,880

		3,666,658

Telecommunications — 5.5%
American Tower Corp. Class A (a)	38,500	1,988,140
Cisco Systems, Inc. (a)	77,400	1,565,802
Juniper Networks, Inc. (a)	55,800	2,060,136
QUALCOMM, Inc.	44,300	2,192,407

		7,806,485

Toys, Games & Hobbies — 0.9%
Nintendo Co. Ltd. Sponsored ADR (Japan)	35,500	1,289,715

Transportation — 2.3%
FedEx Corp.	21,200	1,971,812
Norfolk Southern Corp.	21,200	1,331,784

		3,303,596

Water — 0.2%
American Water Works Co., Inc.	13,000	328,770

TOTAL COMMON STOCK (Cost $75,173,464)		94,522,863

TOTAL EQUITIES (Cost $75,173,464)		94,522,863

	Principal Amount
BONDS & NOTES — 29.1%

CORPORATE DEBT — 10.3%
Aerospace & Defense — 0.5%
Lockheed Martin Corp. (b) 5.720% 6/01/40	$378,000	394,558
Raytheon Co. 6.400% 12/15/18	60,000	70,184
TransDigm, Inc. (b) 7.750% 12/15/18	200,000	207,000

		671,742

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.2%
Volvo Treasury AB (b) 5.950% 4/01/15	$230,000	$249,824

Banks — 0.9%
Bank of America Corp. 6.500% 8/01/16	550,000	596,801
CoBank ACB FRN (b) 0.902% 6/15/22	295,000	233,172
HBOS PLC (b) 6.750% 5/21/18	100,000	93,634
Societe Generale (b) 5.750% 4/20/16	100,000	105,912
US AgBank FCB VRN (b) 6.110% 12/31/49	345,000	229,056

		1,258,575

Biotechnology — 0.0%
Biogen Idec, Inc. 6.000% 3/01/13	35,000	37,804

Chemicals — 0.3%
Georgia Gulf Corp. (b) 9.000% 1/15/17	200,000	217,000
Lyondell Chemical Co. (b) 8.000% 11/01/17	157,000	173,681

		390,681

Commercial Services — 0.2%
Altegrity, Inc. (Acquired 11/20/08, Cost $74,054) (b) (c) 10.500% 11/01/15	100,000	102,625
Dartmouth College 4.750% 6/01/19	175,000	188,821

		291,446

Diversified Financial — 3.2%
Citigroup, Inc. 6.125% 11/21/17	475,000	520,546
Federal Home Loan Mortgage Corp. 1.500% 1/07/11	1,710,000	1,710,378
Federal National Mortgage Association 2.750% 3/13/14	2,075,000	2,168,797
Ford Motor Credit Co. LLC 8.000% 12/15/16	200,000	223,492

		4,623,213

Electric — 0.9%
The AES Corp. 7.750% 10/15/15	100,000	106,750
The Cleveland Electric Illuminating Co. 8.875% 11/15/18	110,000	139,858
Consumers Energy Co. 6.700% 9/15/19	250,000	298,066
Consumers Energy Co. Series M 5.500% 8/15/16	65,000	73,043

	Principal Amount	Value
Edison Mission Energy 7.750% 6/15/16	$175,000	$150,500
Northern States Power Co. 4.850% 8/15/40	450,000	428,202
Ohio Edison Co. 6.400% 7/15/16	25,000	28,506
PacifiCorp 6.000% 1/15/39	30,000	33,089

		1,258,014

Entertainment — 0.1%
AMC Entertainment, Inc. 8.750% 6/01/19	175,000	186,812

Foods — 0.2%
Kraft Foods, Inc. 5.375% 2/10/20	250,000	269,067

Health Care – Services — 0.2%
HCA, Inc. 6.375% 1/15/15	100,000	98,250
HCA, Inc. 9.250% 11/15/16	150,000	160,031

		258,281

Insurance — 0.3%
Berkshire Hathaway Finance Corp. 4.600% 5/15/13	120,000	129,077
Liberty Mutual Group, Inc. (b) 7.500% 8/15/36	195,000	193,879
Monumental Global Funding III FRN (b) 0.489% 1/15/14	170,000	163,267

		486,223

Machinery – Construction & Mining — 0.0%
Atlas Copco AB (b) 5.600% 5/22/17	50,000	53,871

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250% 10/30/17	150,000	152,250
Comcast Corp. 6.400% 3/01/40	500,000	535,932
News America, Inc. 6.650% 11/15/37	50,000	55,380
Time Warner, Inc. 5.875% 11/15/16	70,000	79,010

		822,572

Oil & Gas — 0.3%
Statoil ASA 2.900% 10/15/14	365,000	377,415

Pharmaceuticals — 0.1%
AstraZeneca PLC 5.400% 9/15/12	50,000	53,917

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Express Scripts, Inc. 7.250% 6/15/19	$95,000	$112,444

		166,361

Pipelines — 0.3%
Kinder Morgan Energy Partners LP 5.125% 11/15/14	65,000	70,523
Kinder Morgan Energy Partners LP 5.950% 2/15/18	250,000	275,328
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	70,000	74,645
TransCanada PipeLines Ltd. 6.200% 10/15/37	75,000	82,294

		502,790

Real Estate Investment Trusts (REITS) — 0.3%
ProLogis 7.375% 10/30/19	375,000	409,605

Retail — 0.4%
CVS Pass-Through Trust (b) 5.789% 1/10/26	8,031	8,120
Michaels Stores, Inc. (b) 7.750% 11/01/18	150,000	149,625
New Albertsons, Inc. 7.250% 5/01/13	275,000	275,687
Wal-Mart Stores, Inc. 4.875% 7/08/40	225,000	214,355

		647,787

Savings & Loans — 0.3%
Teco Finance, Inc. 5.150% 3/15/20	425,000	440,626

Software — 0.5%
First Data Corp. (b) 8.250% 1/15/21	94,000	90,240
First Data Corp. (b) 8.750% 1/15/22	94,000	90,579
First Data Corp. 9.875% 9/24/15	22,000	20,845
First Data Corp. (b) 12.625% 1/15/21	189,000	180,495
Oracle Corp. 6.125% 7/08/39	250,000	280,552

		662,711

Telecommunications — 0.3%
Nextel Communications, Inc. Series D 7.375% 8/01/15	175,000	175,219
Telecom Italia Capital SA 5.250% 10/01/15	50,000	51,193
Telecom Italia Capital SA 7.721% 6/04/38	25,000	24,772
Windstream Corp. 7.000% 3/15/19	200,000	197,000

		448,184

	Principal Amount	Value
Transportation — 0.2%
Norfolk Southern Corp. 5.750% 4/01/18	$50,000	$56,461
Norfolk Southern Corp. 7.050% 5/01/37	30,000	35,851
Union Pacific Corp. 5.700% 8/15/18	105,000	117,860
Union Pacific Corp. 5.750% 11/15/17	15,000	16,842

		227,014

Water — 0.0%
Veolia Environnement 5.250% 6/03/13	50,000	54,014

TOTAL CORPORATE DEBT (Cost $14,274,077)		14,794,632

MUNICIPAL OBLIGATIONS — 0.4%
State of California 7.625% 3/01/40	500,000	521,705

TOTAL MUNICIPAL OBLIGATIONS (Cost $518,480)		521,705

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
Commercial MBS — 1.0%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 VRN 5.224% 4/10/37	800,000	845,613
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 VRN 5.197% 11/15/30	550,000	593,297

		1,438,910

Credit Card ABS — 0.1%
Washington Mutual Master Note Trust, Series 2006-A2A, Class A FRN (b) 0.310% 6/15/15	100,000	99,751

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,398,383)		1,538,661

SOVEREIGN DEBT OBLIGATIONS — 1.5%
Brazilian Government International Bond BRL (d) 12.500% 1/05/16	400,000	279,036
Croatia Government International Bond (e) 6.750% 11/05/19	100,000	104,655

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Indonesia Government Bond IDR (d) 9.500% 6/15/15	950,000,000	$115,996
Indonesia Government Bond IDR (d) 10.750% 5/15/16	85,000,000	10,977
Indonesia Government Bond IDR (d) 11.000% 10/15/14	75,000,000	9,505
Indonesia Government Bond IDR (d) 12.500% 3/15/13	80,000,000	10,037
Indonesia Government Bond IDR (d) 12.800% 6/15/21	95,000,000	14,151
Mexican Bonos MXN (d) 7.750% 12/14/17	1,400,000	120,553
Republic of Argentina VRN 0.000% 12/15/35	$155,000	23,483
Republic of Argentina 8.280% 12/31/33	97,571	90,498
Republic of Colombia COP (d) 9.850% 6/28/27	52,000,000	38,255
Republic of Colombia COP (d) 12.000% 10/22/15	155,000,000	107,547
Republic of Hungary International Bond 6.250% 1/29/20	250,000	241,889
Republic of Iraq (e) 5.800% 1/15/28	250,000	227,500
Republic of Poland International Bond 3.875% 7/16/15	250,000	254,093
Republic of Venezuela 9.250% 9/15/27	75,000	55,875
Republic of Venezuela 9.375% 1/13/34	80,000	54,200
South Africa Government Bond ZAR (d) 8.250% 9/15/17	250,000	38,543
Thailand Government Bond THB (d) 3.625% 5/22/15	1,325,000	44,670
Thailand Government Bond THB (d) 5.250% 5/12/14	775,000	27,439
Turkey Government Bond TRY (d) 10.000% 2/15/12	169,496	120,914
Turkey Government International Bond 6.750% 5/30/40	100,000	109,000
United Mexican States MXN (d) 10.000% 12/05/24	300,000	30,300

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,010,193)		2,129,116

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 10.5%
Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp., Series 3233, Class PA 6.000% 10/15/36	$76,704	$83,198
Federal Home Loan Mortgage Corp., Series 3312, Class PA 5.500% 5/15/37	88,298	93,904
Federal National Mortgage Association, Series 2007-33, Class HE 5.500% 4/25/37	114,969	122,971
Federal National Mortgage Association, Series 2007-40, Class PT 5.500% 5/25/37	242,245	257,439

		557,512

Pass-Through Securities — 10.1%
Federal Home Loan Mortgage Corp. Pool #A74199 5.000% 2/01/38	635,795	666,517
Pool #G03865 5.500% 12/01/37	353,432	376,502
Pool #G04553 6.500% 9/01/38	21,494	23,784
Federal National Mortgage Association Pool #931195 4.500% 5/01/24	837,021	877,139
Pool #AB1068 4.500% 5/01/25	732,381	767,484
Pool #930871 5.000% 4/01/39	788,895	829,079
Pool #891908 5.500% 6/01/21	343,375	370,657
Pool #888352 5.500% 5/01/37	850,900	914,552
Pool #929318 5.500% 3/01/38	71,887	76,860
Pool #962553 5.500% 4/01/38	93,556	100,029
Pool #891436 6.000% 3/01/36	1,433,297	1,561,062
Pool #888408 6.000% 3/01/37	43,317	46,501
Pool #888637 6.000% 9/01/37	230,681	250,559
Pool #940664 6.000% 9/01/37	1,027,585	1,115,653
Pool #944066 6.500% 7/01/37	96,657	106,066
Pool #256860 6.500% 8/01/37	13,867	15,217

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #995230 6.500% 1/01/39	$25,580	$28,390
Pool #995231 6.500% 1/01/39	742,350	823,893
Pool #888373 7.000% 3/01/37	101,078	111,202
Pool #955210 7.000% 12/01/37	31,827	35,015
Pool #256975 7.000% 10/01/47	28,875	31,767
Government National Mortgage Association Pool #713469 4.500% 6/15/39	1,270,507	1,320,880
Pool #720160 4.500% 7/15/39	1,344,207	1,397,503
Pool #739377 4.500% 5/15/40	1,090,413	1,133,647
Pool #733737 4.500% 6/15/40	1,427,187	1,483,772

		14,463,730

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $14,477,891)		15,021,242

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bonds & Notes — 5.3%
U.S. Treasury Bond 4.625% 2/15/40	2,300,000	2,410,223
U.S. Treasury Note 0.875% 3/31/11	1,450,000	1,452,464
U.S. Treasury Note 2.750% 2/15/19	2,245,000	2,216,499
U.S. Treasury Note 3.125% 5/15/19	1,425,000	1,440,308

		7,519,494

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,594,706)		7,519,494

TOTAL BONDS & NOTES (Cost $40,273,730)		41,524,850

TOTAL LONG-TERM INVESTMENTS (Cost $115,447,194)		136,047,713

SHORT-TERM INVESTMENTS — 4.6%
Repurchase Agreement — 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (f)	6,536,780	6,536,780

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	$8,067	$8,067

TOTAL SHORT-TERM INVESTMENTS (Cost $6,544,847)		6,544,847

TOTAL INVESTMENTS — 99.8% (Cost $121,992,041) (g)		142,592,560

Other Assets/(Liabilities) — 0.2%		350,997

NET ASSETS — 100.0%		$142,943,557

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
BRL	Brazilian Real
COP	Colombian Peso
FRN	Floating Rate Note
IDR	Indonesian Rupiah
MBS	Mortgage-Backed Security
MXN	Mexican Peso
THB	Thai Baht
TRY	New Turkish Lira
VRN	Variable Rate Note
ZAR	South African Rand
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $3,110,934 or 2.18% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $102,625 or 0.07% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $332,155 or 0.23% of net assets.
(f)	Maturity value of $6,536,786. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $6,668,827.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Aerospace & Defense — 8.5%
Goodrich Corp.	39,900	$3,513,993
United Technologies Corp.	64,000	5,038,080

		8,552,073

Apparel — 1.8%
Nike, Inc. Class B	21,400	1,827,988

Banks — 4.4%
Wells Fargo & Co.	142,600	4,419,174

Beverages — 5.6%
Diageo PLC Sponsored ADR (United Kingdom)	36,700	2,727,911
PepsiCo, Inc.	44,100	2,881,053

		5,608,964

Chemicals — 3.2%
Monsanto Co.	45,600	3,175,584

Commercial Services — 2.2%
Quanta Services, Inc. (a)	111,800	2,227,056

Computers — 8.0%
Apple, Inc. (a)	9,600	3,096,576
EMC Corp. (a)	217,400	4,978,460

		8,075,036

Cosmetics & Personal Care — 3.2%
The Procter & Gamble Co.	49,400	3,177,902

Diversified Financial — 4.7%
American Express Co.	109,800	4,712,616

Environmental Controls — 2.5%
Nalco Holding Co.	78,000	2,491,320

Health Care – Products — 8.3%
Johnson & Johnson	52,100	3,222,385
Medtronic, Inc.	139,000	5,155,510

		8,377,895

Internet — 4.3%
Amazon.com, Inc. (a)	16,550	2,979,000
Rackspace Hosting, Inc. (a)	41,900	1,316,079

		4,295,079

Manufacturing — 4.8%
3M Co.	56,100	4,841,430

Oil & Gas Services — 2.1%
Halliburton Co.	39,900	1,629,117
Transocean Ltd. (a)	7,600	528,276

		2,157,393

Pharmaceuticals — 4.5%
Abbott Laboratories	94,300	4,517,913

	Number of Shares	Value
Retail — 2.9%
Lowe’s Cos., Inc.	114,100	$2,861,628

Semiconductors — 4.8%
Texas Instruments, Inc.	148,300	4,819,750

Software — 13.7%
Adobe Systems, Inc. (a)	88,900	2,736,342
Autodesk, Inc. (a)	51,400	1,963,480
Microsoft Corp.	185,400	5,176,368
Nuance Communications, Inc. (a)	141,900	2,579,742
Red Hat, Inc. (a)	28,500	1,301,025

		13,756,957

Telecommunications — 10.3%
Cisco Systems, Inc. (a)	259,100	5,241,593
QUALCOMM, Inc.	102,700	5,082,623

		10,324,216

TOTAL COMMON STOCK (Cost $81,341,310)		100,219,974

TOTAL EQUITIES (Cost $81,341,310)		100,219,974

TOTAL LONG-TERM INVESTMENTS (Cost $81,341,310)		100,219,974

	Principal Amount

SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$381,690	381,690

TOTAL SHORT-TERM INVESTMENTS (Cost $381,690)		381,690

TOTAL INVESTMENTS — 100.2% (Cost $81,723,000) (c)		100,601,664

Other Assets/(Liabilities) — (0.2)%		(184,508)

NET ASSETS — 100.0%		$100,417,156

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $381,690. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $392,025.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 96.7%
Aerospace & Defense — 1.3%
The Boeing Co.	71,500	$4,666,090
Lockheed Martin Corp.	42,800	2,992,148

		7,658,238

Agriculture — 0.3%
Archer-Daniels-Midland Co.	51,000	1,534,080

Auto Manufacturers — 0.4%
General Motors Co. (a)	54,400	2,005,184

Banks — 8.4%
Bank of America Corp.	711,977	9,497,773
Bank of New York Mellon Corp.	179,000	5,405,800
Capital One Financial Corp.	81,500	3,468,640
KeyCorp	277,200	2,453,220
Marshall & Ilsley Corp.	170,000	1,176,400
Regions Financial Corp.	305,900	2,141,300
SunTrust Banks, Inc.	149,200	4,402,892
U.S. Bancorp	335,900	9,059,223
Wells Fargo & Co.	351,400	10,889,886

		48,495,134

Biotechnology — 0.5%
Amgen, Inc. (a)	50,500	2,772,450

Building Materials — 0.7%
Masco Corp.	235,500	2,981,430
USG Corp. (a)	77,000	1,295,910

		4,277,340

Chemicals — 3.0%
E.I. du Pont de Nemours & Co.	110,000	5,486,800
International Flavors & Fragrances, Inc.	88,800	4,936,392
Monsanto Co.	98,100	6,831,684

		17,254,876

Commercial Services — 0.2%
H&R Block, Inc.	89,400	1,064,754

Computers — 2.0%
Computer Sciences Corp.	88,900	4,409,440
Dell, Inc. (a)	177,400	2,403,770
Hewlett-Packard Co.	109,400	4,605,740

		11,418,950

Distribution & Wholesale — 0.5%
Genuine Parts Co.	57,400	2,946,916

Diversified Financial — 7.2%
American Express Co.	263,500	11,309,420
JP Morgan Chase & Co.	391,500	16,607,430
Legg Mason, Inc.	153,400	5,563,818
Morgan Stanley	53,600	1,458,456

	Number of Shares	Value
NYSE Euronext	99,900	$2,995,002
SLM Corp. (a)	275,300	3,466,027

		41,400,153

Electric — 7.3%
CenterPoint Energy, Inc.	95,800	1,505,976
Constellation Energy Group, Inc.	90,700	2,778,141
Duke Energy Corp.	202,800	3,611,868
Entergy Corp.	84,600	5,992,218
Exelon Corp.	145,400	6,054,456
FirstEnergy Corp.	65,200	2,413,704
NRG Energy, Inc. (a)	57,100	1,115,734
PG&E Corp.	68,500	3,277,040
Pinnacle West Capital Corp.	71,700	2,971,965
PPL Corp.	107,800	2,837,296
Progress Energy, Inc.	93,300	4,056,684
TECO Energy, Inc.	71,600	1,274,480
Xcel Energy, Inc.	172,100	4,052,955

		41,942,517

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	44,300	2,532,631

Entertainment — 0.2%
Madison Square Garden, Inc. Class A (a)	36,025	928,725

Foods — 2.5%
Campbell Soup Co.	66,100	2,296,975
ConAgra Foods, Inc.	84,900	1,917,042
The Hershey Co.	167,600	7,902,340
McCormick & Co., Inc.	53,300	2,480,049

		14,596,406

Forest Products & Paper — 2.0%
International Paper Co.	250,500	6,823,620
MeadWestvaco Corp.	116,800	3,055,488
Weyerhaeuser Co.	99,842	1,890,009

		11,769,117

Gas — 0.9%
NiSource, Inc.	294,900	5,196,138

Health Care – Products — 1.5%
Beckman Coulter, Inc.	34,100	2,565,343
Johnson & Johnson	97,600	6,036,560

		8,601,903

Home Builders — 0.1%
D.R. Horton, Inc.	71,500	852,995

Home Furnishing — 1.1%
Whirlpool Corp.	72,200	6,413,526

Household Products — 3.1%
Avery Dennison Corp.	90,300	3,823,302
The Clorox Co.	7,100	449,288
Fortune Brands, Inc.	137,900	8,308,475

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kimberly-Clark Corp.	85,000	$5,358,400

		17,939,465

Insurance — 3.5%
The Allstate Corp.	136,300	4,345,244
The Chubb Corp.	41,600	2,481,024
Lincoln National Corp.	146,300	4,068,603
Marsh & McLennan Cos., Inc.	219,700	6,006,598
Sun Life Financial, Inc.	116,400	3,503,640

		20,405,109

Internet — 0.5%
eBay, Inc. (a)	111,100	3,091,913

Iron & Steel — 1.0%
Nucor Corp.	137,600	6,029,632

Leisure Time — 0.5%
Harley-Davidson, Inc.	80,500	2,790,935

Lodging — 1.1%
Marriott International, Inc. Class A	117,464	4,879,455
MGM Resorts International (a)	78,400	1,164,240

		6,043,695

Machinery – Diversified — 0.5%
Eaton Corp.	25,800	2,618,958

Manufacturing — 8.3%
3M Co.	106,300	9,173,690
Cooper Industries PLC Class A	74,600	4,348,434
General Electric Co.	818,500	14,970,365
Honeywell International, Inc.	127,300	6,767,268
Illinois Tool Works, Inc.	146,400	7,817,760
ITT Corp.	85,900	4,476,249

		47,553,766

Media — 5.6%
Cablevision Systems Corp. Class A	132,800	4,493,952
Comcast Corp. Class A	138,600	3,045,042
The McGraw-Hill Cos., Inc.	160,700	5,851,087
The New York Times Co. Class A (a)	200,500	1,964,900
Time Warner, Inc.	245,133	7,885,929
The Walt Disney Co.	182,100	6,830,571
WPP PLC	160,500	1,984,000

		32,055,481

Mining — 0.8%
Vulcan Materials Co.	102,200	4,533,592

Oil & Gas — 11.8%
Anadarko Petroleum Corp.	91,700	6,983,872
BP PLC Sponsored ADR (United Kingdom)	113,400	5,008,878
Chevron Corp.	169,100	15,430,375
ConocoPhillips	54,600	3,718,260
Exxon Mobil Corp.	175,800	12,854,496
Murphy Oil Corp.	120,000	8,946,000

	Number of Shares	Value
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	167,700	$11,199,006
Sunoco, Inc.	87,900	3,543,249

		67,684,136

Oil & Gas Services — 1.8%
Baker Hughes, Inc.	41,800	2,389,706
Schlumberger Ltd.	98,700	8,241,450

		10,631,156

Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	172,100	4,557,208
Eli Lilly & Co.	103,200	3,616,128
Merck & Co., Inc.	160,700	5,791,628
Pfizer, Inc.	335,954	5,882,555

		19,847,519

Pipelines — 0.5%
Spectra Energy Corp.	107,650	2,690,173

Retail — 3.6%
Bed Bath & Beyond, Inc. (a)	110,800	5,445,820
The Home Depot, Inc.	274,800	9,634,488
Macy’s, Inc.	99,300	2,512,290
Tiffany & Co.	45,900	2,858,193

		20,450,791

Semiconductors — 2.0%
Analog Devices, Inc.	150,800	5,680,636
Applied Materials, Inc.	311,800	4,380,790
Texas Instruments, Inc.	44,800	1,456,000

		11,517,426

Software — 1.5%
Electronic Arts, Inc. (a)	109,900	1,800,162
Microsoft Corp.	247,800	6,918,576

		8,718,738

Telecommunications — 4.7%
AT&T, Inc.	378,900	11,132,082
Cisco Systems, Inc. (a)	156,600	3,168,018
Qwest Communications International, Inc.	659,000	5,014,990
Verizon Communications, Inc.	147,000	5,259,660
Vodafone Group PLC	933,400	2,431,237

		27,005,987

Toys, Games & Hobbies — 0.9%
Mattel, Inc.	204,200	5,192,806

Transportation — 1.1%
United Parcel Service, Inc. Class B	87,400	6,343,492

TOTAL COMMON STOCK (Cost $489,678,979)		556,806,803

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.6%
Auto Manufacturers — 0.6%
General Motors Co. 4.750%	63,150	$3,417,046

TOTAL PREFERRED STOCK (Cost $3,204,378)		3,417,046

TOTAL EQUITIES (Cost $492,883,357)		560,223,849

MUTUAL FUNDS — 1.2%
Diversified Financial — 1.2%
T. Rowe Price Reserve Investment Fund	6,806,231	6,806,231

TOTAL MUTUAL FUNDS (Cost $6,806,231)		6,806,231

TOTAL LONG-TERM INVESTMENTS (Cost $499,689,588)		567,030,080

	Principal Amount

SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$12,847,764	12,847,764

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	35,650	35,650

TOTAL SHORT-TERM INVESTMENTS (Cost $12,883,414)		12,883,414

TOTAL INVESTMENTS — 100.7% (Cost $512,573,002) (c)		579,913,494

Other Assets/(Liabilities) — (0.7)%		(4,158,236)

NET ASSETS — 100.0%		$575,755,258

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $12,847,774. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39-9/25/39, and an aggregate market value, including accrued interest, of $13,105,602.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 94.8%

COMMON STOCK — 93.1%
Aerospace & Defense — 1.8%
BAE Systems PLC	609,590	$3,138,233
Embraer SA Sponsored ADR (Brazil)	74,920	2,202,648
Rolls-Royce Group PLC (a)	101,011	981,701

		6,322,582

Apparel — 0.5%
Burberry Group PLC	101,072	1,773,299

Auto Manufacturers — 1.4%
Bayerische Motoren Werke AG	23,221	1,829,010
Toyota Motor Corp. Sponsored ADR (Japan)	37,300	2,932,899

		4,761,909

Automotive & Parts — 1.0%
Cie Generale des Etablissements Michelin Class B	49,970	3,602,239

Banks — 8.4%
Banco Espirito Santo SA	472,526	1,824,281
Banco Santander SA	104,831	1,116,362
Credit Agricole SA	207,090	2,640,827
DBS Group Holdings, Ltd.	573,479	6,398,485
HSBC Holdings PLC	237,600	2,431,562
ICICI Bank Ltd. Sponsored ADR (India)	84,850	4,296,804
Intesa Sanpaolo	507,836	1,380,294
KB Financial Group, Inc. Sponsored ADR (Republic of Korea)	80,670	4,266,636
Mitsubishi UFJ Financial Group, Inc.	228,100	1,233,448
Nordea Bank AB	116,605	1,275,083
UniCredit SpA	1,062,833	2,202,994

		29,066,776

Building Materials — 0.8%
CRH PLC	138,562	2,879,923

Chemicals — 1.6%
Akzo Nobel NV	39,800	2,482,780
Lonza Group AG Registered	36,480	2,928,760

		5,411,540

Commercial Services — 2.9%
Adecco SA	51,300	3,359,052
G4S PLC	750,040	2,980,916
Randstad Holding NV (a)	58,153	3,077,512
Rentokil Initial PLC (a)	428,422	647,610

		10,065,090

Computers — 1.2%
Compal Electronics, Inc.	2,144,605	2,834,936
Lite On Technology Corp.	1,038,239	1,427,551

		4,262,487

	Number of Shares	Value
Distribution & Wholesale — 1.4%
ITOCHU Corp.	293,800	$2,973,663
Wolseley PLC (a)	61,409	1,960,517

		4,934,180

Electric — 2.3%
E.ON AG	119,450	3,671,789
Iberdrola SA	382,467	2,953,232
National Grid PLC	138,282	1,206,109

		7,831,130

Electronics — 1.9%
Flextronics International Ltd. (a)	315,340	2,475,419
Koninklijke Philips Electronics NV	135,910	4,170,680

		6,646,099

Energy – Alternate Sources — 0.3%
Vestas Wind Systems A/S (a)	26,952	853,058

Food Services — 0.9%
Compass Group PLC	354,702	3,216,813

Foods — 3.9%
Nestle SA	73,770	4,324,733
Tesco PLC	580,210	3,848,771
Unilever PLC	169,667	5,190,429

		13,363,933

Gas — 0.8%
Gaz De France	75,588	2,724,302

Health Care – Services — 0.8%
Rhoen-Klinikum AG	118,083	2,605,271

Holding Company – Diversified — 0.7%
Hutchison Whampoa Ltd.	224,291	2,313,307

Home Furnishing — 0.5%
Sony Corp.	44,235	1,594,352

Insurance — 7.6%
ACE Ltd.	59,484	3,702,879
AIA Group Ltd. (a)	1,336,400	3,756,516
Aviva PLC	518,615	3,191,781
AXA SA	185,687	3,105,606
ING Groep NV (a)	464,460	4,542,674
Muenchener Rueckversicherungs AG	25,570	3,887,123
Swiss Reinsurance Co. Ltd.	73,840	4,024,837

		26,211,416

Internet — 1.8%
Check Point Software Technologies Ltd. (a)	134,429	6,218,686

Iron & Steel — 0.5%
POSCO ADR (Republic of Korea)	17,281	1,860,991

Machinery – Diversified — 0.4%
Alstom SA	30,530	1,464,580

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 3.7%
FUJIFILM Holdings Corp.	51,226	$1,852,029
Konica Minolta Holdings, Inc.	239,500	2,488,028
Olympus Corp.	44,610	1,350,029
Siemens AG	56,176	6,970,468

		12,660,554

Media — 4.2%
British Sky Broadcasting Group PLC	290,384	3,334,812
Pearson PLC	249,124	3,937,202
Reed Elsevier NV	277,543	3,444,514
Vivendi SA	134,470	3,644,283

		14,360,811

Oil & Gas — 9.5%
BP PLC	468,264	3,432,356
ENI SpA	118,312	2,591,043
Petroleo Brasileiro SA Sponsored ADR (Brazil)	122,780	4,195,393
Royal Dutch Shell PLC Class B	188,304	6,232,559
Sasol Ltd. Sponsored ADR (South Africa)	86,770	4,516,378
StatoilHydro ASA	159,320	3,792,683
Talisman Energy, Inc.	147,000	3,268,965
Total SA	84,772	4,511,755

		32,541,132

Oil & Gas Services — 0.8%
SBM Offshore NV	116,456	2,618,951

Pharmaceuticals — 7.2%
Bayer AG	24,730	1,831,581
Celesio AG	71,790	1,789,222
GlaxoSmithKline PLC	226,254	4,396,574
Merck KGaA	35,150	2,819,550
Novartis AG	73,150	4,307,936
Roche Holding AG	26,670	3,912,760
Sanofi-Aventis	90,688	5,836,536

		24,894,159

Real Estate — 1.0%
Cheung Kong Holdings	221,215	3,401,797

Retail — 2.0%
Kingfisher PLC	1,084,774	4,461,860
Marks & Spencer Group PLC	434,140	2,500,409

		6,962,269

Semiconductors — 5.5%
Infineon Technologies AG (a)	509,387	4,746,462
Samsung Electronics Co. Ltd.	10,502	8,776,173
Taiwan Semiconductor Manufacturing Co. Ltd.	2,213,275	5,387,526

		18,910,161

	Number of Shares	Value
Software — 2.0%
SAP AG Sponsored ADR (Germany)	95,360	$4,826,170
The Sage Group PLC	442,850	1,890,099

		6,716,269

Telecommunications — 11.9%
China Telecom Corp. Ltd. Class H	8,147,643	4,229,810
France Telecom SA	198,787	4,159,388
Mobile TeleSystems Sponsored ADR (Russia)	114,225	2,383,876
Singapore Telecommunications Ltd.	1,849,000	4,393,730
Singapore Telecommunications Ltd.	239,000	574,852
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	309,690	3,570,726
Telefonica SA Sponsored ADR (Spain)	94,025	6,433,191
Telekom Austria AG	163,910	2,310,322
Telenor ASA	399,566	6,506,633
Vodafone Group PLC Sponsored ADR (United Kingdom)	240,423	6,354,380

		40,916,908

Toys, Games & Hobbies — 1.0%
Nintendo Co. Ltd.	12,000	3,523,418

Transportation — 0.9%
Deutsche Post AG	172,271	2,928,385

TOTAL COMMON STOCK (Cost $331,215,897)		320,418,777

PREFERRED STOCK — 1.7%
Mining — 1.7%
Vale SA Sponsored ADR (Brazil) 1.770%	191,752	5,794,745

TOTAL PREFERRED STOCK (Cost $2,736,273)		5,794,745

TOTAL EQUITIES (Cost $333,952,170)		326,213,522

TOTAL LONG-TERM INVESTMENTS (Cost $333,952,170)		326,213,522

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$10,432,495	$10,432,495

TOTAL SHORT-TERM INVESTMENTS (Cost $10,432,495)		10,432,495

TOTAL INVESTMENTS — 97.8% (Cost $344,384,665) (c)		336,646,017

Other Assets/(Liabilities) — 2.2%		7,705,622

NET ASSETS — 100.0%		$344,351,639

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $10,432,504. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $10,642,709.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Advertising — 1.4%
Omnicom Group, Inc.	31,480	$1,441,784

Aerospace & Defense — 0.9%
United Technologies Corp.	11,830	931,258

Apparel — 1.9%
Burberry Group PLC	31,861	558,998
Nike, Inc. Class B	17,230	1,471,787

		2,030,785

Banks — 8.8%
Banco Santander SA ADS (Brazil)	46,580	633,488
Bank of New York Mellon Corp.	67,800	2,047,560
Erste Group Bank AG	22,595	1,064,231
ICICI Bank Ltd. Sponsored ADR (India)	9,020	456,773
Julius Baer Group Ltd.	27,323	1,280,714
Komercni Banka AS	1,658	393,234
Standard Chartered PLC	41,974	1,130,545
State Street Corp.	46,090	2,135,811

		9,142,356

Beverages — 6.6%
Diageo PLC	108,248	2,005,705
Dr. Pepper Snapple Group, Inc.	14,130	496,811
Heineken NV	52,367	2,572,345
PepsiCo, Inc.	11,460	748,682
Pernod-Ricard SA	11,270	1,063,149

		6,886,692

Chemicals — 9.6%
Air Liquide	8,064	1,022,278
Akzo Nobel NV	26,977	1,682,863
Givaudan SA Registered	709	766,150
Linde AG	20,722	3,152,405
Monsanto Co.	7,820	544,585
Praxair, Inc.	10,060	960,428
The Sherwin-Williams Co.	10,650	891,938
Shin-Etsu Chemical Co. Ltd.	17,900	969,828

		9,990,475

Commercial Services — 0.8%
Visa, Inc. Class A	11,590	815,704

Computers — 1.6%
Accenture PLC Class A	34,790	1,686,967

Cosmetics & Personal Care — 3.5%
Beiersdorf AG	8,635	480,202
Colgate-Palmolive Co.	15,780	1,268,239
Kao Corp.	25,700	692,673
The Procter & Gamble Co.	19,050	1,225,486

		3,666,600

	Number of Shares	Value
Diversified Financial — 4.2%
Aeon Credit Service Co. Ltd.	21,300	$301,239
American Express Co.	19,610	841,661
Deutsche Boerse AG	12,069	837,220
The Goldman Sachs Group, Inc.	7,910	1,330,146
UBS AG (a)	66,572	1,093,475

		4,403,741

Electric — 0.2%
Red Electrica Corp. SA	5,384	253,709

Electrical Components & Equipment — 3.0%
Legrand SA	31,662	1,293,381
Schneider Electric SA	12,084	1,813,219

		3,106,600

Electronics — 2.3%
Hoya Corp.	41,800	1,015,102
Waters Corp. (a)	17,410	1,352,931

		2,368,033

Entertainment — 0.7%
Ladbrokes PLC	140,230	268,558
William Hill PLC	183,772	489,670

		758,228

Food Services — 0.4%
Compass Group PLC	46,310	419,988

Foods — 6.9%
Danone SA	16,183	1,018,767
General Mills, Inc.	22,860	813,587
The J.M. Smucker Co.	17,770	1,166,600
Nestle SA	58,889	3,452,341
Tesco PLC	115,276	764,673

		7,215,968

Forest Products & Paper — 1.2%
Svenska Cellulosa AB Class B	81,142	1,280,152

Health Care – Products — 5.7%
Johnson & Johnson	15,440	954,964
Medtronic, Inc.	44,320	1,643,829
Sonova Holding AG	2,575	333,767
St. Jude Medical, Inc. (a)	37,410	1,599,277
Synthes, Inc.	6,973	948,076
Zimmer Holdings, Inc. (a)	8,570	460,038

		5,939,951

Health Care – Services — 1.3%
Thermo Fisher Scientific, Inc. (a)	23,680	1,310,925

Holding Company – Diversified — 1.7%
LVMH Moet Hennessy Louis Vuitton SA	10,731	1,768,538

Household Products — 2.2%
Reckitt Benckiser Group PLC	42,395	2,332,498

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.3%
AXA SA	39,226	$656,053
Swiss Reinsurance Co. Ltd.	13,373	728,929

		1,384,982

Leisure Time — 0.4%
Harley-Davidson, Inc.	11,600	402,172

Machinery – Diversified — 0.4%
Rockwell Automation, Inc.	5,490	393,688

Manufacturing — 3.9%
3M Co.	22,520	1,943,476
Honeywell International, Inc.	29,880	1,588,421
Smiths Group PLC	26,498	514,960

		4,046,857

Media — 3.6%
The Walt Disney Co.	56,470	2,118,190
Wolters Kluwer NV	13,350	293,323
WPP PLC	106,872	1,321,084

		3,732,597

Office Equipment/Supplies — 1.1%
Canon, Inc.	22,400	1,149,249

Oil & Gas — 1.8%
Chevron Corp.	7,330	668,863
Inpex Corp.	143	837,129
Royal Dutch Shell PLC Class A	12,914	427,723

		1,933,715

Oil & Gas Services — 2.1%
National Oilwell Varco, Inc.	22,760	1,530,610
Schlumberger Ltd.	7,890	658,815

		2,189,425

Pharmaceuticals — 4.6%
Bayer AG	22,517	1,667,679
DENTSPLY International, Inc.	25,310	864,843
Merck KGaA	12,296	986,321
Roche Holding AG	8,683	1,273,884

		4,792,727

Retail — 4.7%
Abercrombie & Fitch Co. Class A	7,380	425,310
Cie Financiere Richemont SA	21,698	1,277,542
Lawson, Inc.	5,200	257,336
Sally Beauty Holdings, Inc. (a)	22,340	324,600
Target Corp.	13,270	797,925
Walgreen Co.	45,900	1,788,264

		4,870,977

Semiconductors — 1.8%
Intel Corp.	34,080	716,702
Samsung Electronics Co. Ltd.	1,456	1,216,731

		1,933,433

	Number of Shares	Value
Software — 2.7%
Autodesk, Inc. (a)	19,300	$737,260
Oracle Corp.	64,920	2,031,996

		2,769,256

Telecommunications — 2.2%
Cisco Systems, Inc. (a)	94,060	1,902,834
Singapore Telecommunications Ltd.	149,000	354,065

		2,256,899

Transportation — 3.7%
Canadian National Railway Co.	25,240	1,677,703
TNT NV	32,899	871,630
United Parcel Service, Inc. Class B	18,350	1,331,842

		3,881,175

TOTAL COMMON STOCK (Cost $79,850,301)		103,488,104

TOTAL EQUITIES (Cost $79,850,301)		103,488,104

TOTAL LONG-TERM INVESTMENTS (Cost $79,850,301)		103,488,104

	Principal Amount

SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$782,015	782,015

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	5,754	5,754

TOTAL SHORT-TERM INVESTMENTS (Cost $787,769)		787,769

TOTAL INVESTMENTS — 100.0% (Cost $80,638,070) (c)		104,275,873

Other Assets/(Liabilities) — 0.0%		4,171

NET ASSETS — 100.0%		$104,280,044

Notes to Portfolio of Investments

ADR	American Depositary Receipt
ADS	American Depositary Share
(a)	Non-income producing security.
(b)	Maturity value of $782,016. Collateralized by U.S. Government Agency obligations with a rate of 2.498%, maturity date of 3/01/34, and an aggregate market value, including accrued interest, of $797,859.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Aerospace & Defense — 2.6%
Lockheed Martin Corp.	10,998	$768,870
United Technologies Corp.	41,382	3,257,591

		4,026,461

Agriculture — 1.6%
Philip Morris International, Inc.	43,803	2,563,789

Apparel — 1.3%
Nike, Inc. Class B	23,623	2,017,877

Auto Manufacturers — 0.8%
Bayerische Motoren Werke AG	15,813	1,245,517

Banks — 7.2%
Bank of America Corp.	234,163	3,123,734
Bank of New York Mellon Corp.	75,346	2,275,449
State Street Corp.	41,152	1,906,984
SunTrust Banks, Inc.	29,178	861,043
Wells Fargo & Co.	101,480	3,144,865

		11,312,075

Beverages — 3.3%
Diageo PLC	72,359	1,340,725
Heineken NV	38,767	1,904,293
PepsiCo, Inc.	29,594	1,933,376

		5,178,394

Biotechnology — 0.4%
Genzyme Corp. (a)	8,079	575,225

Chemicals — 4.6%
Linde AG	15,585	2,370,921
Monsanto Co.	17,480	1,217,307
Praxair, Inc.	19,627	1,873,790
The Sherwin-Williams Co.	20,087	1,682,286

		7,144,304

Commercial Services — 1.9%
MasterCard, Inc. Class A	7,882	1,766,435
Visa, Inc. Class A	17,620	1,240,096

		3,006,531

Computers — 7.3%
Accenture PLC Class A	43,550	2,111,740
Apple, Inc. (a)	13,347	4,305,208
EMC Corp. (a)	134,709	3,084,836
Hewlett-Packard Co.	17,252	726,309
International Business Machines Corp.	8,562	1,256,559

		11,484,652

Cosmetics & Personal Care — 3.4%
Colgate-Palmolive Co.	20,154	1,619,777
The Procter & Gamble Co.	57,208	3,680,191

		5,299,968

	Number of Shares	Value
Diversified Financial — 8.2%
American Express Co.	39,068	$1,676,799
BlackRock, Inc.	8,869	1,690,254
The Charles Schwab Corp.	67,033	1,146,935
Franklin Resources, Inc.	13,673	1,520,574
The Goldman Sachs Group, Inc.	15,469	2,601,267
JP Morgan Chase & Co.	99,532	4,222,147

		12,857,976

Electric — 2.1%
Alliant Energy Corp.	27,140	997,938
American Electric Power Co., Inc.	29,483	1,060,798
Wisconsin Energy Corp.	22,040	1,297,274

		3,356,010

Engineering & Construction — 1.0%
Fluor Corp.	22,810	1,511,391

Entertainment — 0.6%
International Game Technology	34,677	613,436
Ladbrokes PLC	161,205	308,728

		922,164

Foods — 1.5%
General Mills, Inc.	37,178	1,323,165
Nestle SA	17,423	1,021,415

		2,344,580

Health Care – Products — 6.8%
Baxter International, Inc.	19,617	993,013
Becton, Dickinson & Co.	23,134	1,955,286
Johnson & Johnson	52,538	3,249,475
Medtronic, Inc.	66,048	2,449,720
St. Jude Medical, Inc. (a)	46,658	1,994,629

		10,642,123

Health Care – Services — 0.8%
Thermo Fisher Scientific, Inc. (a)	22,500	1,245,600

Household Products — 1.1%
Reckitt Benckiser Group PLC	32,111	1,766,690

Insurance — 2.4%
Aflac, Inc.	29,138	1,644,257
Aon Corp.	30,353	1,396,542
The Travelers Cos., Inc.	13,666	761,333

		3,802,132

Internet — 2.3%
Google, Inc. Class A (a)	4,585	2,723,353
VeriSign, Inc.	27,772	907,311

		3,630,664

Leisure Time — 0.4%
Carnival Corp.	14,461	666,797

Lodging — 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	8,515	517,542

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 3.7%
3M Co.	26,173	$2,258,730
Danaher Corp.	75,552	3,563,788

		5,822,518

Media — 2.2%
The Walt Disney Co.	92,217	3,459,060

Oil & Gas — 8.7%
Chevron Corp.	30,241	2,759,491
EOG Resources, Inc.	15,140	1,383,948
Exxon Mobil Corp.	19,309	1,411,874
Hess Corp.	25,432	1,946,565
Noble Corp.	27,850	996,195
Noble Energy, Inc.	17,259	1,485,655
Occidental Petroleum Corp.	20,591	2,019,977
QEP Resources, Inc.	29,991	1,088,973
Questar Corp.	30,281	527,192

		13,619,870

Oil & Gas Services — 3.7%
Halliburton Co.	46,059	1,880,589
National Oilwell Varco, Inc.	26,906	1,809,429
Schlumberger Ltd.	25,327	2,114,804

		5,804,822

Pharmaceuticals — 3.6%
Abbott Laboratories	59,315	2,841,782
Gilead Sciences, Inc. (a)	38,634	1,400,096
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	27,408	1,428,779

		5,670,657

Retail — 4.7%
Kohl’s Corp. (a)	33,983	1,846,636
Nordstrom, Inc.	17,361	735,759
Staples, Inc.	72,263	1,645,429
Target Corp.	50,988	3,065,908

		7,293,732

Semiconductors — 2.4%
Intel Corp.	65,541	1,378,327
Microchip Technology, Inc.	51,089	1,747,755
Samsung Electronics Co. Ltd. (b)	1,486	625,945

		3,752,027

Software — 2.8%
Oracle Corp.	140,300	4,391,390

Telecommunications — 4.1%
American Tower Corp. Class A (a)	30,082	1,553,435
AT&T, Inc.	52,394	1,539,336
Cisco Systems, Inc. (a)	168,715	3,413,104

		6,505,875

	Number of Shares	Value
Transportation — 1.4%
Canadian National Railway Co.	23,189	$1,541,373
Expeditors International of Washington, Inc.	11,993	654,818

		2,196,191

TOTAL COMMON STOCK (Cost $131,927,780)		155,634,604

TOTAL EQUITIES (Cost $131,927,780)		155,634,604

TOTAL LONG-TERM INVESTMENTS (Cost $131,927,780)		155,634,604

	Principal Amount

SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$1,367,913	1,367,913

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	4,886	4,886

TOTAL SHORT-TERM INVESTMENTS (Cost $1,372,799)		1,372,799

TOTAL INVESTMENTS — 100.1% (Cost $133,300,579) (d)		157,007,403

Other Assets/(Liabilities) — (0.1)%		(156,815)

NET ASSETS — 100.0%		$156,850,588

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $625,945 or 0.40% of net assets.
(c)	Maturity value of $1,367,915. Collateralized by U.S. Government Agency obligations with a rate of 2.486%, maturity date of 3/01/34, and an aggregate market value, including accrued interest, of $1,395,375.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Aerospace & Defense — 5.8%
General Dynamics Corp.	12,600	$894,096
Northrop Grumman Corp.	13,500	874,530
Raytheon Co.	23,500	1,088,990
Rockwell Collins, Inc.	3,900	227,214
United Technologies Corp.	17,300	1,361,856

		4,446,686

Agriculture — 2.5%
Altria Group, Inc.	14,100	347,142
Lorillard, Inc.	3,900	320,034
Philip Morris International, Inc.	21,900	1,281,807

		1,948,983

Apparel — 1.0%
VF Corp.	8,500	732,530

Automotive & Parts — 0.3%
Johnson Controls, Inc.	7,000	267,400

Banks — 8.5%
Bank of America Corp.	64,600	861,764
Bank of New York Mellon Corp.	9,100	274,820
Bank of Nova Scotia	17,900	1,027,536
National Bank of Canada	13,700	943,725
Royal Bank of Canada	6,600	347,152
The Toronto-Dominion Bank	7,800	582,236
U.S. Bancorp	32,400	873,828
Wells Fargo & Co.	51,000	1,580,490

		6,491,551

Beverages — 2.5%
The Coca-Cola Co.	16,600	1,091,782
Diageo PLC	43,500	806,003

		1,897,785

Chemicals — 3.4%
The Dow Chemical Co.	7,900	269,706
E.I. du Pont de Nemours & Co.	27,400	1,366,712
Olin Corp.	18,700	383,724
Praxair, Inc.	6,500	620,555

		2,640,697

Coal — 0.6%
CONSOL Energy, Inc.	4,300	209,582
Peabody Energy Corp.	3,700	236,726

		446,308

Computers — 2.6%
Hewlett-Packard Co.	16,000	673,600
International Business Machines Corp.	8,900	1,306,164

		1,979,764

	Number of Shares	Value
Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	11,700	$340,002
The Procter & Gamble Co.	17,000	1,093,610

		1,433,612

Diversified Financial — 3.5%
American Express Co.	12,300	527,916
JP Morgan Chase & Co.	50,200	2,129,484

		2,657,400

Electric — 6.3%
American Electric Power Co., Inc.	11,100	399,378
Consolidated Edison, Inc.	4,300	213,151
Dominion Resources, Inc.	16,000	683,520
Duke Energy Corp.	19,200	341,952
Entergy Corp.	6,100	432,063
FirstEnergy Corp.	5,000	185,100
ITC Holdings Corp.	3,100	192,138
NextEra Energy, Inc.	9,000	467,910
Northeast Utilities	6,000	191,280
PG&E Corp.	4,900	234,416
PPL Corp.	9,600	252,672
Public Service Enterprise Group, Inc.	17,000	540,770
The Southern Co.	13,400	512,282
Wisconsin Energy Corp.	3,800	223,668

		4,870,300

Foods — 3.7%
General Mills, Inc.	20,400	726,036
H.J. Heinz Co.	10,800	534,168
Kraft Foods, Inc. Class A	18,500	582,935
Unilever NV NY Shares	32,900	1,033,060

		2,876,199

Forest Products & Paper — 1.1%
MeadWestvaco Corp.	14,800	387,168
Temple-Inland, Inc.	13,000	276,120
Weyerhaeuser Co.	8,400	159,012

		822,300

Gas — 0.4%
Sempra Energy	5,700	299,136

Health Care – Products — 0.9%
Johnson & Johnson	11,800	729,830

Household Products — 1.7%
The Clorox Co.	10,700	677,096
Kimberly-Clark Corp.	9,700	611,488

		1,288,584

Insurance — 3.5%
The Chubb Corp.	14,800	882,672
Prudential Financial, Inc.	11,200	657,552
The Travelers Cos., Inc.	21,300	1,186,623

		2,726,847

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 2.3%
Caterpillar, Inc.	18,700	$1,751,442

Machinery – Diversified — 2.7%
Deere & Co.	21,300	1,768,965
Rockwell Automation, Inc.	4,500	322,695

		2,091,660

Manufacturing — 3.3%
3M Co.	9,500	819,850
General Electric Co.	70,900	1,296,761
Honeywell International, Inc.	7,900	419,964

		2,536,575

Media — 0.7%
Comcast Corp. Special Class A	26,400	549,384

Mining — 6.2%
Barrick Gold Corp.	11,400	608,795
BHP Billiton Ltd.	52,200	2,428,173
Cameco Corp.	8,500	344,375
Rio Tinto Ltd.	9,600	838,968
Southern Copper Corp.	10,800	526,392

		4,746,703

Oil & Gas — 11.1%
Chevron Corp.	25,500	2,326,875
ConocoPhillips	12,600	858,060
EQT Corp.	11,800	529,112
Exxon Mobil Corp.	23,500	1,718,320
Marathon Oil Corp.	18,200	673,946
Murphy Oil Corp.	2,100	156,555
Occidental Petroleum Corp.	8,900	873,090
Total SA Sponsored ADR (France)	26,500	1,417,220

		8,553,178

Oil & Gas Services — 0.5%
Schlumberger Ltd.	4,700	392,450

Packaging & Containers — 0.3%
Packaging Corporation of America	9,000	232,560

Pharmaceuticals — 5.6%
Abbott Laboratories	12,800	613,248
Bristol-Myers Squibb Co.	43,300	1,146,584
Mead Johnson Nutrition Co.	11,200	697,200
Merck & Co., Inc.	25,800	929,832
Pfizer, Inc.	50,800	889,508

		4,276,372

Pipelines — 1.8%
Enbridge, Inc.	16,900	956,030
Spectra Energy Corp.	15,700	392,343

		1,348,373

Retail — 4.1%
The Home Depot, Inc.	17,700	620,562
Limited Brands, Inc.	17,400	534,702

	Number of Shares	Value
McDonald’s Corp.	16,500	$1,266,540
Wal-Mart Stores, Inc.	13,300	717,269

		3,139,073

Semiconductors — 0.9%
Intel Corp.	31,200	656,136

Software — 0.8%
Microsoft Corp.	21,300	594,696

Telecommunications — 6.3%
AT&T, Inc.	43,600	1,280,968
BCE, Inc.	8,700	308,502
CenturyLink, Inc.	9,700	447,849
Qwest Communications International, Inc.	150,100	1,142,261
Verizon Communications, Inc.	25,900	926,702
Vodafone Group PLC Sponsored ADR (United Kingdom)	15,200	401,736
Windstream Corp.	23,900	333,166

		4,841,184

Toys, Games & Hobbies — 0.5%
Mattel, Inc.	15,600	396,708

Transportation — 1.9%
Canadian National Railway Co.	13,200	877,404
United Parcel Service, Inc. Class B	8,500	616,930

		1,494,334

Water — 0.6%
American Water Works Co., Inc.	18,300	462,807

TOTAL COMMON STOCK (Cost $65,994,827)		76,619,547

TOTAL EQUITIES (Cost $65,994,827)		76,619,547

TOTAL LONG-TERM INVESTMENTS (Cost $65,994,827)		76,619,547

	Principal Amount

SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (a)	$47,384	47,384

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	$3,045	$3,045

TOTAL SHORT-TERM INVESTMENTS (Cost $50,429)		50,429

TOTAL INVESTMENTS — 99.9% (Cost $66,045,256) (b)		76,669,976

Other Assets/(Liabilities) — 0.1%		72,044

NET ASSETS — 100.0%		$76,742,020

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Maturity value of $47,384. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $50,476.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Apparel — 1.3%
Nike, Inc. Class B	26,010	$2,221,774

Auto Manufacturers — 2.8%
Ford Motor Co. (a)	118,230	1,985,082
Paccar, Inc.	47,430	2,723,430

		4,708,512

Automotive & Parts — 0.9%
TRW Automotive Holdings Corp. (a)	28,170	1,484,559

Beverages — 4.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	39,290	2,243,066
The Coca-Cola Co.	51,870	3,411,490
Coca-Cola Enterprises, Inc.	63,830	1,597,665

		7,252,221

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a)	10,890	877,189
Celgene Corp. (a)	40,990	2,424,149

		3,301,338

Chemicals — 2.1%
FMC Corp.	18,500	1,477,965
Praxair, Inc.	21,730	2,074,563

		3,552,528

Coal — 0.8%
Walter Energy, Inc.	10,130	1,295,019

Commercial Services — 1.0%
Visa, Inc. Class A	23,630	1,663,079

Computers — 11.2%
Apple, Inc. (a)	28,690	9,254,247
Cognizant Technology Solutions Corp. Class A (a)	20,960	1,536,158
EMC Corp. (a)	133,910	3,066,539
Hewlett-Packard Co.	66,760	2,810,596
NetApp, Inc. (a)	37,070	2,037,367

		18,704,907

Diversified Financial — 6.1%
American Express Co.	57,040	2,448,157
BlackRock, Inc.	4,800	914,784
The Charles Schwab Corp.	25,940	443,833
Franklin Resources, Inc.	12,830	1,426,824
IntercontinentalExchange, Inc. (a)	18,750	2,234,063
T. Rowe Price Group, Inc.	42,870	2,766,830

		10,234,491

Electrical Components & Equipment — 2.1%
AMETEK, Inc.	47,430	1,861,627
Emerson Electric Co.	28,050	1,603,619

		3,465,246

	Number of Shares	Value
Electronics — 0.7%
Agilent Technologies, Inc. (a)	27,960	$1,158,383

Health Care – Products — 1.3%
ResMed, Inc. (a)	26,700	924,888
Varian Medical Systems, Inc. (a)	17,380	1,204,086

		2,128,974

Household Products — 0.5%
Church & Dwight Co., Inc.	12,720	877,934

Internet — 8.9%
Amazon.com, Inc. (a)	29,280	5,270,400
Check Point Software Technologies Ltd. (a)	55,460	2,565,580
F5 Networks, Inc. (a)	5,290	688,546
Google, Inc. Class A (a)	8,260	4,906,192
Priceline.com, Inc. (a)	3,510	1,402,421

		14,833,139

Lodging — 1.7%
Marriott International, Inc. Class A	68,060	2,827,212

Machinery – Diversified — 7.3%
Cummins, Inc.	33,500	3,685,335
Deere & Co.	50,770	4,216,449
Flowserve Corp.	20,670	2,464,277
Rockwell Automation, Inc.	25,120	1,801,355

		12,167,416

Media — 2.6%
Scripps Networks Interactive Class A	41,050	2,124,338
The Walt Disney Co.	61,240	2,297,112

		4,421,450

Metal Fabricate & Hardware — 2.0%
Precision Castparts Corp.	24,070	3,350,785

Mining — 2.0%
Freeport-McMoRan Copper & Gold, Inc.	14,740	1,770,127
Goldcorp, Inc.	35,430	1,629,071

		3,399,198

Oil & Gas — 3.8%
Concho Resources, Inc. (a)	25,060	2,197,010
Noble Energy, Inc.	13,120	1,129,370
Occidental Petroleum Corp.	31,800	3,119,580

		6,445,960

Oil & Gas Services — 4.2%
Halliburton Co.	87,580	3,575,891
Schlumberger Ltd.	41,340	3,451,890

		7,027,781

Pharmaceuticals — 5.0%
Allergan, Inc.	25,820	1,773,060
AmerisourceBergen Corp.	66,460	2,267,615

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Express Scripts, Inc. (a)	27,290	$1,475,025
Shire PLC Sponsored ADR (United Kingdom)	19,680	1,424,438
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	28,230	1,471,630

		8,411,768

Retail — 6.2%
Costco Wholesale Corp.	24,950	1,801,639
Kohl’s Corp. (a)	30,800	1,673,672
Limited Brands, Inc.	42,100	1,293,733
McDonald’s Corp.	20,740	1,592,002
Target Corp.	43,920	2,640,910
Tiffany & Co.	22,080	1,374,922

		10,376,878

Semiconductors — 2.2%
Broadcom Corp. Class A	46,440	2,022,462
Marvell Technology Group Ltd. (a)	87,490	1,622,940

		3,645,402

Software — 5.7%
Autodesk, Inc. (a)	59,090	2,257,238
Citrix Systems, Inc. (a)	25,530	1,746,507
Intuit, Inc. (a)	17,510	863,243
Oracle Corp.	147,510	4,617,063

		9,484,051

Telecommunications — 5.4%
American Tower Corp. Class A (a)	50,770	2,621,763
Cisco Systems, Inc. (a)	111,260	2,250,790
Juniper Networks, Inc. (a)	68,630	2,533,820
QUALCOMM, Inc.	33,170	1,641,583

		9,047,956

Transportation — 4.4%
CSX Corp.	20,110	1,299,307
Expeditors International of Washington, Inc.	28,510	1,556,646
FedEx Corp.	36,950	3,436,720
United Continental Holdings, Inc. (a)	45,320	1,079,522

		7,372,195

TOTAL COMMON STOCK (Cost $140,118,107)		164,860,156

TOTAL EQUITIES (Cost $140,118,107)		164,860,156

TOTAL LONG-TERM INVESTMENTS (Cost $140,118,107)		164,860,156

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$1,930,204	$1,930,204

TOTAL SHORT-TERM INVESTMENTS (Cost $1,930,204)		1,930,204

TOTAL INVESTMENTS — 99.7% (Cost $142,048,311) (c)		166,790,360

Other Assets/(Liabilities) — 0.3%		525,308

NET ASSETS — 100.0%		$167,315,668

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,930,205. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,972,454.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.5%

COMMON STOCK — 96.5%
Advertising — 1.2%
Lamar Advertising Co. Class A (a)	104,000	$4,143,360

Aerospace & Defense — 1.5%
Alliant Techsystems, Inc. (a)	10,000	744,300
Goodrich Corp.	24,000	2,113,680
Rockwell Collins, Inc.	43,000	2,505,180

		5,363,160

Automotive & Parts — 1.0%
WABCO Holdings, Inc. (a)	57,000	3,473,010

Banks — 1.6%
Fifth Third Bancorp	79,000	1,159,720
First Republic Bank/San Francisco CA (a)	5,000	145,600
Popular, Inc. (a)	377,000	1,183,780
SunTrust Banks, Inc.	43,000	1,268,930
TCF Financial Corp.	121,000	1,792,010

		5,550,040

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc. (a)	22,000	1,772,100
Human Genome Sciences, Inc. (a)	86,000	2,054,540
Illumina, Inc. (a)	48,000	3,040,320
Regeneron Pharmaceuticals, Inc. (a)	43,000	1,411,690
Vertex Pharmaceuticals, Inc. (a)	44,000	1,541,320

		9,819,970

Coal — 2.2%
Alpha Natural Resources, Inc. (a)	27,000	1,620,810
CONSOL Energy, Inc.	82,000	3,996,680
Peabody Energy Corp.	35,000	2,239,300

		7,856,790

Commercial Services — 7.3%
Booz Allen Hamilton Holding Corp. (a)	5,000	97,150
Gartner, Inc. (a)	87,000	2,888,400
Global Payments, Inc.	92,000	4,251,320
Hertz Global Holdings, Inc. (a)	276,000	3,999,240
Manpower, Inc.	36,000	2,259,360
Quanta Services, Inc. (a)	172,000	3,426,240
Robert Half International, Inc.	100,000	3,060,000
Verisk Analytics, Inc. Class A (a)	54,000	1,840,320
Western Union Co.	191,000	3,546,870

		25,368,900

Computers — 2.0%
IHS, Inc. Class A (a)	60,000	4,823,400
MICROS Systems, Inc. (a)	52,000	2,280,720

		7,104,120

	Number of Shares	Value
Distribution & Wholesale — 1.2%
Fastenal Co.	67,000	$4,013,970

Diversified Financial — 3.2%
CBOE Holdings, Inc.	41,100	939,546
Eaton Vance Corp.	61,000	1,844,030
Interactive Brokers Group, Inc. Class A	44,000	784,080
IntercontinentalExchange, Inc. (a)	20,000	2,383,000
LPL Investment Holdings, Inc. (a)	6,000	218,220
NYSE Euronext	70,000	2,098,600
TD Ameritrade Holding Corp.	154,000	2,924,460

		11,191,936

Electric — 1.1%
Calpine Corp. (a)	277,000	3,695,180

Electrical Components & Equipment — 1.8%
A123 Systems, Inc. (a)	44,000	419,760
AMETEK, Inc.	148,000	5,809,000

		6,228,760

Electronics — 3.6%
Dolby Laboratories, Inc. Class A (a)	52,000	3,468,400
FLIR Systems, Inc. (a)	89,000	2,647,750
Trimble Navigation Ltd. (a)	78,000	3,114,540
Waters Corp. (a)	43,000	3,341,530

		12,572,220

Energy – Alternate Sources — 0.4%
First Solar, Inc. (a)	10,000	1,301,400

Engineering & Construction — 1.6%
Foster Wheeler AG (a)	36,000	1,242,720
McDermott International, Inc. (a)	217,000	4,489,730

		5,732,450

Entertainment — 0.2%
Madison Square Garden, Inc. Class A (a)	24,000	618,720

Foods — 0.9%
Whole Foods Market, Inc. (a)	60,000	3,035,400

Health Care – Products — 5.4%
Bruker Corp. (a)	80,000	1,328,000
C.R. Bard, Inc.	35,000	3,211,950
CareFusion Corp. (a)	112,000	2,878,400
Edwards Lifesciences Corp. (a)	43,000	3,476,120
Henry Schein, Inc. (a)	56,000	3,437,840
IDEXX Laboratories, Inc. (a)	35,000	2,422,700
QIAGEN NV (a)	102,000	1,994,100

		18,749,110

Health Care – Services — 2.6%
Community Health Systems, Inc. (a)	96,000	3,587,520
Covance, Inc. (a)	69,000	3,547,290

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Laboratory Corporation of America Holdings (a)	21,000	$1,846,320

		8,981,130

Insurance — 2.1%
Aon Corp.	61,000	2,806,610
HCC Insurance Holdings, Inc.	4,300	124,442
Principal Financial Group, Inc.	86,000	2,800,160
W.R. Berkley Corp.	64,000	1,752,320

		7,483,532

Internet — 3.7%
Akamai Technologies, Inc. (a)	26,000	1,223,300
Equinix, Inc. (a)	20,000	1,625,200
Expedia, Inc.	139,000	3,487,510
Liberty Media Corp. – Interactive Class A (a)	154,000	2,428,580
McAfee, Inc. (a)	52,000	2,408,120
Rackspace Hosting, Inc. (a)	41,000	1,287,810
WebMD Health Corp. (a)	6,700	342,102

		12,802,622

Lodging — 2.3%
Choice Hotels International, Inc.	40,000	1,530,800
Gaylord Entertainment Co. (a)	18,000	646,920
Marriott International, Inc. Class A	104,000	4,320,160
Wynn Resorts Ltd.	13,000	1,349,920

		7,847,800

Machinery – Diversified — 4.4%
Babcock & Wilcox Co. (a)	114,000	2,917,260
Gardner Denver, Inc.	60,000	4,129,200
IDEX Corp.	77,000	3,012,240
Roper Industries, Inc.	60,000	4,585,800
Wabtec Corp.	10,000	528,900

		15,173,400

Manufacturing — 1.0%
Danaher Corp.	18,000	849,060
Textron, Inc.	114,000	2,694,960

		3,544,020

Media — 3.7%
Cablevision Systems Corp. Class A	102,000	3,451,680
Discovery Communications, Inc. Series A (a)	52,000	2,168,400
Discovery Communications, Inc. Series C (a)	61,000	2,238,090
FactSet Research Systems, Inc.	35,000	3,281,600
Liberty Media Corp. – Starz Series A (a)	26,000	1,728,480

		12,868,250

Mining — 2.1%
Agnico-Eagle Mines Ltd.	60,000	4,602,000
Franco-Nevada Corp.	59,000	1,972,796

	Number of Shares	Value
HudBay Minerals, Inc.	46,000	$839,500

		7,414,296

Oil & Gas — 4.2%
Atlas Energy, Inc. (a)	56,000	2,462,320
Continental Resources, Inc. (a)	31,000	1,824,350
EQT Corp.	44,200	1,981,928
Range Resources Corp.	77,000	3,463,460
SM Energy Co.	35,000	2,062,550
Ultra Petroleum Corp. (a)	62,000	2,961,740

		14,756,348

Oil & Gas Services — 1.6%
FMC Technologies, Inc. (a)	39,000	3,467,490
Trican Well Service Ltd.	87,500	1,771,640
Trican Well Service Ltd. (a) (b)	16,500	334,080

		5,573,210

Pharmaceuticals — 3.7%
BioMarin Pharmaceutical, Inc. (a)	43,000	1,157,990
Cephalon, Inc. (a)	52,000	3,209,440
DENTSPLY International, Inc.	86,000	2,938,620
Elan Corp. PLC Sponsored ADR (Ireland) (a)	131,000	750,630
SXC Health Solutions Corp. (a)	14,000	600,040
Theravance, Inc. (a)	51,000	1,278,570
Valeant Pharmaceuticals International, Inc.	100,000	2,829,000

		12,764,290

Retail — 8.4%
Bed Bath & Beyond, Inc. (a)	36,000	1,769,400
CarMax, Inc. (a)	127,000	4,048,760
Chipotle Mexican Grill, Inc. (a)	21,000	4,465,860
Coach, Inc.	35,000	1,935,850
Dollar General Corp. (a)	137,000	4,201,790
MSC Industrial Direct Co., Inc. Class A	30,000	1,940,700
O’Reilly Automotive, Inc. (a)	55,000	3,323,100
Panera Bread Co. Class A (a)	13,000	1,315,730
Shoppers Drug Mart Corp.	78,000	3,099,769
Starbucks Corp.	51,000	1,638,630
Tim Hortons, Inc.	38,000	1,566,740

		29,306,329

Semiconductors — 8.2%
Altera Corp.	86,000	3,059,880
Cree, Inc. (a)	28,000	1,844,920
Intersil Corp. Class A	93,000	1,420,110
Marvell Technology Group Ltd. (a)	92,000	1,706,600
MEMC Electronic Materials, Inc. (a)	151,000	1,700,260
Microchip Technology, Inc.	83,000	2,839,430
National Semiconductor Corp.	175,000	2,408,000
NVIDIA Corp. (a)	110,000	1,694,000
PMC-Sierra, Inc. (a)	80,000	687,200

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rovi Corp. (a)	61,000	$3,782,610
Silicon Laboratories, Inc. (a)	43,000	1,978,860
Varian Semiconductor Equipment Associates, Inc. (a)	60,000	2,218,200
Xilinx, Inc.	109,000	3,158,820

		28,498,890

Software — 6.2%
Autodesk, Inc. (a)	36,000	1,375,200
Cerner Corp. (a)	11,000	1,042,140
Electronic Arts, Inc. (a)	89,000	1,457,820
Fiserv, Inc. (a)	73,000	4,274,880
MSCI, Inc. Class A (a)	82,000	3,194,720
Nuance Communications, Inc. (a)	175,000	3,181,500
Red Hat, Inc. (a)	79,000	3,606,350
Solera Holdings, Inc.	69,000	3,541,080

		21,673,690

Telecommunications — 2.7%
Atheros Communications, Inc. (a)	41,000	1,472,720
JDS Uniphase Corp. (a)	317,000	4,590,160
Juniper Networks, Inc. (a)	95,000	3,507,400

		9,570,280

Transportation — 0.6%
UTI Worldwide, Inc.	93,000	1,971,600

TOTAL COMMON STOCK (Cost $240,640,752)		336,048,183

TOTAL EQUITIES (Cost $240,640,752)		336,048,183

MUTUAL FUNDS — 1.7%
Diversified Financial — 1.7%
T. Rowe Price Government Reserve Investment Fund	5,781,127	5,781,127

TOTAL MUTUAL FUNDS (Cost $5,781,127)		5,781,127

TOTAL LONG-TERM INVESTMENTS (Cost $246,421,879)		341,829,310

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$8,637,312	8,637,312

TOTAL SHORT-TERM INVESTMENTS (Cost $8,637,312)		8,637,312

Value
TOTAL INVESTMENTS — 100.7% (Cost $255,059,191) (d)	$350,466,622

Other Assets/(Liabilities) — (0.7)%	(2,519,670)

NET ASSETS — 100.0%	$347,946,952

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $334,080 or 0.10% of net assets.
(c)	Maturity value of $8,637,318. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $8,813,952.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Airlines — 0.4%
Southwest Airlines Co.	140,100	$1,818,497

Banks — 6.4%
Comerica, Inc.	146,162	6,173,883
Commerce Bancshares, Inc.	153,189	6,086,211
Northern Trust Corp.	193,902	10,744,110
State Street Corp.	39,100	1,811,894
SunTrust Banks, Inc.	89,500	2,641,145

		27,457,243

Chemicals — 0.7%
Minerals Technologies, Inc.	43,081	2,817,928

Commercial Services — 0.6%
Automatic Data Processing, Inc.	29,400	1,360,632
Booz Allen Hamilton Holding Corp. (a)	56,253	1,092,996

		2,453,628

Computers — 0.5%
Cadence Design Systems, Inc. (a)	262,300	2,166,598

Distribution & Wholesale — 1.1%
Beacon Roofing Supply, Inc. (a)	170,700	3,050,409
Genuine Parts Co.	31,118	1,597,598

		4,648,007

Diversified Financial — 1.3%
BlackRock, Inc.	5,736	1,093,167
The Charles Schwab Corp.	121,800	2,083,998
Franklin Resources, Inc.	19,800	2,201,958

		5,379,123

Electric — 8.5%
American Electric Power Co., Inc.	72,248	2,599,483
Consolidated Edison, Inc.	29,100	1,442,487
Great Plains Energy, Inc.	30,357	588,622
IDACORP, Inc.	26,473	978,972
Northeast Utilities	129,271	4,121,159
NV Energy, Inc.	442,200	6,212,910
PG&E Corp.	124,700	5,965,648
Portland General Electric Co.	118,181	2,564,528
Westar Energy, Inc.	252,914	6,363,316
Wisconsin Energy Corp.	27,039	1,591,516
Xcel Energy, Inc.	182,173	4,290,174

		36,718,815

Electrical Components & Equipment — 1.8%
Hubbell, Inc. Class B	83,966	5,048,875
Molex, Inc.	122,580	2,785,018

		7,833,893

	Number of Shares	Value
Electronics — 1.5%
Thomas & Betts Corp. (a)	135,000	$6,520,500

Entertainment — 0.9%
International Speedway Corp. Class A	87,521	2,290,425
Speedway Motorsports, Inc.	97,654	1,496,059

		3,786,484

Environmental Controls — 3.9%
Republic Services, Inc.	452,628	13,515,472
Waste Management, Inc.	89,512	3,300,307

		16,815,779

Foods — 6.0%
ConAgra Foods, Inc.	358,409	8,092,875
General Mills, Inc.	100,800	3,587,472
H.J. Heinz Co.	110,000	5,440,600
Kellogg Co.	140,900	7,197,172
Sysco Corp.	51,700	1,519,980

		25,838,099

Forest Products & Paper — 1.4%
MeadWestvaco Corp.	101,000	2,642,160
Weyerhaeuser Co.	168,893	3,197,144

		5,839,304

Gas — 0.9%
AGL Resources, Inc.	94,000	3,369,900
Southwest Gas Corp.	8,249	302,491

		3,672,391

Hand & Machine Tools — 0.5%
Stanley Black & Decker, Inc.	32,600	2,179,962

Health Care – Products — 5.7%
Beckman Coulter, Inc.	103,381	7,777,352
Boston Scientific Corp. (a)	300,000	2,271,000
CareFusion Corp. (a)	151,821	3,901,800
Covidien PLC	47,600	2,173,416
Symmetry Medical, Inc. (a)	70,863	655,483
Zimmer Holdings, Inc. (a)	140,900	7,563,512

		24,342,563

Health Care – Services — 1.5%
LifePoint Hospitals, Inc. (a)	152,100	5,589,675
Select Medical Holdings Corp. (a)	146,805	1,073,145

		6,662,820

Home Builders — 0.4%
Toll Brothers, Inc. (a)	100,300	1,905,700

Home Furnishing — 0.8%
Whirlpool Corp.	40,700	3,615,381

Household Products — 2.8%
The Clorox Co.	45,200	2,860,256
Kimberly-Clark Corp.	148,494	9,361,062

		12,221,318

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 11.4%
ACE Ltd.	89,600	$5,577,600
The Allstate Corp.	138,600	4,418,568
Aon Corp.	156,200	7,186,762
The Chubb Corp.	56,000	3,339,840
HCC Insurance Holdings, Inc.	207,520	6,005,629
Marsh & McLennan Cos., Inc.	244,711	6,690,399
Symetra Financial Corp.	210,932	2,889,768
Transatlantic Holdings, Inc.	108,064	5,578,264
The Travelers Cos., Inc.	101,500	5,654,565
Unum Group	73,600	1,782,592

		49,123,987

Machinery – Diversified — 0.5%
Altra Holdings, Inc. (a)	102,478	2,035,213

Manufacturing — 3.1%
Harsco Corp.	123,800	3,506,016
ITT Corp.	83,600	4,356,396
Tyco International Ltd.	128,600	5,329,184

		13,191,596

Metal Fabricate & Hardware — 1.4%
Kaydon Corp.	146,210	5,953,671

Mining — 1.0%
Newmont Mining Corp.	68,089	4,182,707

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	89,800	2,171,364

Oil & Gas — 8.0%
Devon Energy Corp.	55,700	4,373,007
EOG Resources, Inc.	14,500	1,325,445
EQT Corp.	166,899	7,483,751
Imperial Oil Ltd.	308,700	12,593,793
Murphy Oil Corp.	60,200	4,487,910
Noble Energy, Inc.	19,900	1,712,992
Southwestern Energy Co. (a)	64,700	2,421,721

		34,398,619

Oil & Gas Services — 0.5%
Baker Hughes, Inc.	37,600	2,149,592

Packaging & Containers — 1.5%
Bemis Co., Inc.	195,366	6,380,654

Pharmaceuticals — 1.4%
Patterson Cos., Inc.	200,600	6,144,378

Pipelines — 0.5%
Spectra Energy Partners LP	71,400	2,345,490

Real Estate Investment Trusts (REITS) — 3.5%
Annaly Capital Management, Inc.	76,231	1,366,060
Capstead Mortgage Corp.	124,400	1,566,196
Government Properties Income Trust	170,610	4,570,642
Host Hotels & Resorts, Inc.	69,238	1,237,283
National Health Investors, Inc.	4,800	216,096
Piedmont Office Realty Trust, Inc. Class A	299,288	6,027,660

		14,983,937

	Number of Shares	Value
Retail — 7.3%
Best Buy Co., Inc.	87,700	$3,007,233
CEC Entertainment, Inc. (a)	140,400	5,451,732
CVS Caremark Corp.	157,400	5,472,798
Lowe’s Cos., Inc.	390,400	9,791,232
Staples, Inc.	262,900	5,986,233
Target Corp.	30,800	1,852,004

		31,561,232

Savings & Loans — 3.3%
Capitol Federal Financial, Inc.	142,178	1,693,340
Hudson City Bancorp, Inc.	461,600	5,880,784
People’s United Financial, Inc.	464,112	6,502,209

		14,076,333

Semiconductors — 2.9%
Applied Materials, Inc.	452,900	6,363,245
Emulex Corp. (a)	226,700	2,643,322
Teradyne, Inc. (a)	231,900	3,255,876

		12,262,443

Telecommunications — 2.3%
Consolidated Communications Holdings, Inc.	88,700	1,711,910
Qwest Communications International, Inc.	727,700	5,537,797
Rogers Communications, Inc. Class B	47,800	1,662,692
Windstream Corp.	65,174	908,526

		9,820,925

Textiles — 0.7%
Cintas Corp.	102,400	2,863,104

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	36,800	935,824

TOTAL COMMON STOCK (Cost $374,144,199)		419,275,102

TOTAL EQUITIES (Cost $374,144,199)		419,275,102

MUTUAL FUNDS — 2.8%
Diversified Financial — 2.8%
iShares Russell Midcap Value Index Fund	266,800	12,008,668

TOTAL MUTUAL FUNDS (Cost $11,319,802)		12,008,668

TOTAL LONG-TERM INVESTMENTS (Cost $385,464,001)		431,283,770

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$5,047,007	$5,047,007

TOTAL SHORT-TERM INVESTMENTS (Cost $5,047,007)		5,047,007

TOTAL INVESTMENTS — 101.6% (Cost $390,511,008) (c)		436,330,777

Other Assets/(Liabilities) — (1.6)%		(6,782,176)

NET ASSETS — 100.0%		$429,548,601

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $5,047,011. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $5,148,571.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Aerospace & Defense — 2.6%
AAR Corp. (a)	3,760	$103,287
Aerovironment, Inc. (a)	1,416	37,991
Cubic Corp.	1,500	70,725
Curtiss-Wright Corp.	4,350	144,420
Esterline Technologies Corp. (a)	2,879	197,471
GenCorp, Inc. (a)	5,606	28,983
Kaman Corp.	2,422	70,408
Moog, Inc. Class A (a)	4,359	173,488
Orbital Sciences Corp. (a)	5,591	95,774
Teledyne Technologies, Inc. (a)	3,484	153,192
Triumph Group, Inc.	1,579	141,178

		1,216,917

Agriculture — 0.2%
Alliance One International, Inc. (a)	8,605	36,485
The Andersons, Inc.	1,772	64,412

		100,897

Airlines — 0.3%
Allegiant Travel Co.	1,451	71,447
SkyWest, Inc.	5,208	81,349

		152,796

Apparel — 2.2%
Carter’s, Inc. (a)	5,449	160,800
Crocs, Inc. (a)	8,371	143,312
Iconix Brand Group, Inc. (a)	6,975	134,687
K-Swiss, Inc. Class A (a)	2,579	32,160
Maidenform Brands, Inc. (a)	2,210	52,532
Oxford Industries, Inc.	1,289	33,011
Perry Ellis International, Inc. (a)	949	26,069
Quiksilver, Inc. (a)	12,461	63,177
Skechers U.S.A., Inc. Class A (a)	3,205	64,100
Steven Madden Ltd. (a)	2,213	92,327
True Religion Apparel, Inc. (a)	2,423	53,936
Volcom, Inc.	1,638	30,909
Wolverine World Wide, Inc.	4,690	149,517

		1,036,537

Automotive & Parts — 0.2%
Spartan Motors, Inc.	3,010	18,331
Standard Motor Products, Inc.	1,882	25,783
Superior Industries International, Inc.	2,228	47,278

		91,392

Banks — 6.1%
Bank Mutual Corp.	4,500	21,510
Bank of the Ozarks, Inc.	1,243	53,884
Boston Private Financial Holdings, Inc.	7,279	47,677
City Holding Co.	1,471	53,294

	Number of Shares	Value
Columbia Banking System, Inc.	3,785	$79,712
Community Bank System, Inc.	3,198	88,808
First BanCorp (a)	30,713	14,128
First Commonwealth Financial Corp.	9,148	64,768
First Financial Bancorp	5,590	103,303
First Financial Bankshares, Inc.	1,977	101,183
First Midwest Bancorp, Inc.	7,156	82,437
Glacier Bancorp, Inc.	6,816	102,990
Hancock Holding Co.	2,825	98,480
Hanmi Financial Corp. (a)	14,576	16,762
Home Bancshares, Inc.	2,083	45,889
Independent Bank Corp.	2,029	54,884
Nara Bancorp, Inc. (a)	3,625	35,598
National Penn Bancshares, Inc.	11,898	95,541
NBT Bancorp, Inc.	3,302	79,743
Old National Bancorp	9,053	107,640
Pinnacle Financial Partners, Inc. (a)	3,168	43,021
PrivateBancorp, Inc.	5,620	80,816
S&T Bancorp, Inc.	2,416	54,577
Signature Bank (a)	3,848	192,400
Simmons First National Corp. Class A	1,653	47,111
Sterling Bancorp	2,631	27,547
Sterling Bancshares, Inc.	9,772	68,599
Susquehanna Bancshares, Inc.	12,261	118,687
Texas Capital Bancshares, Inc. (a)	3,475	73,913
Tompkins Financial Corp.	768	30,075
Trustco Bank Corp. NY	7,300	46,282
UMB Financial Corp.	2,863	118,586
Umpqua Holdings Corp.	10,992	133,883
United Bankshares, Inc.	3,694	107,865
United Community Banks, Inc. (a)	9,016	17,581
Whitney Holding Corp.	9,107	128,864
Wilmington Trust Corp.	8,830	38,322
Wilshire Bancorp, Inc.	1,857	14,150
Wintrust Financial Corp.	3,244	107,149

		2,797,659

Beverages — 0.3%
Boston Beer Co., Inc. Class A (a)	870	82,728
Peet’s Coffee & Tea, Inc. (a)	1,223	51,048

		133,776

Biotechnology — 1.1%
Affymetrix, Inc. (a)	6,866	34,536
Arqule, Inc. (a)	3,537	20,762
Cambrex Corp. (a)	3,000	15,510
CryoLife, Inc. (a)	2,593	14,054
Enzo Biochem, Inc. (a)	3,341	17,640
Integra LifeSciences Holdings (a)	1,937	91,620
Martek Biosciences Corp. (a)	3,195	100,004
Regeneron Pharmaceuticals, Inc. (a)	6,965	228,661

		522,787

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.6%
AAON, Inc.	1,122	$31,652
Apogee Enterprises, Inc.	2,625	35,359
Comfort Systems USA, Inc.	3,672	48,360
Drew Industries, Inc.	1,866	42,396
Eagle Materials, Inc.	4,234	119,610
Gibraltar Industries, Inc. (a)	2,947	39,991
NCI Building Systems, Inc. (a)	1,640	22,944
Quanex Building Products Corp.	3,557	67,476
Simpson Manufacturing Co., Inc.	3,797	117,365
Texas Industries, Inc.	2,667	122,095
Universal Forest Products, Inc.	1,851	72,004

		719,252

Chemicals — 1.6%
A. Schulman, Inc.	2,948	67,480
American Vanguard Corp.	2,100	17,934
Arch Chemicals, Inc.	2,411	91,449
Balchem Corp.	2,748	92,910
H.B. Fuller Co.	4,706	96,567
OM Group, Inc. (a)	2,962	114,067
Penford Corp. (a)	1,200	7,332
PolyOne Corp. (a)	8,967	111,998
Quaker Chemical Corp.	1,097	45,712
Stepan Co.	738	56,287
Zep, Inc.	2,100	41,748

		743,484

Commercial Services — 6.6%
ABM Industries, Inc.	4,435	116,640
Administaff, Inc.	2,168	63,522
American Public Education, Inc. (a)	1,692	63,010
AMN Healthcare Services, Inc. (a)	3,768	23,136
Arbitron, Inc.	2,543	105,585
Capella Education Co. (a)	1,565	104,198
CDI Corp.	1,201	22,327
Chemed Corp.	2,194	139,341
Coinstar, Inc. (a)	3,027	170,844
Consolidated Graphics, Inc. (a)	969	46,929
Corinthian Colleges, Inc. (a)	8,099	42,196
Corvel Corp. (a)	616	29,784
Cross Country Healthcare, Inc. (a)	2,900	24,563
Exponent, Inc. (a)	1,341	50,328
Forrester Research, Inc.	1,403	49,512
The Geo Group, Inc. (a)	6,177	152,325
Healthcare Services Group, Inc.	6,320	102,826
Healthspring, Inc. (a)	5,484	145,490
Heartland Payment Systems, Inc.	3,600	55,512
Heidrick & Struggles International, Inc.	1,701	48,734
Hillenbrand, Inc.	5,978	124,402
HMS Holdings Corp. (a)	2,646	171,381
Kelly Services, Inc. Class A (a)	2,700	50,760
Kendle International, Inc. (a)	1,352	14,723
Landauer, Inc.	900	53,973

	Number of Shares	Value
Live Nation Entertainment Inc (a)	14,321	$163,546
MAXIMUS, Inc.	1,626	106,633
Medifast, Inc. (a)	1,294	37,371
Midas, Inc. (a)	1,311	10,632
Monro Muffler Brake, Inc.	2,869	99,239
On Assignment, Inc. (a)	3,593	29,283
PAREXEL International Corp. (a)	5,562	118,081
Pre-Paid Legal Services, Inc. (a)	949	57,177
SFN Group, Inc. (a)	5,094	49,717
Startek, Inc. (a)	1,300	6,591
TeleTech Holdings, Inc. (a)	2,696	55,511
TrueBlue, Inc. (a)	4,185	75,288
Universal Technical Institute, Inc.	1,980	43,600
Viad Corp.	1,904	48,495
Volt Information Sciences, Inc. (a)	1,117	9,662
Wright Express Corp. (a)	3,670	168,820

		3,051,687

Computers — 2.2%
Agilysys, Inc. (a)	1,842	10,370
CACI International, Inc. Class A (a)	2,899	154,806
Ciber, Inc. (a)	6,428	30,083
Compellent Technologies, Inc. (a)	2,242	61,857
Hutchinson Technology, Inc. (a)	2,421	8,982
iGate Corp.	2,735	53,907
Integral Systems, Inc. (a)	1,800	17,838
LogMeIn, Inc. (a)	1,514	67,131
Manhattan Associates, Inc. (a)	2,094	63,951
Mercury Computer Systems, Inc. (a)	2,350	43,193
MTS Systems Corp.	1,469	55,029
NCI, Inc. Class A (a)	800	18,392
Netscout Systems, Inc. (a)	3,326	76,531
Radiant Systems, Inc. (a)	3,189	62,409
RadiSys Corp. (a)	2,443	21,743
Stratasys, Inc. (a)	1,992	65,019
Super Micro Computer, Inc. (a)	2,327	26,853
SYKES Enterprises, Inc. (a)	3,935	79,723
Synaptics, Inc. (a)	3,269	96,043

		1,013,860

Distribution & Wholesale — 1.0%
Brightpoint, Inc. (a)	6,382	55,715
MWI Veterinary Supply, Inc. (a)	1,201	75,843
Pool Corp.	4,673	105,330
ScanSource, Inc. (a)	2,548	81,281
United Stationers, Inc. (a)	2,184	139,361

		457,530

Diversified Financial — 1.7%
Interactive Brokers Group, Inc. Class A	4,000	71,280
Investment Technology Group, Inc. (a)	4,056	66,397
LaBranche & Co., Inc. (a)	3,401	12,244
National Financial Partners Corp. (a)	4,199	56,266

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
optionsXpress Holdings, Inc.	4,072	$63,808
Piper Jaffray Cos., Inc. (a)	1,492	52,235
Portfolio Recovery Associates, Inc. (a)	1,627	122,350
Stifel Financial Corp. (a)	3,375	209,385
SWS Group, Inc.	2,679	13,529
TradeStation Group, Inc. (a)	3,865	26,089
World Acceptance Corp. (a)	1,470	77,616

		771,199

Electric — 1.8%
Allete, Inc.	2,978	110,960
Avista Corp.	5,405	121,721
Central Vermont Public Service Corp.	1,305	28,527
CH Energy Group, Inc.	1,521	74,362
El Paso Electric Co. (a)	4,076	112,212
NorthWestern Corp.	3,468	99,983
UIL Holdings Corp.	4,815	144,257
Unisource Energy Corp.	3,442	123,361

		815,383

Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc. (a)	3,678	50,168
Belden, Inc.	4,508	165,985
Encore Wire Corp.	1,781	44,667
Greatbatch, Inc. (a)	2,200	53,130
Littelfuse, Inc.	2,127	100,097
Powell Industries, Inc. (a)	866	28,474
Vicor Corp.	1,855	30,422

		472,943

Electronics — 4.5%
American Science & Engineering, Inc.	853	72,701
Analogic Corp.	1,243	61,541
Badger Meter, Inc.	1,446	63,942
Bel Fuse, Inc. Class B	1,100	26,290
Benchmark Electronics, Inc. (a)	5,782	105,001
Brady Corp. Class A	5,038	164,289
Checkpoint Systems, Inc. (a)	3,821	78,521
CTS Corp.	3,289	36,376
Cymer, Inc. (a)	2,834	127,728
Daktronics, Inc.	3,281	52,233
Dionex Corp. (a)	1,671	197,195
Electro Scientific Industries, Inc. (a)	2,260	36,228
Faro Technologies, Inc. (a)	1,566	51,427
FEI Co. (a)	3,670	96,925
II-VI, Inc. (a)	2,435	112,887
Lo-Jack Corp. (a)	1,645	10,627
Methode Electronics, Inc.	3,575	46,368
Newport Corp. (a)	3,561	61,855
OSI Systems, Inc. (a)	1,799	65,412
Park Electrochemical Corp.	1,968	59,040
Plexus Corp. (a)	3,883	120,140
Pulse Electronics Corp.	3,799	20,211
Rofin-Sinar Technologies, Inc. (a)	2,741	97,141

	Number of Shares	Value
Rogers Corp. (a)	1,524	$58,293
Sonic Solutions (a)	4,727	70,905
TTM Technologies, Inc. (a)	4,154	61,936
Watts Water Technologies, Inc. Class A	2,812	102,891

		2,058,103

Energy – Alternate Sources — 0.1%
Headwaters, Inc. (a)	5,548	25,410

Engineering & Construction — 0.8%
Dycom Industries, Inc. (a)	3,378	49,825
Emcor Group, Inc. (a)	6,369	184,574
Insituform Technologies, Inc. Class A (a)	3,728	98,829
Orion Marine Group, Inc. (a)	2,605	30,218

		363,446

Entertainment — 0.3%
Pinnacle Entertainment, Inc. (a)	5,829	81,723
Shuffle Master, Inc. (a)	5,201	59,551

		141,274

Environmental Controls — 0.7%
Calgon Carbon Corp. (a)	5,283	79,879
Darling International, Inc. (a)	7,855	104,315
TETRA Technologies, Inc. (a)	5,856	146,751

		330,945

Foods — 2.1%
Cal-Maine Foods, Inc.	1,269	40,075
Calavo Growers, Inc.	1,194	27,522
Diamond Foods, Inc.	2,072	110,189
The Hain Celestial Group, Inc. (a)	4,040	109,322
J&J Snack Foods Corp.	1,353	65,269
Nash Finch Co.	1,172	49,822
Sanderson Farms, Inc.	1,847	72,310
Seneca Foods Corp. Class A (a)	867	23,392
Snyders-Lance, Inc.	4,440	104,073
Spartan Stores, Inc.	2,153	36,493
TreeHouse Foods, Inc. (a)	3,378	172,582
United Natural Foods, Inc. (a)	4,568	167,554

		978,603

Forest Products & Paper — 1.0%
Buckeye Technologies, Inc.	3,811	80,069
Clearwater Paper Corp. (a)	1,100	86,130
Deltic Timber Corp.	1,018	57,354
KapStone Paper and Packaging Corp. (a)	3,639	55,677
Neenah Paper, Inc.	1,380	27,158
Schweitzer-Mauduit International, Inc.	1,700	106,964
Wausau Paper Corp.	4,750	40,898

		454,250

Gas — 1.9%
The Laclede Group, Inc.	2,110	77,099

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New Jersey Resources Corp.	3,934	$169,595
Northwest Natural Gas Co.	2,531	117,616
Piedmont Natural Gas Co., Inc.	6,891	192,672
South Jersey Industries, Inc.	2,828	149,375
Southwest Gas Corp.	4,351	159,551

		865,908

Health Care – Products — 3.4%
Abaxis, Inc. (a)	2,127	57,110
American Medical Systems Holdings, Inc. (a)	7,329	138,225
Cantel Medical Corp.	1,192	27,893
CONMED Corp. (a)	2,662	70,357
The Cooper Cos., Inc.	4,378	246,657
Cyberonics, Inc. (a)	2,313	71,749
Haemonetics Corp. (a)	2,369	149,673
Hanger Orthopedic Group, Inc. (a)	3,100	65,689
ICU Medical, Inc. (a)	1,136	41,464
Invacare Corp.	3,102	93,556
Kensey Nash Corp. (a)	785	21,847
LCA-Vision, Inc. (a)	1,718	9,879
Meridian Bioscience, Inc.	3,814	88,332
Merit Medical Systems, Inc. (a)	2,712	42,931
Natus Medical, Inc. (a)	2,686	38,088
Palomar Medical Technologies, Inc. (a)	1,723	24,484
PSS World Medical, Inc. (a)	5,312	120,051
SurModics, Inc. (a)	1,714	20,345
Symmetry Medical, Inc. (a)	3,456	31,968
West Pharmaceutical Services, Inc.	3,157	130,068
Zoll Medical Corp. (a)	2,049	76,284

		1,566,650

Health Care – Services — 2.6%
Air Methods Corp. (a)	1,049	59,027
Almost Family, Inc. (a)	773	29,699
Amedisys, Inc. (a)	2,780	93,130
AMERIGROUP Corp. (a)	4,721	207,346
AmSurg Corp. (a)	2,950	61,802
Bio-Reference Laboratories, Inc. (a)	2,303	51,081
Centene Corp. (a)	4,726	119,757
The Ensign Group, Inc.	1,246	30,988
Genoptix, Inc. (a)	1,700	32,334
Gentiva Health Services, Inc. (a)	2,824	75,118
Healthways, Inc. (a)	3,285	36,661
The IPC Hospitalist Co. (a)	1,553	60,583
LHC Group, Inc. (a)	1,477	44,310
Magellan Health Services, Inc. (a)	3,197	151,154
Medcath Corp. (a)	2,003	27,942
Molina Healthcare, Inc. (a)	1,599	44,532
RehabCare Group, Inc. (a)	2,369	56,145

		1,181,609

Home Builders — 0.4%
M/I Homes, Inc. (a)	1,688	25,962

	Number of Shares	Value
Meritage Home Corp. (a)	3,012	$66,866
Skyline Corp.	700	18,256
Standard Pacific Corp. (a)	9,241	42,509
Winnebago Industries, Inc. (a)	2,827	42,970

		196,563

Home Furnishing — 0.5%
Audiovox Corp. Class A (a)	1,900	16,397
DTS, Inc. (a)	1,635	80,197
Ethan Allen Interiors, Inc.	2,743	54,887
La-Z-Boy, Inc. (a)	5,000	45,100
Universal Electronics, Inc. (a)	1,425	40,427

		237,008

Household Products — 0.5%
Blyth, Inc.	517	17,826
Central Garden & Pet Co. Class A (a)	5,170	51,080
Helen of Troy Ltd. (a)	2,921	86,870
Kid Brands, Inc. (a)	1,983	16,955
The Standard Register Co.	1,300	4,433
WD-40 Co.	1,618	65,173

		242,337

Housewares — 0.5%
National Presto Industries, Inc.	499	64,875
The Toro Co.	2,993	184,489

		249,364

Insurance — 2.4%
AMERISAFE, Inc. (a)	1,800	31,500
Delphi Financial Group, Inc. Class A	5,199	149,939
eHealth, Inc. (a)	2,063	29,274
Employers Holdings, Inc.	3,783	66,127
Horace Mann Educators Corp.	3,831	69,111
Infinity Property & Casualty Corp.	1,207	74,593
The Navigators Group, Inc. (a)	1,195	60,168
Presidential Life Corp.	2,101	20,863
ProAssurance Corp. (a)	2,944	178,406
RLI Corp.	1,583	83,218
Safety Insurance Group, Inc.	1,429	67,978
Selective Insurance Group, Inc.	5,139	93,273
Stewart Information Services Corp.	1,684	19,416
Tower Group, Inc.	3,921	100,299
United Fire & Casualty Co.	2,033	45,377

		1,089,542

Internet — 1.9%
Blue Coat Systems, Inc. (a)	4,149	123,931
Blue Nile, Inc. (a)	1,370	78,172
Comscore, Inc. (a)	2,414	53,856
DealerTrack Holdings, Inc. (a)	3,788	76,025
eResearch Technology, Inc. (a)	4,118	30,267
InfoSpace, Inc. (a)	3,386	28,104
j2 Global Communications, Inc. (a)	4,388	127,033
The Knot, Inc. (a)	3,006	29,699

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Liquidity Services, Inc. (a)	1,622	$22,789
Nutrisystem, Inc.	2,502	52,617
PC-Tel, Inc. (a)	1,692	10,152
Perficient, Inc. (a)	2,782	34,775
Sourcefire, Inc. (a)	2,652	68,766
Stamps.com, Inc.	1,162	15,397
United Online, Inc.	8,003	52,820
Websense, Inc. (a)	4,023	81,466

		885,869

Iron & Steel — 0.1%
Olympic Steel, Inc.	902	25,869

Leisure Time — 0.7%
Arctic Cat, Inc. (a)	1,149	16,821
Brunswick Corp.	8,508	159,440
Callaway Golf Co.	6,256	50,486
Interval Leisure Group, Inc. (a)	3,935	63,511
Multimedia Games, Inc. (a)	2,500	13,950

		304,208

Lodging — 0.1%
Marcus Corp.	2,086	27,681
Monarch Casino & Resort, Inc. (a)	1,016	12,700

		40,381

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc. (a)	1,878	60,866

Machinery – Diversified — 1.6%
Albany International Corp. Class A	2,599	61,570
Applied Industrial Technologies, Inc.	3,625	117,740
Briggs & Stratton Corp.	4,852	95,536
Cascade Corp.	888	41,985
Cognex Corp.	3,852	113,326
Gerber Scientific, Inc. (a)	2,500	19,675
Intermec, Inc. (a)	4,517	57,185
Intevac, Inc. (a)	2,105	29,491
Lindsay Corp.	1,188	70,603
Robbins & Myers, Inc.	3,133	112,099

		719,210

Manufacturing — 2.8%
A.O. Smith Corp.	3,199	121,818
Actuant Corp. Class A	6,540	174,095
AZZ, Inc.	1,200	48,012
Barnes Group, Inc.	4,377	90,473
Ceradyne, Inc. (a)	2,360	74,411
CLARCOR, Inc.	4,754	203,899
EnPro Industries, Inc. (a)	1,920	79,795
ESCO Technologies, Inc.	2,524	95,508
Federal Signal Corp.	5,984	41,050
Griffon Corp. (a)	4,412	56,209
John Bean Technologies Corp.	2,700	54,351
LSB Industries, Inc. (a)	1,537	37,288
Lydall, Inc. (a)	1,558	12,542
Myers Industries, Inc.	3,341	32,541

	Number of Shares	Value
Standex International Corp.	1,200	$35,892
STR Holdings, Inc. (a)	3,916	78,320
Sturm, Ruger & Co., Inc.	1,865	28,516
Tredegar Corp.	2,174	42,132

		1,306,852

Media — 0.3%
DG FastChannel, Inc. (a)	2,296	66,309
The Dolan Co. (a)	2,936	40,869
The E.W. Scripps Co. Class A (a)	3,003	30,480

		137,658

Metal Fabricate & Hardware — 0.8%
A.M. Castle & Co. (a)	1,583	29,143
Circor International, Inc.	1,633	69,043
Kaydon Corp.	3,212	130,793
Lawson Products, Inc.	380	9,458
Mueller Industries, Inc.	3,625	118,538

		356,975

Mining — 0.8%
AMCOL International Corp.	2,389	74,059
Brush Engineered Materials, Inc. (a)	1,943	75,078
Century Aluminum Co. (a)	5,315	82,542
Kaiser Aluminum Corp.	1,410	70,627
RTI International Metals, Inc. (a)	2,890	77,972

		380,278

Office Furnishings — 0.2%
Interface, Inc. Class A	6,168	96,529

Oil & Gas — 1.8%
Contango Oil & Gas Co. (a)	1,225	70,964
Gulfport Energy Corp. (a)	3,025	65,491
Holly Corp.	4,231	172,498
Penn Virginia Corp.	4,377	73,621
Petroleum Development Corp. (a)	2,253	95,099
PetroQuest Energy, Inc. (a)	5,220	39,307
Pioneer Drilling Co. (a)	5,213	45,926
Seahawk Drilling, Inc. (a)	1,200	10,740
Stone Energy Corp. (a)	4,621	103,002
Swift Energy Co. (a)	3,997	156,483

		833,131

Oil & Gas Services — 2.7%
Basic Energy Services, Inc. (a)	2,254	37,146
CARBO Ceramics, Inc.	1,810	187,407
Gulf Island Fabrication, Inc.	1,332	37,536
Hornbeck Offshore Services, Inc. (a)	2,212	46,187
ION Geophysical Corp. (a)	14,553	123,409
Lufkin Industries, Inc.	2,888	180,182
Matrix Service Co. (a)	2,588	31,522
Oil States International, Inc. (a)	4,816	308,657
SEACOR Holdings, Inc.	2,020	204,202
TETRA Technologies, Inc. (a)	7,216	85,654

		1,241,902

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 2.7%
Align Technology, Inc. (a)	6,514	$127,284
Catalyst Health Solutions, Inc. (a)	3,744	174,058
Cubist Pharmaceuticals, Inc. (a)	5,679	121,531
Emergent Biosolutions, Inc. (a)	2,076	48,703
Hi-Tech Pharmacal Co., Inc. (a)	1,010	25,199
Neogen Corp. (a)	2,165	88,830
Par Pharmaceutical Cos., Inc. (a)	3,405	131,126
PetMed Express, Inc.	2,200	39,182
PharMerica Corp. (a)	2,786	31,900
Salix Pharmaceuticals Ltd. (a)	5,507	258,609
Savient Pharmaceuticals, Inc. (a)	6,729	74,961
ViroPharma, Inc. (a)	7,494	129,796

		1,251,179

Real Estate — 0.1%
Forestar Real Esate Group, Inc. (a)	3,423	66,064

Real Estate Investment Trusts (REITS) — 7.6%
Acadia Realty Trust	3,891	70,972
BioMed Realty Trust, Inc.	12,534	233,759
Cedar Shopping Centers, Inc.	4,426	27,840
Colonial Properties Trust	7,939	143,299
DiamondRock Hospitality Co. (a)	14,617	175,404
Eastgroup Properties	2,578	109,101
Entertainment Properties Trust	4,446	205,627
Extra Space Storage, Inc.	8,254	143,620
Franklin Street Properties Corp.	6,652	94,791
Healthcare Realty Trust, Inc.	6,163	130,471
Home Properties, Inc.	3,579	198,599
Inland Real Estate Corp.	7,085	62,348
Kilroy Realty Corp.	5,013	182,824
Kite Realty Group Trust	5,878	31,800
LaSalle Hotel Properties	7,001	184,826
Lexington Realty Trust	11,888	94,510
LTC Properties, Inc.	2,518	70,705
Medical Properties Trust, Inc.	10,490	113,607
Mid-America Apartment Communities, Inc.	3,270	207,612
National Retail Properties, Inc.	7,988	211,682
Parkway Properties, Inc.	2,092	36,652
Pennsylvania Real Estate Investment Trust	5,280	76,718
Post Properties, Inc.	4,666	169,376
PS Business Parks, Inc.	1,791	99,794
Saul Centers, Inc.	1,099	52,038
Sovran Self Storage, Inc.	2,645	97,362
Tanger Factory Outlet Centers, Inc.	3,875	198,361
Universal Health Realty Income Trust	1,226	44,786
Urstadt Biddle Properties, Inc. Class A	2,238	43,529

		3,512,013

Retail — 8.7%
Big 5 Sporting Goods Corp.	2,071	31,624
Biglari Holdings, Inc. (a)	137	56,199

	Number of Shares	Value
BJ’s Restaurants, Inc. (a)	2,154	$76,316
Brown Shoe Co., Inc.	4,135	57,601
The Buckle, Inc.	2,504	94,576
Buffalo Wild Wings, Inc. (a)	1,739	76,255
Cabela’s, Inc. (a)	3,858	83,912
California Pizza Kitchen, Inc. (a)	2,300	39,744
Casey’s General Stores, Inc.	3,595	152,823
Cash America International, Inc.	2,845	105,066
The Cato Corp. Class A	2,833	77,653
CEC Entertainment, Inc. (a)	1,960	76,107
The Children’s Place Retail Store, Inc. (a)	2,493	123,753
Christopher & Banks Corp.	3,400	20,910
Coldwater Creek, Inc. (a)	5,802	18,392
Cracker Barrel Old Country Store, Inc.	2,239	122,630
DineEquity, Inc. (a)	1,489	73,527
EZCORP, Inc. Class A (a)	4,787	129,871
The Finish Line, Inc. Class A	5,119	87,996
First Cash Financial Services, Inc. (a)	2,894	89,685
Fred’s, Inc. Class A	3,767	51,834
Genesco, Inc. (a)	2,254	84,502
Group 1 Automotive, Inc.	2,278	95,129
Haverty Furniture Cos., Inc.	1,800	23,364
Hibbett Sports, Inc. (a)	2,635	97,232
Hot Topic, Inc.	4,306	26,999
HSN, Inc. (a)	3,705	113,521
Insight Enterprises, Inc. (a)	4,370	57,509
Jack in the Box, Inc. (a)	5,086	107,467
Jo-Ann Stores, Inc. (a)	2,525	152,055
Jos. A. Bank Clothiers, Inc. (a)	2,629	106,001
Kirkland’s, Inc. (a)	1,494	20,961
Lithia Motors, Inc. Class A	2,116	30,238
Liz Claiborne, Inc. (a)	9,041	64,734
Lumber Liquidators Holdings, Inc. (a)	2,228	55,499
MarineMax, Inc. (a)	2,207	20,635
The Men’s Wearhouse, Inc.	5,059	126,374
Movado Group, Inc. (a)	1,620	26,147
O’Charley’s, Inc. (a)	1,771	12,751
OfficeMax, Inc. (a)	8,063	142,715
P.F. Chang’s China Bistro, Inc.	2,194	106,321
Papa John’s International, Inc. (a)	1,955	54,154
The Pep Boys-Manny, Moe & Jack	5,010	67,284
Red Robin Gourmet Burgers, Inc. (a)	1,497	32,141
Ruby Tuesday, Inc. (a)	6,209	81,090
Ruth’s Hospitality Group, Inc. (a)	3,192	14,779
School Specialty, Inc. (a)	1,581	22,023
Sonic Automotive, Inc. Class A	3,364	44,539
Sonic Corp. (a)	5,872	59,425
Stage Stores, Inc.	3,462	60,031
Stein Mart, Inc.	2,464	22,792
Texas Roadhouse, Inc. (a)	5,595	96,066
Tuesday Morning Corp. (a)	3,640	19,219
World Fuel Services Corp.	6,625	239,560

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zale Corp. (a)	1,871	$7,970
Zumiez, Inc. (a)	1,999	53,713

		3,991,414

Savings & Loans — 0.4%
Brookline Bancorp, Inc.	5,734	62,214
Dime Community Bancshares	2,620	38,226
Provident Financial Services, Inc.	4,917	74,394

		174,834

Semiconductors — 5.3%
ATMI, Inc. (a)	2,955	58,923
Brooks Automation, Inc. (a)	6,273	56,896
Cabot Microelectronics Corp. (a)	2,202	91,273
Ceva, Inc. (a)	2,123	43,521
Cohu, Inc.	2,266	37,570
Cypress Semiconductor Corp. (a)	15,888	295,199
Diodes, Inc. (a)	3,469	93,628
DSP Group, Inc. (a)	2,123	17,281
Exar Corp. (a)	4,184	29,204
Hittite Microwave Corp. (a)	2,279	139,110
Kopin Corp. (a)	6,383	26,553
Kulicke & Soffa Industries, Inc. (a)	6,541	47,095
Micrel, Inc.	4,826	62,690
Microsemi Corp. (a)	8,000	183,200
MKS Instruments, Inc. (a)	4,748	116,279
Monolithic Power Systems, Inc. (a)	3,290	54,351
Pericom Semiconductor Corp. (a)	2,469	27,110
Power Integrations, Inc.	2,697	108,258
Rudolph Technologies, Inc. (a)	2,923	24,056
Sigma Designs, Inc. (a)	2,600	36,842
Standard Microsystems Corp. (a)	2,173	62,648
Supertex, Inc. (a)	1,216	29,403
Tessera Technologies, Inc. (a)	4,861	107,671
TriQuint Semiconductor, Inc. (a)	15,237	178,121
Ultratech, Inc. (a)	2,267	45,068
Varian Semiconductor Equipment Associates, Inc. (a)	7,083	261,859
Veeco Instruments, Inc. (a)	3,823	164,236
Volterra Semiconductor Corp. (a)	2,595	60,100

		2,458,145

Software — 3.8%
Avid Technology, Inc. (a)	2,749	47,998
Blackbaud, Inc.	4,182	108,314
Bottomline Technologies, Inc. (a)	3,114	67,605
CommVault Systems, Inc. (a)	4,109	117,600
Computer Programs & Systems, Inc.	1,046	48,995
CSG Systems International, Inc. (a)	3,269	61,915
Digi International, Inc. (a)	2,516	27,928
Ebix, Inc. (a)	3,312	78,395
Epicor Software Corp. (a)	4,401	44,450
EPIQ Systems, Inc.	3,050	41,877
Interactive Intelligence, Inc. (a)	1,284	33,589

	Number of Shares	Value
JDA Software Group, Inc. (a)	4,201	$117,628
MicroStrategy, Inc. Class A (a)	805	68,803
Omnicell, Inc. (a)	3,094	44,708
Progress Software Corp. (a)	4,153	175,755
Quality Systems, Inc.	1,822	127,212
RightNow Technologies, Inc. (a)	2,190	51,837
Smith Micro Software, Inc. (a)	2,915	45,882
Synchronoss Technologies, Inc. (a)	2,286	61,059
SYNNEX Corp. (a)	2,245	70,044
Take-Two Interactive Software, Inc. (a)	8,156	99,829
Taleo Corp. Class A (a)	3,886	107,448
THQ, Inc. (a)	6,555	39,723
Tyler Technologies, Inc. (a)	2,417	50,177

		1,738,771

Storage & Warehousing — 0.1%
Mobile Mini, Inc. (a)	3,443	67,793

Telecommunications — 2.9%
Anixter International, Inc.	2,645	157,986
Applied Signal Technology, Inc.	1,238	46,908
Arris Group, Inc. (a)	11,761	131,958
Atlantic Tele-Network, Inc.	857	32,857
Black Box Corp.	1,680	64,327
Cbeyond, Inc. (a)	2,941	44,938
Comtech Telecommunications Corp.	2,645	73,346
EMS Technologies, Inc. (a)	1,527	30,204
General Communication, Inc. Class A (a)	3,733	47,260
Harmonic, Inc. (a)	9,409	80,635
NETGEAR, Inc. (a)	3,442	115,927
Network Equipment Technologies, Inc. (a)	3,000	13,890
Neutral Tandem, Inc. (a)	3,252	46,959
Novatel Wireless, Inc. (a)	3,091	29,519
NTELOS Holdings Corp.	2,806	53,454
Oplink Communications, Inc. (a)	1,861	34,373
Symmetricom, Inc. (a)	4,330	30,700
Tekelec (a)	6,585	78,427
Tollgrade Communications, Inc. (a)	939	8,714
USA Mobility, Inc.	2,069	36,766
ViaSat, Inc. (a)	3,943	175,109

		1,334,257

Textiles — 0.3%
G&K Services, Inc. Class A	1,798	55,576
UniFirst Corp.	1,420	78,171

		133,747

Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc. (a)	2,595	47,281
RC2 Corp. (a)	2,061	44,868

		92,149

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.6%
Arkansas Best Corp.	2,411	$66,110
Bristow Group, Inc. (a)	3,438	162,789
Forward Air Corp.	2,789	79,152
Heartland Express, Inc.	4,846	77,633
Hub Group, Inc. Class A (a)	3,582	125,871
Knight Transportation, Inc.	5,946	112,974
Old Dominion Freight Line, Inc. (a)	4,027	128,824

		753,353

Water — 0.1%
American States Water Co.	1,781	61,391

TOTAL COMMON STOCK (Cost $45,669,649)		46,103,949

TOTAL EQUITIES (Cost $45,669,649)		46,103,949

MUTUAL FUNDS — 0.1%
Diversified Financial — 0.1%
iShares S&P SmallCap 600 Index Fund	323	22,116

TOTAL MUTUAL FUNDS (Cost $20,130)		22,116

TOTAL LONG-TERM INVESTMENTS (Cost $45,689,779)		46,126,065

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$298,536	298,536

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill 0.170%, due 5/05/11 (c)	70,000	69,959

TOTAL SHORT-TERM INVESTMENTS (Cost $368,495)		368,495

TOTAL INVESTMENTS — 100.8% (Cost $46,058,274) (d)		46,494,560

Other Assets/(Liabilities) — (0.8)%		(360,511)

NET ASSETS — 100.0%		$46,134,049

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $298,536. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $308,334.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.1%
Aerospace & Defense — 0.7%
Kaman Corp.	18,800	$546,516
Kratos Defense & Security Solutions, Inc. (a)	13,800	181,746

		728,262

Agriculture — 0.3%
Alliance One International, Inc. (a)	82,800	351,072

Airlines — 1.2%
Alaska Air Group, Inc. (a)	23,100	1,309,539

Banks — 6.1%
Columbia Banking System, Inc.	20,200	425,412
East West Bancorp, Inc.	77,100	1,507,305
Glacier Bancorp, Inc.	51,100	772,121
Home Bancshares, Inc.	33,670	741,750
Signature Bank (a)	14,400	720,000
SVB Financial Group (a)	28,000	1,485,400
Wintrust Financial Corp.	28,100	928,143

		6,580,131

Biotechnology — 0.5%
Exelixis, Inc. (a)	67,000	550,070

Building Materials — 2.4%
Comfort Systems USA, Inc.	34,800	458,316
Drew Industries, Inc.	35,900	815,648
Gibraltar Industries, Inc. (a)	40,000	542,800
Universal Forest Products, Inc.	19,400	754,660

		2,571,424

Chemicals — 2.4%
American Vanguard Corp.	34,800	297,192
Arch Chemicals, Inc.	25,250	957,733
Innospec, Inc. (a)	37,400	762,960
Minerals Technologies, Inc.	9,000	588,690

		2,606,575

Coal — 0.6%
Cloud Peak Energy, Inc. (a)	26,700	620,241

Commercial Services — 5.8%
Aaron’s, Inc.	93,600	1,908,504
Electro Rent Corp.	46,300	748,208
FTI Consulting, Inc. (a)	18,570	692,290
Landauer, Inc.	9,500	569,715
McGrath Rentcorp	43,700	1,145,814
Navigant Consulting, Inc. (a)	49,500	455,400
On Assignment, Inc. (a)	66,100	538,715
Startek, Inc. (a)	36,400	184,548

		6,243,194

Computers — 0.4%
Xyratex Ltd. (a)	27,000	440,370

	Number of Shares	Value
Distribution & Wholesale — 3.4%
Beacon Roofing Supply, Inc. (a)	78,000	$1,393,860
Owens & Minor, Inc.	55,950	1,646,608
Pool Corp.	29,600	667,184

		3,707,652

Diversified Financial — 2.8%
GFI Group, Inc.	135,400	635,026
JMP Group, Inc.	25,900	197,617
Piper Jaffray Cos., Inc. (a)	10,100	353,601
Stifel Financial Corp. (a)	30,650	1,901,526

		3,087,770

Electric — 2.9%
Black Hills Corp.	15,200	456,000
Cleco Corp.	31,650	973,554
El Paso Electric Co. (a)	37,000	1,018,610
The Empire District Electric Co.	9,300	206,460
NorthWestern Corp.	16,700	481,461

		3,136,085

Electrical Components & Equipment — 2.3%
Advanced Energy Industries, Inc. (a)	41,600	567,424
Belden, Inc.	27,100	997,822
Littelfuse, Inc.	19,900	936,494

		2,501,740

Electronics — 3.3%
Analogic Corp.	9,540	472,325
Cymer, Inc. (a)	18,200	820,274
Methode Electronics, Inc.	16,600	215,302
Newport Corp. (a)	29,000	503,730
Woodward Governor Co.	42,700	1,603,812

		3,615,443

Engineering & Construction — 1.2%
Insituform Technologies, Inc. Class A (a)	41,400	1,097,514
Sterling Construction Co., Inc. (a)	12,400	161,696

		1,259,210

Entertainment — 0.5%
Ascent Media Corp. Series A (a)	12,700	492,252

Environmental Controls — 1.5%
Mine Safety Appliances Co.	17,000	529,210
Waste Connections, Inc.	39,750	1,094,318

		1,623,528

Foods — 0.7%
Nash Finch Co.	17,500	743,925

Forest Products & Paper — 3.1%
Clearwater Paper Corp. (a)	12,100	947,430
Deltic Timber Corp.	15,800	890,172
Potlatch Corp.	35,250	1,147,387
Wausau Paper Corp.	49,400	425,334

		3,410,323

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 1.1%
Southwest Gas Corp.	21,800	$799,406
Vectren Corp.	15,200	385,776

		1,185,182

Hand & Machine Tools — 0.2%
Franklin Electric Co., Inc.	7,000	272,440

Health Care – Products — 1.6%
AngioDynamics, Inc. (a)	27,700	425,749
Quidel Corp. (a)	27,000	390,150
West Pharmaceutical Services, Inc.	22,500	927,000

		1,742,899

Health Care – Services — 1.2%
National Healthcare Corp.	16,700	772,709
Triple-S Management Corp. Class B (a)	25,300	482,724

		1,255,433

Home Builders — 1.6%
M/I Homes, Inc. (a)	20,500	315,290
Meritage Home Corp. (a)	33,100	734,820
Winnebago Industries, Inc. (a)	44,900	682,480

		1,732,590

Home Furnishing — 0.3%
Ethan Allen Interiors, Inc.	14,000	280,140
Stanley Furniture Co., Inc. (a)	26,400	82,104

		362,244

Household Products — 0.4%
CSS Industries, Inc.	19,500	401,895

Insurance — 4.6%
Alterra Capital Holdings Ltd.	35,400	766,056
Employers Holdings, Inc.	19,500	340,860
Fortegra Financial Corp. (a)	8,300	91,715
Markel Corp. (a)	1,720	650,384
National Interstate Corp.	28,700	614,180
ProAssurance Corp. (a)	30,500	1,848,300
Radian Group, Inc.	80,100	646,407

		4,957,902

Internet — 0.6%
Websense, Inc. (a)	31,250	632,813

Investment Companies — 0.3%
Ares Capital Corp.	17,700	291,696

Iron & Steel — 0.8%
Carpenter Technology Corp.	22,250	895,340

Leisure Time — 0.2%
Brunswick Corp.	14,200	266,108

Lodging — 0.8%
Orient-Express Hotels Ltd. (a)	70,200	911,898

Machinery – Construction & Mining — 0.4%
Astec Industries, Inc. (a)	12,600	408,366

	Number of Shares	Value
Machinery – Diversified — 4.4%
Cascade Corp.	13,200	$624,096
IDEX Corp.	28,600	1,118,832
Nordson Corp.	22,000	2,021,360
Robbins & Myers, Inc.	28,500	1,019,730

		4,784,018

Manufacturing — 3.7%
Ameron International Corp.	11,400	870,618
AptarGroup, Inc.	32,800	1,560,296
Matthews International Corp. Class A	30,150	1,054,647
Myers Industries, Inc.	52,900	515,246

		4,000,807

Media — 0.5%
The Dolan Co. (a)	18,800	261,696
Saga Communications, Inc. Class A (a)	10,200	268,464

		530,160

Metal Fabricate & Hardware — 1.5%
Circor International, Inc.	17,100	722,988
Sims Group Ltd. Sponsored ADR (Australia)	40,000	873,600

		1,596,588

Mining — 2.1%
AMCOL International Corp.	20,100	623,100
Franco-Nevada Corp.	21,800	728,931
North American Palladium Ltd. (a)	21,100	146,434
Royal Gold, Inc.	14,560	795,413

		2,293,878

Oil & Gas — 4.3%
Atwood Oceanics, Inc. (a)	12,800	478,336
Forest Oil Corp. (a)	20,450	776,486
Hercules Offshore, Inc. (a)	42,100	145,666
Northern Oil and Gas, Inc. (a)	38,800	1,055,748
Oasis Petroleum, Inc. (a)	41,800	1,133,616
Penn Virginia Corp.	52,000	874,640
Whiting Petroleum Corp. (a)	1,631	191,137

		4,655,629

Oil & Gas Services — 1.8%
CARBO Ceramics, Inc.	10,750	1,113,055
TETRA Technologies, Inc. (a)	58,700	696,769
Union Drilling, Inc. (a)	19,400	141,232

		1,951,056

Real Estate Investment Trusts (REITS) — 6.9%
Acadia Realty Trust	34,000	620,160
CBL & Associates Properties, Inc.	93,100	1,629,250
Cedar Shopping Centers, Inc.	43,500	273,615
First Potomac Realty Trust	51,700	869,594
Kilroy Realty Corp.	32,300	1,177,981
LaSalle Hotel Properties	38,150	1,007,160

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Parkway Properties, Inc.	15,100	$264,552
Pebblebrook Hotel Trust	35,700	725,424
Washington Real Estate Investment Trust	30,100	932,799

		7,500,535

Retail — 2.5%
Fred’s, Inc. Class A	34,500	474,720
Haverty Furniture Cos., Inc.	41,800	542,564
MarineMax, Inc. (a)	35,100	328,185
The Men’s Wearhouse, Inc.	29,300	731,914
Stein Mart, Inc.	64,600	597,550

		2,674,933

Semiconductors — 1.8%
ATMI, Inc. (a)	19,200	382,848
Brooks Automation, Inc. (a)	48,000	435,360
Cabot Microelectronics Corp. (a)	9,400	389,630
Teradyne, Inc. (a)	54,600	766,584

		1,974,422

Software — 2.3%
Accelrys, Inc. (a)	27,410	227,503
Progress Software Corp. (a)	34,850	1,474,852
SYNNEX Corp. (a)	24,500	764,400

		2,466,755

Telecommunications — 1.6%
Ixia (a)	56,900	954,782
Premiere Global Services, Inc. (a)	61,500	418,200
Sonus Networks, Inc. (a)	135,100	360,717

		1,733,699

Textiles — 0.8%
Culp, Inc. (a)	21,800	225,848
G&K Services, Inc. Class A	22,400	692,384

		918,232

Transportation — 5.7%
Genesee & Wyoming, Inc. Class A (a)	34,250	1,813,537
Kirby Corp. (a)	33,950	1,495,498
Landstar System, Inc.	46,750	1,913,945
UTI Worldwide, Inc.	45,200	958,240

		6,181,220

TOTAL COMMON STOCK (Cost $76,873,808)		104,157,544

CONVERTIBLE PREFERRED STOCK — 0.6%
Banks — 0.1%
East West Bancorp, Inc., Series A 8.000%	100	146,841

	Number of Shares	Value
Insurance — 0.5%
Assured Guaranty Ltd. 8.500%	7,400	$529,100

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $522,016)		675,941

TOTAL EQUITIES (Cost $77,395,824)		104,833,485

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
iShares Russell 2000 Value Index Fund	7,000	497,630
T. Rowe Price Reserve Investment Fund	1,140	1,140

		498,770

TOTAL MUTUAL FUNDS (Cost $464,680)		498,770

TOTAL LONG-TERM INVESTMENTS (Cost $77,860,504)		105,332,255

	Principal Amount

SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$3,229,133	3,229,133

TOTAL SHORT-TERM INVESTMENTS (Cost $3,229,133)		3,229,133

TOTAL INVESTMENTS — 100.1% (Cost $81,089,637) (c)		108,561,388

Other Assets/(Liabilities) — (0.1)%		(150,580)

NET ASSETS — 100.0%		$108,410,808

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,229,136. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $3,296,993.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 102.6%

COMMON STOCK — 102.6%
Advertising — 1.1%
The Interpublic Group of Companies, Inc. (a)	205,300	$2,180,286

Agriculture — 0.9%
Bunge Ltd.	26,900	1,762,488

Airlines — 0.6%
Alaska Air Group, Inc. (a)	21,550	1,221,670

Apparel — 0.8%
The Jones Group, Inc.	95,800	1,488,732

Automotive & Parts — 4.4%
Cooper Tire & Rubber Co.	76,400	1,801,512
Dana Holding Corp. (a)	155,800	2,681,318
Federal-Mogul Corp. (a)	106,700	2,203,355
TRW Automotive Holdings Corp. (a)	37,200	1,960,440

		8,646,625

Banks — 8.9%
Associated Banc-Corp.	130,200	1,972,530
CapitalSource, Inc.	277,800	1,972,380
City National Corp.	22,650	1,389,804
Comerica, Inc.	57,900	2,445,696
Marshall & Ilsley Corp.	243,100	1,682,252
Popular, Inc. (a)	618,133	1,940,938
Susquehanna Bancshares, Inc.	139,725	1,352,538
Umpqua Holdings Corp.	101,700	1,238,706
Webster Financial Corp.	83,700	1,648,890
Whitney Holding Corp.	140,400	1,986,660

		17,630,394

Beverages — 1.2%
Constellation Brands, Inc. Class A (a)	111,250	2,464,188

Building Materials — 0.6%
Masco Corp.	97,100	1,229,286

Chemicals — 4.8%
Arch Chemicals, Inc.	57,100	2,165,803
Cytec Industries, Inc.	33,800	1,793,428
Huntsman Corp.	123,550	1,928,615
PolyOne Corp. (a)	126,800	1,583,732
Rockwood Holdings, Inc. (a)	51,000	1,995,120

		9,466,698

Commercial Services — 2.8%
Convergys Corp. (a)	179,000	2,357,430
Hertz Global Holdings, Inc. (a)	125,100	1,812,699
Kelly Services, Inc. Class A (a)	70,200	1,319,760

		5,489,889

Computers — 0.7%
NCR Corp. (a)	91,700	1,409,429

	Number of Shares	Value
Distribution & Wholesale — 1.1%
WESCO International, Inc. (a)	43,000	$2,270,400

Diversified Financial — 0.6%
MF Global (Holdings) Ltd. (a)	144,600	1,208,856

Electric — 5.9%
CMS Energy Corp.	128,100	2,382,660
NV Energy, Inc.	170,000	2,388,500
Pepco Holdings, Inc.	118,900	2,169,925
Portland General Electric Co.	107,725	2,337,632
Unisource Energy Corp.	65,000	2,329,600

		11,608,317

Electrical Components & Equipment — 2.0%
EnerSys (a)	43,100	1,384,372
General Cable Corp. (a)	71,200	2,498,408

		3,882,780

Electronics — 4.4%
Arrow Electronics, Inc. (a)	47,200	1,616,600
AU Optronics Corp. Sponsored ADR (Taiwan) (a)	126,066	1,313,608
Avnet, Inc. (a)	45,000	1,486,350
Flextronics International Ltd. (a)	238,800	1,874,580
Thomas & Betts Corp. (a)	50,800	2,453,640

		8,744,778

Foods — 2.6%
Dole Food Co., Inc. (a)	22,207	300,017
Smithfield Foods, Inc. (a)	117,800	2,430,214
SUPERVALU, Inc.	105,600	1,016,928
Tyson Foods, Inc. Class A	77,700	1,337,994

		5,085,153

Gas — 4.9%
Atmos Energy Corp.	77,300	2,411,760
NiSource, Inc.	139,125	2,451,382
Southern Union Co.	98,000	2,358,860
UGI Corp.	77,500	2,447,450

		9,669,452

Health Care – Products — 1.1%
Kinetic Concepts, Inc. (a)	52,900	2,215,452

Health Care – Services — 4.0%
AMERIGROUP Corp. (a)	42,500	1,866,600
Health Net, Inc. (a)	92,800	2,532,512
LifePoint Hospitals, Inc. (a)	58,200	2,138,850
Molina Healthcare, Inc. (a)	46,600	1,297,810

		7,835,772

Home Builders — 0.9%
NVR, Inc. (a)	2,725	1,883,030

Household Products — 2.0%
American Greetings Corp. Class A	112,275	2,488,014

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Avery Dennison Corp.	33,500	$1,418,390

		3,906,404

Insurance — 6.3%
AmTrust Financial Services, Inc.	12,115	212,012
Aspen Insurance Holdings Ltd.	80,200	2,295,324
Endurance Specialty Holdings Ltd.	53,700	2,473,959
Fidelity National Financial, Inc. Class A	78,700	1,076,616
Platinum Underwriters Holdings Ltd.	53,000	2,383,410
Reinsurance Group of America, Inc. Class A	43,600	2,341,756
Unum Group	68,150	1,650,593

		12,433,670

Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.	45,800	2,340,380
Steel Dynamics, Inc.	77,700	1,421,910

		3,762,290

Leisure Time — 1.4%
Callaway Golf Co.	104,975	847,148
Royal Caribbean Cruises Ltd. (a)	42,800	2,011,600

		2,858,748

Lodging — 0.9%
Wyndham Worldwide Corp.	59,100	1,770,636

Machinery – Construction & Mining — 1.1%
Terex Corp. (a)	73,100	2,269,024

Machinery – Diversified — 1.0%
Briggs & Stratton Corp.	96,400	1,898,116

Manufacturing — 1.6%
Teleflex, Inc.	19,764	1,063,501
Trinity Industries, Inc.	79,100	2,104,851

		3,168,352

Media — 1.7%
Gannett Co., Inc.	101,600	1,533,144
Meredith Corp.	50,900	1,763,685

		3,296,829

Metal Fabricate & Hardware — 2.2%
Commercial Metals Co.	111,100	1,843,149
Mueller Industries, Inc.	75,828	2,479,576

		4,322,725

Oil & Gas — 4.4%
Forest Oil Corp. (a)	64,750	2,458,557
Helmerich & Payne, Inc.	39,800	1,929,504
Rowan Cos., Inc. (a)	53,800	1,878,158
Swift Energy Co. (a)	60,100	2,352,915

		8,619,134

Oil & Gas Services — 1.5%
Helix Energy Solutions Group, Inc. (a)	129,200	1,568,488

	Number of Shares	Value
Oil States International, Inc. (a)	21,900	$1,403,571

		2,972,059

Pharmaceuticals — 1.1%
Par Pharmaceutical Cos., Inc. (a)	56,000	2,156,560

Real Estate — 2.2%
CB Richard Ellis Group, Inc. Class A (a)	87,800	1,798,144
Forest City Enterprises, Inc. Class A (a)	81,600	1,361,904
Jones Lang LaSalle, Inc.	13,200	1,107,744

		4,267,792

Real Estate Investment Trusts (REITS) — 7.6%
BioMed Realty Trust, Inc.	99,900	1,863,135
BRE Properties, Inc.	39,100	1,700,850
Camden Property Trust	47,800	2,580,244
CBL & Associates Properties, Inc.	85,800	1,501,500
DiamondRock Hospitality Co. (a)	165,900	1,990,800
Entertainment Properties Trust	37,600	1,739,000
Sunstone Hotel Investors, Inc. (a)	163,004	1,683,831
Tanger Factory Outlet Centers, Inc.	36,400	1,863,316

		14,922,676

Retail — 5.5%
AnnTaylor Stores Corp. (a)	92,400	2,530,836
Foot Locker, Inc.	129,600	2,542,752
Insight Enterprises, Inc. (a)	108,500	1,427,860
Office Depot, Inc. (a)	348,500	1,881,900
Signet Jewelers Ltd. (a)	56,400	2,447,760

		10,831,108

Savings & Loans — 2.6%
First Niagara Financial Group, Inc.	141,900	1,983,762
People’s United Financial, Inc.	90,000	1,260,900
Washington Federal, Inc.	109,600	1,854,432

		5,099,094

Telecommunications — 1.5%
Amdocs Ltd. (a)	45,800	1,258,126
Anixter International, Inc.	29,900	1,785,927

		3,044,053

Transportation — 1.8%
Con-way, Inc.	37,200	1,360,404
Teekay Corp.	69,400	2,295,752

		3,656,156

TOTAL COMMON STOCK (Cost $163,807,508)		202,649,101

TOTAL EQUITIES (Cost $163,807,508)		202,649,101

TOTAL LONG-TERM INVESTMENTS (Cost $163,807,508)		202,649,101

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$2,139,702	$2,139,702

TOTAL SHORT-TERM INVESTMENTS (Cost $2,139,702)		2,139,702

TOTAL INVESTMENTS — 103.7% (Cost $165,947,210) (c)		204,788,803

Other Assets/(Liabilities) — (3.7)%		(7,260,134)

NET ASSETS — 100.0%		$197,528,669

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,139,703. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $2,185,636.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2) (a)	$136,047,713	$100,219,974
Short-term investments, at value (Note 2) (b)	6,544,847	381,690

Total investments	142,592,560	100,601,664

Cash	-	-
Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	49,462	1,546
Interest and dividends	529,963	23,944
Foreign taxes withheld	-	-

Total assets	143,171,985	100,627,154

Liabilities:
Payables for:
Investments purchased	8,693	-
Fund shares repurchased	70,590	88,231
Trustees’ fees and expenses (Note 3)	33,888	16,391
Affiliates (Note 3):
Investment management fees	66,421	46,646
Administration fees	-	18,397
Service fees	4,807	1,027
Accrued expense and other liabilities	44,029	39,306

Total liabilities	228,428	209,998

Net assets	$142,943,557	$100,417,156

Net assets consist of:
Paid-in capital	$184,358,510	$133,330,941
Undistributed (accumulated) net investment income (loss)	2,692,343	588,488
Accumulated net realized gain (loss) on investments and foreign currency transactions	(64,708,138)	(52,380,937)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	20,600,842	18,878,664

Net assets	$142,943,557	$100,417,156

(a) Cost of investments:	$115,447,194	$81,341,310
(b) Cost of short-term investments:	$6,544,847	$381,690
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$567,030,080	$326,213,522	$103,488,104	$155,634,604
12,883,414	10,432,495	787,769	1,372,799

579,913,494	336,646,017	104,275,873	157,007,403

3,738	-	-	-
-	1,287,824	6,142	-

-	10,083	17,035	17,743
-	-	7,009	-
-	5,953,420	6,133	2,483
842,711	546,293	80,680	118,096
-	361,400	68,700	-

580,759,943	344,805,037	104,461,572	157,145,725

-	-	5,390	77
4,481,263	60,600	42,534	141,291
69,376	49,113	10,547	36,510

362,462	251,809	52,460	66,154
-	-	22,870	-
14,396	3,440	762	8,037
77,188	88,436	46,965	43,068

5,004,685	453,398	181,528	295,137

$575,755,258	$344,351,639	$104,280,044	$156,850,588

$573,601,567	$377,372,425	$94,723,537	$211,518,651
9,513,385	5,309,266	945,503	1,555,109
(74,699,276)	(30,710,588)	(15,034,736)	(79,930,054)
67,339,582	(7,619,464)	23,645,740	23,706,882

$575,755,258	$344,351,639	$104,280,044	$156,850,588

$499,689,588	$333,952,170	$79,850,301	$131,927,780
$12,883,414	$10,432,495	$787,769	$1,372,799
$-	$1,205,148	$6,087	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Initial Class shares:
Net assets	$134,949,287	$-

Shares outstanding (a)	15,883,214	-

Net asset value, offering price and redemption price per share	$8.50	$-

Class I shares:
Net assets	$-	$75,480,358

Shares outstanding (a)	-	10,508,226

Net asset value, offering price and redemption price per share	$-	$7.18

Class II shares:
Net assets	$-	$23,147,456

Shares outstanding (a)	-	3,212,165

Net asset value, offering price and redemption price per share	$-	$7.21

Service Class shares:
Net assets	$7,994,270	$-

Shares outstanding (a)	945,214	-

Net asset value, offering price and redemption price per share	$8.46	$-

Service Class shares I:
Net assets	$-	$1,789,342

Shares outstanding (a)	-	250,854

Net asset value, offering price and redemption price per share	$-	$7.13

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$550,834,266	$338,494,501	$-	$143,556,182

58,336,732	36,747,227	-	17,797,598

$9.44	$9.21	$-	$8.07

$-	$-	$83,761,673	$-

-	-	9,897,043	-

$-	$-	$8.46	$-

$-	$-	$19,094,589	$-

-	-	2,227,676	-

$-	$-	$8.57	$-

$24,920,992	$5,857,138	$-	$13,294,406

2,649,988	638,188	-	1,655,797

$9.40	$9.18	$-	$8.03

$-	$-	$1,423,782	$-

-	-	168,183	-

$-	$-	$8.47	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Income & Growth Fund	MML Large Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$76,619,547	$164,860,156
Short-term investments, at value (Note 2) (b)	50,429	1,930,204

Total investments	76,669,976	166,790,360

Receivables from:
Investments sold	75,274	664,564
Investment adviser (Note 3)	-	-
Fund shares sold	4,907	-
Interest and dividends	126,303	92,844
Foreign taxes withheld	-	5,275

Total assets	76,876,460	167,553,043

Liabilities:
Payables for:
Investments purchased	-	23,731
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	20,689	69,064
Variation margin on open futures contracts (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	26,450	12,431
Affiliates (Note 3):
Investment management fees	41,832	91,946
Administration fees	-	-
Service fees	2,237	419
Accrued expense and other liabilities	43,232	39,784

Total liabilities	134,440	237,375

Net assets	$76,742,020	$167,315,668

Net assets consist of:
Paid-in capital	$70,751,698	$153,129,015
Undistributed (accumulated) net investment income (loss)	2,304,911	377,258
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,940,039)	(10,932,654)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	10,625,450	24,742,049

Net assets	$76,742,020	$167,315,668

(a) Cost of investments:	$65,994,827	$140,118,107
(b) Cost of short-term investments:	$50,429	$1,930,204

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/ Mid Cap Value Fund

$341,829,310	$431,283,770	$46,126,065	$105,332,255	$202,649,101
8,637,312	5,047,007	368,495	3,229,133	2,139,702

350,466,622	436,330,777	46,494,560	108,561,388	204,788,803

64,962	3,217,037	12,375	129,313	399,689
-	-	-	204	-
10,377	429	11,240	118	1,298
68,929	920,677	35,643	79,242	195,561
-	-	-	-	-

350,610,890	440,468,920	46,553,818	108,770,265	205,385,351

679,163	6,188,236	18,947	161,186	93,192
-	59,802	-	-	-
1,638,116	4,226,945	339,514	53,664	7,551,531
-	-	2,092	-	-
47,685	63,875	8,758	6,096	33,825

229,966	304,464	13,716	76,431	128,480
-	-	-	22,480	-
9,912	5,539	2,356	1,352	3,610
59,096	71,458	34,386	38,248	46,044

2,663,938	10,920,319	419,769	359,457	7,856,682

$347,946,952	$429,548,601	$46,134,049	$108,410,808	$197,528,669

$268,015,763	$411,183,683	$49,221,617	$79,640,850	$222,593,550
(709,308)	8,831,980	329,731	-	1,110,263
-	-	-	(171,220)	-
(14,767,039)	(36,227,301)	(3,859,435)	1,469,427	(65,016,737)
95,407,536	45,760,239	442,136	27,471,751	38,841,593

$347,946,952	$429,548,601	$46,134,049	$108,410,808	$197,528,669

$246,421,879	$385,464,001	$45,689,779	$77,860,504	$163,807,508
$8,637,312	$5,047,007	$368,495	$3,229,133	$2,139,702

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Income & Growth Fund	MML Large Cap Growth Fund
Initial Class shares:
Net assets	$72,789,297	$166,552,260

Shares outstanding (a)	8,698,476	15,941,407

Net asset value, offering price and redemption price per share	$8.37	$10.45

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$3,952,723	$763,408

Shares outstanding (a)	474,372	73,404

Net asset value, offering price and redemption price per share	$8.33	$10.40

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$330,711,008	$419,862,718	$42,037,112	$-	$191,140,765

27,031,739	40,147,068	4,283,000	-	20,642,757

$12.23	$10.46	$9.81	$-	$9.26

$-	$-	$-	$105,829,428	$-

-	-	-	6,116,776	-

$-	$-	$-	$17.30	$-

$17,235,944	$9,685,883	$4,096,937	$-	$6,387,904

1,416,819	930,226	419,321	-	692,525

$12.17	$10.41	$9.77	$-	$9.22

$-	$-	$-	$2,581,380	$-

-	-	-	149,752	-

$-	$-	$-	$17.24	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Investment income (Note 2):
Dividends (a)	$1,489,219	$1,453,535
Interest	2,019,926	114

Total investment income	3,509,145	1,453,649

Expenses (Note 3):
Investment management fees	769,622	602,649
Custody fees	21,243	16,359
Audit fees	32,641	31,697
Legal fees	4,423	1,178
Proxy fees	968	969
Shareholder reporting fees	22,968	17,744
Trustees’ fees	14,588	10,554

	866,453	681,150
Administration fees:
Class I	-	183,455
Class II	-	31,635
Service Class I	-	3,374
Service fees:
Service Class	16,285	-
Service Class I	-	3,515

Total expenses	882,738	903,129
Expenses waived (Note 3):
Class I fees waived by advisor	-	-
Class II fees waived by advisor	-	-
Service Class I fees waived by advisor	-	-
Class I management fees waived	-	(38,218)
Class II management fees waived	-	(11,299)
Service Class I management fees waived	-	(704)

Net expenses	882,738	852,908

Net investment income (loss)	2,626,407	600,741

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	4,104,241	13,403,850
Foreign currency transactions	(78,520)	-

Net realized gain (loss)	4,025,721	13,403,850

Net change in unrealized appreciation (depreciation) on:
Investment transactions	9,770,611	(2,308,534)
Translation of assets and liabilities in foreign currencies	13,679	-

Net change in unrealized appreciation (depreciation)	9,784,290	(2,308,534)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,810,011	11,095,316

Net increase (decrease) in net assets resulting from operations	$16,436,418	$11,696,057

(a) Net of withholding tax of:	$23,829	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$13,636,103	$8,732,173	$1,776,009	$2,471,938
46,287	1,392	122	182

13,682,390	8,733,565	1,776,131	2,472,120

3,859,130	2,733,950	543,601	760,034
48,178	185,288	62,479	19,973
31,280	36,688	31,498	31,155
6,521	3,875	1,133	2,075
969	969	968	970
78,783	47,808	16,185	25,010
50,597	30,619	8,740	15,814

4,075,458	3,039,197	664,604	855,031

-	-	198,687	-
-	-	33,837	-
-	-	2,358	-

48,379	11,801	-	29,358
-	-	2,105	-

4,123,837	3,050,998	901,591	884,389

-	-	(80,559)	-
-	-	(21,371)	-
-	-	(953)	-
-	-	-	-
-	-	-	-
-	-	-	-

4,123,837	3,050,998	798,708	884,389

9,558,553	5,682,567	977,423	1,587,731

1,398,081	(2,203,374)	3,692,691	7,261,075
2,741	(35,896)	(32,468)	(2,250)

1,400,822	(2,239,270)	3,660,223	7,258,825

63,627,987	12,535,401	7,217,114	7,628,931
1,425	72,700	7,540	58

63,629,412	12,608,101	7,224,654	7,628,989

65,030,234	10,368,831	10,884,877	14,887,814

$74,588,787	$16,051,398	$11,862,300	$16,475,545

$107,419	$957,732	$150,239	$34,068

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML Income & Growth Fund	MML Large Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$3,502,296	$1,166,259
Interest	400	409

Total investment income	3,502,696	1,166,668

Expenses (Note 3):
Investment management fees	965,402	706,806
Custody fees	42,189	15,384
Audit fees	31,726	31,131
Legal fees	1,289	1,509
Proxy fees	969	968
Shareholder reporting fees	29,980	15,733
Trustees’ fees	18,800	8,340

	1,090,355	779,871
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	7,588	1,526
Service Class I	-	-

Total expenses	1,097,943	781,397
Expenses waived (Note 3):
Class II fees waived by advisor	-	-
Service Class I fees waived by advisor	-	-

Net expenses	1,097,943	781,397

Net investment income (loss)	2,404,753	385,271

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	24,484,129	3,403,883
Futures contracts	1,157,391	-
Foreign currency transactions	(70,300)	-

Net realized gain (loss)	25,571,220	3,403,883

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(18,212,318)	18,363,328
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	710	-

Net change in unrealized appreciation (depreciation)	(18,211,608)	18,363,328

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,359,612	21,767,211

Net increase (decrease) in net assets resulting from operations	$9,764,365	$22,152,482

(a) Net of withholding tax of:	$25,680	$2,040

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$1,887,218	$12,790,630	$528,496	$1,435,503	$2,661,182
12,795	312	150	245	189

1,900,013	12,790,942	528,646	1,435,748	2,661,371

2,358,592	3,297,273	146,371	817,942	1,397,587
42,150	72,711	15,264	15,007	21,438
31,767	31,800	31,115	29,200	31,167
3,825	4,816	527	1,243	2,343
969	969	969	968	968
47,599	61,692	8,703	19,003	30,160
30,208	39,541	4,255	9,470	19,035

2,515,110	3,508,802	207,204	892,833	1,502,698

-	-	-	236,819	-
-	-	-	3,753	-

31,635	18,448	7,912	-	12,065
-	-	-	3,753	-

2,546,745	3,527,250	215,116	1,137,158	1,514,763

-	-	-	(26,381)	-
-	-	-	(395)	-

2,546,745	3,527,250	215,116	1,110,382	1,514,763

(646,732)	9,263,692	313,530	325,366	1,146,608

21,872,921	65,920,967	(17,612)	10,205,174	17,419,713
-	-	77,027	-	-
(1,160)	(234,144)	-	121	-

21,871,761	65,686,823	59,415	10,205,295	17,419,713

56,982,089	(1,533,682)	9,399,439	10,266,951	27,693,877
-	-	2,172	-	-
(25)	(196,124)	-	-	-

56,982,064	(1,729,806)	9,401,611	10,266,951	27,693,877

78,853,825	63,957,017	9,461,026	20,472,246	45,113,590

$78,207,093	$73,220,709	$9,774,556	$20,797,612	$46,260,198

$34,480	$22,610	$-	$1,860	$23,129

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Allocation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,626,407	$3,260,613
Net realized gain (loss) on investment transactions	4,025,721	(26,416,227)
Net change in unrealized appreciation (depreciation) on investments	9,784,290	44,222,866

Net increase (decrease) in net assets resulting from operations	16,436,418	21,067,252

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,270,834)	(5,404,123)
Class I	-	-
Class II	-	-
Service Class	(163,239)	(168,250)
Service Class I	-	-

Total distributions from net investment income	(3,434,073)	(5,572,373)

Net fund share transactions (Note 5):
Initial Class	(16,307,999)	(12,329,765)
Class I	-	-
Class II	-	-
Service Class	1,801,213	3,200,454
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(14,506,786)	(9,129,311)

Total increase (decrease) in net assets	(1,504,441)	6,365,568
Net assets
Beginning of year	144,447,998	138,082,430

End of year	$142,943,557	$144,447,998

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,692,343	$3,405,921

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund		MML Equity Income Fund		MML Foreign Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$600,741	$428,194	$9,558,553	$8,303,223	$5,682,567	$4,972,985
13,403,850	(14,043,481)	1,400,822	(51,942,386)	(2,239,270)	(20,778,291)
(2,308,534)	48,295,568	63,629,412	142,548,038	12,608,101	82,417,542

11,696,057	34,680,281	74,588,787	98,908,875	16,051,398	66,612,236

-	-	(8,032,215)	(9,089,369)	(5,183,884)	(6,097,987)
(304,483)	(273,859)	-	-	-	-
(121,782)	(69,794)	-	-	-	-
-	-	(286,864)	(323,441)	(72,903)	(83,617)
(5,743)	(5,108)	-	-	-	-

(432,008)	(348,761)	(8,319,079)	(9,412,810)	(5,256,787)	(6,181,604)

-	-	57,033,237	(9,460,280)	39,114,873	20,624,883
(14,787,016)	(3,984,483)	-	-	-	-
(3,787,283)	(3,458,179)	-	-	-	-
-	-	5,523,924	6,728,535	1,315,087	1,687,192
386,949	362,513	-	-	-	-

(18,187,350)	(7,080,149)	62,557,161	(2,731,745)	40,429,960	22,312,075

(6,923,301)	27,251,371	128,826,869	86,764,320	51,224,571	82,742,707

107,340,457	80,089,086	446,928,389	360,164,069	293,127,068	210,384,361

$100,417,156	$107,340,457	$575,755,258	$446,928,389	$344,351,639	$293,127,068

$588,488	$419,755	$9,513,385	$8,271,169	$5,309,266	$4,919,382

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Global Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$977,423	$540,201
Net realized gain (loss) on investment transactions	3,660,223	(6,864,185)
Net change in unrealized appreciation (depreciation) on investments	7,224,654	23,887,546

Net increase (decrease) in net assets resulting from operations	11,862,300	17,563,562

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	(443,725)	(548,755)
Class II	(99,559)	(133,588)
Service Class	-	-
Service Class I	(4,481)	(5,335)

Total distributions from net investment income	(547,765)	(687,678)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	9,390,192	47,920,652
Class II	(3,172,493)	(3,367,089)
Service Class	-	-
Service Class I	721,200	135,804

Increase (decrease) in net assets from fund share transactions	6,938,899	44,689,367

Total increase (decrease) in net assets	18,253,434	61,565,251
Net assets
Beginning of year	86,026,610	24,461,359

End of year	$104,280,044	$86,026,610

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$945,503	$491,191

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund		MML Income & Growth Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$1,587,731	$2,071,894	$2,404,753	$2,851,928
7,258,825	(27,416,912)	25,571,220	(12,967,363)
7,628,989	60,520,917	(18,211,608)	50,695,566

16,475,545	35,175,899	9,764,365	40,580,131

(1,924,321)	(2,675,505)	(2,756,313)	(2,061,951)
-	-	-	-
-	-	-	-
(153,086)	(184,375)	(121,024)	(13,965)
-	-	-	-

(2,077,407)	(2,859,880)	(2,877,337)	(2,075,916)

(17,397,853)	(15,696,871)	(204,108,040)	155,681,017
-	-	-	-
-	-	-	-
865,578	7,810,429	1,293,934	1,386,647
-	-	-	-

(16,532,275)	(7,886,442)	(202,814,106)	157,067,664

(2,134,137)	24,429,577	(195,927,078)	195,571,879

158,984,725	134,555,148	272,669,098	77,097,219

$156,850,588	$158,984,725	$76,742,020	$272,669,098

$1,555,109	$2,050,709	$2,304,911	$2,869,415

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$385,271	$129,229
Net realized gain (loss) on investment transactions	3,403,883	(6,221,455)
Net change in unrealized appreciation (depreciation) on investments	18,363,328	16,548,652

Net increase (decrease) in net assets resulting from operations	22,152,482	10,456,426

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(135,692)	(177,283)
Service Class	-	(2,376)

Total distributions from net investment income	(135,692)	(179,659)

Net fund share transactions (Note 5):
Initial Class	103,576,004	(5,262,576)
Service Class	15,706	260,471

Increase (decrease) in net assets from fund share transactions	103,591,710	(5,002,105)

Total increase (decrease) in net assets	125,608,500	5,274,662
Net assets
Beginning of year	41,707,168	36,432,506

End of year	$167,315,668	$41,707,168

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$377,258	$121,775

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$(646,732)	$(584,866)	$9,263,692	$6,340,285
21,871,761	(20,742,328)	65,686,823	(2,455,872)
56,982,064	110,156,837	(1,729,806)	88,742,094

78,207,093	88,829,643	73,220,709	92,626,507

-	-	(5,765,689)	(7,031,877)
-	-	(106,830)	(103,215)

-	-	(5,872,519)	(7,135,092)

(19,052,242)	5,026,169	(21,520,432)	(122,786)
4,095,093	3,198,019	2,175,010	2,465,079

(14,957,149)	8,224,188	(19,345,422)	2,342,293

63,249,944	97,053,831	48,002,768	87,833,708

284,697,008	187,643,177	381,545,833	293,712,125

$347,946,952	$284,697,008	$429,548,601	$381,545,833

$(709,308)	$(35,230)	$8,831,980	$5,790,597

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$313,530	$224,286
Net realized gain (loss) on investment transactions	59,415	(2,401,056)
Net change in unrealized appreciation (depreciation) on investments	9,401,611	10,576,014

Net increase (decrease) in net assets resulting from operations	9,774,556	8,399,244

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(223,145)	(417,813)
Class II	-	-
Service Class	(13,744)	(27,020)
Service Class I	-	-

Total distributions from net investment income	(236,889)	(444,833)

From net realized gains:
Initial Class	-	(675,436)
Class II	-	-
Service Class	-	(44,276)
Service Class I	-	-

Total distributions from net realized gains	-	(719,712)

Net fund share transactions (Note 5):
Initial Class	(5,195,780)	(2,154,683)
Class II	-	-
Service Class	595,008	989,088
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(4,600,772)	(1,165,595)

Total increase (decrease) in net assets	4,936,895	6,069,104
Net assets
Beginning of year	41,197,154	35,128,050

End of year	$46,134,049	$41,197,154

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$329,731	$229,984

Distributions in excess of net investment income included in net assets at end of year.	$-	$-

*	Fund commenced operations on February 27, 2009.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2010	Year Ended December 31, 2009*	Year Ended December 31, 2010	Year Ended December 31, 2009

$325,366	$184,351	$1,146,608	$1,083,547
10,205,295	2,545,639	17,419,713	(20,202,597)
10,266,951	17,204,800	27,693,877	78,767,432

20,797,612	19,934,790	46,260,198	59,648,382

-	-	(1,105,932)	(2,007,657)
(798,366)	(209,952)	-	-
-	-	(23,853)	(38,998)
(17,102)	(902)	-	-

(815,468)	(210,854)	(1,129,785)	(2,046,655)

-	-	-	-
(8,456,394)	(2,265,082)	-	-
-	-	-	-
(199,717)	(14,929)	-	-

(8,656,111)	(2,280,011)	-	-

-	-	(31,113,774)	(23,196,315)
(1,584,805)	78,852,336	-	-
-	-	1,387,858	1,055,440
1,789,392	583,927	-	-

204,587	79,436,263	(29,725,916)	(22,140,875)

11,530,620	96,880,188	15,404,497	35,460,852

96,880,188	-	182,124,172	146,663,320

$108,410,808	$96,880,188	$197,528,669	$182,124,172

$-	$-	$1,110,263	$1,093,440

$(171,220)	$(2,025)	$-	$-

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Asset Allocation Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.75	$6.90	$9.91		$10.30	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.17	0.23		0.25	0.16
Net realized and unrealized gain (loss) on investments	0.80	0.98	(3.23)		(0.13)	0.31

Total income (loss) from investment operations	0.95	1.15	(3.00)		0.12	0.47

Less distributions to shareholders:
From net investment income	(0.20)	(0.30)	(0.01)		(0.25)	(0.16)
From net realized gains	-	-	-		(0.26)	(0.01)

Total distributions	(0.20)	(0.30)	(0.01)		(0.51)	(0.17)

Net asset value, end of period	$8.50	$7.75	$6.90		$9.91	$10.30

Total Return ^^	12.61%	17.02%	(30.32%	)	1.14%	4.74%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$134,949	$138,938	$136,326		$255,294	$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	0.63%	0.62%		0.59%	0.61%	*
After expense waiver	N/A	N/A	0.60%	#	0.57% #	0.57%	*#
Net investment income (loss) to average daily net assets	1.89%	2.43%	2.63%		2.34%	2.40%	*
Portfolio turnover rate	60%	109%	67%		62%	38%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.72	$6.90	$8.98

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.15	0.08
Net realized and unrealized gain (loss) on investments	0.80	0.97	(2.15)

Total income (loss) from investment operations	0.93	1.12	(2.07)

Less distributions to shareholders:
From net investment income	(0.19)	(0.30)	(0.01)

Total distributions	(0.19)	(0.30)	(0.01)

Net asset value, end of period	$8.46	$7.72	$6.90

Total Return ^^	12.37%	16.56%	(23.10%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,994	$5,510	$1,757
Ratio of expenses to average daily net assets	0.87%	0.88%	0.90%	*
Net investment income (loss) to average daily net assets	1.65%	2.09%	3.09%	*
Portfolio turnover rate	60%	109%	67%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund

	Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.32	$4.45	$11.09		$10.21	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.02	0.03		0.02	0.01
Net realized and unrealized gain (loss) on investments	0.85	1.87	(6.67)		1.54	0.21

Total income (loss) from investment operations	0.89	1.89	(6.64)		1.56	0.22

Less distributions to shareholders:
From net investment income	(0.03)	(0.02)	-		(0.02)	-
From net realized gains	-	-	-		(0.66)	(0.01)

Total distributions	(0.03)	(0.02)	-		(0.68)	(0.01)

Net asset value, end of period	$7.18	$6.32	$4.45		$11.09	$10.21

Total Return ^^	14.14%	42.58%	(59.87%	)	15.04%	2.19%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$75,480	$82,035	$59,617		$23,930	$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.93%	0.93%		0.91%	0.94%	*
After expense waiver	0.87% #	0.90% #	0.90%	#	0.76% #	0.76%	*#
Net investment income (loss) to average daily net assets	0.58%	0.44%	0.40%		0.16%	0.11%	*
Portfolio turnover rate	78%	69%	104%		59%	43%	**

	Class II
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.35	$4.46	$11.10		$10.21	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.03	0.03		0.03	0.01
Net realized and unrealized gain (loss) on investments	0.86	1.88	(6.67)		1.55	0.22

Total income (loss) from investment operations	0.90	1.91	(6.64)		1.58	0.23

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	-		(0.03)	-
From net realized gains	-	-	-		(0.66)	(0.02)

Total distributions	(0.04)	(0.02)	-		(0.69)	(0.02)

Net asset value, end of period	$7.21	$6.35	$4.46		$11.10	$10.21

Total Return ^^	14.21%	42.82%	(59.82%	)	15.20%	2.25%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$23,147	$24,102	$19,978		$61,686	$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.83%	0.82%		0.81%	0.84%	*
After expense waiver	0.77% #	0.80% #	0.76%	#	0.66% #	0.66%	*#
Net investment income (loss) to average daily net assets	0.68%	0.52%	0.40%		0.26%	0.21%	*
Portfolio turnover rate	78%	69%	104%		59%	43%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund (Continued)

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$6.29	$4.45	$8.78

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.85	1.86	(4.34)

Total income (loss) from investment operations	0.87	1.87	(4.33)

Less distributions to shareholders:
From net investment income	(0.03)	(0.03)	-

Total distributions	(0.03)	(0.03)	-

Net asset value, end of period	$7.13	$6.29	$4.45

Total Return ^^	13.83%	42.11%	(49.32%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,789	$1,203	$494
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	1.18%	1.19%	*
After expense waiver	1.12% #	1.15% #	N/A
Net investment income (loss) to average daily net assets	0.33%	0.15%	0.73%	*
Portfolio turnover rate	78%	69%	104%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Income Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.35	$6.82	$10.77		$10.97	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.15	0.22		0.20	0.11
Net realized and unrealized gain (loss) on investments	1.06	1.56	(4.04)		0.15	0.99

Total income (loss) from investment operations	1.22	1.71	(3.82)		0.35	1.10

Less distributions to shareholders:
From net investment income	(0.13)	(0.18)	-		(0.17)	(0.10)
From net realized gains	-	-	(0.13)		(0.38)	(0.03)

Total distributions	(0.13)	(0.18)	(0.13)		(0.55)	(0.13)

Net asset value, end of period	$9.44	$8.35	$6.82		$10.77	$10.97

Total Return ^^	14.95%	25.19%	(35.80%	)	3.13%	11.01%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$550,834	$430,300	$353,862		$378,616	$292,357
Ratio of expenses to average daily net assets	0.79%	0.81%	0.80%		0.78%	0.80%	*
Net investment income (loss) to average daily net assets	1.87%	2.13%	2.51%		1.76%	1.66%	*
Portfolio turnover rate	16%	31%	32%		27%	12%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.32	$6.82	$9.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.06	1.54	(2.74)

Total income (loss) from investment operations	1.20	1.67	(2.65)

Less distributions to shareholders:
From net investment income	(0.12)	(0.17)	-
From net realized gains	-	-	(0.13)

Total distributions	(0.12)	(0.17)	(0.13)

Net asset value, end of period	$9.40	$8.32	$6.82

Total Return ^^	14.70%	24.74%	(27.98%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,921	$16,629	$6,302
Ratio of expenses to average daily net assets	1.04%	1.06%	1.06%	*
Net investment income (loss) to average daily net assets	1.62%	1.77%	3.36%	*
Portfolio turnover rate	16%	31%	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Foreign Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.95	$7.08	$12.02		$11.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.16	0.27		0.24	0.13
Net realized and unrealized gain (loss) on investments	0.24	1.90	(5.21)		1.24	1.00

Total income (loss) from investment operations	0.40	2.06	(4.94)		1.48	1.13

Less distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.00	) †	(0.27)	(0.12)
From net realized gains	-	-	-		(0.19)	(0.01)

Total distributions	(0.14)	(0.19)	(0.00	) †	(0.46)	(0.13)

Net asset value, end of period	$9.21	$8.95	$7.08		$12.02	$11.00

Total Return ^^	4.70%	29.28%	(41.07%	)	13.48%	11.26%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$338,495	$288,815	$208,709		$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%	1.01%	1.00%		1.00%	1.03%	*
After expense waiver	N/A	N/A	0.98%	#	N/A	1.02%	*#
Net investment income (loss) to average daily net assets	1.85%	2.08%	2.74%		2.00%	1.90%	*
Portfolio turnover rate	8%	11%	10%		9%	9%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.92	$7.07	$9.96

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.26	1.89	(2.92)

Total income (loss) from investment operations	0.39	2.04	(2.89)

Less distributions to shareholders:
From net investment income	(0.13)	(0.19)	(0.00	) †

Total distributions	(0.13)	(0.19)	(0.00	) †

Net asset value, end of period	$9.18	$8.92	$7.07

Total Return ^^	4.54%	29.01%	(28.99%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,857	$4,313	$1,675
Ratio of expenses to average daily net assets	1.24%	1.26%	1.25%	*
Net investment income (loss) to average daily net assets	1.56%	1.88%	1.00%	*
Portfolio turnover rate	8%	11%	10%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund

	Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.56	$5.78	$10.31	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.05	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investments	0.87	1.80	(4.64)	0.22	0.53

Total income (loss) from investment operations	0.95	1.85	(4.49)	0.38	0.63

Less distributions to shareholders:
From net investment income	(0.05)	(0.07)	-	(0.16)	(0.11)
From net realized gains	-	-	(0.04)	(0.43)	-

Total distributions	(0.05)	(0.07)	(0.04)	(0.59)	(0.11)

Net asset value, end of period	$8.46	$7.56	$5.78	$10.31	$10.52

Total Return ^^	12.64%	32.06%	(43.70% )	3.57%	6.25%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$83,762	$65,305	$5,589	$10,156	$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	1.14%	1.27%	1.15%	1.15%	*
After expense waiver	0.90% #	0.90% #	0.83% #	0.71% #	0.71%	*#
Net investment income (loss) to average daily net assets	1.05%	0.76%	1.82%	1.41%	1.47%	*
Portfolio turnover rate	18%	88%	65%	56%	41%	**

	Class II
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.64	$5.83	$10.31	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.10	0.17	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.88	1.76	(4.61)	0.22	0.53

Total income (loss) from investment operations	0.97	1.86	(4.44)	0.39	0.63

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	-	(0.17)	(0.11)
From net realized gains	-	-	(0.04)	(0.43)	-

Total distributions	(0.04)	(0.05)	(0.04)	(0.60)	(0.11)

Net asset value, end of period	$8.57	$7.64	$5.83	$10.31	$10.52

Total Return ^^	12.83%	31.96%	(43.27% )	3.75%	6.30%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,095	$20,163	$18,607	$43,429	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	1.04%	1.17%	1.05%	1.04%	*
After expense waiver	0.80% #	0.80% #	0.72% #	0.61% #	0.61%	*#
Net investment income (loss) to average daily net assets	1.19%	1.63%	1.95%	1.51%	1.60%	*
Portfolio turnover rate	18%	88%	65%	56%	41%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund (Continued)

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.57	$5.80	$8.72

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.89	1.76	(2.89)

Total income (loss) from investment operations	0.94	1.84	(2.88)

Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	-
From net realized gains	-	-	(0.04)

Total distributions	(0.04)	(0.07)	(0.04)

Net asset value, end of period	$8.47	$7.57	$5.80

Total Return ^^	12.46%	31.77%	(33.21%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,424	$559	$265
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%	1.39%	1.19%	*
After expense waiver	1.15% #	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	0.71%	1.20%	0.46%	*
Portfolio turnover rate	18%	88%	65%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth & Income Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06 +
Net asset value, beginning of period	$7.35	$5.87	$9.80		$10.36		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.09	0.11		0.12		0.07
Net realized and unrealized gain (loss) on investments	0.74	1.52	(4.04)		(0.14)		0.37

Total income (loss) from investment operations	0.82	1.61	(3.93)		(0.02)		0.44

Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	-		(0.12)		(0.08)
From net realized gains	-	-	-		(0.42)		-
Tax return of capital	-	-	-		(0.00	) †	-

Total distributions	(0.10)	(0.13)	-		(0.54)		(0.08)

Net asset value, end of period	$8.07	$7.35	$5.87		$9.80		$10.36

Total Return ^^	11.47%	27.66%	(40.10%	)	(0.33%	)	4.35%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$143,556	$147,773	$133,236		$269,803		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%	0.58%	0.56%		0.54%		0.55%	*
After expense waiver	N/A	N/A	0.55%	#	0.52%	#	0.52%	*#
Net investment income (loss) to average daily net assets	1.06%	1.51%	1.39%		1.13%		1.11%	*
Portfolio turnover rate	95%	47%	48%		38%		22%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.32	$5.86	$8.59

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.74	1.52	(2.78)

Total income (loss) from investment operations	0.80	1.59	(2.73)

Less distributions to shareholders:
From net investment income	(0.09)	(0.13)	-

Total distributions	(0.09)	(0.13)	-

Net asset value, end of period	$8.03	$7.32	$5.86

Total Return ^^	11.21%	27.35%	(31.78%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$13,294	$11,212	$1,319
Ratio of expenses to average daily net assets	0.81%	0.83%	0.84%	*
Net investment income (loss) to average daily net assets	0.82%	1.05%	2.15%	*
Portfolio turnover rate	95%	47%	48%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Income & Growth Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06 +
Net asset value, beginning of period	$7.82	$6.68	$10.24		$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.13	0.16		0.17		0.13
Net realized and unrealized gain (loss) on investments	0.73	1.07	(3.72)		(0.24)		1.04

Total income (loss) from investment operations	0.86	1.20	(3.56)		(0.07)		1.17

Less distributions to shareholders:
From net investment income	(0.31)	(0.06)	(0.00	) †	(0.17)		(0.14)
From net realized gains	-	-	(0.00	) †	(0.55)		-
Tax return of capital	-	-	-		(0.00	) †	-

Total distributions	(0.31)	(0.06)	(0.00	) †	(0.72)		(0.14)

Net asset value, end of period	$8.37	$7.82	$6.68		$10.24		$11.03

Total Return ^^	11.70%	18.06%	(34.76%	)	(0.77%	)	11.66%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$72,789	$270,263	$76,447		$150,272		$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%	0.72%	0.74%		0.70%		0.72%	*
After expense waiver	N/A	N/A	0.73%	#	0.70%	##	0.70%	*#
Net investment income (loss) to average daily net assets	1.62%	1.79%	1.82%		1.48%		1.84%	*
Portfolio turnover rate	64%	52%	59%		57%		38%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.79	$6.68	$9.09

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.71	1.06	(2.47)

Total income (loss) from investment operations	0.84	1.17	(2.41)

Less distributions to shareholders:
From net investment income	(0.30)	(0.06)	(0.00	) †
From net realized gains	-	-	(0.00	) †

Total distributions	(0.30)	(0.06)	(0.00	) †

Net asset value, end of period	$8.33	$7.79	$6.68

Total Return ^^	11.47%	17.59%	(26.51%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,953	$2,406	$650
Ratio of expenses to average daily net assets	0.98%	0.97%	1.03%	*
Net investment income (loss) to average daily net assets	1.64%	1.59%	2.33%	*
Portfolio turnover rate	64%	52%	59%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Growth Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.80	$6.71	$11.34		$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03	0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments	1.63	2.10	(4.66)		1.35	(0.00	) †

Total income (loss) from investment operations	1.66	2.13	(4.63)		1.36	0.01

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)	-		(0.02)	(0.01)

Total distributions	(0.01)	(0.04)	-		(0.02)	(0.01)

Net asset value, end of period	$10.45	$8.80	$6.71		$11.34	$10.00

Total Return ^^	18.87%	31.75%	(40.83%	)	13.57%	0.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$166,552	$41,071	$36,197		$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	0.81%	0.78%		0.72%	0.76%	*
After expense waiver	N/A	N/A	0.77%	#	N/A	0.73%	*#
Net investment income (loss) to average daily net assets	0.36%	0.35%	0.35%		0.12%	0.15%	*
Portfolio turnover rate	88%	151%	86%		85%	61%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.78	$6.71	$9.87

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.61	2.09	(3.17)

Total income (loss) from investment operations	1.62	2.10	(3.16)

Less distributions to shareholders:
From net investment income	-	(0.03)	-

Total distributions	-	(0.03)	-

Net asset value, end of period	$10.40	$8.78	$6.71

Total Return ^^	18.45%	31.43%	(32.02%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$763	$636	$236
Ratio of expenses to average daily net assets	0.97%	1.06%	1.13%	*
Net investment income (loss) to average daily net assets	0.11%	0.08%	0.53%	*
Portfolio turnover rate	88%	151%	86%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Growth Fund

	Initial Class
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$9.55		$6.57		$11.18		$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)		(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.70		3.00		(4.41)		1.71	0.05

Total income (loss) from investment operations	2.68		2.98		(4.43)		1.72	0.04

Less distributions to shareholders:
From net investment income	-		-		-		(0.01)	-
From net realized gains	-		-		(0.18)		(0.57)	-

Total distributions	-		-		(0.18)		(0.58)	-

Net asset value, end of period	$12.23		$9.55		$6.57		$11.18	$10.04

Total Return ^^	28.06%		45.36%		(40.21%	)	16.89%	0.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$330,711		$274,954		$183,886		$285,701	$285,149
Ratio of expenses to average daily net assets	0.82%		0.84%		0.83%		0.81%	0.83%	*
Net investment income (loss) to average daily net assets	(0.20%	)	(0.25%	)	(0.21%	)	0.08%	(0.11%	) *
Portfolio turnover rate	29%		52%		32%		31%	30%	**

	Service Class
	Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.52		$6.57		$10.46

Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	2.69		2.99		(3.70)

Total income (loss) from investment operations	2.65		2.95		(3.71)

Less distributions to shareholders:
From net realized gains	-		-		(0.18)

Total distributions	-		-		(0.18)

Net asset value, end of period	$12.17		$9.52		$6.57

Total Return ^^	27.84%		44.90%		(36.09%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$17,236		$9,743		$3,757
Ratio of expenses to average daily net assets	1.07%		1.09%		1.11%	*
Net investment income (loss) to average daily net assets	(0.42%	)	(0.50%	)	(0.29%	) *
Portfolio turnover rate	29%		52%		32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.85	$6.93	$9.18		$10.81	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.22	0.15	0.17		0.15	0.10
Net realized and unrealized gain (loss) on investments	1.53	1.93	(2.42)		(0.35)	1.03

Total income (loss) from investment operations	1.75	2.08	(2.25)		(0.20)	1.13

Less distributions to shareholders:
From net investment income	(0.14)	(0.16)	(0.00	) †	(0.10)	(0.10)
From net realized gains	-	-	-		(1.33)	(0.22)

Total distributions	(0.14)	(0.16)	(0.00	) †	(1.43)	(0.32)

Net asset value, end of period	$10.46	$8.85	$6.93		$9.18	$10.81

Total Return ^^	20.09%	30.31%	(24.51%	)	(2.32% )	11.23%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$419,863	$375,386	$291,433		$404,928	$358,906
Ratio of expenses to average daily net assets	0.89%	0.91%	0.90%		0.88%	0.90%	*
Net investment income (loss) to average daily net assets	2.36%	1.99%	2.09%		1.33%	1.44%	*
Portfolio turnover rate	125%	159%	189%		206%	173%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.83	$6.92	$9.06

Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.51	1.94	(2.23)

Total income (loss) from investment operations	1.71	2.07	(2.14)

Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.00	) †

Total distributions	(0.13)	(0.16)	(0.00	) †

Net asset value, end of period	$10.41	$8.83	$6.92

Total Return ^^	19.62%	30.20%	(23.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9,686	$6,160	$2,279
Ratio of expenses to average daily net assets	1.14%	1.16%	1.16%	*
Net investment income (loss) to average daily net assets	2.14%	1.76%	3.51%	*
Portfolio turnover rate	125%	159%	189%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Index Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.86	$6.49	$9.56		$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.04	0.08		0.09	0.04
Net realized and unrealized gain (loss) on investments	1.94	1.55	(3.05)		(0.13)	0.10

Total income (loss) from investment operations	2.00	1.59	(2.97)		(0.04)	0.14

Less distributions to shareholders:
From net investment income	(0.05)	(0.08)	-		(0.09)	(0.04)
From net realized gains	-	(0.14)	(0.10)		(0.41)	-

Total distributions	(0.05)	(0.22)	(0.10)		(0.50)	(0.04)

Net asset value, end of period	$9.81	$7.86	$6.49		$9.56	$10.10

Total Return ^^	25.61%	24.80%	(31.36%	)	(0.57% )	1.41%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,037	$38,456	$33,944		$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.53%	0.54%		0.44%	0.52%	*
After expense waiver	N/A	N/A	0.53%	#	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	0.76%	0.65%	0.98%		0.90%	0.60%	*
Portfolio turnover rate	12%	16%	23%		15%	73%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.83	$6.48	$9.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.93	1.54	(3.05)

Total income (loss) from investment operations	1.98	1.57	(3.02)

Less distributions to shareholders:
From net investment income	(0.04)	(0.08)	-
From net realized gains	-	(0.14)	(0.10)

Total distributions	(0.04)	(0.22)	(0.10)

Net asset value, end of period	$9.77	$7.83	$6.48

Total Return ^^	25.36%	24.51%	(31.75%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,097	$2,741	$1,184
Ratio of expenses to average daily net assets	0.75%	0.78%	0.91%	*
Net investment income (loss) to average daily net assets	0.57%	0.41%	1.33%	*
Portfolio turnover rate	12%	16%	23%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Company Value Fund

	Class II
	Year Ended 12/31/10	Period Ended 12/31/09 +
Net asset value, beginning of period	$15.70	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.05
Net realized and unrealized gain (loss) on investments	3.19	6.07

Total income (loss) from investment operations	3.25	6.12

Less distributions to shareholders:
From net investment income	(0.14)	(0.04)
From net realized gains	(1.51)	(0.38)

Total distributions	(1.65)	(0.42)

Net asset value, end of period	$17.30	$15.70

Total Return ^^	20.83%	61.26%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$105,829	$96,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%	1.26%	*
After expense waiver	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	0.34%	0.41%	*
Portfolio turnover rate	29%	44%	**

	Service Class I
	Year Ended 12/31/10	Period Ended 12/31/09 +
Net asset value, beginning of period	$15.67	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03
Net realized and unrealized gain (loss) on investments	3.18	6.04

Total income (loss) from investment operations	3.21	6.07

Less distributions to shareholders:
From net investment income	(0.13)	(0.02)
From net realized gains	(1.51)	(0.38)

Total distributions	(1.64)	(0.40)

Net asset value, end of period	$17.24	$15.67

Total Return ^^	20.59%	60.83%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,581	$677
Ratio of expenses to average daily net assets:
Before expense waiver	1.43%	1.51%	*
After expense waiver	1.40% #	1.40%	*#
Net investment income (loss) to average daily net assets	0.20%	0.25%	*
Portfolio turnover rate	29%	44%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period February 27, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06 +
Net asset value, beginning of period	$7.35	$5.21	$8.45		$10.45		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.04	0.08		0.11		0.08
Net realized and unrealized gain (loss) on investments	1.91	2.18	(3.32)		(2.02)		0.44

Total income (loss) from investment operations	1.96	2.22	(3.24)		(1.91)		0.52

Less distributions to shareholders:
From net investment income	(0.05)	(0.08)	-		(0.09)		(0.07)
Tax return of capital	-	-	-		(0.00	) †	-

Total distributions	(0.05)	(0.08)	-		(0.09)		(0.07)

Net asset value, end of period	$9.26	$7.35	$5.21		$8.45		$10.45

Total Return ^^	26.84%	42.73%	(38.34%	)	(18.31%	)	5.20%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$191,141	$178,318	$145,129		$248,583		$207,239
Ratio of expenses to average daily net assets	0.81%	0.82%	0.81%		0.79%		0.83%	*
Net investment income (loss) to average daily net assets	0.62%	0.69%	1.10%		1.14%		1.29%	*
Portfolio turnover rate	52%	65%	145%		152%		173%	**

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.33	$5.21	$8.11

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.90	2.18	(2.93)

Total income (loss) from investment operations	1.93	2.20	(2.90)

Less distributions to shareholders:
From net investment income	(0.04)	(0.08)	-

Total distributions	(0.04)	(0.08)	-

Net asset value, end of period	$9.22	$7.33	$5.21

Total Return ^^	26.44%	42.32%	(35.76%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,388	$3,806	$1,535
Ratio of expenses to average daily net assets	1.06%	1.07%	1.07%	*
Net investment income (loss) to average daily net assets	0.40%	0.40%	1.79%	*
Portfolio turnover rate	52%	65%	145%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than 0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are thirteen series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Asset Allocation Fund (“Asset Allocation Fund”), MML Concentrated Growth Fund (“Concentrated Growth Fund”), MML Equity Income Fund (“Equity Income Fund”), MML Foreign Fund (“Foreign Fund”), MML Global Fund (“Global Fund”), MML Growth & Income Fund (“Growth & Income Fund”), MML Income & Growth Fund (“Income & Growth Fund”), MML Large Cap Growth Fund (“Large Cap Growth Fund”), MML Mid Cap Growth Fund (“Mid Cap Growth Fund”), MML Mid Cap Value Fund (“Mid Cap Value Fund”), MML Small Cap Index Fund (“Small Cap Index Fund”), MML Small Company Value Fund (“Small Company Value Fund”), and MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”).

The Small Company Value Fund commenced operations on February 27, 2009.

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Concentrated Growth Fund, Global Fund, and Small Company Value Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Concentrated Growth Fund and Global Fund offer the following three classes of shares: Class I, Class II, and Service Class I shares. The Small Company Value Fund offers the following two classes of shares: Class II and Service Class I shares. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Notes to Financial Statements (Continued)

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Concentrated Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Index Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2010 for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Equities
Common Stock
Basic Materials	$6,250,953	$-	$-	$6,250,953
Communications	16,630,543	-	-	16,630,543
Consumer, Cyclical	7,463,534	1,289,715	-	8,753,249
Consumer, Non-cyclical	18,098,989	-	-	18,098,989
Energy	16,170,761	-	-	16,170,761
Financial	8,733,219	-	-	8,733,219
Industrial	9,014,637	-	-	9,014,637
Technology	9,966,702	-	-	9,966,702
Utilities	903,810	-	-	903,810

Total Common Stock	93,233,148	1,289,715	-	94,522,863

Total Equities	93,233,148	1,289,715	-	94,522,863

Bonds & Notes
Total Corporate Debt	-	14,692,007	102,625	14,794,632

Total Municipal Obligations	-	521,705	-	521,705

Non-U.S. Government Agency Obligations
Commercial MBS	-	1,438,910	-	1,438,910
Credit Card ABS	-	99,751	-	99,751

Total Non-U.S. Government Agency Obligations	-	1,538,661	-	1,538,661

Total Sovereign Debt Obligations	-	2,129,116	-	2,129,116

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	557,512	-	557,512
Pass-Through Securities	-	14,463,730	-	14,463,730

Total U.S. Government Agency Obligations and Instrumentalities	-	15,021,242	-	15,021,242

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	7,519,494	-	7,519,494

Total U.S. Treasury Obligations	-	7,519,494	-	7,519,494

Total Bonds & Notes	-	41,422,225	102,625	41,524,850

Total Long-Term Investments	93,233,148	42,711,940	102,625	136,047,713

Total Short-Term Investments	-	6,544,847	-	6,544,847

Total Investments	$93,233,148	$49,256,787	$102,625	$142,592,560

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Income Fund
Equities
Common Stock
Basic Materials	$39,587,217	$-	$-	$39,587,217
Communications	57,738,144	4,415,237	-	62,153,381
Consumer, Cyclical	47,625,572	-	-	47,625,572
Consumer, Non-cyclical	66,356,577	-	-	66,356,577
Energy	81,005,466	-	-	81,005,466
Financial	110,300,396	-	-	110,300,396
Industrial	70,984,425	-	-	70,984,425
Technology	31,655,114	-	-	31,655,114
Utilities	47,138,655	-	-	47,138,655

Total Common Stock	552,391,566	4,415,237	-	556,806,803

Preferred Stock
Consumer, Cyclical	3,417,046	-	-	3,417,046

Total Preferred Stock	3,417,046	-	-	3,417,046

Total Equities	555,808,612	4,415,237	-	560,223,849

Total Mutual Funds	6,806,231	-	-	6,806,231

Total Long-Term Investments	562,614,843	4,415,237	-	567,030,080

Total Short-Term Investments	-	12,883,414	-	12,883,414

Total Investments	$562,614,843	$17,298,651	$-	$579,913,494

Foreign Fund
Equities
Common Stock
Basic Materials	$1,860,991	$7,243,121	$-	$9,104,112
Communications	18,742,173	36,535,546	-	55,277,719
Consumer, Cyclical	2,932,899	27,435,581	-	30,368,480
Consumer, Non-cyclical	-	49,096,872	-	49,096,872
Diversified	-	2,313,307	-	2,313,307
Energy	11,980,737	23,179,347	-	35,160,084
Financial	12,266,319	46,413,669	-	58,679,988
Industrial	4,678,067	29,077,114	-	33,755,181
Technology	11,044,855	25,062,747	-	36,107,602
Utilities	-	10,555,432	-	10,555,432

Total Common Stock	63,506,041	256,912,736	-	320,418,777

Preferred Stock
Basic Materials	5,794,745	-	-	5,794,745

Total Preferred Stock	5,794,745	-	-	5,794,745

Total Equities	69,300,786	256,912,736	-	326,213,522

Total Long-Term Investments	69,300,786	256,912,736	-	326,213,522

Total Short-Term Investments	-	10,432,495	-	10,432,495

Total Investments	$69,300,786	$267,345,231	$-	$336,646,017

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Global Fund
Equities
Common Stock
Basic Materials	$2,396,951	$10,541,355	$-	$12,938,306
Communications	5,462,808	1,968,472	-	7,431,280
Consumer, Cyclical	5,210,058	3,272,093	-	8,482,151
Consumer, Non-cyclical	12,058,059	17,924,402	-	29,982,461
Diversified	-	1,768,538	-	1,768,538
Energy	2,858,288	1,264,852	-	4,123,140
Financial	7,445,439	7,485,640	-	14,931,079
Industrial	10,530,244	5,508,291	-	16,038,535
Technology	5,172,925	2,365,980	-	7,538,905
Utilities	-	253,709	-	253,709

Total Common Stock	51,134,772	52,353,332	-	103,488,104

Total Equities	51,134,772	52,353,332	-	103,488,104

Total Long-Term Investments	51,134,772	52,353,332	-	103,488,104

Total Short-Term Investments	-	787,769	-	787,769

Total Investments	$51,134,772	$53,141,101	$-	$104,275,873

Growth & Income Fund
Equities
Common Stock
Basic Materials	$4,773,383	$2,370,921	$-	$7,144,304
Communications	13,595,598	-	-	13,595,598
Consumer, Cyclical	11,109,383	1,554,245	-	12,663,628
Consumer, Non-cyclical	31,014,835	6,033,123	-	37,047,958
Energy	19,424,692	-	-	19,424,692
Financial	27,972,183	-	-	27,972,183
Industrial	14,802,160	-	-	14,802,160
Technology	19,002,125	625,945	-	19,628,070
Utilities	3,356,011	-	-	3,356,011

Total Common Stock	145,050,370	10,584,234	-	155,634,604

Total Equities	145,050,370	10,584,234	-	155,634,604

Total Long-Term Investments	145,050,370	10,584,234	-	155,634,604

Total Short-Term Investments	-	1,372,799	-	1,372,799

Total Investments	$145,050,370	$11,957,033	$-	$157,007,403

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Income & Growth Fund
Equities
Common Stock
Basic Materials	$4,666,439	$3,267,141	$-	$7,933,580
Communications	5,390,568	-	-	5,390,568
Consumer, Cyclical	4,535,711	-	-	4,535,711
Consumer, Non-cyclical	13,645,362	806,003	-	14,451,365
Energy	10,740,309	-	-	10,740,309
Financial	11,875,798	-	-	11,875,798
Industrial	12,829,377	-	-	12,829,377
Technology	3,230,596	-	-	3,230,596
Utilities	5,632,243	-	-	5,632,243

Total Common Stock	72,546,403	4,073,144	-	76,619,547

Total Equities	72,546,403	4,073,144	-	76,619,547

Total Long-Term Investments	72,546,403	4,073,144	-	76,619,547

Total Short-Term Investments	-	50,429	-	50,429

Total Investments	$72,546,403	$4,123,573	$-	$76,669,976

Small Company Value Fund
Equities
Common Stock
Basic Materials	$9,206,116	$-	$-	$9,206,116
Communications	2,896,672	-	-	2,896,672
Consumer, Cyclical	12,375,448	-	-	12,375,448
Consumer, Non-cyclical	11,288,488	-	-	11,288,488
Energy	7,226,926	-	-	7,226,926
Financial	22,418,034	-	-	22,418,034
Industrial	29,543,046	-	-	29,543,046
Technology	4,881,547	-	-	4,881,547
Utilities	4,321,267	-	-	4,321,267

Total Common Stock	104,157,544	-	-	104,157,544

Convertible Preferred Stock Financial	-	675,941	-	675,941

Total Convertible Preferred Stock	-	675,941	-	675,941

Total Equities	104,157,544	675,941	-	104,833,485

Total Mutual Funds	498,770	-	-	498,770

Total Long-Term Investments	104,656,314	675,941	-	105,332,255

Total Short-Term Investments	-	3,229,133	-	3,229,133

Total Investments	$104,656,314	$3,905,074	$-	$108,561,388

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2010 for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Index Fund
Futures Contracts
Equity Risk	$5,850	$-	$-	$5,850

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	$-	$(59,802)	$-	$(59,802)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Asset Allocation Fund	$-	$483,084	$(483,084)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3 *		Transfers (out) of Level 3 *		Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
Asset Allocation Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$427,040	$-	$-	$13,375	$-	$89,250	**	$(427,040	) ***	$102,625	$13,375

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfer occurred between Levels as the security is deemed to be an illiquid Rule 144A security.
***	Transfers occurred between Levels as a result of changes in liquidity.

The Small Cap Index Fund held a right at Level 3 that expired during the period with a cost and value of $0.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Allocation Fund	Foreign Fund	Global Fund	Income & Growth Fund	Mid Cap Value Fund	Small Cap Index Fund	Small Company Value Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A				A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management				A
Short-term Cash Deployment				A
Substitution for Cash Investment				A		A

Rights and Warrants
Result of Corporate Action		A	A			A	A

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options on futures contracts, if applicable.

At December 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Asset Allocation Fund Realized Gain (Loss)#
Forward Contracts	$-	$(65,143)	$(65,143)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$1,053,571	$1,053,571

Foreign Fund Realized Gain (Loss)#
Rights	$144,532	$-	$144,532

Number of Contracts, Notional Amounts or Shares/Units††
Rights	254,695	-	254,695

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Total

Global Fund Realized Gain (Loss)#
Rights	$28	$-	$28

Number of Contracts, Notional Amounts or Shares/Units††
Rights	2,136	-	2,136

Income & Growth Fund Realized Gain (Loss)#
Futures Contracts	$1,157,391	$-	$1,157,391

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	156	-	156

Mid Cap Value Fund Liability Derivatives
Forward Contracts^	$-	$(59,802)	$(59,802)

Realized Gain (Loss)#
Forward Contracts	$-	$(257,190)	$(257,190)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(195,793)	$(195,793)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$9,953,551	$9,953,551

Small Cap Index Fund Asset Derivatives
Futures Contracts ^^	$5,850	$-	$5,850

Realized Gain (Loss)#
Futures Contracts	$77,027	$-	$77,027

Change in Appreciation (Depreciation)##
Futures Contracts	$2,172	$-	$2,172

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	7	-	7
Rights	3,166	-	3,166

Small Company Value Fund Realized Gain (Loss)#
Rights	$633	$-	$633

Number of Contracts, Notional Amounts or Shares/Units†
Rights	26,000	-	26,000

^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of the volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2010.
††	Contracts here represent activity that occurred within the month.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Mid Cap Value Fund
SELLS
Bank of America N.A.	10,236,800	Canadian Dollar	1/31/11	$10,226,318	$10,286,120	$(59,802)

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2010.

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Index Fund
BUYS
4	Russell 2000 Mini Index	3/18/11	$312,920	$5,850

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect

Notes to Financial Statements (Continued)

increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Notes to Financial Statements (Continued)

The Fund(s) had no rights, warrants, purchased options, or written options at December 31, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Asset Allocation Fund had securities purchased on a when-issued, delayed-delivery, or forward commitment basis during the year ended December 31, 2010.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Asset Allocation Fund had dollar roll transactions during the year ended December 31, 2010, which were accounted for as purchase and sale transactions.

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Asset Allocation Fund held inflation-indexed bonds during the year ended December 31, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from

Notes to Financial Statements (Continued)

litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the: portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Foreign Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to

Notes to Financial Statements (Continued)

federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Asset Allocation Fund	0.55%	Large Cap Growth Fund	0.65%
Concentrated Growth Fund	0.60%	Mid Cap Growth Fund	0.77%
Equity Income Fund	0.75%	Mid Cap Value Fund	0.84%
Foreign Fund	0.89%	Small Cap Index Fund	0.35%
Global Fund	0.60%	Small Company Value Fund	0.85%
Growth & Income Fund	0.50%	Small/Mid Cap Value Fund	0.75%
Income & Growth Fund	0.65%

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Small/Mid Cap Value Fund; American Century Investment Management, Inc. for the Mid Cap Value Fund; BlackRock Investment Management, LLC for the Income & Growth Fund; Capital Guardian Trust Company for the Asset Allocation Fund; Legg Mason Capital Management, Inc. for the Concentrated Growth Fund; Massachusetts Financial Services Company for the Global Fund and Growth & Income Fund; Northern Trust Investments, Inc. for the Small Cap Index Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund, Templeton Investment Counsel, LLC for the Foreign Fund; and T. Rowe Price Associates, Inc. for the Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund. Prior to August 20, 2010, American Century Investment Management, Inc. was the investment subadviser for the Income & Growth Fund and Capital Guardian Trust Company was the investment subadviser for the Growth & Income Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the Concentrated Growth Fund, Global Fund, and Small Company Value Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and

Notes to Financial Statements (Continued)

bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Service Class I
Concentrated Growth Fund	0.24%	0.14%	0.24%
Global Fund	0.28%	0.18%	0.28%
Small Company Value Fund	N/A	0.25%	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Global Fund*		Small Company Value Fund*
Class I	0.90%	Class II	1.15%
Class II	0.80%	Service Class I	1.40%
Service Class I	1.15%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through May 1, 2011.

For the Concentrated Growth Fund, MassMutual has voluntarily agreed to waive 0.05% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Asset Allocation Fund	$1,694
Concentrated Growth Fund	17,014
Foreign Fund	512
Growth & Income Fund	3,284
Large Cap Growth Fund	4,026

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$32,792,198	$48,143,053	$41,551,439	$58,082,193
Concentrated Growth Fund	-	77,001,969	-	92,492,904
Equity Income Fund	-	142,782,603	-	80,916,586
Foreign Fund	-	60,594,528	-	24,503,251
Global Fund	-	23,264,197	-	15,790,927
Growth & Income Fund	-	141,825,261	-	157,716,854
Income & Growth Fund	-	93,573,816	-	294,330,136
Large Cap Growth Fund	-	193,524,060	-	91,815,742
Mid Cap Growth Fund	-	86,075,998	-	104,629,350
Mid Cap Value Fund	-	485,524,731	-	501,364,051
Small Cap Index Fund	-	4,967,960	-	9,369,486
Small Company Value Fund	-	27,447,665	-	36,549,012
Small/Mid Cap Value Fund	-	95,725,392	-	120,568,249

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Asset Allocation Fund Initial Class
Sold	828,953	$6,544,560	973,988	$6,907,351
Issued as reinvestment of dividends	436,693	3,270,834	747,458	5,404,123
Redeemed	(3,312,412)	(26,123,393)	(3,538,529)	(24,641,239)

Net increase (decrease)	(2,046,766)	$(16,307,999)	(1,817,083)	$(12,329,765)

Asset Allocation Fund Service Class
Sold	274,239	$2,148,173	480,993	$3,356,944
Issued as reinvestment of dividends	21,853	163,239	23,336	168,250
Redeemed	(64,393)	(510,199)	(45,567)	(324,740)

Net increase (decrease)	231,699	$1,801,213	458,762	$3,200,454

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Concentrated Growth Fund Class I
Sold	1,979,686	$12,874,786	6,110,480	$29,466,103
Issued as reinvestment of dividends	50,162	304,483	49,344	273,859
Redeemed	(4,493,930)	(27,966,285)	(6,571,898)	(33,724,445)

Net increase (decrease)	(2,464,082)	$(14,787,016)	(412,074)	$(3,984,483)

Concentrated Growth Fund Class II
Sold	529,487	$3,420,987	219,556	$1,097,091
Issued as reinvestment of dividends	19,997	121,782	12,530	69,794
Redeemed	(1,135,267)	(7,330,052)	(911,507)	(4,625,064)

Net increase (decrease)	(585,783)	$(3,787,283)	(679,421)	$(3,458,179)

Concentrated Growth Fund Service Class I
Sold	76,379	$495,136	120,734	$577,837
Issued as reinvestment of dividends	951	5,743	924	5,108
Redeemed	(17,636)	(113,930)	(41,447)	(220,432)

Net increase (decrease)	59,694	$386,949	80,211	$362,513

Equity Income Fund Initial Class
Sold	13,321,282	$114,585,169	12,798,802	$82,703,115
Issued as reinvestment of dividends	1,001,523	8,032,215	1,165,304	9,089,369
Redeemed	(7,540,678)	(65,584,147)	(14,298,842)	(101,252,764)

Net increase (decrease)	6,782,127	$57,033,237	(334,736)	$(9,460,280)

Equity Income Fund Service Class
Sold	923,566	$7,951,117	1,231,303	$7,892,909
Issued as reinvestment of dividends	35,903	286,864	41,574	323,441
Redeemed	(307,906)	(2,714,057)	(199,173)	(1,487,815)

Net increase (decrease)	651,563	$5,523,924	1,073,704	$6,728,535

Foreign Fund Initial Class
Sold	8,672,737	$75,732,082	7,181,806	$53,993,144
Issued as reinvestment of dividends	644,762	5,183,884	734,697	6,097,987
Redeemed	(4,854,138)	(41,801,093)	(5,130,232)	(39,466,248)

Net increase (decrease)	4,463,361	$39,114,873	2,786,271	$20,624,883

Foreign Fund Service Class
Sold	212,995	$1,827,398	293,588	$2,058,641
Issued as reinvestment of dividends	9,090	72,903	10,086	83,617
Redeemed	(67,284)	(585,214)	(57,147)	(455,066)

Net increase (decrease)	154,801	$1,315,087	246,527	$1,687,192

Global Fund Class I
Sold	2,101,514	$15,865,764	8,260,570	$51,985,363
Issued as reinvestment of dividends	62,496	443,725	80,227	548,755
Redeemed	(908,446)	(6,919,297)	(665,940)	(4,613,466)

Net increase (decrease)	1,255,564	$9,390,192	7,674,857	$47,920,652

Global Fund Class II
Sold	407,748	$3,108,431	72,424	$465,437
Issued as reinvestment of dividends	13,847	99,559	19,305	133,588
Redeemed	(832,736)	(6,380,483)	(647,071)	(3,966,114)

Net increase (decrease)	(411,141)	$(3,172,493)	(555,342)	$(3,367,089)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Global Fund Service Class I
Sold	110,786	$851,572	54,540	$319,752
Issued as reinvestment of dividends	629	4,481	778	5,335
Redeemed	(17,078)	(134,853)	(27,201)	(189,283)

Net increase (decrease)	94,337	$721,200	28,117	$135,804

Growth & Income Fund Initial Class
Sold	776,090	$5,717,289	607,840	$3,603,814
Issued as reinvestment of dividends	281,745	1,924,321	402,937	2,675,505
Redeemed	(3,378,718)	(25,039,463)	(3,603,670)	(21,976,190)

Net increase (decrease)	(2,320,883)	$(17,397,853)	(2,592,893)	$(15,696,871)

Growth & Income Fund Service Class
Sold	214,795	$1,571,487	1,346,394	$8,060,020
Issued as reinvestment of dividends	22,513	153,086	27,809	184,375
Redeemed	(113,339)	(858,995)	(67,394)	(433,966)

Net increase (decrease)	123,969	$865,578	1,306,809	$7,810,429

Income & Growth Fund Initial Class
Sold	1,362,036	$10,663,507	26,139,636	$176,326,234
Issued as reinvestment of dividends	383,354	2,756,313	281,303	2,061,951
Redeemed	(27,617,404)	(217,527,860)	(3,287,411)	(22,707,168)

Net increase (decrease)	(25,872,014)	$(204,108,040)	23,133,528	$155,681,017

Income & Growth Fund Service Class
Sold	174,820	$1,375,208	241,058	$1,596,826
Issued as reinvestment of dividends	16,903	121,024	1,908	13,965
Redeemed	(26,016)	(202,298)	(31,641)	(224,144)

Net increase (decrease)	165,707	$1,293,934	211,325	$1,386,647

Large Cap Growth Fund Initial Class
Sold	12,562,705	$115,481,857	211,535	$1,555,903
Issued as reinvestment of dividends	15,926	135,692	22,584	177,283
Redeemed	(1,302,616)	(12,041,545)	(961,957)	(6,995,762)

Net increase (decrease)	11,276,015	$103,576,004	(727,838)	$(5,262,576)

Large Cap Growth Fund Service Class
Sold	22,317	$213,915	48,165	$347,369
Issued as reinvestment of dividends	-	-	303	2,376
Redeemed	(21,421)	(198,209)	(11,087)	(89,274)

Net increase (decrease)	896	$15,706	37,381	$260,471

Mid Cap Growth Fund Initial Class
Sold	3,296,433	$34,259,480	6,163,288	$46,612,334
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,047,966)	(53,311,722)	(5,361,151)	(41,586,165)

Net increase (decrease)	(1,751,533)	$(19,052,242)	802,137	$5,026,169

Mid Cap Growth Fund Service Class
Sold	557,079	$5,906,122	579,810	$4,315,604
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(163,436)	(1,811,029)	(128,752)	(1,117,585)

Net increase (decrease)	393,643	$4,095,093	451,058	$3,198,019

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Mid Cap Value Fund Initial Class
Sold	3,087,765	$28,849,418	7,052,370	$49,158,706
Issued as reinvestment of dividends	651,490	5,765,689	883,402	7,031,877
Redeemed	(5,987,434)	(56,135,539)	(7,605,329)	(56,313,369)

Net increase (decrease)	(2,248,179)	$(21,520,432)	330,443	$(122,786)

Mid Cap Value Fund Service Class
Sold	333,270	$3,158,495	428,327	$2,949,356
Issued as reinvestment of dividends	12,113	106,830	12,999	103,215
Redeemed	(113,151)	(1,090,315)	(72,536)	(587,492)

Net increase (decrease)	232,232	$2,175,010	368,790	$2,465,079

Small Cap Index Fund Initial Class
Sold	421,278	$3,575,418	440,296	$2,852,092
Issued as reinvestment of dividends	28,682	223,145	150,585	1,093,249
Redeemed	(1,062,473)	(8,994,343)	(928,895)	(6,100,024)

Net increase (decrease)	(612,513)	$(5,195,780)	(338,014)	$(2,154,683)

Small Cap Index Fund Service Class
Sold	143,330	$1,254,190	206,909	$1,268,058
Issued as reinvestment of dividends	1,773	13,744	9,848	71,296
Redeemed	(76,013)	(672,926)	(49,349)	(350,266)

Net increase (decrease)	69,090	$595,008	167,408	$989,088

Small Company Value Fund Class II*
Sold	988,370	$16,499,850	6,992,020	$91,484,387
Issued as reinvestment of dividends	540,270	9,254,760	161,030	2,475,034
Redeemed	(1,540,682)	(27,339,415)	(1,024,232)	(15,107,085)

Net increase (decrease)	(12,042)	$(1,584,805)	6,128,818	$78,852,336

Small Company Value Fund Service Class I*
Sold	110,585	$1,849,302	58,740	$807,508
Issued as reinvestment of dividends	12,695	216,819	1,031	15,831
Redeemed	(16,751)	(276,729)	(16,548)	(239,412)

Net increase (decrease)	106,529	$1,789,392	43,223	$583,927

Small/Mid Cap Value Fund Initial Class
Sold	1,263,083	$9,595,405	1,581,486	$7,722,935
Issued as reinvestment of dividends	150,467	1,105,932	307,451	2,007,657
Redeemed	(5,044,925)	(41,815,111)	(5,448,397)	(32,926,907)

Net increase (decrease)	(3,631,375)	$(31,113,774)	(3,559,460)	$(23,196,315)

Small/Mid Cap Value Fund Service Class
Sold	278,802	$2,298,557	350,241	$1,880,275
Issued as reinvestment of dividends	3,255	23,853	5,981	38,998
Redeemed	(109,177)	(934,552)	(131,024)	(863,833)

Net increase (decrease)	172,880	$1,387,858	225,198	$1,055,440

*	Fund commenced operations on February 27, 2009.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$122,181,907	$21,509,683	$(1,099,030)	$20,410,653
Concentrated Growth Fund	83,329,260	17,460,084	(187,680)	17,272,404
Equity Income Fund	520,470,526	77,894,577	(18,451,609)	59,442,968
Foreign Fund	345,364,351	38,253,442	(46,971,776)	(8,718,334)
Global Fund	80,789,766	24,241,846	(755,739)	23,486,107
Growth & Income Fund	133,647,011	23,961,997	(601,605)	23,360,392
Income & Growth Fund	66,773,409	10,385,536	(488,969)	9,896,567
Large Cap Growth Fund	142,360,578	26,033,000	(1,603,218)	24,429,782
Mid Cap Growth Fund	256,993,179	96,921,935	(3,448,492)	93,473,443
Mid Cap Value Fund	401,662,232	35,848,867	(1,180,322)	34,668,545
Small Cap Index Fund	46,675,446	7,267,429	(7,448,315)	(180,886)
Small Company Value Fund	81,267,694	28,599,362	(1,305,668)	27,293,694
Small/Mid Cap Value Fund	166,675,799	40,996,449	(2,883,445)	38,113,004

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Asset Allocation Fund	$31,821,066	$32,697,206	$-
Concentrated Growth Fund	20,003,912	30,770,765	-
Equity Income Fund	12,678,938	52,898,884	-
Foreign Fund	1,308,609	24,798,834	4,482,917
Global Fund	3,859,139	11,075,189	-
Growth & Income Fund	46,458,136	33,125,485	-
Income & Growth Fund	-	6,211,888	-
Large Cap Growth Fund	2,509,119	8,111,268	-
Mid Cap Growth Fund	-	13,497,052	-
Mid Cap Value Fund	-	25,076,077	-
Small Cap Index Fund	-	3,130,535	84,190
Small/Mid Cap Value Fund	32,746,427	31,541,721	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

The Equity Income Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $1,223,931.

The Equity Income Fund elected to defer to the fiscal year beginning January 1, 2011, post-October currency losses in the amount of $717.

The Small Company Value Fund elected to defer to the fiscal year beginning January 1, 2011, post-October passive foreign investment company losses in the amount of $21,771.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$3,434,073	$-	$-
Concentrated Growth Fund	432,008	-	-
Equity Income Fund	8,319,079	-	-
Foreign Fund	5,256,787	-	-
Global Fund	547,765	-	-
Growth & Income Fund	2,077,407	-	-
Income & Growth Fund	2,877,337	-	-
Large Cap Growth Fund	135,692	-	-
Mid Cap Value Fund	5,872,519	-	-
Small Cap Index Fund	236,889	-	-
Small Company Value Fund	6,534,220	2,937,359	-
Small/Mid Cap Value Fund	1,129,785	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$5,572,373	$-	$-
Concentrated Growth Fund	348,761	-	-
Equity Income Fund	9,412,810	-	-
Foreign Fund	6,181,604	-	-
Global Fund	687,678	-	-
Growth & Income Fund	2,859,880	-	-
Income & Growth Fund	2,075,916	-	-
Large Cap Growth Fund	179,659	-	-
Mid Cap Value Fund	7,135,092	-	-
Small Cap Index Fund	575,545	589,000	-
Small Company Value Fund	2,466,104	24,761	-
Small/Mid Cap Value Fund	2,046,655	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2010:

Amount
Foreign Fund	$940,352
Global Fund	140,564

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$2,725,198	$(64,518,272)	$(32,855)	$20,410,976
Concentrated Growth Fund	604,187	(50,774,677)	(15,699)	17,272,404
Equity Income Fund	9,579,367	(65,577,822)	(1,289,913)	59,442,059
Foreign Fund	6,215,336	(30,590,360)	(46,612)	(8,599,150)
Global Fund	1,006,400	(14,934,328)	(9,813)	23,494,248
Growth & Income Fund	1,590,417	(79,583,621)	(35,385)	23,360,526
Income & Growth Fund	2,330,872	(6,211,888)	(25,961)	9,897,299
Large Cap Growth Fund	388,535	(10,620,387)	(11,277)	24,429,782
Mid Cap Growth Fund	-	(13,497,052)	(45,307)	93,473,548
Mid Cap Value Fund	8,830,781	(25,076,077)	(60,904)	34,671,118
Small Cap Index Fund	316,490	(3,214,725)	(8,439)	(180,894)
Small Company Value Fund	74,609	1,428,803	(27,148)	27,293,694
Small/Mid Cap Value Fund	1,142,684	(64,288,148)	(32,421)	38,113,004

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Allocation Fund	$-	$(94,088)	$94,088
Equity Income Fund	-	(2,742)	2,742
Foreign Fund	-	35,896	(35,896)
Global Fund	-	(24,654)	24,654
Growth & Income Fund	-	5,924	(5,924)
Income & Growth Fund	21,820	70,100	(91,920)
Large Cap Growth Fund	(970)	(4,934)	5,904
Mid Cap Growth Fund	50,014	(22,668)	(27,346)
Mid Cap Value Fund	(33,000)	382,790	(349,790)
Small Cap Index Fund	(6,539)	(16,567)	23,106
Small Company Value Fund	-	(320,907)	320,907

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Equity Income Fund, plus interest and the Official Committee’s court costs, is approximately $4,562,800. The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Fund’s net asset values.

10.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund (collectively the “Funds”), thirteen of the funds comprising the MML Series Investment Fund (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2011

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 68	Chairman Trustee	Since 2010 Since 1999	Retired.	63	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 62	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	63	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 71	Trustee	Since 1973	Attorney-at-Law (since 2004).	63	Director (1999-2007), BankNorth Massachusetts; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	63	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 68	Trustee	Since 1996	Retired. Consultant (1999-2009).	99***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 58	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	63	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 65	Trustee	Since 2003	Retired.	65^^	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 55	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	63	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	95

Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Allocation Fund	42.00%
Concentrated Growth Fund	100.00%
Equity Income Fund	100.00%
Global Fund	52.04%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Mid Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
Small Company Value Fund	16.71%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2010, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Foreign Fund	$9,689,904
Global Fund	1,926,247

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), also approved the termination of the subadvisory agreement (“Prior Sub-Advisory Agreement”) with American Century Investment Management, Inc. (“American Century”) and the approval of a new subadvisory agreement (“New Subadvisory Agreement”) with BlackRock Investment Management, LLC (“BlackRock”) as subadviser for the Income & Growth Fund. In all of their deliberations, the Trustees were advised by independent counsel.

After arriving at the decision to replace American Century as subadviser of the Fund, the Trustees determined that they desired to continue to maintain a diversified large cap strategy with low volatility and an income focus, implemented by a subadviser with strong brand recognition, a tenured investment team, and a proven investment process. After careful consideration, the Trustees determined that this could best be accomplished through BlackRock, with its investment process of bottom-up fundamental analysis that seeks dividend paying stocks with low debt to capital and employing a consistent strategy by a strong management team.

In reviewing the New Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) BlackRock and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that BlackRock will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of BlackRock; and (v) the fees payable to BlackRock by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the vote being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual’s level of profitability from its relationship with the Fund was not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of BlackRock appear well suited to the Fund, given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund’s shareholders.

The New Subadvisory Agreement became effective on August 20, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund
Initial Class	$1,000	0.62%	$1,171.50	$3.39	$1,022.10	$3.16
Service Class	1,000	0.87%	1,169.20	4.76	1,020.80	4.43
Concentrated Growth Fund
Class I	1,000	0.87%	1,252.30	4.94	1,020.80	4.43
Class II	1,000	0.77%	1,252.50	4.37	1,021.30	3.92
Service Class I	1,000	1.12%	1,249.60	6.35	1,019.60	5.70
Equity Income Fund
Initial Class	1,000	0.79%	1,221.10	4.42	1,021.20	4.02
Service Class	1,000	1.04%	1,220.30	5.82	1,020.00	5.30
Foreign Fund
Initial Class	1,000	0.98%	1,218.50	5.48	1,020.30	4.99
Service Class	1,000	1.23%	1,218.90	6.88	1,019.00	6.26
Global Fund
Class I	1,000	0.90%	1,246.70	5.10	1,020.70	4.58
Class II	1,000	0.80%	1,247.50	4.53	1,021.20	4.08
Service Class I	1,000	1.15%	1,246.40	6.51	1,019.40	5.85

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Growth & Income Fund
Initial Class	$1,000	0.56%	$1,224.70	$3.14	$1,022.40	$2.85
Service Class	1,000	0.81%	1,224.20	4.54	1,021.10	4.13
Income & Growth Fund
Initial Class	1,000	0.72%	1,194.90	3.98	1,021.60	3.67
Service Class	1,000	0.98%	1,192.80	5.42	1,020.30	4.99
Large Cap Growth Fund
Initial Class	1,000	0.71%	1,294.60	4.11	1,021.60	3.62
Service Class	1,000	0.95%	1,293.50	5.49	1,020.40	4.84
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,287.40	4.67	1,021.10	4.13
Service Class	1,000	1.07%	1,286.50	6.17	1,019.80	5.45
Mid Cap Value Fund
Initial Class	1,000	0.89%	1,216.10	4.97	1,020.70	4.53
Service Class	1,000	1.14%	1,214.10	6.36	1,019.50	5.80
Small Cap Index Fund
Initial Class	1,000	0.49%	1,270.60	2.80	1,022.70	2.50
Service Class	1,000	0.74%	1,269.90	4.23	1,021.50	3.77
Small Company Value Fund
Class II	1,000	1.15%	1,259.60	6.55	1,019.40	5.85
Service Class I	1,000	1.40%	1,258.10	7.97	1,018.10	7.12
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,294.80	4.63	1,021.20	4.08
Service Class	1,000	1.05%	1,292.70	6.07	1,019.90	5.35

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

MML Series Investment Fund

Annual Report

MML Fundamental Value Fund

MML PIMCO Total Return Fund

This annual report pertains to certain funds offered through the Series.

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2010

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Fundamental Value Fund – Portfolio Manager Report

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform since its inception on August 10, 2010?

The Fund’s Class II shares returned 11.59%, significantly underperforming the 19.12%* return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Equities generally posted broad gains during the third quarter of 2010, as the prospect of further quantitative easing in the U.S., combined with surging Chinese factory orders and a strengthening German labor market, helped subdue concerns about a double-dip global recession. The Fund’s performance for the period was driven by both stock selection and allocation among sectors. The portfolio’s underweight position, relative to the benchmark, in financials and overweight stakes in the energy and materials sectors contributed to performance. Within materials, exposure to fertilizer companies Agrium and Mosaic as well as iron ore miner Cliffs Natural Resources contributed to relative results, while portfolio positions in capital goods companies Cummins, PACCAR, and Textron bolstered returns in the industrials sector. Toolmaker Stanley Black & Decker, media company CBS, and auto manufacturer Ford were performance drivers in the consumer discretionary sector. Conversely, within energy, independent exploration and production companies EOG Resources and Southwestern Energy – as well as energy and chemicals company Occidental Petroleum – detracted. Also hampering the Fund’s relative results in the third quarter were portfolio positions in the information technology sector – specifically, hardware companies Hewlett-Packard and Cisco Systems, as well as semiconductor manufacturer Intel.

The implementation of further quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks in the fourth quarter of 2010. The Fund’s performance during the period was driven, once again, by sector allocation, although stock selection was slightly positive for the quarter. The portfolio’s exposure to asset manager BlackRock and banking concern Wells Fargo, along with not owning the falling shares of Berkshire Hathaway, bolstered results in financials as the year wound down. In addition, fertilizer companies CF Industries and Mosaic and steel producer Steel Dynamics were additive in the materials sector – and positions in automotive companies Ford and General Motors, along with exposure to media firms Comcast and CBS, contributed to the portfolio’s performance within the consumer discretionary sector. On the downside, within energy, the Fund’s relative performance was hurt by independent oil and gas company EOG Resources and by an underweight position in Anadarko, shares of which rose during the quarter. Several benchmark names not held in the portfolio also posted sharp gains, further detracting from relative returns. Hampering the Fund’s results in the consumer staples sector were food and beverage producers and distributors – specifically, Dean Foods, PepsiCo, and Sysco.

Subadviser outlook

In our view, strong earnings growth is likely to continue and the private sector is primed to resume its economic leadership as government stimulus packages begin to wind down, thereby improving the overall quality of growth. Third-quarter earnings growth was robust globally, and despite the implementation of a second round of quantitative easing in the U.S., government stimulus spending will diminish somewhat in 2011. We believe U.S. growth could surprise to the upside in 2011, with a positive implication for profits, capital spending, and jobs. Global growth continues to recover, led by emerging markets, but with increasing contributions from developed economies. Emerging market growth still remains a key component of global economic

*	For the reporting period from September 1 – December 31, 2010.

6

MML Fundamental Value Fund – Portfolio Manager Report (Continued)

expansion and although emerging markets inflation is rising, our belief is that it does not appear to be out of control. Policy risk remains a key concern, particularly in three areas: Europe (the mechanism for crisis resolution), the U.S. (long-term debt reduction contrasted against potential further gridlock), and China (targeted tightening in the face of rising inflationary pressures). We will monitor developments in these areas closely as 2011 progresses.

While macroeconomic trends inform our process, buy and sell decisions ultimately are driven by company fundamentals. We continue to focus our efforts on maximizing the Fund’s overall growth and dividend yield while minimizing valuation metrics. Based on bottom-up stock decisions, as 2011 began, the portfolio’s largest overweight positions were in the IT, consumer discretionary, and materials sectors – with the largest underweight allocations in utilities, financials, and consumer staples.

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Wells Fargo & Co.	3.6%
JP Morgan Chase & Co.	3.1%
Chevron Corp.	3.0%
AT&T, Inc.	2.9%
Pfizer, Inc.	2.4%
General Electric Co.	2.4%
Occidental Petroleum Corp.	2.2%
PNC Financial Services Group, Inc.	2.1%
ACE Ltd.	2.0%
Ingersoll-Rand PLC	1.8%

25.5%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	22.9%
Consumer, Non-cyclical	17.6%
Energy	12.9%
Industrial	12.6%
Consumer, Cyclical	9.0%
Technology	7.5%
Communications	7.4%
Basic Materials	6.0%
Utilities	3.0%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

7

MML Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 8/10/10 - 12/31/10
Class II	11.59%
Russell 1000 Value Index	19.12%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML PIMCO Total Return Fund – Portfolio Manager Report

What is the investment approach of MML PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform since its inception on August 10, 2010?

The Fund’s Class II shares returned 0.17%, outperforming the -1.19%* return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

An overweight position in agency mortgage-backed securities (“MBS”), which outperformed comparable Treasuries since the portfolio’s inception, was positive for performance, as higher mortgage rates later in the year tended to mute prepayment risk and helped mortgages’ relative returns. An underweight position, relative to the benchmark, in investment-grade corporate securities detracted from performance, as this sector outperformed comparable Treasuries as corporate credit fundamentals improved – although a focus on financials helped offset this negative contribution.

Tactical duration positioning in the U.S. hampered the Fund’s performance, as rates rose from August to December 2010. The portfolio’s exposure to euro dollar futures also hindered the Fund’s results, as prices fell across most money market futures contracts in the last quarter of the year. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall. Conversely, a curve steepening position in the U.S. added to returns, as the yield curve steepened during the last five months of 2010. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

Beyond core sectors, an overweight in emerging-market local bonds, implemented via Brazilian zero coupon swaps, proved negative for returns, as rates rose during the last five months of 2010. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, appreciated relative to the U.S. dollar and contributed to the Fund’s progress during the period. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) was positive for returns, as breakeven inflation levels (the yield differential between nominal Treasuries and TIPS) for TIPS widened since the portfolio’s inception – a sign that the Federal Reserve’s (the “Fed”) QE2 (i.e., the second round of the Fed’s quantitative easing) was having some success. A modest exposure to Build America Bonds (BAB) issues detracted from returns, as taxable municipal supply spiked amid the rush by local governments to tap the federal government subsidy before it expires at the end of 2011.

Subadviser outlook

PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. In our view, the tax compromise between the Obama administration and Congress – especially the payroll tax cut and business tax credit – should boost U.S. growth over a cyclical time frame. We believe that the potential failure of policy coordination in Europe poses significant risks to the entire global economy, as one or more sovereign defaults could give rise to a banking crisis with broad systemic consequences. In addition, our opinion is that China and most other emerging markets should enjoy faster growth than the developed world, as slowing exports are likely to be offset by continued growth in domestic demand.

*	For the reporting period from September 1 – December 31, 2010.

9

MML PIMCO Total Return Fund – Portfolio Manager Report (Continued)

MML PIMCO Total Return Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	89.3%
Aa/AA	2.8%
A/A	4.0%
Baa/BBB	13.3%
Ba/BB	4.4%
B and Below	5.8%

Total Long-Term Investments	119.6%
Short-Term Investments and Other Assets and Liabilities	(19.6)%

Net Assets	100.0%

Securities Sold Short	(3.7)%

10

MML PIMCO Total Return Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML PIMCO Total Return Fund Class II and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 8/10/10 - 12/31/10
Class II	0.17%
Barclays Capital U.S. Aggregate Bond Index	-1.19%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Aerospace & Defense — 1.0%
The Boeing Co.	18,940	$1,236,024

Agriculture — 1.1%
Philip Morris International, Inc.	24,820	1,452,715

Auto Manufacturers — 1.4%
General Motors Co. (a)	16,400	604,504
Paccar, Inc.	20,720	1,189,742

		1,794,246

Banks — 9.4%
Bank of America Corp.	143,140	1,909,488
Bank of New York Mellon Corp.	44,630	1,347,826
PNC Financial Services Group, Inc.	43,800	2,659,536
U.S. Bancorp	53,200	1,434,804
Wells Fargo & Co.	147,670	4,576,293

		11,927,947

Beverages — 2.1%
Molson Coors Brewing Co. Class B	24,520	1,230,659
PepsiCo, Inc.	22,620	1,477,764

		2,708,423

Biotechnology — 1.1%
Amgen, Inc. (a)	24,230	1,330,227

Chemicals — 4.2%
CF Industries Holdings, Inc.	8,300	1,121,745
The Dow Chemical Co.	45,090	1,539,372
E.I. du Pont de Nemours & Co.	25,300	1,261,964
The Mosaic Co.	18,560	1,417,242

		5,340,323

Computers — 0.8%
Hewlett-Packard Co.	25,520	1,074,392

Diversified Financial — 6.9%
BlackRock, Inc.	7,500	1,429,350
Credit Suisse Group Sponsored ADR (Switzerland)	28,950	1,169,869
The Goldman Sachs Group, Inc.	13,080	2,199,533
JP Morgan Chase & Co.	91,980	3,901,792

		8,700,544

Electric — 3.0%
Edison International	28,370	1,095,082
Entergy Corp.	17,220	1,219,693
NextEra Energy, Inc.	8,890	462,191
Northeast Utilities	33,860	1,079,457

		3,856,423

Environmental Controls — 0.9%
Waste Management, Inc.	32,440	1,196,063

	Number of Shares	Value
Foods — 2.8%
General Mills, Inc.	16,540	$588,659
Kraft Foods, Inc. Class A	46,710	1,471,832
Sysco Corp.	50,340	1,479,996

		3,540,487

Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	33,380	2,232,121

Health Care – Products — 3.7%
Baxter International, Inc.	26,040	1,318,145
Covidien PLC	29,360	1,340,577
Johnson & Johnson	20,780	1,285,243
Zimmer Holdings, Inc. (a)	13,250	711,260

		4,655,225

Health Care – Services — 1.1%
UnitedHealth Group, Inc.	39,860	1,439,345

Insurance — 6.6%
ACE Ltd.	41,640	2,592,090
The Chubb Corp.	26,320	1,569,725
Marsh & McLennan Cos., Inc.	67,470	1,844,630
Principal Financial Group, Inc.	36,640	1,192,998
Unum Group	48,740	1,180,483

		8,379,926

Iron & Steel — 1.8%
Nucor Corp.	13,300	582,806
Steel Dynamics, Inc.	89,950	1,646,085

		2,228,891

Machinery – Construction & Mining — 1.8%
Ingersoll-Rand PLC	49,570	2,334,251

Manufacturing — 6.7%
3M Co.	14,250	1,229,775
General Electric Co.	168,180	3,076,012
Illinois Tool Works, Inc.	18,960	1,012,464
Textron, Inc.	54,010	1,276,796
Tyco International Ltd.	44,670	1,851,125

		8,446,172

Media — 2.6%
CBS Corp. Class B	63,370	1,207,198
Comcast Corp. Class A	93,910	2,063,203

		3,270,401

Oil & Gas — 11.6%
Apache Corp.	13,310	1,586,951
Chevron Corp.	42,030	3,835,238
ConocoPhillips	26,680	1,816,908
EOG Resources, Inc.	8,310	759,617
Exxon Mobil Corp.	22,960	1,678,835
Marathon Oil Corp.	34,960	1,294,569
Occidental Petroleum Corp.	28,410	2,787,021

The accompanying notes are an integral part of the financial statements.

12

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwestern Energy Co. (a)	24,210	$906,180

		14,665,319

Oil & Gas Services — 1.3%
Baker Hughes, Inc.	29,120	1,664,790

Packaging & Containers — 0.5%
Rexam PLC Sponsored ADR (United Kingdom)	22,900	591,049

Pharmaceuticals — 5.7%
Abbott Laboratories	21,600	1,034,856
Merck & Co., Inc.	39,640	1,428,626
Pfizer, Inc.	175,750	3,077,383
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	30,980	1,614,987

		7,155,852

Retail — 6.4%
CVS Caremark Corp.	48,880	1,699,558
The Home Depot, Inc.	40,490	1,419,579
Kohl’s Corp. (a)	32,430	1,762,246
Nordstrom, Inc.	13,400	567,892
Staples, Inc.	48,560	1,105,711
Target Corp.	26,680	1,604,269

		8,159,255

Semiconductors — 5.2%
Analog Devices, Inc.	37,100	1,397,557
Intel Corp.	85,020	1,787,970
Maxim Integrated Products, Inc.	38,230	902,993
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	76,750	962,445
Xilinx, Inc.	51,500	1,492,470

		6,543,435

Software — 1.5%
Microsoft Corp.	66,800	1,865,056

Telecommunications — 4.8%
AT&T, Inc.	124,200	3,648,996
Cisco Systems, Inc. (a)	67,780	1,371,189
QUALCOMM, Inc.	21,230	1,050,673

		6,070,858

Toys, Games & Hobbies — 1.1%
Mattel, Inc.	55,430	1,409,585

TOTAL COMMON STOCK (Cost $113,552,620)		125,269,345

TOTAL EQUITIES (Cost $113,552,620)		125,269,345

TOTAL LONG-TERM INVESTMENTS (Cost $113,552,620)		125,269,345

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$1,322,378	$1,322,378

TOTAL SHORT-TERM INVESTMENTS (Cost $1,322,378)		1,322,378

TOTAL INVESTMENTS — 99.9% (Cost $114,874,998) (c)		126,591,723

Other Assets/(Liabilities) — 0.1%		98,874

NET ASSETS — 100.0%		$126,690,597

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,322,380. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $1,352,162.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

13

MML PIMCO Total Return Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
BONDS & NOTES — 119.6%

CORPORATE DEBT — 38.7%
Agriculture — 0.1%
Altria Group, Inc. 7.750% 2/06/14	$100,000	$114,960

Banks — 3.3%
Bank of India 4.750% 9/30/15	200,000	203,626
Bank of Nova Scotia (a) 1.650% 10/29/15	100,000	95,588
Cie de Financement Foncier (a) 2.125% 4/22/13	1,000,000	1,008,509
Citibank NA 1.750% 12/28/12	100,000	102,023
GMAC, Inc. 7.500% 12/31/13	100,000	107,250
HBOS PLC FRN EUR (b) 1.189% 3/29/16	2,100,000	2,416,947
Santander US Debt SA Unipersonal (a) 2.991% 10/07/13	200,000	194,294
State Bank of India (a) 4.500% 7/27/15	300,000	306,680

		4,434,917

Biotechnology — 0.5%
Amgen, Inc., Convertible 0.125% 2/01/11	700,000	699,125

Building Materials — 0.2%
Corporacion GEO SAB de CV (a) 8.875% 9/25/14	200,000	224,500

Chemicals — 0.1%
Lyondell Chemical Co. (a) 8.000% 11/01/17	179,000	198,019

Coal — 0.2%
Arch Western Finance LLC 6.750% 7/01/13	200,000	202,000

Diversified Financial — 26.4%
Ally Financial, Inc. (a) 7.500% 9/15/20	1,000,000	1,048,750
American Express Credit Corp. 5.875% 5/02/13	595,000	647,085
American General Finance Corp. EUR (b) 4.125% 11/29/13	1,500,000	1,679,602
CIT Group, Inc. 7.000% 5/01/15	200,000	200,500
Countrywide Financial Corp. 5.800% 6/07/12	700,000	736,468
Federal Home Loan Banks 0.875% 8/22/12	500,000	503,360
Federal Home Loan Banks 0.875% 12/27/13	100,000	98,950

	Principal Amount	Value
Federal Home Loan Banks 3.125% 12/13/13	$500,000	$527,974
Federal Home Loan Mortgage Corp. 0.515% 11/26/12	100,000	99,772
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	2,400,000	2,384,154
Federal Home Loan Mortgage Corp. 1.000% 8/28/12	400,000	402,367
Federal Home Loan Mortgage Corp. 1.750% 9/10/15	200,000	196,568
Federal Home Loan Mortgage Corp. 3.000% 7/28/14	100,000	105,240
Federal Home Loan Mortgage Corp. 3.500% 5/29/13	100,000	106,216
Federal Home Loan Mortgage Corp. 3.625% 10/18/13	200,000	213,868
Federal Home Loan Mortgage Corp. 4.125% 9/27/13	100,000	108,165
Federal Home Loan Mortgage Corp. 4.375% 7/17/15	2,200,000	2,420,226
Federal Home Loan Mortgage Corp. 4.500% 1/15/14	300,000	329,191
Federal Home Loan Mortgage Corp. 5.000% 7/15/14	100,000	112,049
Federal Home Loan Mortgage Corp. 5.000% 2/16/17	100,000	112,732
Federal Home Loan Mortgage Corp. 5.250% 4/18/16	200,000	228,020
Federal Home Loan Mortgage Corp. 5.500% 7/18/16	900,000	1,037,745
Federal National Mortgage Association 0.375% 12/28/12	300,000	298,556
Federal National Mortgage Association 0.500% 10/30/12	100,000	99,696
Federal National Mortgage Association 0.500% 10/30/12	400,000	398,784
Federal National Mortgage Association 0.750% 12/18/13	4,600,000	4,545,470
Federal National Mortgage Association 1.000% 12/27/12	1,600,000	1,612,002
Federal National Mortgage Association 1.000% 9/23/13	200,000	199,694
Federal National Mortgage Association 1.125% 9/30/13	100,000	100,158
Federal National Mortgage Association 1.250% 8/20/13	300,000	301,984
Federal National Mortgage Association (c) 1.625% 10/26/15	8,600,000	8,380,344
Federal National Mortgage Association 2.875% 12/11/13	100,000	105,015
Federal National Mortgage Association 3.000% 9/16/14	100,000	105,132

The accompanying notes are an integral part of the financial statements.

14

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association 4.125% 4/15/14	$200,000	$217,737
Federal National Mortgage Association 4.375% 3/15/13	200,000	215,606
Federal National Mortgage Association 4.375% 10/15/15	500,000	549,253
Federal National Mortgage Association 5.000% 3/15/16	1,500,000	1,690,055
Federal National Mortgage Association 5.000% 2/13/17	100,000	112,776
Federal National Mortgage Association 5.375% 6/12/17	100,000	114,848
Ford Motor Credit Co. FRN 3.039% 1/13/12	200,000	201,760
Ford Motor Credit Co. 5.625% 9/15/15	1,200,000	1,242,577
Ford Motor Credit Co. 7.000% 10/01/13	100,000	107,210
Ford Motor Credit Co. 7.800% 6/01/12	100,000	106,313
General Electric Capital Corp. 2.000% 9/28/12	100,000	102,145
General Electric Capital Corp. 2.125% 12/21/12	100,000	102,744
International Lease Finance Corp. 5.750% 6/15/11	200,000	201,000
International Lease Finance Corp. (a) 6.750% 9/01/16	600,000	640,500

		35,050,361

Electric — 0.7%
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	100,000	99,256
Entergy Corp. 3.625% 9/15/15	100,000	98,907
Korea Electric Power Corp. (a) 3.000% 10/05/15	200,000	193,163
Korea Hydro & Nuclear Power Co. Ltd. (a) 3.125% 9/16/15	100,000	96,946
Majapahit Holdings BV (d) 7.250% 6/28/17	100,000	113,236
Majapahit Holdings BV (d) 7.750% 10/17/16	200,000	231,358
NRG Energy, Inc. (a) 8.250% 9/01/20	100,000	102,500

		935,366

Forest Products & Paper — 1.1%
Celulosa Arauco y Constitucion SA (a) 5.000% 1/21/21	100,000	98,271
MeadWestvaco Corp. 6.850% 4/01/12	1,339,000	1,416,476

		1,514,747

	Principal Amount	Value
Health Care – Products — 0.4%
Medtronic, Inc., Convertible 1.500% 4/15/11	$500,000	$500,000

Holding Company – Diversified — 1.3%
Hutchison Whampoa International Ltd. (a) 6.500% 2/13/13	1,000,000	1,092,131
Noble Group Ltd. (a) 6.625% 8/05/20	200,000	209,472
Noble Group Ltd. (d) 6.750% 1/29/20	100,000	110,752
Noble Group Ltd. (a) 6.750% 1/29/20	300,000	332,257

		1,744,612

Insurance — 1.4%
American International Group, Inc. 6.400% 12/15/20	700,000	734,446
American International Group, Inc. VRN 8.175% 5/15/38	1,000,000	1,064,809

		1,799,255

Iron & Steel — 0.2%
CSN Resources SA (a) 6.500% 7/21/20	200,000	211,000

Media — 0.8%
COX Communications, Inc. 7.125% 10/01/12	1,000,000	1,096,721

Oil & Gas — 1.6%
BP Capital Markets PLC 2.375% 12/14/11	800,000	807,402
Indian Oil Corp. Ltd. 4.750% 1/22/15	500,000	514,587
Petrobras International Finance Co. 5.750% 1/20/20	400,000	415,027
Petrobras International Finance Co. 8.375% 12/10/18	200,000	243,253
Transocean, Inc. 4.950% 11/15/15	100,000	103,346

		2,083,615

Pipelines — 0.2%
NGPL PipeCo LLC (a) 6.514% 12/15/12	300,000	323,793

Real Estate — 0.1%
Qatari Diar Finance QSC (d) 5.000% 7/21/20	200,000	199,050

Telecommunications — 0.1%
Qwest Corp. 7.875% 9/01/11	100,000	103,000

TOTAL CORPORATE DEBT (Cost $51,610,174)		51,435,041

The accompanying notes are an integral part of the financial statements.

15

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 2.4%
Bay Area Toll Authority BAB 6.793% 4/01/30	$800,000	$802,272
Buckeye Tobacco Settlement Financing Authority 5.875% 6/01/47	100,000	65,720
Los Angeles Community College District BAB 6.600% 8/01/42	1,000,000	1,013,360
Los Angeles Community College District BAB 6.750% 8/01/49	1,200,000	1,238,388

		3,119,740

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,288,276)		3,119,740

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
Commercial MBS — 1.5%
Extended Stay America Trust, Series 2010-ESHA, Class A (a) 2.950% 11/05/27	299,519	294,628
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3 (a) 4.069% 11/15/43	100,000	95,852
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.807% 8/15/45	1,500,000	1,595,828

		1,986,308

WL Collateral CMO — 1.0%
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A FRN 2.680% 12/25/35	942,243	910,067
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.864% 9/25/35	218,226	204,725
Thornburg Mortgage Securities Trust, Series 2007-2, Class A1 FRN 0.393% 6/25/37	196,486	186,695

		1,301,487

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,250,368)		3,287,795

SOVEREIGN DEBT OBLIGATIONS — 2.0%
Banco Nacional de Desenvolvimento Economico e Social EUR (a) (b) 4.125% 9/15/17	100,000	130,582

	Principal Amount	Value
Brazilian Government International Bond 7.875% 3/07/15	$600,000	$717,000
Canada Housing Trust No. 1 CAD (a) (b) 2.450% 12/15/15	1,200,000	1,193,268
Canada Housing Trust No. 1 CAD (b) 3.350% 12/15/20	100,000	99,339
Korea Finance Corp. 3.250% 9/20/16	100,000	95,507
Korea Housing Finance Corp. (d) 4.125% 12/15/15	400,000	403,079
Mexican Bonos MXN (b) 6.000% 6/18/15	800,000	64,261

		2,703,036

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,704,590)		2,703,036

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 40.9%
Pass-Through Securities — 40.9%
Federal National Mortgage Association Pool #AC1639 4.000% 9/01/39	298,040	296,852
Pool #AE2537 4.000% 10/01/40	198,663	197,871
Pool #931412 4.500% 6/01/24	951,132	996,720
Pool #AC5442 4.500% 11/01/39	213,307	219,131
Pool #932322 4.500% 12/01/39	999,900	1,027,202
Pool #AD3072 4.500% 4/01/40	3,422,140	3,515,580
Pool #AD6926 4.500% 6/01/40	918,011	943,077
Pool #889955 5.500% 10/01/38	934,903	998,995
Federal National Mortgage Association TBA Pool #4992 4.000% 10/01/39 (e)	5,100,000	5,070,375
Pool #11007 4.500% 12/01/20 (e)	1,000,000	1,048,203
Pool #12651 4.500% 12/01/38 (e)	23,800,000	24,435,179
Pool #26443 5.000% 4/01/36 (e)	2,000,000	2,102,656

The accompanying notes are an integral part of the financial statements.

16

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #45488 5.500% 4/01/35 (e)	$6,000,000	$6,419,531
Government National Mortgage Association TBA Pool #2527 4.000% 3/01/40 (e)	7,000,000	7,020,782

		54,292,154

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $54,586,933)		54,292,154

U.S. TREASURY OBLIGATIONS — 33.1%
U.S. Treasury Bonds & Notes — 33.1%
U.S. Treasury Inflation Index 2.000% 1/15/26	110,190	117,352
U.S. Treasury Inflation Index 2.375% 1/15/25	116,024	129,468
U.S. Treasury Inflation Index 2.375% 1/15/27	1,952,082	2,176,657
U.S. Treasury Inflation Index 2.500% 1/15/29	305,592	347,659
U.S. Treasury Inflation Index 3.875% 4/15/29	399,108	536,395
U.S. Treasury Note (c) 0.500% 11/30/12	11,300,000	11,286,758
U.S. Treasury Note (c) 0.500% 10/15/13	8,500,000	8,405,703
U.S. Treasury Note (c) 0.500% 11/15/13	1,900,000	1,875,656
U.S. Treasury Note 0.625% 12/31/12	1,600,000	1,601,063
U.S. Treasury Note 0.750% 8/15/13	3,300,000	3,293,555
U.S. Treasury Note 0.750% 9/15/13	1,200,000	1,196,250
U.S. Treasury Note 0.750% 12/15/13	8,400,000	8,340,609
U.S. Treasury Note 1.000% 7/15/13	1,100,000	1,105,500
U.S. Treasury Note 1.125% 6/15/13	400,000	403,328
U.S. Treasury Note 1.875% 6/30/15	100,000	100,410
U.S. Treasury Note 2.125% 11/30/14	700,000	717,199
U.S. Treasury Note 2.125% 5/31/15	600,000	609,656
U.S. Treasury Note 2.375% 9/30/14	300,000	310,793
U.S. Treasury Note 2.375% 10/31/14	500,000	517,637

	Principal Amount	Value
U.S. Treasury Note 2.500% 4/30/15	$400,000	$413,578
U.S. Treasury Note 2.625% 12/31/14	500,000	521,445

		44,006,671

TOTAL U.S. TREASURY OBLIGATIONS (Cost $44,311,194)		44,006,671

TOTAL BONDS & NOTES (Cost $159,751,535)		158,844,437

TOTAL LONG-TERM INVESTMENTS (Cost $159,751,535)		158,844,437

SHORT-TERM INVESTMENTS — 8.5%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (f)	2,907,449	2,907,449

U.S. Treasury Bills — 6.3%
U.S. Treasury Bill (c) 0.174% 6/02/11	8,400,000	8,394,219

TOTAL SHORT-TERM INVESTMENTS (Cost $11,301,668)		11,301,668

TOTAL INVESTMENTS —128.1% (Cost $171,053,203) (g)		170,146,105

Other Assets/(Liabilities) — (28.1)%		(37,348,362)

NET ASSETS — 100.0%		$132,797,743

SECURITIES SOLD SHORT — (3.7)%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES SOLD SHORT — (3.7)%
Pass-Through Securities — (3.7)%
Federal National Mortgage Association TBA Pool#4992 4.000% 10/01/39 (e)	(5,000,000)	(4,973,828)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES SOLD SHORT (Cost $(4,913,672))		(4,973,828)

TOTAL SECURITIES SOLD SHORT — (3.7)% (Cost $(4,913,672))		(4,973,828)

The accompanying notes are an integral part of the financial statements.

17

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

CAD	Canadian Dollar
CMO	Collateralized Mortgage Obligation
BAB	Build America Bond
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $9,785,787 or 7.37% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $1,057,475 or 0.80% of net assets.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Maturity value of $2,907,452. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $2,967,732.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

18

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML Fundamental Value Fund	MML PIMCO Total Return Fund
Assets:
Investments, at value (Note 2) (a)	$125,269,345	$158,844,437
Short-term investments, at value (Note 2) (b)	1,322,378	11,301,668

Total investments	126,591,723	170,146,105

Foreign currency, at value (c)	-	131,623
Receivables from:
Investments sold	39,520	5,550,579
Investments sold on a when-issued basis (Note 2)	-	17,646,137
Open forward foreign currency contracts (Note 2)	-	182,107
Investment adviser (Note 3)	10,339	22,777
Fund shares sold	-	1,072,624
Interest and dividends	164,888	657,375
Broker for collateral held for open futures contracts (Note 2)	-	37,000
Variation margin on open futures contracts (Note 2)	-	41,879
Open swap agreements, at value (Note 2)	-	328,164

Total assets	126,806,470	195,816,370

Liabilities:
Payables for:
Investments purchased	-	3,046,640
Investments purchased on a when-issued basis (Note 2)	-	54,317,890
Closed swap agreements, at value (f)	-	63,292
Collateral held for open swap agreements (Note 2)	-	260,000
Written options outstanding, at value (Note 2) (d)	-	147,256
Open forward foreign currency contracts (Note 2)	-	26,760
Payable for securities sold short, at value (Note 2) (e)	-	4,973,828
Open swap agreements, at value (Note 2)	-	44,236
Trustees’ fees and expenses (Note 3)	1,893	1,843
Affiliates (Note 3):
Investment management fees	67,947	48,662
Administration fees	10,453	9,732
Accrued expense and other liabilities	35,580	78,488

Total liabilities	115,873	63,018,627

Net assets	$126,690,597	$132,797,743

Net assets consist of:
Paid-in capital	$114,794,154	$134,503,647
Undistributed (accumulated) net investment income (loss)	2,350	126,165
Accumulated net realized gain (loss) on investments and foreign currency transactions	177,368	(805,268)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,716,725	(1,026,801)

Net assets	$126,690,597	$132,797,743

(a) Cost of investments:	$113,552,620	$159,751,535
(b) Cost of short-term investments:	$1,322,378	$11,301,668
(c) Cost of foreign currency:	$-	$130,193
(d) Premiums on written options:	$-	$85,451
(e) Proceeds from securities sold short:	$-	$(4,913,672)
(f) Swap agreements are scheduled to settle subsequent to year end.

The accompanying notes are an integral part of the financial statements.

20

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Fundamental Value Fund	MML PIMCO Total Return Fund
Class II shares:
Net assets	$126,690,597	$132,797,743

Shares outstanding (a)	11,432,958	13,417,994

Net asset value, offering price and redemption price per share	$11.08	$9.90

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

21

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Period Ended December 31, 2010

	MML Fundamental Value Fund +	MML PIMCO Total Return Fund +
Investment income (Note 2):
Dividends (a)	$901,582	$-
Interest	157	767,409

Total investment income	901,739	767,409

Expenses (Note 3):
Investment management fees	253,806	187,311
Custody fees	7,981	12,031
Interest expense	-	125
Audit fees	31,874	84,124
Legal fees	2,410	2,839
Shareholder reporting fees	15,208	15,396
Trustees’ fees	2,304	2,261

	313,583	304,087
Administration fees:
Class II	39,047	37,462

Total expenses	352,630	341,549
Expenses waived (Note 3):
Class II fees waived by advisor	(40,254)	(97,920)

Net expenses	312,376	243,629

Net investment income (loss)	589,363	523,780

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	469,427	273,627
Futures contracts	-	(127,091)
Written options	-	24,511
Swap agreements	-	40,013
Foreign currency transactions	-	(90,391)

Net realized gain (loss)	469,427	120,669

Net change in unrealized appreciation (depreciation) on:
Investment transactions	11,716,725	(907,098)
Futures contracts	-	(166,481)
Written options	-	(61,805)
Securities sold short	-	(60,156)
Swap agreements	-	12,013
Translation of assets and liabilities in foreign currencies	-	156,726

Net change in unrealized appreciation (depreciation)	11,716,725	(1,026,801)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	12,186,152	(906,132)

Net increase (decrease) in net assets resulting from operations	$12,775,515	$(382,352)

(a) Net of withholding tax of:	$511	$-

+	Fund commenced operations on August 10, 2010.

The accompanying notes are an integral part of the financial statements.

22

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund	MML PIMCO Total Return Fund
	Period Ended December 31, 2010 +	Period Ended December 31, 2010 +
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$589,363	$523,780
Net realized gain (loss) on investment transactions	469,427	120,669
Net change in unrealized appreciation (depreciation) on investments	11,716,725	(1,026,801)

Net increase (decrease) in net assets resulting from operations	12,775,515	(382,352)

Distributions to shareholders (Note 2):
From net investment income:
Class II	(587,013)	(497,504)

Total distributions from net investment income	(587,013)	(497,504)

From net realized gains:
Class II	(292,059)	(826,048)

Total distributions from net realized gains	(292,059)	(826,048)

Net fund share transactions (Note 5):
Class II	114,794,154	134,503,647

Increase (decrease) in net assets from fund share transactions	114,794,154	134,503,647

Total increase (decrease) in net assets	126,690,597	132,797,743
Net assets
Beginning of period	-	-

End of period	$126,690,597	$132,797,743

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$2,350	$126,165

+	Fund commenced operations on August 10, 2010.

The accompanying notes are an integral part of the financial statements.

23

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Fundamental Value Fund

	Class II
	Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06
Net realized and unrealized gain (loss) on investments	1.10

Total income (loss) from investment operations	1.16

Less distributions to shareholders:
From net investment income	(0.05)
From net realized gains	(0.03)

Total distributions	(0.08)

Net asset value, end of period	$11.08

Total Return ^^	11.59%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$126,691
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	*
After expense waiver	0.80%	*#
Net investment income (loss) to average daily net assets	1.51%	*
Portfolio turnover rate	10%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

24

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML PIMCO Total Return Fund

	Class II
	Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06
Net realized and unrealized gain (loss) on investments	(0.05)

Total income (loss) from investment operations	0.01

Less distributions to shareholders:
From net investment income	(0.04)
From net realized gains	(0.07)

Total distributions	(0.11)

Net asset value, end of period	$9.90

Total Return ^^	0.17%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$132,798
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	0.91%	*
After expense waiver ‡‡	0.65%	*#
Interest expense to average daily net assets ‡‡‡	0.00%	*†
Ratio of expenses to average daily net assets:
Before expense waiver ##	0.91%	*
After expense waiver ##	0.65%	*#
Net investment income (loss) to average daily net assets	1.40%	*
Portfolio turnover rate	221%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than 0.005%.
+	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes interest expense.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

25

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are two series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Fundamental Value Fund (“Fundamental Value Fund”) and MML PIMCO Total Return Fund (“PIMCO Total Return Fund”).

The Funds commenced operations on August 10, 2010.

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund offers the following two classes of shares: Class II and Service Class I shares. Service Class I shares of the Funds are not currently available. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with

26

Notes to Financial Statements (Continued)

procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

27

Notes to Financial Statements (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The PIMCO Total Return Fund characterized all investments, other than financial instruments, at Level 2, as of December 31, 2010. The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

28

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2010 for the Fundamental Value Fund’s investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Fundamental Value Fund
Equities
Common Stock
Basic Materials	$7,569,214	$-	$-	$7,569,214
Communications	9,341,260	-	-	9,341,260
Consumer, Cyclical	11,363,086	-	-	11,363,086
Consumer, Non-cyclical	22,282,273	-	-	22,282,273
Energy	16,330,110	-	-	16,330,110
Financial	29,008,417	-	-	29,008,417
Industrial	15,444,631	591,049	-	16,035,680
Technology	9,482,883	-	-	9,482,883
Utilities	3,856,422	-	-	3,856,422

Total Common Stock	124,678,296	591,049	-	125,269,345

Total Equities	124,678,296	591,049	-	125,269,345

Total Long-Term Investments	124,678,296	591,049	-	125,269,345

Total Short-Term Investments	-	1,322,378	-	1,322,378

Total Investments	$124,678,296	$1,913,427	$-	$126,591,723

The following is the aggregate value by input level as of December 31, 2010 for the PIMCO Total Return Fund’s other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$182,107	$-	$182,107
Futures Contracts
Interest Rate Risk	22,670	-	-	22,670
Swap Agreements
Credit Risk	-	328,164	-	328,164

29

Notes to Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$(26,760)	$-	$(26,760)
Futures Contracts
Interest Rate Risk	(189,151)	-	-	(189,151)
Swap Agreements
Credit Risk	-	(39,752)	-	(39,752)
Interest Rate Risk	-	(4,484)	-	(4,484)
Written Options
Interest Rate Risk	(22,000)	(125,256)	-	(147,256)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended December 31, 2010.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
PIMCO Total Return Fund***
Long-Term Investments
Bonds & Notes
Corporate Debt	$-	$-	$-	$-	$597,175	$-	$(597,175	)**	$-	$-
Sovereign Debt Obligations	-	-	-	-	126,193	-	(126,193	)**	-	-

	$-	$-	$-	$-	$723,368	$-	$(723,368)		$-	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the period.
**	Transferred from Level 3 to Level 2 as a result of changes in liquidity.
***	Fund commenced operations on August 10, 2010.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

30

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund
Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Cash Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Cash Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Directional Investment	A

Options (Sold)
Hedging/Risk Management	A

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related options, if applicable.

At December 31, 2010, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$182,107	$-	$182,107
Futures Contracts^^	-	-	22,670	22,670
Swap Agreements*	328,164	-	-	328,164

Total Value	$328,164	$182,107	$22,670	$532,941

Liability Derivatives
Forward Contracts^	$-	$(26,760)	$-	$(26,760)
Futures Contracts^^	-	-	(189,151)	(189,151)
Swap Agreements^	(39,752)	-	(4,484)	(44,236)
Written Options^	-	-	(147,256)	(147,256)

Total Value	$(39,752)	$(26,760)	$(340,891)	$(407,403)

Realized Gain (Loss)#
Forward Contracts	$-	$(264,378)	$-	$(264,378)
Futures Contracts	-	-	(127,091)	(127,091)
Swap Agreements	40,013	-	-	40,013
Written Options	-	-	24,511	24,511

Total Realized Gain (Loss)	$40,013	$(264,378)	$(102,580)	$(326,945)

31

Notes to Financial Statements (Continued)

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$155,347	$-	$155,347
Futures Contracts	-	-	(166,481)	(166,481)
Swap Agreements	16,522	-	(4,509)	12,013
Written Options	-	-	(61,805)	(61,805)

Total Change in Appreciation (Depreciation)	$16,522	$155,347	$(232,795)	$(60,926)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$10,931,635	$-	$10,931,635
Futures Contracts	-	-	172	172
Swap Agreements	$4,880,000	$-	$500,000	$5,380,000
Written Options	-	-	6,996,000	6,996,000

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts or open swap agreements, as applicable.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding, open forward foreign currency contracts, or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended December 31, 2010.

32

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Funds during the period ended December 31, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency futures or forward contracts, each of which calls for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk; forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. Each type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. See “Futures Contracts” below, for information regarding the accounting treatment of futures contracts.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
	Barclays Bank PLC	200,000	Australian Dollar	1/28/11	$197,835	$204,118	$6,283
	Barclays Bank PLC	202,000	Canadian Dollar	2/17/11	198,266	202,894	4,628
	Barclays Bank PLC	9,046,000	Indian Rupee	3/09/11	200,177	199,920	(257)
	Barclays Bank PLC	6,336,640	Mexican Peso	2/22/11	500,000	511,588	11,588
	Barclays Bank PLC	155,205	New Turkish Lira	1/27/11	100,000	100,456	456
	Barclays Bank PLC	728,400	South African Rand	1/28/11	100,000	110,179	10,179
	Barclays Bank PLC	111,900,000	South Korean Won	5/09/11	100,000	98,054	(1,946)

					1,396,278	1,427,209	30,931

33

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
BUYS
	Credit Suisse Securities LLC	121,000	Australian Dollar	1/28/11	$115,047	$123,491	$8,444

	Goldman Sachs & Co.	6,598,500	Philippine Peso	11/15/11	150,000	149,802	(198)
	Goldman Sachs & Co.	64,790	Singapore Dollar	6/09/11	50,000	50,488	488

					200,000	200,290	290

	JP Morgan Chase Bank	1,777,900	Brazilian Real	3/02/11	1,041,535	1,057,411	15,876
	JP Morgan Chase Bank	1,555,000	Canadian Dollar	2/17/11	1,542,016	1,561,879	19,863
	JP Morgan Chase Bank	1,959,750	Chinese Yuan Renminbi	11/15/11	300,000	298,839	(1,161)
	JP Morgan Chase Bank	310,250	Malaysian Ringgit	2/07/11	100,000	100,374	374
	JP Morgan Chase Bank	4,959,786	Mexican Peso	2/22/11	400,000	400,428	428
	JP Morgan Chase Bank	151,130	New Turkish Lira	1/27/11	100,000	97,818	(2,182)
	JP Morgan Chase Bank	13,168,000	Philippine Peso	6/15/11	301,003	299,886	(1,117)
	JP Morgan Chase Bank	6,585,000	Philippine Peso	11/15/11	150,000	149,495	(505)
	JP Morgan Chase Bank	129,640	Singapore Dollar	3/09/11	100,000	101,026	1,026
	JP Morgan Chase Bank	325,409	Singapore Dollar	6/09/11	250,663	253,576	2,913
	JP Morgan Chase Bank	736,590	South African Rand	1/28/11	106,960	111,418	4,458
	JP Morgan Chase Bank	696,950	South African Rand	4/28/11	100,000	104,088	4,088
	JP Morgan Chase Bank	454,212,181	South Korean Won	1/19/11	399,999	399,903	(96)
	JP Morgan Chase Bank	680,742,181	South Korean Won	5/09/11	592,171	596,508	4,337

					5,484,347	5,532,649	48,302

	Royal Bank of Scotland PLC	121,000	Australian Dollar	1/28/11	115,181	123,491	8,310
	Royal Bank of Scotland PLC	201,000	Canadian Dollar	2/17/11	198,518	201,889	3,371

					313,699	325,380	11,681

	UBS AG	2,485,750	Mexican Peso	2/22/11	200,000	200,686	686
	UBS AG	155,365	New Turkish Lira	1/27/11	100,000	100,559	559

					300,000	301,245	1,245

					$7,809,371	$7,910,264	$100,893

34

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
SELLS
	Barclays Bank PLC	121,000	Australian Dollar	1/28/11	$117,239	$123,491	$(6,252)
	Barclays Bank PLC	184,000	Euro	1/25/11	241,233	246,424	(5,191)

					358,472	369,915	(11,443)

	JP Morgan Chase Bank	3,234,000	Euro	1/06/11	4,404,773	4,331,282	73,491
	JP Morgan Chase Bank	100,000	Euro	1/25/11	134,141	133,925	216
	JP Morgan Chase Bank	454,212,181	South Korean Won	1/19/11	393,359	399,904	(6,545)

					4,932,273	4,865,111	67,162

	Royal Bank of Scotland PLC	10,000	British Pound	3/21/11	15,633	15,588	45
	Royal Bank of Scotland PLC	100,000	Euro	1/06/11	132,984	133,929	(945)

					148,617	149,517	(900)

	UBS AG	100,000	Euro	1/25/11	133,561	133,926	(365)

					$5,572,923	$5,518,469	$54,454

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use futures contracts in connection with currency risk). A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

35

Notes to Financial Statements (Continued)

If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options, Rights, and Warrants,” below, for more information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
61	90 Day Eurodollar	3/14/11	$15,194,337	$7,763
15	U.S. Treasury Note 2 Year	3/31/11	3,283,594	3,031
63	90 Day Eurodollar	6/13/11	15,680,700	2,313
57	90 Day Eurodollar	9/19/11	14,170,912	9,563
13	90 Day Eurodollar	12/19/11	3,226,275	(3,500)
32	90 Day Eurodollar	3/19/12	7,924,000	(6,900)
3	3 Month Sterling Interest Rate	3/21/12	576,173	(2,106)
12	90 Day Eurodollar	6/18/12	2,963,400	(14,962)
1	3 Month Sterling Interest Rate	6/20/12	191,531	(819)
19	90 Day Eurodollar	9/17/12	4,678,988	(29,613)
24	90 Day Eurodollar	12/17/12	5,892,900	(44,188)
20	90 Day Eurodollar	3/18/13	4,896,750	(43,200)
3	90 Day Eurodollar	6/17/13	732,375	(5,900)
15	90 Day Eurodollar	9/16/13	3,651,750	(37,963)

				$(166,481)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

36

Notes to Financial Statements (Continued)

A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

37

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
1,400,000	USD	6/20/15	Barclays Bank PLC	Sell***	5.000%	CDX.EM.13 (PIMCO Rating: BA+)**	$4,629	$170,050	$174,679
400,000	USD	12/20/15	Barclays Bank PLC	Sell***	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA-)**	4,380	(2,308)	2,072
300,000	USD	12/20/15	Barclays Bank PLC	Sell***	5.000%	CDX.EM.14 (PIMCO Rating: BA+)**	2,498	38,250	40,748
3,100,000	USD	12/20/15	Barclays Bank PLC	Sell***	5.000%	CDX.NA.HY.15 (PIMCO Rating: B-)**	1,952	83,625	85,577

							13,459	289,617	303,076

1,300,000	USD	12/20/15	Credit Suisse Securities LLC	Sell***	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	13,718	(4,950)	8,768

1,000,000	USD	12/20/15	Goldman Sachs & Co.	Sell***	0.250%	French Republic (PIMCO Rating: AAA)**	(18,417)	(19,610)	(38,027)
100,000	USD	12/20/15	Goldman Sachs & Co.	Sell***	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	1,147	(472)	675
100,000	USD	12/20/15	Goldman Sachs & Co.	Sell***	1.000%	United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(881)	2,301	1,420
100,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%	General Electric Capital Corp. (PIMCO Rating: AA+)**	(40)	(1,685)	(1,725)

							(18,191)	(19,466)	(37,657)

800,000	USD	12/20/15	JP Morgan Chase Bank	Sell***	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	4,135	1,260	5,395
100,000	USD	12/20/15	JP Morgan Chase Bank	Sell***	5.000%	CDX.NA.HY.15 (PIMCO Rating: B-)**	2,823	(63)	2,760

							6,958	1,197	8,155

900,000	USD	12/20/15	UBS AG	Sell***	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	578	5,492	6,070

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund		Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
500,000	USD	12/19/13	Goldman Sachs & Co.	3-Month USD-LIBOR-BBA		Fixed 1.250%	$(4,509)	$25	$(4,484)

USD U.S. Dollar
*	Collateral for swap agreements received from Barclays Bank PLC amounted to $260,000 at December 31, 2010.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities included in the underlying index for the credit default swap. The source of the ratings for the underlying securities are Moody’s Investor Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report due date and do not reflect subsequent changes.
***	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

38

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

39

Notes to Financial Statements (Continued)

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) listed in the following table had open written option contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
$55,000	9/19/11	Eurodollar Futures Put, Strike 99.38	$13,755	$9,075
55,000	9/19/11	Eurodollar Futures Call, Strike 99.38	9,398	12,925
2,100,000	10/11/12	Interest Rate Swaption USD 1 Year Call, Strike TBD*	11,088	17,022
500,000	10/11/12	Interest Rate Swaption USD 1 Year Call, Strike TBD**	2,540	4,053
1,300,000	11/14/11	Interest Rate Swaption USD 1 Year Put, Strike 0.65*	2,665	6,544
1,000,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00***	6,325	12,707
4,100,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25*	24,327	54,437
1,500,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.00*	8,558	17,234
1,800,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.75****	6,795	13,259

			$85,451	$147,256

*	OTC traded option counterparty Goldman Sachs & Co.
**	OTC traded option counterparty JP Morgan Chase Bank.
***	OTC traded option counterparty Credit Suisse Securities LLC.
****	OTC traded option counterparty Royal Bank of Scotland PLC.

Transactions in written option contracts during the period ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at August 10, 2010	-	$-
Options written	12,300,103	109,962
Options terminated in closing purchase transactions	(59)	(24,511)
Options expired	-	-
Options exercised	-	-

Options outstanding at December 31, 2010	12,300,044	$85,451

The Fund(s) had no rights, warrants, or purchased options at December 31, 2010.

40

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2010.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The PIMCO Total Return Fund had dollar roll transactions during the period ended December 31, 2010, which were accounted for as purchase and sale transactions.

41

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Fund(s) held inflation-indexed bonds as shown in the Portfolio(s) of Investments during the period ended December 31, 2010.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund(s) held securities sold short as shown in the Portfolio(s) of Investments at December 31, 2010.

42

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

PIMCO Total Return Fund
Average balance outstanding	$173,979
Average interest rate	0.18%
Maximum balance outstanding	$1,193,000
Weighted average maturity	21 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

The Fund(s) had no open reverse repurchase agreements at December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income and interest expense, adjusted for amortization of discounts and premiums on debt securities, are earned from the settlement date and are recorded on the accrual basis. Dividend income, dividend expense and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling

43

Notes to Financial Statements (Continued)

rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are changed to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

44

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Fundamental Value Fund	0.65%
PIMCO Total Return Fund	0.50%

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Pacific Investment Management Company LLC for the PIMCO Total Return Fund and Wellington Management Company, LLP for the Fundamental Value Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class II
Fundamental Value Fund	0.10%
PIMCO Total Return Fund	0.10%

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Fundamental Value Fund*		PIMCO Total Return Fund*^
Class II	0.80%	Class II	0.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2012.
^	Expense caps also exclude interest expense.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Fundamental Value Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the period ended December 31, 2010, brokerage commissions rebated under these agreements amounted to $885.

45

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Fundamental Value Fund	$-	$122,696,207	$-	$9,612,129
PIMCO Total Return Fund	338,450,040	32,414,839	216,009,196	145,660

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period ended December 31, 2010

	Shares	Amount
Fundamental Value Fund Class II*
Sold	18,694,754	$183,678,881
Issued as reinvestment of dividends	80,723	879,072
Redeemed	(7,342,519)	(69,763,799)

Net increase (decrease)	11,432,958	$114,794,154

PIMCO Total Return Fund Class II*
Sold	21,290,525	$213,715,026
Issued as reinvestment of dividends	134,507	1,323,552
Redeemed	(8,007,038)	(80,534,931)

Net increase (decrease)	13,417,994	$134,503,647

*	Fund commenced operations on August 10, 2010.

46

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Fundamental Value Fund	$114,899,861	$12,495,557	$(803,695)	$11,691,862
PIMCO Total Return Fund	171,293,722	721,755	(1,869,372)	(1,147,617)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

The PIMCO Total Return Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $730,076.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Fundamental Value Fund	$879,072	$-	$-
PIMCO Total Return Fund	1,313,166	10,386	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, option contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Fundamental Value Fund	$205,689	$-	$(1,108)	$11,691,862
PIMCO Total Return Fund	267,048	-	(701,815)	(1,271,137)

47

Notes to Financial Statements (Continued)

During the period ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
PIMCO Total Return Fund	$-	$(99,889)	$99,889

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures.

9.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Fundamental Value Fund and MML PIMCO Total Return Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Fundamental Value Fund and MML PIMCO Total Return Fund (collectively “the Funds”), two of the Funds comprising the MML Series Investment Fund (“the Trust”) as of December 31, 2010, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2011

49

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 68	Chairman Trustee	Since 2010 Since 1999	Retired.	63	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 62	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	63	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 71	Trustee	Since 1973	Attorney-at-Law (since 2004).	63	Director (1999-2007), BankNorth Massachusetts; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	63	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 68	Trustee	Since 1996	Retired. Consultant (1999-2009).	99***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 58	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	63	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

50

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 65	Trustee	Since 2003	Retired.	65^^	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 55	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	63	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

51

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	95

Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

52

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

53

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Fundamental Value Fund	77.54%

54

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in May 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved the advisory agreements for two new series of the Trust, the Fundamental Value Fund and the PIMCO Total Return Fund (“Advisory Agreements”), and the subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”) and Pacific Investment Management Company LLC (“PIMCO”), respectively, for the Funds (“Subadvisory Agreements”), subject to approval by the shareholders of the Funds of the Advisory and Subadvisory Agreements. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Advisory and Subadvisory Agreements (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Advisory Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope, and quality of services MassMutual would provide to the Funds. In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Trustees also reviewed and considered information included in the Materials (or discussed at the meeting) concerning possible economies of scale and potential profitability of MassMutual’s advisory relationship with the Funds. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds.

In approving the Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Wellington Management and PIMCO and their personnel with responsibilities for providing services to the Funds; (ii) the terms of each Subadvisory Agreement; (iii) the scope and quality of services that Wellington Management and PIMCO will provide under each Subadvisory Agreement; (iv) the historical investment performance track record of Wellington Management and PIMCO; and (v) the fees payable to Wellington Management and PIMCO by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the Advisory and Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory

55

Other Information (Unaudited) (Continued)

contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees determined that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Advisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) MassMutual’s projected level of profitability from its relationship with the Funds was not excessive and the advisory fee payable under the Advisory Agreements and the Funds’ total expenses were fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Wellington Management and PIMCO would be well suited to each Fund given its investment objective and policies; and (iv) the terms of the Advisory and Subadvisory Agreements were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s’ shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory and Subadvisory Agreements.

The Advisory and Subadvisory Agreements became effective on August 9, 2010.

56

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Value Fund
Class II	1,000	0.80%	$1,115.90	$3.34	$1,021.20	$4.08
PIMCO Total Return Fund
Class II	1,000	0.65%	1,001.70	2.57	1,021.90	3.31

*	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund(s) on August 10, 2010, through December 31, 2010, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

57

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2011 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540c 111

CRN201203-144024

Item 2. Code of Ethics.

As of December 31, 2010, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2010, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr., a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2010 and 2009 were $736,711 and $890,311, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009 were $117,100 and $0, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2010 and 2009 were $85,913 and $112,050, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2010 and 2009 were $710,669 and $519,679, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   2/18/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   2/18/11

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date   2/18/11